1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.    )
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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that CRH plc intends to release definitive copies of this Notice of Meeting and Proxy Statement to shareholders beginning on or about March 27, 2026.

Built for Growth,
Powered by Performance
Notice of Meeting and Proxy Statement 2026
This Notice of Meeting and Proxy Statement (this ‘Proxy Statement’) is important and requires your immediate attention. If you are in any doubt as to any aspect of the
Proposals referred to in this Proxy Statement or as to the action you should take, you should consult your broker, financial advisor, legal advisor or accountant or other independent professional advisor. The Proxy Statement should be read as a whole. Your attention is drawn to the Letter from the Chair, which is set out on pages 3 to 4 of this Proxy Statement. We recommend that you review the information on the process for, and deadlines applicable to, attending the 2026 Annual General Meeting
(the ‘2026 AGM’) and appointing a proxy in the General Information section on pages 84 to 88 of this Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the 2026 AGM to be held on May 7, 2026
We have elected to take advantage of the U.S. Securities and Exchange Commission (the ‘SEC’) rules that allow us to provide shareholders access to our proxy materials electronically. Our Annual Report for the fiscal year ended December 31, 2025 (the ‘2025 Annual Report’) and this Proxy Statement are available at
www.envisionreports.com/CRH. On behalf of our Board of Directors, we are making these materials available to you beginning on or about          , 2026 in connection
with CRH’s solicitation of proxies for the 2026 AGM. Beginning on          , 2026, we mailed to our shareholders a Notice of Internet Availability of Proxy Materials (the
‘Notice of Internet Availability’) containing instructions regarding how to access the 2025 Annual Report and the Proxy Statement online. The Notice of Internet
Availability contains instructions regarding how you can elect to receive these proxy materials in printed form by mail or electronically by e-mail. This election to receive proxy materials by mail or e-mail will remain in effect until you terminate it.

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CRH PROXY STATEMENT 2026

The Leading Provider
of Building Materials
As the leading provider of
building materials, CRH is
critical to the modernization
of infrastructure.
With a network of 83,000 people across
4,000 locations in 28 countries, we connect
deep local relationships with our global
expertise and unmatched scale.
Our connected portfolio positions us as the
partner of choice across transportation,
water and reindustrialization projects and
enables us to play a vital role in economic
growth, building and maintaining the critical
infrastructure networks that our economies
rely on.
With leading positions in high-growth
markets and strong exposure to growing
infrastructure megatrends that create
significant opportunities for growth, CRH is
uniquely positioned to reimagine the built
environment to shape our communities for a
better tomorrow.

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CRH PROXY STATEMENT 2026

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CRH PROXY STATEMENT 2026

Letter from the Chair
CRH’s Winning Way delivered record
financial results for 2025 with excellent
strategic progress
Dear Shareholder,
I am pleased to invite you to attend the 2026 AGM of CRH to be held on Thursday, May 7,
2026 at 11:00 a.m. (Dublin) at the Royal Marine Hotel, Marine Road, Dun Laoghaire, Co. Dublin,
Ireland. Details in relation to attending and voting on the Proposals on the agenda for the 2026
AGM are set out on pages 12 to 39 of this Proxy Statement.
Performance & Strategy
In 2025, CRH’s superior strategy, leading
performance, value-creating capital allocation
and proven growth capabilities delivered
another record performance. This was
underpinned by our unmatched scale,
connected portfolio, and unique,
entrepreneurial culture across our leading
market positions in North America, Europe
and Australia. Total revenues increased 5% to
$37.4 billion (2024: $35.6 billion), net income
was 8% ahead of 2024 at $3.8 billion (2024:
$3.5 billion) and Adjusted EBITDA* rose 11%
to $7.7 billion (2024: $6.9 billion). CRH's
Diluted Earnings per Share (‘Diluted EPS’)
improved significantly, increasing by 10% to
$5.51 (2024: $5.02).
CRH continues to judiciously deploy capital,
investing for the future by way of acquisitions
and growth investments as well as returning
cash to shareholders through dividends and
share buybacks. In 2025, CRH invested $4.1
billion in 38 value-accretive acquisitions,
including the $2.1 billion acquisition of Eco
Material Technologies (‘Eco Material’),
significantly strengthening our cementitious
materials platform in the United States.
We also invested $1.7 billion in growth capital
expenditure projects, leveraging our size and
scale to fully capitalize on investment
opportunities which expand our capabilities,
support margin growth and enhance long-term
shareholder value. These investments continue
to strengthen our connected growth platforms
of Aggregates, Cementitious, Roads and
Water to deliver for customers across our
end-markets.
We remain committed to our policy of
consistent long-term dividend growth. The
total dividend for 2025 was $1.48 per share,
representing an increase of approximately 6%
versus prior year (2024: $1.40). We also
returned $1.2 billion (2024: $1.3 billion) to
shareholders through our share buyback
program, repurchasing approximately 11.7
million Ordinary Shares in 2025 (2024: 15.9
million). On November 5, 2025, CRH
commenced a further share buyback tranche
of $0.3 billion, which was completed on
February 17, 2026 and the Company’s Board
of Directors (the ‘Board’) has extended the
program with an additional $0.3 billion tranche
to be completed no later than April 28, 2026.
We will continue to assess our share buyback
program throughout 2026, providing further
Note:
*Represents a non-GAAP financial measure. See the
discussion within ‘Reconciliation of Non-GAAP
Figures’ in Annex A for a definition and reconciliation
to the most directly comparable GAAP measure.
updates throughout the year.
Supported by CRH’s excellent strategic
progress and record financial results, our
share price performed strongly in 2025,
delivering a Total Shareholder Return (‘TSR’)
of 36.8% for the 12 months ended December
31, 2025. The price per share increased from
$92.52 on December 31, 2024 to $124.80 on
December 31, 2025.
S&P 500
Following CRH’s inclusion in the MSCI US and
Russell 1000, our inclusion in the S&P 500
from December 2025 is another important
milestone on our journey since the
establishment of our primary listing on the
New York Stock Exchange (‘NYSE’) in
September 2023.
Safety and Well-Being
The safety and well-being (including physical
and mental health) of our employees,
contractors, and other stakeholders is
embedded in CRH’s values. Our ambition is to
have a culture of safety and wellness working
towards zero harm, with a goal of having zero
fatalities in any year. Regrettably, despite
these efforts, CRH recorded three fatalities
during the year. Our thoughts are with their
families and we will continue to make every
effort to reach our target of zero harm and
zero fatalities. The Safety, Environment &
Social Responsibility Committee, a Board
committee, receives regular reports in relation
to safety related policies, initiatives, measures,
metrics and incidents.
London Stock Exchange Listings &
Preference Share Capital Structure
Following a review of CRH’s London Stock
Exchange (‘LSE’) Ordinary Share listing and
our Preference Share capital structure, we
announced on March 13, 2026 our intention to
delist from the LSE the Company’s Ordinary
Shares and 7% Preference Shares (the ‘LSE
Delisting’) and, subject to shareholder
approval, to cancel the Company’s 5% and
7% Preference Shares (the ‘Preference Share
Cancellations’). As part of the review, CRH
carefully considered, among other factors, the
level of activity for its Ordinary Shares on the

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CRH PROXY STATEMENT 2026

LSE as well as the additional cost, regulatory
and administrative obligations arising from
retaining the LSE listings and maintaining the
5% and 7% Preference Shares. Following the
review, the Board is satisfied that it is in the
best interests of CRH, and its shareholders, to
proceed with the LSE Delisting and, subject to
shareholder approval, the Preference Share
Cancellations.
Once the LSE Delisting takes effect, CRH’s
Ordinary Shares will be solely listed on the
NYSE.
Management Succession
Jim Mintern succeeded Albert Manifold as
Chief Executive Officer effective January 1,
2025. CRH has already benefitted from, and
will continue to benefit from Jim’s leadership.
On his appointment, the Board agreed a range
of personal and CRH objectives with Jim for
2025. These were all achieved.
A robust and comprehensive process,
supported by independent advisors, which
considered both internal and external
candidates, resulted in the appointment of
Nancy Buese as Jim’s successor as Chief
Financial Officer, effective May 12, 2025.
Nancy has a very strong record of financial
leadership and operational insight which will
be deployed for CRH. Nancy’s biographical
details are set out on page 41.
Board Composition
and Board Evaluation
Our Board consists of 12 highly experienced
Directors with a balance of tenures and a
diversity of backgrounds and experience.
The biographies of the current Board members,
each of whom has been nominated to stand
for re-election at the 2026 AGM, are set out
on pages 19 to 22.
We have a robust process for appraising the
performance of Directors. Accordingly, having
reviewed the performance of each Board
member and the independence of the
non-management Directors, the Board is
recommending the re-election of each Director
by shareholders.
In line with our Corporate Governance
Guidelines, periodically our Board evaluation
processes are facilitated by a third-party
advisor. An externally facilitated process in
relation to the performance of the Board and
its Committees during 2025 is currently
ongoing.
Any resulting recommendations will be
reviewed by the Nomination & Corporate
Governance Committee with appropriate
action plans being developed for consideration
by the Board.
Executive Compensation
The report from the Compensation Committee
on page 49 and the detailed disclosures in the
“Compensation Discussion & Analysis” (CD&A)
section on pages 50 to 80 outline how our
executive compensation policies were applied
during 2025.
2026 AGM
There are 12 Proposals on the agenda of the
2026 AGM for consideration by shareholders.
These include resolutions regarding the
re-election of Directors, executive
compensation for 2025, the appointment and
compensation of the external auditors and the
renewal of shareholder authorities required
under Irish law. Resolutions in relation to the
following items of special business are also
included:
Proposed Preference Share Cancellations
As noted above, the Board proposes, subject
to shareholder approval, to retire the
Company’s two classes of legacy Preference
Shares by cancelling them in exchange for a
cash payment to the holders. A detailed
description of the proposed process to cancel
the Preference Shares, including the
shareholder approvals required, is set out on
pages 31 to 34. Your Board believes that the
Preference Share Cancellations, if
implemented, would result in a number of
benefits for CRH and its shareholders,
including reducing certain administrative
obligations and streamlining applicable
regulatory requirements, while providing an
opportunity for the Preference Shareholders to
monetize their holdings. The Preference
Shares are separate and independent from the
Ordinary Shares, and the Ordinary Shares will
not be impacted by the proposed
cancellations.
Proposed Amendment to Articles
of Association
The Board is proposing to amend the
Company’s Articles to delete a qualification
shareholding requirement for Directors to
better align with U.S. market practice. The
Company’s share ownership guidelines, which
were revised in 2025, now also apply to non-
management Directors and require
significantly higher holdings than those
required under the Articles.
A detailed description of the proposed
amendment is set out on page 39.
Shareholder Engagement
CRH devotes considerable time and resources
each year to shareholder engagement. We
recognize the importance of effective dialogue as
an integral element of good corporate
governance. The Investor Relations team,
together with the Chief Executive Officer, Chief
Financial Officer and other senior executives,
regularly meet with institutional shareholders. I
also engage with shareholders regularly on behalf
of the Board to discuss the Board's priorities and
relevant governance matters. In addition, CRH
held an Investor Day on September 30, 2025 at
which we showcased how our strategy positions
us to deliver further growth and value for our
shareholders.
Conclusion
The Board of CRH is very appreciative of the
ongoing commitment of CRH’s employees to
delivering for our customers and our
shareholders. The quality, caliber, and
commitment of CRH’s people was responsible
for CRH’s excellent performance in 2025 and
underpins the Board’s confidence in CRH’s
future.
Richie Boucher
Chair
          , 2026

Board Priority Areas
Priority Area	Commentary
Operational Performance	Oversight of the ongoing enhancement of operational performance in CRH’s existing and acquired businesses
Strategy	Overseeing strategy development and execution for CRH’s businesses, including with respect to CRH's connected portfolio and support for sustainable construction
Capital Allocation
Overseeing the allocation of CRH’s capital in terms of portfolio management through capital expenditure, acquisitions and divestitures, as well as providing shareholder distributions through both dividends and share buybacks

Human Capital Management	Oversight of policies and practices relating to workforce safety, engagement and development and ensuring the continued ability for CRH's employees to contribute to CRH's success
Succession Planning	Supporting succession transition and overseeing future succession planning
Governance	Ongoing Board performance evaluation and refreshment
Shareholder Engagement
Oversight of shareholder engagement, including efforts to increase investors’ understanding of CRH and broadening
CRH’s investor base, as well as understanding and responding to shareholders’ insights and perspectives

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CRH PROXY STATEMENT 2026

Performance Highlights 2025
A Leading Compounder of Capital
We have a proven track record of delivering consistent growth and superior value to our shareholders. In 2025, our connected portfolio and unmatched scale delivered another year of double-digit Adjusted EBITDA* growth and a
12th consecutive year of Adjusted EBITDA margin* expansion1. This exceptional consistency reflects the strength of our unique growth algorithm and reinforces our position as the leading compounder of capital in our industry.
Revenues
($B)
$37.4B
+5% ▲
Net Income
($B)
$3.8B
+8% ▲
Adjusted
EBITDA* ($B)
$7.7B
+11% ▲
Net Income
Margin (%)
10.1%
+20bps ▲
Adjusted EBITDA
Margin* (%)
20.5%
+100bps ▲
Diluted
EPS ($)
$5.51
+10% ▲
Notes:
*Represents a non-GAAP financial measure. See the discussion within ‘Reconciliation of Non-GAAP Figures’ in Annex A for a definition and reconciliation to the most directly comparable GAAP measure.
1.Based on IFRS financial reporting through 2022 and U.S. GAAP for 2023 through 2025.

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CRH PROXY STATEMENT 2026

Share Price Performance
Another Strong Share
Price Performance
CRH’s share price posted strong gains in 2025 significantly outperforming both the S&P 500 Index and the S&P 500 Materials Index over the period.
Combined with our policy of consistent long-term dividend growth, the Total
Shareholder Return was 36.8% representing another impressive performance and delivery for our shareholders.
+35%
CRH
CRH Share Price Performance
The CRH share price performed strongly in
2025, significantly outperforming both the S&P
500 Index and S&P 500 Materials Index over
the 12 months ended December 31, 2025.
The shares returned 35% (before dividends) in
the period and reached a new record high of
$128.94 per share in December.
For comparability, price
performance rebased = 100
+16%
S&P 500
+8%
S&P 500
Materials
Dec 24
Dec 25
Five-Year Comparative Total Return
to Shareholders 2020 - 20252
For comparability, price
performance rebased = 100
+27%
CRH
In the five years since 2020, CRH’s cumulative
TSR has outperformed both the S&P 500 Index
and the S&P 500 Materials Index. On an
annualized basis, the CRH TSR was 27% over
the period. Since 1970 the Company has
delivered an industry-leading compound
+14%
S&P 500
annualized long-term TSR of 16.3%. This track
record makes us the leading compounder of
capital in our industry.
+7%
S&P 500
Materials
CRH has produced an industry-leading
compound annualized long-term TSR of
16.3% since 1970
2020
2025
Note:
2.Long-term TSR represents the total accumulated value delivered to shareholders (via gross dividends reinvested and share appreciation) if €100 was invested in CRH shares in 1970. The graph showing the Five-Year Comparative Total Return to Shareholders 2020-2025 assumes that the initial investment in our Ordinary Shares and each index was €100, with reinvestment of dividends. Performance data for the Company is provided as of the last trading day of each relevant fiscal year.

CONNECTED PORTFOLIO
SUPERIOR STRATEGY
EMPOWERED TEAMS
PROVEN GROWTH CAPABILITIES
CRH
LEADING PERFORMANCE
CUSTOMER CENTRIC
VALUE-CREATING CAPITAL ALLOCATION
UNMATCHED SCALE

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CRH PROXY STATEMENT 2026

Our Growth Algorithm
Strong foundation for continued
growth across the portfolio
Growing infrastructure megatrends present a strong foundation for continued growth across our connected portfolio. Coupled with our Winning Way, this has delivered consistent value for shareholders, positioning CRH as the leading compounder of capital in our industry.
Growing
Megatrends
Capitalizing on Growing Megatrends
Our connected portfolio is strategically aligned with growing infrastructure megatrends across the transportation, water, and reindustrialization construction markets. In this way we are addressing population growth, an expanding economy, climate
resiliency, and aging infrastructure – all powerful catalysts of growth for our business. The urgent need for more resilient, modernized infrastructure increasingly plays to the strength of our Aggregates, Cementitious, Roads and Water growth
platforms.
Infrastructure
Transportation
Water
Reindustrialization
CRH
Winning Way
Our Winning Way
Driven by a unique entrepreneurial culture developed over
the last five decades, our Winning Way is built upon four
key levers which drive the continued execution of our
superior strategy, leading performance across our 4,000
locations, a relentless focus on allocating capital to
maximize shareholder value, and underpins our proven
growth capabilities. These levers are supported by our
connected portfolio, leading positions of scale, a
customer centric focus, and our empowered local teams.
Leading
Compounder
of Capital
A Leading Compounder of Capital
Our strong track record of consistent long-term delivery,
positions CRH as the leading compounder of capital in
our industry. This is evidenced by our ten-year Diluted
EPS compound annual growth rate (CAGR) and
annualized total shareholder return (TSR) both of which
increased by 19%3 over the period.
Proven long-term delivery
Double-digit earnings growth3
Note:
3.  ‘Double-digit earnings growth’ refers to CRH’s compound annualized growth rate of Adjusted EBITDA, a non-GAAP financial measure, for the period from December 31, 2015 to December
31, 2025. Metrics from the financial year ended December 31, 2015 are based on IFRS. 2015 EBITDA has been modified to exclude contributions from subsequently divested businesses.
The adjustments required to reflect these metrics under U.S. GAAP have not been quantified. No material differences have been identified that would impact trends calculated in accordance with U.S. GAAP in comparison to IFRS. For source data of these 2015 metrics, please see the discussion within ‘Reconciliation of Non-GAAP Figures’ in Annex A.

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ECOMATERIAL
TECHNOLOGIES

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CRH PROXY STATEMENT 2026

Our Leading Performance
Our Leading Performance
Our culture of leading performance is a proven driver of excellence.
Our operating businesses are locally-led, but benefit from a globally-enabled performance model that we replicate at scale to unlock new levels of performance. Our ability to replicate and scale our innovation and technical expertise across multiple geographies is one such example of our ability to unlock tremendous opportunity for further growth.
Our Leading Performance
in Action
CRH is committed to driving profitable
growth by providing our customers with
innovative solutions that make
construction simpler, safer, and more
sustainable. Sustainability is embedded
in our strategy and an important enabler
of our leading performance model.
Our sustainability framework identifies
three areas: water, circularity and
decarbonization, where CRH’s connected
portfolio positions us to capture further
value and accelerate growth across each
of our four growth platforms.
Tonnes of wastes and
by-products recycled (mt)
Revenues from products
with enhanced sustainability
attributes ($B)4
Delivering Value through Innovation
Innovation at CRH is a catalyst for driving
value creation at scale. We combine deep
technical expertise with an open innovation
model which harnesses the strength of our
own internal research and development
with that of our strategic external
partnerships.
Investing in Next-Generation
Materials
CRH’s $2.1 billion acquisition of Eco
Material during the year is a clear
demonstration of our commitment to
innovation and marked a strategic
milestone in our Cementitious strategy.
By integrating Eco Material, a leader in
Supplementary Cementitious Materials
(SCMs) such as fly ash and pozzolans,
CRH is positioning itself at the forefront
of next-generation cement and concrete.
Reducing Water Loss
Through Artificial Intelligence (AI)
During the year CRH expanded our smart
infrastructure capabilities through the
investment in VODA.ai - a predictive
analytics platform that uses AI to assess
water pipe conditions and risks, enabling
smarter asset management for utilities.
The partnership enhances our customer-
facing CivilSense™ platform, operated
by Oldcastle Infrastructure, by combining
cutting-edge AI-driven predictive analytics
with real-time leak detection, enabling
utilities to proactively identify and address
potential pipe failures before they escalate.
This reduces water loss and addresses
some of the urgent challenges posed
by aging infrastructure and the need for
innovative, climate-resilient solutions.
Notes:
4.  Revenues from products with enhanced sustainability attributes is defined as revenues derived from those products that incorporate any, or a combination of: recycled materials; are produced using alternative energy and fuel sources; have a lower carbon footprint as compared to those products using traditional manufacturing processes; and/or are designed to specifically benefit the environment.

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CRH PROXY STATEMENT 2026

Investing for Future Growth
Investing for Growth and
Further Value Creation
In 2025, CRH continued to strengthen our leadership positions with strategic acquisitions in high-growth markets across
North America, Europe and Australia.
In 2025, CRH completed 37 bolt-on deals for
$2 billion, in addition to the $2.1 billion
strategic acquisition of Eco Material, the
leading supplier of SCMs in North America.
In many instances these acquisitions are
originated by our local teams with long-term
relationships generating significant competitive
advantage when it comes to investment
opportunities. This underpins our future
acquisition pipeline and reinforces our position
as the acquirer of choice for small and
medium-sized businesses in our industry.
These bolt-on investments, combined with
larger strategic acquisitions, have further
strengthened and sharpened our connected
Aggregates, Cementitious, Roads and Water
growth platforms to deliver for our customers.
Strong Balance Sheet
Provides Further Optionality
Backed by our compelling growth profile,
consistent cash generation and the strength of
our balance sheet, we expect to have $40
billion in financial capacity to deploy for growth
investments and shareholder returns over the
five-year period from 2026-2030. Of this,
approximately 70% is expected to be allocated
to our strong M&A pipeline and strategic
growth investments that maintain and grow our
market leading positions, through high-
returning, low-risk growth capital expenditure
projects. We will also continue our track record
of value-accretive returns to shareholders
through our policy of consistent long-term
dividend growth and share buybacks.
Financial Capacity5
~$40B
2026—2030

Growth Investments	70%

Shareholder Returns	30%

$4.1B
M&A spend on 38 value-
enhancing acquisitions
$1.2B
Spend on repurchase of
Ordinary Shares in 2025
$1.0B
Returned to shareholders
through dividend payments
in 2025
Note:
5.  Financial capacity is defined as the anticipated cash and debt financing available (after maintenance capital expenditure) for growth investments and cash returns to shareholders. The information shown above is indicative only and any capital deployment will be dependent on the value creation opportunities arising over the period. CRH's ability to deliver on its financial capacity ambitions is dependent on it achieving its planning assumptions, which may be negatively impacted by (but not limited to) adverse changes in economic conditions in the countries where CRH operates, a slowdown in the growth of the overall construction and building materials sector or changes in availability of public funding for infrastructure, and other factors discussed under the heading "Risk Factors" in CRH's 2025 Annual Report filed with the SEC on February 18, 2026.

10
Table of
Contents

Notice of 2026 AGM	12
Proposals to be Voted on at the 2026 AGM	13
Proposal 1 - Re-election of Directors	16
Proposal 2 - Advisory Vote to Approve Named Executive Officer Compensation (‘Say-on-Pay’)	24
Proposal 3 - Ratification of the Appointment of Deloitte & Touche LLP as Auditor and Authority to Set the Compensation of the Auditor	25
Proposal 4 - Renewal of the Annual Authority of the Board of Directors to Issue Shares	27
Proposal 5 - Renewal of the Annual Authority of the Board of Directors to Issue Shares for Cash without first Offering Shares to Existing Shareholders	28
Proposal 6 - Renewal of the Annual Authority of the Board of Directors to Make Market Repurchases and Overseas Market Repurchases of the Company’s Issued Ordinary Shares	29
Proposal 7 - To Renew the Annual Authority to Re-Issue Treasury Shares and Determine the Price Range at which the Company can Re-Issue Such Shares that it Holds as Treasury Shares	30
Overview of Proposals 8 through 11 Relating to Proposed Cancellation of the Preference Shares	31
Proposal 8 - Approval of the Schemes of Arrangement to Cancel the Preference Shares and the Granting of Authority to the Directors to Give Effect to the Schemes of Arrangement	35
Proposal 9 - Approval of the Proposed Cancellation of the Preference Shares	36
Proposal 10 - Approval of the Variation to the Company’s Authorized Share Capital by the Removal of the Cancelled Preference Shares	37
Proposal 11 - Approval of Certain Amendments to the Company’s Articles to Remove References therein to any Class(es) of Preference Shares Cancelled in Connection with the Proposed Preference Shares Cancellations	38
Proposal 12 - Approval of an Amendment to the Company's Articles to Delete a Provision Regarding Qualification Shareholding Requirement for Directors Set Forth Therein	39
Corporate Governance	40
Compensation Discussion & Analysis (‘CD&A’)	49
Share Ownership Information	81
Securities Authorized for Issuance Under Equity Compensation Plans	82
Related Party Transactions	82
Insider Trading Arrangements and Policies	83
General Information	84
Annex A - Reconciliation of Non-GAAP Financial Measures	89
Annex B - Part I - 5% Preference Share Scheme of Arrangement	91
Annex B - Part II - 5% Preference Share Scheme of Arrangement Explanatory Statement	97
Annex C - Part I - 7% Preference Share Scheme of Arrangement	104
Annex C - Part II - 7% Preference Share Scheme of Arrangement Explanatory Statement	110
Annex D - Proposal 11 - Proposed Amendments to Articles of Association	117
Annex E - FAQs Regarding the Preference Share Cancellations and Delistings	125
Annex F - Proposal 12 - Proposed Amendments to Articles of Association	130

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CRH PROXY STATEMENT 2026

Forward-Looking Statements
Safe Harbor Provisions
Under The Private Securities
Litigation Reform Act of 1995
In reliance upon the “Safe Harbor” provisions of the United States
Private Securities Litigation Reform Act of 1995, CRH is providing the following cautionary statement.
This Proxy Statement, and the documents
incorporated by reference herein, contain
statements that are, or may be deemed to be,
forward-looking statements with respect to the
financial condition, results of operations,
business, viability, and future performance of
CRH and certain of the plans and objectives of
CRH. These forward-looking statements may
generally, but not always, be identified by the
use of words such as “will”, “anticipates”,
“should”, “could”, “would”, “targets”, “aims”,
“may”, “continues”, “expects”, “is expected
to”, “estimates”, “believes”, “intends” or similar
expressions. These forward-looking statements
include all matters that are not historical facts
or matters of fact at the date of this document.
These forward-looking statements include all
matters that are not matters of fact at the date
of this Proxy Statement and include statements
about plans and expectations regarding CRH's
products and related impacts in the future;
M&A activity and growth capital expenditure
projects, including impacts on CRH's
valuation; corporate governance; executive
compensation, including ability to recruit, retain
and incentivize highly talented executives and
non-management Directors; the appointment
and terms of Directors and officers; CRH's
share buyback program and dividends;
anticipated financial capacity and capital
allocation; shareholder engagement; prospects
and drivers for CRH's growth and value,
including the connected portfolio and CRH’s
Winning Way; existing and emerging
technologies, including CRH's ability to
leverage and drive efficiency and growth;
CRH’s ability to replicate and scale its model;
decarbonization targets and sustainability-
related initiatives, including the commercial
opportunity presented for CRH; and expected
benefits of the proposed cancellation of the
Preference Shares.
By their nature, forward-looking statements
involve risk and uncertainty because they relate
to events and depend on circumstances that
may or may not occur in the future and reflect
the Company's current expectations and
assumptions as to such future events and
circumstances that may not prove to be
accurate. You are cautioned not to place
undue reliance on any forward-looking
statements.
These forward-looking statements are made as
of the date of this document. The Company
expressly disclaims any obligation or
undertaking to publicly update or revise these
forward-looking statements other than as
required by applicable law. For a discussion
of some of the risks and important factors that
could cause actual outcomes and results to
differ materially from those expressed herein,
see "Risk Factors" in the 2025 Annual Report
on Form 10-K filed with the SEC on February
18, 2026 (the ‘2025 Annual Report’).

12
CRH PROXY STATEMENT 2026

Notice of 2026 AGM

Meeting Information Notice is hereby given that the 2026 AGM of CRH plc will take place at the Royal Marine Hotel, Dun Laoghaire, Co. Dublin, Ireland at 11:00 a.m. (Dublin) on Thursday, May 7, 2026.

Date & Time 11:00 a.m. (Dublin) on Thursday, May 7, 2026.

Availability
This Notice of Meeting and Proxy Statement, our 2025
Annual Report and our Irish Statutory Accounts, which will be laid before the 2026 AGM, are available at www.crh.com.
Copies of the Notice of Meeting and Proxy Statement and the
2025 Annual Report are also available at
www.envisonreports.com/CRH

For more information and resources visit www.crh.com
+

Record Date* 7:00 p.m. (Dublin)/3:00 p.m. (New York) on Wednesday, March 11, 2026 for Ordinary Shareholders.

When and Where to Vote
Only Ordinary Shareholders as of 7:00 p.m. (Dublin)/3:00 p.m. (New York)
on Wednesday, March 11, 2026 and 7% Preference Shareholders as of 7:00
p.m. (Dublin)/2:00 p.m. (New York) on Sunday, May 3, 2026 (each such date, the ‘Record Date’ as the context so requires) will be entitled to receive notice of, and to vote at, the 2026 AGM.
The process for appointing a proxy and/or voting in connection with the Proposals to be voted on at the 2026 AGM depends on the
manner in which you hold your shares. We recommend that you
review the information on the process for, and deadlines applicable to, voting, attending the 2026 AGM and appointing a proxy in the
General Information section on pages 84 to 88 of this Proxy
Statement.
Please check the Company’s website in advance of the 2026 AGM in case there are any changes made to the arrangements for the 2026
AGM.

How to vote It is important that your shares be represented and voted at the 2026 AGM. You can vote by using any of the following methods:

Internet Cast your vote online by logging on to www.envisionreports.com/ CRH

Mail By following the instructions on your printed proxy card or form of instruction and returning the completed proxy form in the postage-paid envelope provided

In Person By attending the 2026 AGM and voting in person

Note:
*  7.00 p.m. (Dublin)/2:00 p.m. (New York) on Sunday, May 3, 2026 for 7% Preference Shareholders in respect of Proposal 9 only.

13
CRH PROXY STATEMENT 2026

Proposals to be Voted
on at the 2026 AGM*

Proposal		Board Voting Recommendation	Explanation of Proposal and Reason(s) for Board Recommendations	Page

1	By separate resolutions, to re-elect each of the 12 Director nominees as described in this Proxy Statement.	FOR each Director nominee	In nominating them for re-election, the Board determined that each Director continues to be effective and demonstrate commitment to the role. The Board has further determined that the Directors standing for re- election possess a range of diverse backgrounds, skills, knowledge, and experience that are integral to an effective and well-functioning Board.	16

2	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (‘NEOs’) for 2025 as disclosed in this Proxy Statement (‘Say-on-Pay’).	FOR	Provides shareholders with the opportunity to express their non-binding view on the compensation of our NEOs for 2025. CRH’s executive compensation programs are designed to align the compensation of our NEOs with CRH’s performance and the interests of our executives with our shareholders.	24

3	By separate resolutions: (a) to ratify, in a non- binding vote, the appointment of Deloitte & Touche LLP (‘Deloitte U.S.’) as the Company’s independent registered public accounting firm for fiscal year 2026; and (b) to authorize, in a binding vote, the Audit Committee to fix the compensation of Deloitte U.S., Deloitte Ireland LLP (‘Deloitte Ireland’), the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (together, ‘Deloitte’).	FOR (a) and (b)	The Audit Committee has appointed Deloitte U.S. as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and related interim periods. Deloitte Ireland will continue to serve as the Company’s statutory auditor under Irish law. The Company requests shareholders’ non-binding ratification of the appointment of Deloitte U.S. as its independent registered public accounting firm for the year ending December 31, 2026. The Company also requests authorization for the Audit Committee to fix the compensation of Deloitte.	25

4	To renew the annual authority of the Board of Directors of the Company to issue shares.	FOR	Under Irish law, the Board must have authority from the shareholders to issue any shares. Approval of this authority, which is for an amount which represents 20% of the issued Ordinary Shares as of March 11, 2026, is consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards for Irish-incorporated companies.	27

5	To renew the annual authority of the Board of Directors of the Company to issue shares for cash without first offering shares to existing shareholders.	FOR	Under Irish law, unless otherwise authorized, when the Company issues shares for cash, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the Company on a pro- rata basis. Approval of this authority, which is to disapply pre-emption rights up to a maximum of 20% of the Company’s issued Ordinary Shares on an unrestricted basis, is consistent with NYSE rules and listing standards and with U.S. capital markets practice and governance standards for Irish-incorporated companies.	28

6	To renew the annual authority of the Board of Directors of the Company to make market repurchases and overseas market repurchases of Ordinary Shares of the Company.	FOR	Under Irish law, unless the Company is using the redemption mechanism pursuant to Article 4A of the Articles, the Company (and/or its subsidiaries) cannot repurchase any of the Company's Ordinary Shares without shareholder approval. Reflecting the Company's commitment to return cash to shareholders and in order to have flexibility as to how share repurchases are made, the authority is being sought to make repurchases of up to 10% of the issued Ordinary Shares.	29

7	To renew the annual authority to re-issue treasury shares and determine the price range at which the Company can re-issue such shares that it holds as treasury shares.	FOR	Under Irish law, shareholders must authorize the price range at which the Company may re-issue any shares held in treasury. The authority being sought from shareholders provides for the minimum and maximum prices at which any Ordinary Shares held in treasury may be re-issued.	30

8	To approve the Schemes of Arrangement to cancel the Preference Shares and the granting of authority to the Board to take all such actions as it considers necessary or appropriate to give effect to the Schemes of Arrangement.	FOR	In connection with the Preference Shares Cancellations, the Board is seeking approval to cancel the Preference Shares in exchange for cash consideration pursuant to separate Schemes of Arrangement.	35

14
CRH PROXY STATEMENT 2026

9	To approve the proposed cancellation of the Preference Shares by way of reduction of capital.	FOR	In connection with the Preference Shares Cancellations, the Board is seeking approval to reduce CRH’s issued share capital by €1,170,940, being the aggregate nominal value of the Preference Shares, with €63,500 of this amount relating to the 5% Preference Shares, and €1,107,440 of this amount relating to the 7% Preference Shares (the ‘Capital Reduction’). The Capital Reduction is required to implement the Preference Share Cancellations and will require the approval of both Ordinary Shareholders and the holders of the 7% Preference Shares.	36

10	To approve the variation to the Company’s authorized share capital by the removal of any cancelled Preference Shares in connection with the proposed Preference Share Cancellations.	FOR	In connection with the Preference Shares Cancellations, the Board is seeking approval to vary the Company’s authorized share capital by removing the class(es) of Preference Shares cancelled pursuant to the Schemes of Arrangement.	37

11	Approval of certain amendments to the Company’s Articles in connection with the proposed Preference Share Cancellations.	FOR	In connection with the Preference Shares Cancellations, the Board is seeking approval to amend the Articles of the Company to remove any references to the class(es) of Preference Shares cancelled pursuant to the Schemes of Arrangement and to insert a new Article 16 relating to the implementation of the Preference Shares Cancellations.	38

12	Approval of an Amendment to the Company’s Articles to Delete the Qualification Shareholding Requirement for Directors Set Forth Therein.	FOR	The Board is proposing to amend the Company’s Articles to delete a qualification shareholding requirement for Directors to better align with U.S. market practice and to remove duplication with the Company’s share ownership guidelines, which were revised in 2025 and which now also apply to non-management Directors.	39
Notes:
*   Capitalized terms used but not defined in this section shall have the meaning ascribed to such terms in the following sections of this Proxy Statement.
By order of the Board of Directors
Neil Colgan
Company Secretary
          , 2026

15
CRH PROXY STATEMENT 2026

Proxy Statement
for the 2026 AGM
This Proxy Statement relates to the solicitation
of votes or proxies by CRH, on behalf of its Board
of Directors (the ‘Board’), for use at the Company’s
2026 AGM and at any adjournment or postponement
of such meeting.
Unless otherwise specified or the context
otherwise requires, the terms ‘Company’,
‘CRH’, ‘we’, ‘us’, and ‘our’ and other similar
terms used in this Proxy Statement refer to
CRH plc and its consolidated subsidiaries.
Except as otherwise specified or the context
otherwise requires, references to years indicate
our fiscal year ended or ending December 31
of the respective year. For example, references
to ‘fiscal year 2025’ or similar references refer
to the fiscal year ended December 31, 2025.
References to 'Ordinary Shares' refer to our
ordinary shares of €0.32 each.
The terms ‘shareholder’ or ‘holder’ or ‘Ordinary
Shareholder’ in relation to an Ordinary Share of
the Company means the registered
shareholder of that Ordinary Share.
References to ‘Articles’ refer to CRH’s Articles
of Association, as amended from time to time.
The Company’s website address is
www.crh.com. We include textual references
to website addresses throughout this Proxy
Statement for reference only. The information
contained in, or available through, these
websites is not part of, or incorporated by
reference into, this Proxy Statement.
Addresses, including electronic addresses
provided in this Proxy Statement, are provided
solely for the purposes so specified. You may
not use any electronic address provided in this
Proxy Statement or other proxy materials to
communicate with the Company for any
purpose other than those expressly stated
herein or therein.
This Proxy Statement and the accompanying
proxy card or voting instruction form, or the
Notice of Internet Availability of Proxy Materials
(‘Notice of Internet Availability’), are first being
mailed or otherwise furnished on or
about          , 2026, to shareholders of record
as of 7:00 p.m. (Dublin)/3:00 p.m. (New York)
on Wednesday, March 11, 2026.

16
CRH PROXY STATEMENT 2026

Proposals Requiring Your Vote
Proposal 1 – Re-election of Directors
The Board of Directors recommends that shareholders vote FOR the re-election of all nominees to the Board of Directors.
In accordance with the Company’s Articles, all members of the Board retire at the AGM, with those eligible standing for re-election each year.
Following a review by the Nomination & Corporate Governance Committee, the Board has determined that each Director is eligible for re-election, continues to be effective and that each Director demonstrates commitment to the role. The Board further determines that each Director has sufficient time to meet his or her commitment to the Company and has individual skills and experience which are relevant and beneficial to support the Board in fulfilling its duties. Each Director nominee has agreed to stand for re-election and has agreed to serve if re-elected. We currently have no reason to believe that any of the nominees would be unable or unwilling to serve if re-elected. However, if before the AGM any director nominee becomes unable to serve, or chooses not to serve, the Board may nominate another individual as a substitute.
You are being asked to vote on the re-election of each of the following 12 Director nominees to serve as a Director until the 2027 AGM (or their earlier resignation, removal or death):
Director Nominees

Name	Position	Independent	Age	Director Since	Audit Committee	Compensation Committee	Nomination & Corporate Governance Committee	Acquisitions, Divestments & Finance Committee	Safety, Environmental & Social Responsibility Committee
Richie Boucher	Independent Chair	✓	67	2018		✓	Chair	Chair
Caroline Dowling	Non-management Director	✓	59	2021	✓				✓
Richard Fearon	Non-management Director	✓	70	2020	✓	✓		✓
Johan Karlström	Non-management Director	✓	69	2019				✓	✓
Shaun Kelly	Non-management Director	✓	66	2019	Chair	✓		✓
Badar Khan	Non-management Director	✓	55	2021	✓		✓
Lamar McKay	Non-management Director	✓	67	2020		Chair	✓		✓
Jim Mintern	Chief Executive Officer		59	2021				✓	✓
Gillian L. Platt	Non-management Director	✓	72	2017			✓		✓
Mary K. Rhinehart	Non-management Director	✓	67	2018		✓	✓		Chair
Siobhán Talbot	Non-management Director	✓	62	2018	✓	✓	✓
Christina Verchere	Non-management Director	✓	54	2023	✓			✓
Membership of the CRH Board (as of          , 2026)
CRH is overseen by Directors with a diverse set of backgrounds, experiences and competencies which the Board feels are important to the long-term success of the Company and to drive further value creation for the Company’s shareholders.
CRH’s Directors contribute significant experience and skills in the areas most relevant to overseeing the Company’s business and strategy, including experience in building materials or similar capital intensive industries; global markets; strategy; capital allocation/M&A; safety and sustainability; and IT &
Cybersecurity. Details of the competencies of each Director are included in the respective biographies for such Director on pages 19 to 22 and are summarized in the table below. The competencies noted are intended to depict notable areas of focus for each Director, and not having a listed competency does not mean that a particular Director does not possess that qualification or skill. Nominees have developed competencies in these skills through education, direct experience and oversight responsibilities.
Summary of Director Competencies

	Accounting, Internal Control & Financial Expertise	Capital Allocation/ M&A	Governance	Building Materials or Capital Intensive Industry Experience	IT & Cyber- security	Talent Management	Compensation	Safety & Sustainability	Strategy	Capital Markets

R. Boucher		▲	▲			▲	▲		▲	▲
C. Dowling		▲			▲	▲	▲	▲	▲
R. Fearon	▲	▲	▲	▲	▲		▲	▲	▲	▲
J. Karlström		▲	▲	▲		▲	▲	▲	▲
S. Kelly	▲	▲	▲		▲	▲	▲		▲
B. Khan		▲	▲		▲	▲		▲	▲
L. McKay		▲	▲	▲	▲		▲	▲	▲
J. Mintern	▲	▲		▲	▲	▲		▲	▲	▲
G.L. Platt			▲			▲	▲	▲	▲
M.K. Rhinehart	▲	▲	▲	▲		▲	▲	▲	▲
S. Talbot	▲	▲	▲			▲	▲	▲	▲
C. Verchere	▲	▲		▲		▲		▲	▲

17
CRH PROXY STATEMENT 2026

Independence

Independent	92%

Non-Independent	8%

Geography

North America	58%

International	42%

Tenure of Non-management Director

3–6 years	45%

6–9 years	55%

Meeting attendance
Each of our current Directors attended at least
75% of the meetings of our Board and the
Committees on which they served as a regular
member during 2025. There were a total of 13
Board meetings held during 2025. Overall
attendance at Board and Committee meetings
during 2025 was over 95% for our Directors as
a group.
Directors are also expected to attend the AGM.
With the exception of one Director, who was
unable to attend due to a conflict, all Directors
attended the 2025 AGM held on May 8, 2025.
Vote Required
Re-election of each Director nominee, which is
an ordinary resolution under Irish company law,
requires that more than 50% of the votes cast
on this resolution must be cast ‘FOR’ the
nominee. Abstentions and broker non-votes
are not considered votes cast and will not
impact the outcome of the vote on Proposal 1.
The text of the resolution in respect of
Proposal 1 is as follows:
“That, by separate resolutions, the following 12
Directors be re-elected:

(a)	Mr. R. Boucher;
(b)	Ms. C. Dowling;
(c)	Mr. R. Fearon;
(d)	Mr. J. Karlström;
(e)	Mr. S. Kelly;
(f)	Mr. B. Khan;
(g)	Mr. L. McKay;
(h)	Mr. J. Mintern;
(i)	Ms. G.L. Platt;
(j)	Ms. M.K. Rhinehart;
(k)	Ms. S. Talbot; and
(l)	Ms. C. Verchere.”

18
CRH PROXY STATEMENT 2026

Our Board
of Directors
Our Director nominees
possess a broad range of
backgrounds, skills,
knowledge, and experience
that we believe are integral
to an effective and
well-functioning Board.
For more information about our Director
nominees, please see our Director
biographies that follow:

19
CRH PROXY STATEMENT 2026

Richie Boucher (67)
Independent Chair &
Non-management Director
Chair since:
January 2020
Non-management Director since:
March 2018
Board Committees:
•Acquisitions, Divestments & Finance (Chair)
•Compensation
•Nomination & Corporate Governance (Chair)
Key Skills and Experience:
Leadership: Richie brings extensive leadership
experience across the financial services sector,
with a distinguished career spanning executive
and board-level roles in major global institutions.
He served as Chief Executive of Bank of
Ireland from February 2009 to October 2017,
where he led the bank through a period of
significant transformation and strategic growth.
Financial Services: Prior to his tenure as Chief
Executive of Bank of Ireland, Richie held key
senior management positions at various banks
in various geographies, including Bank of
Ireland, Royal Bank of Scotland and Ulster
Bank where he developed deep expertise in
corporate strategy, risk management, and
operational leadership. He has also served as
President of the Institute of Banking in Ireland
and the Irish Banking Federation, contributing
to the advancement of industry standards and
leadership in financial services.
M&A: Comprehensive knowledge and
involvement in M&A activities and strategic
initiatives across U.S. and European markets.
Additional Skills: Governance, Capital
Allocation, Capital Markets, Talent
Management, Compensation, Strategy.
Career Highlights: Bank of Ireland, Chief
Executive Officer; Royal Bank of Scotland;
Ulster Bank; and President of the Institute of
Banking and the Irish Banking Federation.
Other Public Company Boards: Kennedy-
Wilson Holdings, Inc. [NYSE]; Eurobank
Ergasias S.A. [ATH] (former in last 5 years).
Education: Bachelor of Arts in Economics,
Trinity College Dublin.
Jim Mintern (59)
Chief Executive Officer
& Executive Director
Executive Director since:
June 2021
Board Committees:
•Acquisitions, Divestments & Finance
•Safety, Environment & Social Responsibility
Key Skills and Experience:
Leadership: As the Chief Executive Officer and
with more than two decades at CRH and over
30 years in the construction and materials
industry, Jim has a wealth of experience and a
proven record of leading diverse teams across
global, national and local levels to drive
growth, innovation and operational excellence.
Prior to becoming Chief Executive Officer, Jim
served as Chief Financial Officer of CRH,
overseeing the Company’s global financial
operations and the strategic transition of
CRH’s primary listing to the U.S. and the NYSE
in 2023. Before that, he held several other
senior leadership roles at operational, country,
regional and divisional levels for CRH across
the group.
M&A: Wide-ranging M&A and capital allocation
experience with comprehensive knowledge of
U.S. and international markets.
Accounting and Financial Expertise:
Extensive accounting, internal control, financial
management and operational experience.
Fellow of Chartered Accountants Ireland.
Additional Skills: Building Materials or Capital
Intensive Industry Experience, IT & Cyber
Security, Capital Markets, Safety &
Sustainability, Strategy.
Career Highlights: CRH, Chief Executive
Officer and Chief Financial Officer.
Other Public Company Boards: None.
Education: Bachelor of Commerce/Business
and Master’s in Accounting, University College
Dublin.
Lamar McKay (67)
Senior Independent Director &
Non-management Director
Non-management Director since:
December 2020
Board Committees:
•Compensation (Chair)
•Nomination & Corporate Governance
•Safety, Environment & Social Responsibility
Key Skills and Experience:
Leadership: Lamar is a distinguished
executive with an impressive legacy spanning
over 40 years in the global energy sector. His
career includes a succession of senior
executive roles at BP, particularly following its
strategic merger with Amoco. From April 2016
to February 2020, he served as the Deputy
Group Chief Executive Officer. Throughout his
tenure, Lamar spearheaded BP’s worldwide
Upstream Division and was the Chairman and
CEO of BP Americas.
Government Relations and Regulatory
Oversight: Lamar was responsible for BP’s
interests in the TNK-BP joint venture. His
leadership was critical during his time as CEO
of BP Americas, where he also served as
President of the Gulf Coast Restoration
Organization, guiding essential response and
restoration initiatives in the aftermath of the
Deepwater Horizon incident.
Technical Expertise in Geological Science,
Engineering and Chemical Processes:
Lamar is Non‐executive Chair of APA
Corporation, an independent energy company
that explores for, develops and produces,
natural gas, crude oil and natural gas liquids.
Capital Allocation: Deep understanding of the
oil and gas sector, a sector that has many
similarities to the building materials sector
given its capital-intensive nature, along with
extensive M&A experience.
Additional Skills: Governance, Building
Materials or Capital Intensive Industry
Experience, IT & Cyber Security,
Compensation, Safety & Sustainability,
Strategy.
Career Highlights: BP (and Amoco prior to
acquisition), Deputy Chief Executive Officer,
Chief Transformation Officer, and Chief
Executive, Worldwide Upstream Business.
Other Public Company Boards: APA
Corporation [NYSE].
Education: Bachelor of Science, Mississippi
State University.

20
CRH PROXY STATEMENT 2026

Caroline Dowling (59)
Non-management Director
Non-management Director since:
March 2021
Board Committees:
•Audit
•Safety, Environment & Social Responsibility
Key Skills and Experience:
Leadership: Caroline is the former Business
Group President of Flex, a $26 billion industry-
leading, Fortune Global 500 electronics
manufacturing services provider with more
than 200,000 employees and operations in 30
countries. In this role she led the
Telecommunications, Enterprise Compute,
Networking and Cloud Data Center and the
Global Services Division.
Supply Chain Optimization: Caroline brings
insights to the Board that are reflective of CRH’s
experience with complex supply chains. Her
leadership was instrumental in propelling growth,
fostering innovation, and achieving operational
excellence throughout Flex.
Global Technology Sector Expertise in
Marketing, Retail, Sales and Service:
Caroline held a wide range of senior executive
roles at Flex over the course of 16 years,
including President of NOVO & Technical
Services and SVP of Global Business
Development. She garnered extensive
leadership experience in a diverse range of
areas in the IT industry across all strategy,
marketing and sales functions.
Experienced Board Member: Current
member of a number of public and private
boards providing strategic guidance.
Additional Skills: Capital Allocation, IT &
Cyber Security, Talent Management,
Compensation, Safety & Sustainability,
Strategy.
Career Highlights: Flex, Business Group
President; The Dii Group, Vice President of
Europe and Director of European Business.
Other Public Company Boards: DCC [LSE];
Fabrinet [NYSE]; IMI [LSE] (former in last 5
years).
Education: Diploma in Environmental, Social
and Governance, Corporate Governance
Institute.
Richard Fearon (70)
Non-management Director
Non-management Director since:
December 2020
Board Committees:
•Acquisitions, Divestments & Finance
•Audit*
•Compensation
Key Skills and Experience:
Chief Financial and Planning Officer: Richard
brings financial leadership and risk
management experience to the Board. Until
March 2021, he served as Vice Chairman and
Chief Financial and Planning Officer of Eaton
Corporation, a pre-eminent global power
management entity, where he had an impactful
tenure from 2009 and 2002, respectively.
Operational Expertise: Richard brings a
wealth of risk management expertise
underpinned by his oversight of multiple critical
operational and strategic functions. These
include areas such as accounting, control,
corporate development, M&A, capital
allocation, information systems, internal audit,
investor relations, strategic planning, tax and
treasury functions.
Diverse Leadership Experience: A wide
range of industry-leading corporations and
consultancies.
Additional Skills: Accounting, Governance,
Building Materials or Capital Intensive Industry
Experience, Compensation, IT & Cyber
Security, Safety & Sustainability, Strategy.
Career Highlights: Eaton Corporation plc,
Vice Chairman, Chief Financial Officer and
Planning Officer; Transamerica Corporation;
NatSteel Ltd.; The Walt Disney Company; Booz
Allen & Hamilton; The Boston Consulting
Group.
Other Public Company Boards: Avient
Corporation [NYSE]; Crown Holdings, Inc.
[NYSE]; Waters Corporation [NYSE]; Eaton
Corporation plc [NYSE] (former in last 5 years);
Hennessy Capital Investment Corp. VI [NYSE]
(former in last 5 years).
Education: Bachelor of Arts in Economics,
Stanford University; Master of Business
Administration, Harvard Business School; and
Juris Doctor, Harvard Law School.
Johan Karlström (69)
Non-management Director
Non-management Director since:
September 2019
Board Committees:
•Acquisitions, Divestments & Finance
•Safety, Environment & Social Responsibility
Key Skills and Experience:
Global Construction Experience: As the
former President and Chief Executive Officer of
Skanska AB, a pre-eminent multi-national
construction and project development firm,
Johan has a deep understanding of global
markets that he brings to the Board. His career
encompasses a diverse array of global
leadership roles across the United States and
Europe, culminating in his tenure as President
and Chief Executive from 2008 to his
retirement. Prior to this, he was President and
Chief Executive Officer of BPA (now Bravida), a
publicly listed mechanical and installation group,
from 1996 to 2000.
Sustainability Leader: Johan led Skanska’s
Green Construction Initiative, with the aim of
developing environmentally friendly solutions
for their customers. This sustainability ethos
continues to drive Johan’s leadership in the
dynamic field of construction.
Additional Skills: Governance, Capital
Allocation, Building Materials or Capital
Intensive Industry Experience, Talent
Management, Compensation, Safety &
Sustainability, Strategy.
Career Highlights: Skanska AB, President and
Chief Executive Officer; and BPA (now
Bravida), President and Chief Executive Officer.
Other Public Company Boards: Sandvik AB
[NASDAQ Stockholm] (former in last 5 years).
Education: Master of Science, Engineering,
KTH Royal Institute of Technology.
Note:
*Audit Committee Financial Expert as determined by the Board.

21
CRH PROXY STATEMENT 2026

Shaun Kelly (66)
Non-management Director
Non-management Director since:
December 2019
Board Committees:
•Acquisitions, Divestments & Finance
•Audit (Chair)*
•Compensation
Key Skills and Experience:
Global Strategist: As the Global Chief
Operating Officer of KPMG International until
September 2019, Shaun possesses a wealth of
experience in crafting and executing robust
business strategies within the competitive
landscape of global markets. His leadership
role encompassed both the implementation of
the firm’s over-arching global strategy, and the
successful orchestration of a myriad of global
initiatives that drove KPMG's mission forward.
Financial Management Expert: Shaun has
distinguished himself in the fields of accounting,
internal control, financial management and
financial reporting. His deep understanding of
both U.S. and international markets, along with
the intricacies of operating conditions, sets him
apart as a leader in his field.
Additional Skills: Governance, M&A, Talent
Management, IT & Cyber Security,
Compensation, Strategy.
Career Highlights: KPMG Global, Chief
Operating Officer, Partner in Charge, U.S.
Transaction Services, Vice Chair and Head of
U.S. Tax, Vice Chair Operations and Chief
Operating Officer - Americas.
Other Public Company Boards: None.
Education: Bachelor of Commerce and
Diploma in Professional Accounting, University
College Dublin; and Honorary Doctorate from
Queen’s University Belfast.
Badar Khan (55)
Non-management Director
Non-management Director since:
October 2021
Board Committees:
•Audit
•Nomination & Corporate Governance
Key Skills and Experience:
Large Scale Infrastructure: As Chief
Executive Officer and Director of EVgo, Inc.,
one of the largest public electric vehicle fast
charging networks in the U.S., Badar brings a
depth of expertise in large-scale infrastructure.
Additionally, until June 2022, he was the
President of National Grid U.S., a segment of
the leading energy transmission and
distribution company, National Grid.
Innovator: Badar’s extensive leadership
experience within the energy sector has been
characterized by a pursuit of transformative
solutions, harnessing cutting-edge technology
to fundamentally reshape how individuals and
businesses engage with and utilize energy. He
brings that commitment to innovation at CRH.
Diverse Regulatory Experience: Badar's
regulatory acumen enriches the Board,
equipping CRH with the knowledge necessary
to adeptly navigate complex legal and
environmental challenges, coupled with his
experience in international energy services.
Additional Skills: Governance, Capital
Allocation, Talent Management, IT & Cyber
Security, Safety & Sustainability, Strategy.
Career Highlights: EVgo, Inc. Chief Executive
Officer; National Grid, President; National Grid
U.S., President; National Grid Ventures,
President; Centrica, Chief Executive Officer,
Direct Energy, President, Direct Energy
Upstream & Trading, Managing Director, British
Gas Business and SVP, Direct Energy U.S
Northeast.
Other Public Company Boards: EVgo, Inc.
[NASDAQ].
Education: Bachelor of Engineering, Brunel
University; Master of Business Administration,
The Wharton School of the University of
Pennsylvania.
Gillian L. Platt (72)
Non-management Director
Non-management Director since:
January 2017
Board Committees:
•Nomination & Corporate Governance
•Safety, Environment & Social Responsibility
Key Skills and Experience:
Human Resources & People Development:
Gillian’s background in human resources and
talent management brings an invaluable people
perspective to the Board. During her executive
career, Gillian has held several senior
leadership positions across multiple industries
and geographies. Gillian also held the position
of Executive Vice President and Chief Human
Resources Officer at Finning International, Inc.
(the world’s largest Caterpillar equipment
dealer) with global responsibility for human
resources, talent development and
communications.
Strategy & Communications: Gillian has held
considerable responsibility in strategy
development and communications, and prior to
her tenure at Finning International, held senior
executive roles at Aviva, the multinational
insurance company as Executive Vice
President Human Resources and Executive
Vice President Strategy and Corporate
Development.
Additional Skills: Governance, Compensation,
Safety & Sustainability, Talent Management.
Career Highlights: Finning International, Inc.,
Executive Vice President & Chief Human
Resources Officer; Aviva, Executive Vice
President, Human Resources & Corporate
Affairs and Executive Vice President, Strategy
& Corporate Development.
Other Public Company Boards: Interfor
Corporation [TSX].
Education: Bachelor of Arts, University of
Western Ontario; Master of Education,
University of Toronto.
Note:
*Audit Committee Financial Expert as determined by the Board.

22
CRH PROXY STATEMENT 2026

Mary K. Rhinehart (67)
Non-management Director
Non-management Director since:
October 2018
Board Committees:
•Compensation Committee
•Nomination & Corporate Governance
•Safety, Environment & Social Responsibility
(Chair)
Key Skills and Experience:
Building Materials Sector: Mary brings a
wealth of leadership and experience from
within the building materials industry, having
served more than 40 years with the Berkshire
Hathaway group of companies. This included
her role as CEO and Chair of Johns Manville
Corporation, a leading global manufacturer of
premium-quality building products and
engineered specialty materials, and now as
Non-Executive Chair of Johns Manville and
Non-Executive Chair of Lubrizol Corporation,
also owned by Berkshire Hathaway. Mary was
formerly a Director of Graphic Packaging
Holding Company, a Non‐Executive Director of
Ply Gem Holdings Inc., and Lead Director of
CoBiz Financial.
Strategic Management Expert: Prior to
becoming CEO, Mary was EVP Finance and
CFO at Johns Manville. She held key strategic
roles as a P&L leader of several business units
and key leadership roles in finance, global
treasury, global supply chain, human resources
and business development.
Additional Skills: Capital Allocation,
Accounting, Internal Control & Financial
Expertise, Governance, Talent Management,
Compensation, Safety & Sustainability,
Strategy.
Career Highlights: Johns Manville, Chief
Executive Officer and Chair, SVP and CFO, VP
Finance, and VP Controller & Treasurer.
Other Public Company Boards: Graphic
Packaging Holding Company [NYSE] (former in
the last 5 years).
Education: Bachelor of Finance, University of
Colorado; Master of Business Administration,
University of Denver.
Siobhán Talbot (62)
Non-management Director
Non-management Director since:
December 2018
Board Committees:
•Audit*
•Compensation
•Nomination & Corporate Governance
Key Skills and Experience:
Business Leader: Siobhán is a distinguished
business leader and was Group Managing
Director of Glanbia, where she led significant
transformation, creating a leading global
nutrition organization operating across 32
countries with significant U.S. operations.
Siobhán held this position for ten years until
her retirement in December 2023.
Accounting & Financial Expertise: Siobhán is
a trained accountant and prior to her
appointment as Group Managing Director of
Glanbia in 2013, she held a variety of finance
roles across the Group, most notably as
Finance Director, a role which encompassed
responsibility for Glanbia’s strategic planning.
Prior to joining Glanbia, Siobhán worked as an
accountant with PwC in Ireland and Australia.
Siobhán is a Fellow of Chartered Accountants
Ireland.
Additional Skills: Governance, M&A, Capital
Allocation, Talent Management, Safety &
Sustainability, Strategy.
Career Highlights: Glanbia plc, Group
Managing Director, Group Finance Director,
Deputy Group Finance Director, and Group
Secretary.
Other Public Company Boards: Glanbia plc
[LSE] [ISEQ] (former in the last 5 years).
Education: Bachelor of Commerce, University
College Dublin; Diploma in Professional
Accounting, University College Dublin;
Honorary Doctorate, University College Cork;
and Honorary Doctorate, University College
Dublin.
Christina Verchere (54)
Non-management Director
Non-management Director since:
March 2023
Board Committees:
•Acquisitions, Divestments & Finance
•Audit
Key Skills and Experience:
Oil & Gas Sector Expertise: Christina brings
over 25 years of experience from the capital-
intensive oil and gas sector. She currently
serves as Chief Executive Officer of OMV
Petrom S.A. (OMVP) since 2018. OMVP is the
largest integrated energy producer in
Southeastern Europe and is active across the
energy value chain from oil and gas production
to power generation and supply.
International Leadership: Prior to joining
OMVP, Christina spent over 20 years working
with BP where she held a variety of senior
leadership positions across multiple regions,
including the UK, the U.S., Canada and
Indonesia and was responsible for the
restructuring of BP’s Upstream business into a
functional model.
Additional Skills: M&A, Accounting, Internal
Control and Financial Expertise, Talent
Management, Safety & Sustainability, Strategy.
Career Highlights: OMV Petrom, Chief
Executive Officer; BP Regional President, Asia
Pacific, President and CEO, BP Canada, and
VP Upstream Program Management Office.
Other Public Company Boards: OMV Petrom
S.A. [BVB].
Education: Master of Economics Science,
University of Aberdeen.
Note:
*Audit Committee Financial Expert as determined by the Board.

23
CRH PROXY STATEMENT 2026

Director Compensation
Non-management Directors receive their fees in a mix of cash and equity. The fee structure for 2025 was as follows:

Non-management Director Fee Structure for 2025	$’000
Board Retainer
Cash Retainer	140
Equity Retainer	180
Board Leadership Premiums (i)
Chair - Cash	300
Chair - Equity	120
Senior Independent Director - Cash	40
Committee Pay (i)
Acquisitions, Divestments & Finance Committee Chair	18
Audit Committee Chair	28
Compensation Committee Chair	25
Nomination & Corporate Governance Committee Chair	20
Safety, Environment & Social Responsibility Committee Chair	20
Other Non-management Director Pay Policies
Share Ownership Guidelines	5x Cash Retainer in 5 years, with 75% net share holdings until the Guidelines are met
Notes:
(i)These cash fees are in addition to the Board Retainer.
The following table summarizes the compensation awarded or paid to the non-management Directors for the year ended December 31, 2025:

Non-management Director Compensation for the year ended December 31, 2025
	Fees earned or paid in cash $’000	Share Awards (i) $’000	All Other Compensation (ii) $’000	Total $’000
R. Boucher	478	300	28	806
P. Decker (iii)	35	105	–	140
C. Dowling	140	180	28	348
R. Fearon	140	180	5	325
J. Karlström	140	180	2	322
S. Kelly	168	180	–	348
B. Khan	140	180	2	322
L. McKay	205	180	–	385
G.L. Platt	140	180	2	322
M.K. Rhinehart	160	180	6	346
S. Talbot	140	180	22	342
C. Verchere	140	180	–	320
	2,026	2,205	95	4,326
Notes:
(i)Represents the grant date fair value of Restricted Share Units (‘RSUs’), calculated in accordance with FASB ASC Topic 718, issued to the non-management Directors under the CRH plc 2025 Equity Incentive Plan (the ‘2025 Equity Incentive Plan’) on May 13, 2025. RSUs vest on the earlier of the first anniversary of the date of grant or the date of CRH’s next AGM following the date of grant of the RSU. RSUs accrue dividend equivalents at the time and at the same rate as dividends are paid on CRH’s
Ordinary Shares, with such dividend equivalents being released to the recipient in the form of additional RSUs (equal to the credited amount of dividends paid divided by the fair market value on the date of the dividend payment) if and to the extent that the RSUs vest.
(ii)For Mr. Boucher, Ms. Dowling and Ms. Talbot, includes solely the reimbursement of taxes payable in connection with hotel accommodations in respect of meetings held in Ireland, in compliance with Irish law. For Mr. Fearon, Mr. Khan, Mr. Karlström, Ms. Platt and Ms. Rhinehart, includes solely professional advice related to Irish tax filing fees.
(iii)Mr. Decker served as a member of the Board from October 1, 2025 through December 1, 2025, at which point he resigned from the Board due to unforeseen circumstances. Mr. Decker’s decision to resign was not the result of any disagreement relating to the Company’s operations, policies or practices. Mr. Decker’s RSU award lapsed following his resignation from the Board.
Details of the shareholdings of the non-management Directors are outlined on page 81.
How we set Non-management Director Compensation
The fees and awards for the non-management Directors are set within the limits of the 2025 Equity Incentive Plan previously approved by shareholders. In determining non-management Director compensation, the Board receives advice from the Compensation Committee’s independent compensation advisor. The Executive Director receives no additional compensation for his Board service.
The non-management Directors are not entitled to receive any compensation upon the termination of their appointment and no fees will be payable in respect of any unserved portion of the term of their appointment. Other than discussed above, the non-management Directors are not entitled to participate in the Company’s annual incentive award program or other benefit plans. Each non-management Director is entitled to reimbursement from the Company for reasonable expenses incurred in the performance of their duties. The non-management Directors may be entitled, in certain circumstances and at the Company’s expense, to obtain independent professional advice in the furtherance of their duties as Directors.

24
CRH PROXY STATEMENT 2026

Proposal 2 – Advisory Vote
to Approve Named Executive
Officer Compensation
(‘Say-on-Pay’)
The Board of Directors recommends
that shareholders vote FOR the
approval, on an advisory and non-
binding basis, of the compensation
of our NEOs.
The resolution gives shareholders the
opportunity to express their non-binding views
on the 2025 compensation of our NEOs as
disclosed in this Proxy Statement.
As described in the “Compensation Discussion
& Analysis” (‘CD&A’) section of this Proxy
Statement on pages 49 to 80, our executive
compensation program is designed to:
•ensure alignment of executive and
shareholder interests through share-based
long-term incentive awards and share
ownership guidelines;
•maintain policies and programs that will
attract, retain and motivate executives, and
fairly reward our executives for the
contribution they make to the business;
•provide total compensation which is market
competitive, with regard to the size and
complexity of the Company’s operations
and the markets in which we compete for
talent (using peer company and
compensation survey data comparisons);
•maintain compensation packages that
include salary, short- and long-term
incentives, benefits and retirement
provisions, and perquisites; and
•appropriately align executive pay and
performance by delivering a significant
amount of total compensation through
variable incentive compensation.
We ask shareholders to review the CD&A
section of this Proxy Statement, including the
compensation tables and the related narrative
discussion included therein for more
information.
As an advisory vote, the outcome of the vote
on this Proposal 2 will not be binding on CRH.
However, the Compensation Committee values
the opinions and views of shareholders and will
consider the outcome of the vote when making
future compensation decisions regarding our
executive compensation programs.
Vote Required
Approval of Proposal 2, on an advisory and
non-binding basis, requires that more than
50% of the votes cast on this resolution must
be cast “FOR” the resolution. Abstentions and
broker non-votes are not considered votes
cast and will not impact the outcome of the
vote on this Proposal 2.
The text of the resolution in respect of
Proposal 2 is as follows:
“That, on an advisory and non-binding basis,
the compensation of the Company’s Named
Executive Officers as disclosed in the Notice of
Meeting and Proxy Statement for the 2026
AGM on pages 49 to 80 under the heading
“Compensation Discussion & Analysis” is
approved.”

25
CRH PROXY STATEMENT 2026

Proposal 3 – Ratification of
the Appointment of Deloitte
& Touche LLP as Auditor
and Authority to set the
Compensation of the Auditor
The Board of Directors recommends
that shareholders vote FOR the
proposal to ratify the appointment of
Deloitte & Touche LLP (‘Deloitte U.S.’)
as independent auditor of the
Company and FOR the proposal to
authorize the Audit Committee to fix
the auditors’ compensation.
The Audit Committee has selected Deloitte
U.S. as its independent registered public
accounting firm for the fiscal year ending
December 31, 2026, and related interim
periods, and Deloitte Ireland LLP (‘Deloitte
Ireland’) as the Company’s statutory auditor
under Irish law.
The Company requests shareholders’ non-
binding ratification of the appointment of
Deloitte U.S. as its independent registered
public accounting firm. The Company also
requests authorization for the Audit Committee
to fix the compensation of Deloitte U.S.,
Deloitte Ireland, the member firms of Deloitte
Touche Tohmatsu Limited and their respective
affiliates (together, ‘Deloitte’).
Representatives of Deloitte U.S. and Deloitte
Ireland will be present at the 2026 AGM, will
have the opportunity to make a statement if
they desire to do so, and will be available to
respond to questions.
Report of the Audit Committee
While management has the primary
responsibility for the financial statements and
the financial reporting process, including the
system of internal controls, the Audit
Committee reviews the Company’s audited
financial statements and financial reporting
process on behalf of the Board. The
Company’s auditor, Deloitte U.S., is
responsible for performing an independent
audit of the Company’s Consolidated Financial
Statements in accordance with the standards
of the U.S. Public Company Accounting
Oversight Board (the ‘PCAOB’) and to issue a
report thereon. The Audit Committee monitors
those processes. In this context, the Audit
Committee has met and held discussions with
management and Deloitte U.S. regarding the
fair and complete presentation of the
Company’s results. The Audit Committee has
also discussed the significant accounting
policies applied by the Company in its financial
statements. Management has represented to
the Audit Committee that the Company’s
Consolidated Financial Statements were
prepared in accordance with U.S. generally
accepted accounting principles (‘GAAP’), and
the Audit Committee has reviewed and
discussed the Consolidated Financial
Statements with management and the auditor.
The Audit Committee has also discussed with
Deloitte U.S. the matters required to be
discussed by Auditing Standard No. 1301,
“Communications with Audit Committees”
issued by the PCAOB.
In addition, the Audit Committee has received
and reviewed the written disclosures and the
letter from Deloitte U.S. required by the
PCAOB regarding Deloitte’s communications
with the Audit Committee concerning
independence and discussed with Deloitte U.S.
the auditor’s independence from the Company
and its management in connection with the
matters stated therein. The Audit Committee
also considered whether the auditor’s provision
of non-audit services to the Company and its
tenure is compatible with the auditor’s
independence. The Audit Committee has
concluded that the auditor is independent from
the Company and its management.
The Audit Committee discussed with the
Company’s internal and external auditors the
overall scope and plans for their respective
audits. The Audit Committee meets separately
with the internal and external auditors, with and
without management present, to discuss the
results of their examinations, the evaluations of
the Company’s internal controls and the overall
quality of the Company’s financial reporting.
In reliance on the reviews and discussions
referred to above, the Audit Committee
recommended to the Board, and the Board
approved, that the audited Consolidated
Financial Statements be included in the
Company’s 2025 Annual Report on Form 10-K
filed with the SEC on February 18, 2026.
The Audit Committee and the Board believe
that the appointment of Deloitte U.S. as the
independent registered public accounting firm
is in the best interests of the Company and its
shareholders and has recommended that
shareholders ratify the appointment of Deloitte
U.S. as our independent auditor for the fiscal
year ending December 31, 2026.
Submitted by the Audit Committee
of the Board.
Shaun Kelly (Chair)
Caroline Dowling
Richard Fearon
Badar Khan
Siobhán Talbot
Christina Verchere

26
CRH PROXY STATEMENT 2026

Fees of the Auditors
The Audit Committee is responsible for assessing the compensation of the independent registered public accounting firm in light of, among other things, the firm's qualifications and performance.
Deloitte U.S. has been the Company’s independent registered public accounting firm since February 28, 2025. Deloitte Ireland preceded Deloitte U.S. and was the Company’s independent registered public accounting firm from April 23, 2020 until February 28, 2025. The following table sets forth the aggregate fees for professional services rendered by Deloitte for the periods indicated in respect of the following categories. The Company did not pay any other fees to its auditors during the periods indicated below.

	Deloitte
	For the Year Ended December 31,
in $ millions	2025	2024
Audit fees (i)	29	31
Audit-related fees (ii)	2	1
Tax fees	1	-
All other fees	-	-
Total	32	32
Notes:
(i)Represents the aggregate fees for professional services performed by Deloitte for the audit of our annual financial statements, internal control attestation procedures, statutory audits of our parent company and subsidiary financial statements and other services that are normally provided in connection with statutory and regulatory filings or engagements.
(ii)Represents fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of our financial statements. This includes employee benefit plan audits, agreed-upon procedures reports, and services in connection with the Company’s potential divestitures.
Pre-Approval Policies and Procedures
In order to ensure auditor independence and objectivity, the Audit Committee has adopted a policy which sets out the types of permitted and non-
permitted non-audit services and those which require explicit prior approval. The policy of our Audit Committee is to pre-approve all audit and non-
audit services provided by Deloitte. On an annual basis the Audit Committee will review and pre-approve the services which may be provided by the independent auditor. All of the audit and non-audit services carried out in the years ended December 31, 2025 and 2024 were pre-approved by the
Audit Committee.
The fees paid to Deloitte for non-audit services in 2025, amounted to $2.9 million and represented approximately 10% of the total audit fees for the year.
Vote Required
The resolutions in respect of Proposal 3(a) (the ratification of the appointment of Deloitte U.S., in a non-binding vote) and Proposal 3(b) (the authorization of the Audit Committee to fix Deloitte’s compensation, in a binding vote, which is an ordinary resolution under Irish company law), require that more than 50% of the votes cast on this resolution must be cast “FOR” the resolutions. Abstentions and broker non-votes are not considered votes cast and will not impact the outcome of the vote on this Proposal 3.
As an advisory vote, the outcome of the vote on the appointment of Deloitte U.S. (Proposal 3(a)) will not be binding on CRH. However, the Board values the opinions and views of shareholders and will consider the outcome of the vote when making future decisions regarding the appointment of the auditor.
The text of the resolution in respect of Proposal 3 is as follows:
“That, by separate resolutions:
(a)in a non-binding vote, the appointment of Deloitte & Touche LLP as independent auditor of CRH is ratified; and
(b)in a binding vote, the Audit Committee is authorized to fix the compensation of Deloitte & Touche LLP, Deloitte Ireland LLP, the member firms of
Deloitte Touche Tohmatsu Limited and their respective affiliates.”

27
CRH PROXY STATEMENT 2026

Proposal 4 – Renewal of the
Annual Authority of the Board
of Directors to Issue Shares
The Board of Directors recommends
that shareholders vote FOR the
proposal to renew the annual
authority of the Board of Directors to
issue shares.
Under Irish law, directors of an Irish public
limited company must have authority from its
shareholders to issue any shares, including
shares which are part of the Company’s
authorized but unissued share capital. The
authority in Proposal 4 is for an amount which
represents approximately 20% of the issued
Ordinary Shares as of March 11, 2026. Any
allotment exceeding 20% of the issued
Ordinary Shares will only be made with the
prior approval of the shareholders of the
Company at a General Meeting.
Granting the Board this authority is a routine
matter for Irish public limited companies and is
consistent with NYSE rules and listing
standards and with U.S. capital markets
practice and governance standards for Irish-
incorporated companies. This authority is
fundamental to our business because it
enables us to issue shares, including, if
applicable, to fund acquisitions and raise
capital and in connection with our equity
compensation plans (where required). We are
not asking you to approve an increase in our
authorized share capital or to approve a
specific issuance of shares. Instead, approval
of this Proposal 4 will only grant the Board the
authority to issue shares that are already
authorized under our Articles upon the terms
below.
The Directors have no present intention of
issuing any shares, other than in connection
with CRH’s equity compensation plans.
Vote Required
Approval of Proposal 4, which is an ordinary
resolution under Irish company law, requires
that more than 50% of the votes cast on this
resolution must be cast “FOR” the resolution.
Abstentions and broker non-votes are not
considered votes cast and will not impact the
outcome of the vote on this Proposal 4.
The text of the resolution in respect of
Proposal 4 is as follows:
“That, in accordance with the powers,
provisions and limitations of Article 11(d) of the
Articles of Association of the Company, the
Directors be and they are hereby authorized to
allot relevant securities (within the meaning of
Section 1021 of the Companies Act 2014) up
to an aggregate of 141,008,744 Ordinary
Shares.
This authority shall expire at the close of
business on the earlier of the date of the
Annual General Meeting in 2027 or November
6, 2027.”

28
CRH PROXY STATEMENT 2026

Proposal 5 – Renewal of the
Annual Authority of the Board
of Directors to Issue Shares
for Cash without first Offering
Shares to Existing
Shareholders
The Board of Directors recommends
that shareholders vote FOR the
proposal to renew the annual
authority of the Board of Directors
to issue shares for cash without
first offering shares to existing
shareholders.
Under Irish law, unless otherwise authorized,
when an Irish public limited company issues
shares for cash it is required first to offer those
shares on the same or more favorable terms to
existing shareholders of the Company on a pro
rata basis (commonly referred to as the
statutory pre-emption right). In this Proposal 5,
the Board seeks a renewal of the shareholder
authority approved at the 2025 AGM for the
disapplication of pre-emption rights up to a
maximum of 20% of the Company’s issued
Ordinary Shares on an unrestricted basis.
Granting the Board this authority is a routine
matter for Irish public limited companies and is
consistent with NYSE rules and listing
standards and with U.S. capital markets
practice and governance standards for Irish-
incorporated companies. Similar to the
authorization sought under Proposal 4, this
authority is fundamental to our business
because it enables us to issue shares under
our equity compensation plans (where
required) and, if applicable, will facilitate our
ability to fund acquisitions and otherwise raise
capital. We are not asking you to approve an
increase in our authorized share capital.
Approval of Proposal 5 will only grant the
Board the authority to issue shares in the
manner already permitted under our Articles
upon the terms below. Without this
authorization, in each case where we issue
shares for cash, we would first have to offer
those shares on the same or more favorable
terms to all of our existing shareholders. This
requirement could cause delays in the
completion of acquisitions and capital raising
for our business and undermine the operation
of our equity compensation plans.
Vote Required
Approval of Proposal 5, which is a special
resolution under Irish company law, requires
that at least 75% of the votes cast on this
resolution must be cast “FOR” the resolution.
Abstentions and broker non-votes are not
considered votes cast and will not impact the
outcome of the vote on this Proposal 5.
The text of the resolution in respect of
Proposal 5 is as follows:
“As a special resolution, that the Directors be
and they are hereby empowered to allot equity
securities (within the meaning of Section 1023
of the Companies Act 2014) for cash to the
extent permitted by Proposal 4, provided that
this authority may only be used for:
(a)the allotment of equity securities up to an
aggregate of 141,008,744 Ordinary Shares;
and/or
(b)the allotment of equity securities by way of
a rights issue or other pre-emptive issue to
the holders of Ordinary Shares in
accordance with Article 11(e) of the Articles
of Association of the Company on the basis
that the reference to a rights issue in Article
11(e) shall include rights issues and other
pre-emptive issues.
This authority shall expire at the close of
business on the earlier of the date of the
Annual General Meeting in 2027 or November
6, 2027, save that the Company may before
such expiry make an offer or agreement which
would or might require equity securities to be
allotted after such expiry date and the
Directors may allot equity securities in
pursuance of such offer or agreement as if
such power had not expired.”

29
CRH PROXY STATEMENT 2026

Proposal 6 – Renewal of the
Annual Authority of the Board
of Directors to Make Market
Repurchases and Overseas
Market Repurchases of the
Company’s Issued Ordinary
Shares
The Board of Directors recommends
that shareholders vote FOR the
proposal to renew the annual
authority of the Board of Directors
to make market repurchases and
overseas market repurchases of up
to 10% of the Company’s issued
Ordinary Shares.
The Company has an ongoing commitment to
returning cash to shareholders and managing
the share capital of the Company. The Board
believes that the Company should retain the
ability to repurchase its own shares in support
of this ongoing commitment.
Under Irish law, neither the Company nor any
subsidiary of the Company may make market
repurchases of the Company’s Ordinary
Shares without shareholder approval.
Accordingly, shareholders are being asked to
authorize the Company, or any of its
subsidiaries, to make market repurchases and
overseas market repurchases of up to 10% of
the Company’s issued Ordinary Shares as of
the date of the passing of Proposal 6.
The Company currently also has the flexibility
to make repurchases of Ordinary Shares by
way of redemption pursuant to Article 4A of
our Articles and all of the repurchases over the
last year have used this mechanism. It is the
Company’s intention to continue to seek
shareholder authority to provide for additional
flexibility and to give subsidiaries of the
Company flexibility to make market
repurchases and overseas market repurchases
of the Company’s shares.
The general authority, if approved by our
shareholders, will become effective from the
date of passing of the resolution.
Vote Required
Approval of Proposal 6, which is an ordinary
resolution under Irish company law, requires
that more than 50% of the votes cast on this
resolution must be cast “FOR” the resolution.
Abstentions and broker non-votes are not
considered votes cast and will not impact the
outcome of the vote on this Proposal 6.
The text of the resolution in respect of
Proposal 6 is as follows:
“As an ordinary resolution, that, the Company
and/or any of its subsidiaries be and are
hereby authorized to make market repurchases
and/or overseas market repurchases (as
defined in Section 1072 of the Companies Act
2014) of Ordinary Shares on such terms and
conditions and in such manner as the Directors
may from time to time determine but subject,
however, to the provisions of the Companies
Act 2014 and to the following restrictions and
provisions:
(a)the maximum aggregate number of
Ordinary Shares authorized to be acquired
pursuant to the terms of this resolution shall
not exceed, in the aggregate, 10% of the
Ordinary Shares in issue at the date of the
passing of this resolution;
(b)the minimum price (exclusive of taxes and
expenses), which may be paid for any
Ordinary Share, shall be the nominal value
of the Ordinary Shares; and
(c)the maximum price (exclusive of taxes and
expenses), which may be paid for any
Ordinary Shares, shall be an amount equal
to 110% of the closing price for the
Ordinary Shares on the market on which the
purchase is to be effected on the trading
day preceding the date of purchase.
This authority shall expire at the close of
business on the earlier of the date of the
Annual General Meeting in 2027 or November
6, 2027. The Company or any subsidiary may,
before such expiration, make an offer or
agreement which would or might be wholly
executed after such expiration and may
complete any such contract as if the authority
conferred hereby had not expired.”

30
CRH PROXY STATEMENT 2026

Proposal 7 – Renewal of the
Annual Authority to Re-Issue
Treasury Shares and to
Determine the Price Range at
which the Company can Re-
issue such Shares that it Holds
as Treasury Shares
The Board of Directors recommends
that shareholders vote FOR the
proposal to determine the price range
at which the Company can re-issue
shares that it holds as treasury
shares.
Our market repurchases, overseas market
repurchases, redemptions and other share
repurchase activities may result in Ordinary
Shares being acquired and held by the
Company as treasury shares. We may re-issue
treasury shares that we acquire for certain
reasons, including in connection with our
equity compensation plans.
Under Irish law, our shareholders must
authorize the price range at which we may re-
issue any shares held in treasury. In Proposal
7, that price range is expressed as a minimum
and maximum percentage of the prevailing
market price (as defined below).
The authority being sought from shareholders
provides that the minimum and maximum
prices at which an Ordinary Share held in
treasury may be re-issued are 95% and 120%,
respectively, of the closing market price of the
Ordinary Shares on NYSE for the five trading
days prior to the date of re-issue, except as
described below with respect to obligations
under equity compensation plans. Any re-issue
of treasury shares will be at price levels that
the Board considers in the best interests of the
Company.
Vote Required
Approval of Proposal 7, which is a special
resolution under Irish company law, requires
that at least 75% of the votes cast on this
resolution must be cast “FOR” the resolution.
Abstentions and broker non-votes are not
considered votes cast and will not impact the
outcome of the vote on this Proposal 7.
The text of the resolution in respect of
Proposal 7 is as follows:
“As a special resolution, the Company be and
is hereby authorized to re-issue treasury
shares (as defined in Section 1078 of the
Companies Act 2014) in accordance with
Article 8B of the Articles of Association and
subject to the following restrictions and
provisions:
a.the maximum price at which such treasury
share may be re-issued shall be an amount
equal to 120% of the “market price”;
b.the minimum price at which a treasury
share may be re-issued shall be the nominal
value of the share where such a share is
required to satisfy an obligation under any
compensation program (including any share
scheme or option schemes) operated by the
Company or any of its subsidiaries (as
defined by Section 7 of the Companies Act
2014) or, in all other cases, an amount
equal to 95% of the “market price”;
c.for the purposes of this resolution, the
“market price” shall mean the average
closing price per Ordinary Share of the
Company on NYSE for the five trading days
prior to the date of re-issue.
This authority shall expire at the close of
business on the earlier of the date of the
Annual General Meeting in 2027 or November
6, 2027 unless previously varied or renewed in
accordance with the provisions of Section 109
and/or 1078 (as applicable) of the Companies
Act 2014 (and/or any corresponding provision
of any amended or replacement legislation)
and is without prejudice or limitation to any
other authority of the Company to re-issue
treasury shares on-market.”

31
CRH PROXY STATEMENT 2026

Overview of Proposals
8 through 11 Relating to
Proposed Cancellation of the
Preference Shares
Overview
On March 13, 2026, following a review of its
LSE Ordinary Share listing as well as its
Preference Share capital structure, CRH
announced its intention to delist the Ordinary
Shares and the 7% Preference Shares from the
LSE and, subject to approval by Ordinary
Shareholders and Preference Shareholders, to
cancel the 7% Preference Shares and the 5%
Preference Shares. As part of the review, the
Board carefully considered, among other
factors, the regulatory and administrative
obligations arising from retaining the 5%
Preference Shares and 7% Preference Shares
(together, the ‘Preference Shares’). Following
completion of the review, the Board concluded
that it is in the best interests of CRH and its
Ordinary Shareholders and Preference
Shareholders as a whole to seek to simplify the
Company’s share capital structure and reduce
certain regulatory and administrative
obligations applicable to it, by retiring both the
7% Preference Shares and the 5% Preference
Shares (and delisting the 5% Preference
Shares from Euronext Growth Dublin), subject
to approval of the Ordinary Shareholders and
Preference Shareholders. The total par value of
the issued and outstanding legacy Preference
Shares is €1,170,940.
CRH proposes to cancel its (i) 50,000 5%
Cumulative Preference Shares of €1.27 each
(ISIN: IE0001827264) issued in 1950 (the ‘5%
Preference Shares’) and (ii) its 872,000 7%”A”
Cumulative Preference Shares of €1.27 each
(ISIN: IE0001827603) issued in 1973 (the ‘7%
Preference Shares’) (the ‘Preference Share
Cancellations’), pursuant to two separate
schemes of arrangement under Chapter 1 of
Part 9 of the Irish Companies Act 2014 (the
‘Schemes’ or the ‘Schemes of Arrangement’).
A scheme of arrangement is a court-approved
arrangement between a company and its
shareholders carried out in accordance with
the Companies Act 2014. The Preference
Share Cancellations will also involve the
associated Capital Reduction under the
Companies Act 2014 to cancel the Preference
Shares. Each of the Schemes of Arrangement
and the Capital Reduction require the approval
of the High Court of Ireland (the ‘Irish High
Court’).
The 5% Preference Shares are currently
admitted to trading on Euronext Growth
Dublin. The 7% Preference Shares are
currently admitted to trading on the LSE but
will be delisted with effect from 8:00 a.m.
(London) on April 20, 2026. The last day of
trading of the 7% Preference Shares on the
LSE will be April 17, 2026.
The Board is seeking the approval of Ordinary
Shareholders (and the holders of the 7%
Preference Shares (the ‘7% Preference
Shareholders’), voting with the Ordinary
Shareholders as a single class, for the
purposes of Proposal 9 only) of Proposals 8
through 11 in connection with the Preference
Share Cancellations. Further details on the
approvals required to implement the
Preference Share Cancellations are described
below in the section titled “Approvals Required
to Implement the Proposed Cancellation of
Preference Shares” on page 32.
The Preference Share Cancellations are
subject to certain conditions set forth in the
Schemes of Arrangement (the ‘Conditions’)
and will become effective only after all
Conditions have been satisfied or, if allowed by
law, waived. Each Preference Share
Cancellation will require, among other things, (i)
approval at the 2026 AGM of each of
Proposals 8, 9, 10 and 11, (ii) approval by the
applicable class of Preference Shareholders of
the applicable Scheme at the scheme
meetings convened pursuant to the authority of
the Board (the ‘Scheme Meetings’), and (iii) the
sanction of the applicable Scheme, and the
confirmation of the applicable Capital
Reduction, by the Irish High Court. Subject to
the satisfaction or if allowed by law, waiver of
the Conditions at the time the Schemes
become effective (the ‘Effective Time’), all
Preference Shares will be cancelled pursuant
to Sections 84 to 86 of the Companies Act
2014 in accordance with the terms of each
Scheme. Further details on the conditions to
the Preference Share Cancellations are
described in the section entitled “Conditions to
Implement the Preference Share Cancellations”
on pages 32 and 33.
The Preference Shares are separate and
independent from the Ordinary Shares, and the
Ordinary Shares will not be impacted by
Proposals 8 through 11.
Cancellation Consideration
Under the terms of the proposed Schemes
both classes will receive cancellation
consideration of an amount equal to 40 times
the annual dividend per Preference Share. This
reflects a value determined by reference to the
annual dividend per Preference Share
capitalized at a rate of 2.5156% or
approximately 100bps below the 30-year Bund
rate as of March 12, 2026. The holders of the
5% Preference Shares (the ‘5% Preference
Shareholders’) will receive €2.54 for each 5%
Preference Share cancelled (the ‘5%
Cancellation Consideration’), representing
200% of the nominal value per share. The 7%
Preference Shareholders will receive €3.556 for
each 7% Preference Share cancelled (the ‘7%
Cancellation Consideration’, and together with
the 5% Cancellation Consideration, the
‘Cancellation Consideration’), representing
280% of the nominal value per share. The
premium above nominal value will be paid from
the Company’s profits available for distribution,
and the nominal value will be paid by way of
repayment of capital. The Cancellation
Consideration comprises the entire amount
payable in respect of the cancellation of the
Preference Shares and there is no separate
entitlement or payment in respect of any
dividend entitlement unpaid or otherwise
accrued up to and including the Effective Time.

32
CRH PROXY STATEMENT 2026

The total aggregate payment in consideration
for the cancellation of the Preference Shares
will be €3.23 million (approximately $3.75
million). Given historic low levels of trading for
the Preference Shares on their respective
exchanges (including predecessor exchanges),
it is not possible to identify the market value of
the Preference Shares and the extent to which
the Cancellation Consideration amounts to a
premium to the market value of the Preference
Shares. However, the Board believes that the
Cancellation Consideration represents a
significant premium to the value of the
Preference Shares.
Cancellation of Listings
As noted above, the Company has applied to
the UK Financial Conduct Authority (the ‘FCA’)
and the LSE respectively for the listing of the
7% Preference Shares on the official list of the
FCA to be cancelled and for the admission to
trading of the 7% Preference Shares on the
Main Market of the LSE to be cancelled, with
such delisting to become effective from 8:00
a.m. (London) on April 20, 2026. The Company
has also applied to Euronext Growth Dublin for
the cancellation of the listing and admission to
trading of the 5% Preference Shares on
Euronext Growth Dublin, and such delisting is
subject to receipt of the requisite approvals for
the cancellation of the 5% Preference Shares
at the AGM and the 5% Preference Shares
Scheme Meeting (as defined below). If the
Scheme in respect of the 5% Preference
Shares becomes effective, the delisting from
Euronext Growth Dublin is expected to take
effect on or around the Effective Time.
Recommendation of the Board
and its Reasons for the Proposed
Preference Share Cancellations
The Board recommends that Ordinary
Shareholders (and 7% Preference
Shareholders, voting with Ordinary
Shareholders as a single class, for the
purposes of Proposal 9 only) approve
Proposals 8 through 11 with respect to the
proposed Preference Share Cancellations for
the following reasons:
Simplify capital and listing structure and
associated compliance requirements:
CRH is required to comply with administrative
and regulatory requirements related to the
Preference Shares. CRH believes that these
compliance and other administrative burdens
are disproportionate to the value of the
Preference Shares and the small percentage of
the Company’s total issued share capital that
they represent. The Board believes that the
Preference Share Cancellations, if
implemented, would yield a number of
efficiencies for CRH and its Ordinary
Shareholders, through simplifying the
Company’s capital structure and streamlining
applicable regulatory requirements.
Opportunity for Preference Shareholders to
monetize their holding:
There has been very little reported trading in
the 7% or 5% Preference Shares over the past
decade, leaving the Preference Shareholders
with limited opportunity to sell their shares. The
proposed Preference Share Cancellations will
provide the holders with the opportunity to
convert their illiquid assets into cash at a
significant premium.
Approvals Required to Implement
the Proposed Cancellation of
Preference Shares
As noted above, the Preference Share
Cancellations require the approval of Ordinary
Shareholders (and the 7% Preference
Shareholders with respect to Proposal 9 only)
of each of Proposals 8, 9, 10 and 11 at the
2026 AGM. Under the Articles, 7% Preference
Shareholders are entitled to vote in respect of
a capital reduction of the Company and will
therefore be entitled to vote on Proposal 9 at
the 2026 AGM with the Ordinary Shareholders,
voting as a single class. The 7% Preference
Shareholders are not entitled to vote on any
other Proposals at the 2026 AGM.
In addition to seeking the approval of
Proposals 8 through 11 at the 2026 AGM,
each class of Preference Shareholders will be
asked to approve the applicable Scheme at a
separate Scheme Meeting for each class. On
or around the date of this Proxy Statement, the
Company issued a separate notice of Scheme
Meeting, the terms of the applicable Scheme
and related documentation, in respect of each
Scheme Meeting to the Preference
Shareholders in order to allow them to
consider, and if thought fit, approve the
cancellation of each class of Preference
Shares. The Scheme Meetings to obtain such
approvals are scheduled to be held on May 21,
2026 at (i) 10:00 a.m. (Dublin) in respect of the
7% Preference Shares, and (ii) 10:30 a.m.
(Dublin) in respect of the 5% Preference
Shares, or such later time as the immediately
preceding Scheme Meeting for the 7%
Preference Shares concludes. The full text of
each Scheme is set out in Part I of Annex B
and Annex C of this Proxy Statement.
In summary, the Preference Share
Cancellations require approval by:
(a)the Ordinary Shareholders of the Schemes
and the granting of authority to the
Directors of CRH to give effect to the
Scheme(s), as described in Proposal 8
(acting by a majority of greater than 50% of
votes cast);
(b)the Ordinary Shareholders (and 7%
Preference Shareholders voting with the
Ordinary Shareholders as a single class) of
the Capital Reduction relating to the
cancellation of any class(es) of Preference
Shares cancelled pursuant to the Schemes,
as described in Proposal 9 (acting by a
majority of at least 75% of votes cast);
(c)the Ordinary Shareholders of the variation to
the authorized share capital to remove any
class(es) of Preference Shares, cancelled
pursuant to the Schemes, as described in
Proposal 10 (acting by a majority of greater
than 50% of votes cast);
(d)the Ordinary Shareholders of the amended
Articles to remove references to any
class(es) of Preference Shares cancelled
pursuant to the Schemes and to add a new
Article 16 to facilitate the implementation of
the Schemes, as described in Proposal 11
(acting by a majority of at least 75% of
votes cast);
(e)the 5% Preference Shareholders (who
represent at least 75% in value of the
members present and voting either in
person or by proxy) of the Scheme of
Arrangement to cancel the 5% Preference
Shares (including the related delisting from
Euronext Growth Dublin) (the ‘5%
Preference Share Scheme’) at the Scheme
Meeting to approve the 5% Preference
Share Scheme (the ‘5% Preference Share
Scheme Meeting’) (acting by a majority of at
least 75% of votes cast); and
(f)the 7% Preference Shareholders (who
represent at least 75% in value of the
members present and voting either in
person or by proxy) of the Scheme of
Arrangement to cancel the 7% Preference
Shares (the ‘7% Preference Share Scheme’)
at the Scheme Meeting to approve the 7%
Preference Share Scheme (the ‘7%
Preference Share Scheme Meeting’) (acting
by a majority of at least 75% of votes cast).
Conditions to Implement the
Preference Share Cancellations
The implementation of each Preference Share
Cancellation is conditional upon the applicable
Scheme becoming effective. The effectiveness
of each Scheme is subject to the satisfaction
(or if allowed by law, waiver) of the following
conditions:
(a)each of Proposals 8, 9, 10 and 11 being
duly passed by the requisite majorities at
the 2026 AGM (or any adjournment to such
meeting);
(b)approval of the applicable Scheme by the
applicable class of Preference Shareholders
(who represent at least 75% in value of the
members present and voting either in
person or by proxy at the applicable
Scheme Meeting, and with the quorum of at
least two persons holding or representing in
person or by proxy at least one third in
nominal value of the applicable class of
Preference Shares in issue being satisfied at
such Scheme Meeting);
(c)the sanction by the Irish High Court of the
applicable Scheme (with or without any
modification(s), addition(s) or condition(s)
approved or imposed by the Irish High
Court) pursuant to Section 453 of the
Companies Act 2014, and the confirmation
of the Capital Reduction involved therein by
the Irish High Court;
(d)the delivery of a copy of the order or orders
of the Irish High Court sanctioning any of

33
CRH PROXY STATEMENT 2026

the Schemes and confirming the Capital
Reduction (the ‘Scheme Order’), together
with a copy of the minute required by
Section 86 of the Companies Act 2014, to
the Irish Registrar of Companies (the ‘Irish
Registrar’) for registration in accordance
with Section 454 of the Companies Act
2014, and registration of the applicable
Scheme Order and minute by the Irish
Registrar; and
(e)the Board not having resolved to abandon,
discontinue and/or withdraw the applicable
Schemes prior to the Irish High Court
hearings to sanction the applicable
Schemes (the ‘Court Hearings’).
The effectiveness of each Scheme is not inter-
conditional. If the relevant approvals and
conditions are satisfied in respect of a Scheme
relating to only one class of Preference Share,
the cancellation in respect of that class of
Preference Share shall proceed.
Even if Proposals 8 through 11 are approved
by the requisite majorities at the 2026 AGM,
the Board reserves the right to abandon,
discontinue and/or withdraw the Schemes
prior to the Court Hearings without further
action from Ordinary Shareholders or
Preference Shareholders if it determines that
the Preference Share Cancellations would no
longer be in the best interests of the Company
and its Ordinary Shareholders and Preference
Shareholders as a whole.
Effective Time
Subject to obtaining the requisite approvals at
the 2026 AGM and Scheme Meeting(s), an
application will be made to the Irish High Court
to set a date for the hearing to sanction the
Scheme(s) under Section 453(2)(c) of the
Companies Act 2014 and to confirm the
Capital Reduction. Assuming the Conditions
are satisfied, each Scheme is expected to take
effect in accordance with its terms as soon as
a copy of the relevant Scheme Order and a
copy of the minute required by Section 86(1) of
the Companies Act 2014 have been delivered
to the Irish Registrar for registration and
registered by the Irish Registrar. In each case,
the effectiveness of the Schemes will be
notified to Ordinary Shareholders and
Preference Shareholders by (i) an
announcement through a Regulatory
Information Service (as defined in the Irish
Takeover Rules), with such announcement
being made available on the Company’s
website, and/or (ii) in such other manner as the
Irish High Court might direct. The Scheme
Meetings are expected to be held at the offices
of Arthur Cox LLP, Ten Earlsfort Terrace,
Dublin 2, D02 T380, Ireland on May 21, 2026
at 10:00 a.m. (Dublin) in respect of the 7%
Preference Shares, and at 10:30 a.m. (Dublin),
or such later time as the immediately preceding
Scheme Meeting for the 7% Preference Shares
concludes and, subject to the satisfaction (or,
if permitted by law, waiver) of the Conditions,
the Scheme(s) are expected to become
effective before the end of July 2026. The
timing of the Schemes becoming effective
depends on a number of factors including the
availability of the Irish High Court to hear the
application(s) to sanction the Scheme(s), and, if
sanctioned, the date the Scheme Order(s) are
delivered to and registered by the Irish
Registrar. If the Scheme(s) become effective, at
the Effective Time, the applicable class of
Preference Shares will be cancelled pursuant
to Section 84 to 86 of the Companies Act
2014 in accordance with the terms of the
applicable Scheme.
Once effective, each Scheme will be binding
on all of the Preference Shareholders to which
the Scheme relates, irrespective of whether or
not they attended or voted on the relevant
resolutions at the applicable Scheme Meeting
and/or AGM.
The above summary of the terms and
conditions of the Schemes of Arrangement
does not purport to be complete, may not
contain all of the information about the
proposed Preference Share Cancellations that
is important to you, and is qualified in its
entirety by reference to the full text of each
Scheme of Arrangement which is set out in
Part I of each of Annex B and Annex C to this
Proxy Statement. The required notices in
respect of the Scheme Meetings have been
sent separately to the Preference
Shareholders. This document is not intended
to, and does not, constitute the legal notice in
respect of the Scheme Meetings.
If the Proposed Preference Share
Cancellations are not Approved
If the proposed Preference Share Cancellations
are not approved at the 2026 AGM or any
adjournment or postponement thereof, or by
the applicable class of Preference
Shareholders at the Scheme Meetings, the
Company will be unable to implement the
proposed Preference Share Cancellations in
the manner contemplated in this Proxy
Statement.
Impact of the Preference Share
Cancellations on the Company’s
Share Capital
The following table contains approximate
information, based on share information as of
March 11, 2026, relating to the effect of the
proposed Preference Share Cancellations on
CRH’s issued and outstanding and authorized
but unissued Ordinary Shares and Preference
Shares in the event that the Preference Share
Cancellations occur:

Description	Number of Ordinary Shares Authorized	Number of Ordinary Shares Issued (including Treasury Shares)	Number of 5% Preference Shares Authorized	Number of 5% Preference Shares Issued	Number of 7% Preference Shares Authorized	Number of 7% Preference Shares Issued

Pre-Preference Share Cancellations	1,250,000,000	705,043,723	150,000	50,000	872,000	872,000
Post-Preference Share Cancellations	1,250,000,000	705,043,723	0	0	0	0
Notes:
(i)Number of Ordinary Shares Issued shown as of March 11, 2026 and does not reflect any repurchases/redemptions under CRH's share buyback program subsequent thereto.
If the Preference Share Cancellations are
implemented, the Company’s current
authorized share capital will be varied from
€401,297,940 divided into 150,000 5%
Preference Shares, 872,000 7% Preference
Shares and 1,250,000,000 Ordinary Shares of
€0.32 each, to €400,000,000 divided into
1,250,000,000 Ordinary Shares of €0.32 each,
by removing the cancelled classes of
Preference Shares from the Company’s
authorized share capital. If only one class of
Preference Shares is cancelled, the authorized
share capital will be reduced by the removal of
that cancelled class of Preference Shares only.
The proposed Preference Share Cancellations
will have no impact on the number of
authorized or issued Ordinary Shares.
Accounting Matters
The Company’s Consolidated Balance Sheets
will be impacted by the proposed Preference
Share Cancellations, if implemented, as
follows: (i) the stated capital attributable to the
Preference Shares (which is calculated as
nominal value multiplied by the number of
Preference Shares issued and outstanding) will
be reduced from €1,170,940 to €nil, (ii) the
amount attributable to Retained Earnings will
be reduced by an amount equal to the
Cancellation Consideration payable in respect
of any cancelled class of Preference Shares
less the aggregate nominal value of the
cancelled Preference Shares.
If only one class of Preference Share is
cancelled, (i) the stated capital attributable to
the Preference Shares will be reduced by an

34
CRH PROXY STATEMENT 2026

amount equal to the aggregate nominal value
of all issued and outstanding shares in such
class, and, (ii) the amount attributable to
Retained Earnings will be reduced by an
amount equal to the Cancellation
Consideration payable in respect of such
cancelled class of Preference Shares less the
aggregate nominal value of such cancelled
class of such Preference Shares.
We do not anticipate that any other relevant
accounting considerations would arise as a
result of any implementation of the Preference
Share Cancellations.
Interests of Directors and Executive
Officers
No director or executive officer of the
Company holds any interests in the Preference
Shares or has any substantial interests, directly
or indirectly, in the matters relating to the
Preference Share Cancellations.
Summary of Irish Tax Consequences
of the Proposed Preference Share
Cancellations
The following is a high-level summary of the
material Irish tax considerations relating to the
proposed Preference Share Cancellations
applicable to the persons who are the absolute
beneficial owners of the Preference Shares for
Irish tax purposes. For the purposes of this
summary, ‘Non-Irish Holders’ means
Preference Shareholders who: (i) are the
absolute beneficial owners of their Preference
Shares; (ii) are neither resident (nor, in the case
of individuals, ordinarily resident) in Ireland for
Irish tax purposes, and where such Preference
Shares have not at any time been (1) used in or
for the purposes of a trade carried on by that
Preference Shareholder through an Irish
branch or agency; nor (2) used, held or
acquired for use by or for the purposes of such
branch or agency. Anti-avoidance provisions
that apply to persons that are temporarily non-
Irish resident are not considered.
This summary is general in nature and does
not represent a detailed description of the Irish
tax considerations to a Preference Shareholder
in light of their particular circumstances.
The summary is based on existing Irish tax law
and published practice of the Irish Revenue
Commissioners as of the date of this Proxy
Statement. Changes in law and/or
administrative practice may result in changes
to the Irish tax considerations described,
possibly with retrospective effect.
Preference Shareholders who are in any
doubt about their tax position and/or may
be subject to taxation in any jurisdiction
other than Ireland are strongly
recommended to consult an appropriately
qualified independent professional advisor
immediately for tax advice in connection
with the proposed Preference Share
Cancellations.
Ordinary Shareholders
There will be no Irish tax implications in
connection with the Preference Share
Cancellations for Ordinary Shareholders who
are not also Preference Shareholders.
Preference Shareholders
Non-Irish Holders should not generally be
subject to Irish capital gains tax (‘Irish CGT’) or
corporation tax on chargeable gains on the
disposal of their Preference Shares pursuant to
the Preference Share Cancellations. Irish
resident Preference Shareholders (or those
who are ordinarily resident in Ireland or have
used their Preference Shares in connection
with a trade carried on in Ireland through a
branch or agency) will generally be subject to
Irish CGT at a rate of 33% on any chargeable
gain on the disposal of their Preference Shares
pursuant to the Preference Share
Cancellations, subject to available exemptions
and reliefs.
Payments made by the Company to
Preference Shareholders under the Schemes
for the redemption, repayment or purchase of
its Preference Shares will not be subject to
Irish dividend withholding tax in Ireland where
the arrangement does not form part of a
scheme the main purpose of which is to enable
the owner of the shares to participate in the
profits of the company without receiving a
dividend.  Unless exempted, any dividends or
other relevant distributions paid by the
Company to Preference Shareholders under
the Scheme will be subject to withholding at
the standard rate of income tax (currently
25%).
Preference Shareholders will not be chargeable
to Irish stamp duty on the disposal of their
Preference Shares in connection with the
Schemes. Further information regarding the
Irish tax consequences of the proposed
Preference Share Cancellations is set out in
Part 2 of each of Annex B and C to this Proxy
Statement.
Further information regarding the Preference
Share Cancellations is set out in the “FAQs
Regarding the Preference Share Cancellations
and Delistings” at Annex E of this Proxy
Statement, which are available on the
Company’s website, www.crh.com, under the
heading “Shareholder Center”.
The Board of Directors recommends
that Ordinary Shareholders (and 7%
Preference Shareholders, voting with
the Ordinary Shareholders in respect
of Proposal 9 only) vote FOR the
resolutions set out in Proposals 8
through 11 in connection with the
proposed Preference Share
Cancellations.

35
CRH PROXY STATEMENT 2026

Proposal 8 – Approval of the
Schemes of Arrangement to
Cancel the Preference Shares
and the Granting of Authority
to the Directors to give effect
to the Schemes of
Arrangement
The Board of Directors recommends
that Ordinary Shareholders vote FOR
the proposal to approve the Schemes
of Arrangement to Cancel the
Preference Shares and grant
authority to the Directors to give
effect to the Schemes of
Arrangement.
As further described in the section titled
“Overview of Proposals 8 through 11 Relating
to the Proposed Cancellation of the Preference
Shares”, the Company is seeking to cancel its
two classes of Preference Shares pursuant to
two separate Schemes of Arrangement. The
Preference Share Cancellations require, among
other things, approval of the Schemes by the
Company’s Ordinary Shareholders. A summary
of the terms and conditions of the Schemes
are set forth on pages 31 to 34 of this Proxy
Statement, with the full text of each Scheme of
Arrangement set out in Part I of Annex B and
Annex C to this Proxy Statement.
Vote Required
Approval of Proposal 8, which is an ordinary
resolution under Irish company law, requires
that more than 50% of the votes cast at the
2026 AGM must be cast “FOR” the resolution.
Abstentions and broker non-votes are not
considered votes cast at the meeting and
therefore will not impact the outcome of the
vote on this Proposal.
The text of the resolution in respect of
Proposal 8 is as follows:
“As an ordinary resolution that, subject to the
approval of the applicable Scheme of
Arrangement by the requisite majorities at the
applicable Scheme Meeting, each Scheme of
Arrangement (copies of which have been
produced to this meeting and for the purposes
of identification signed by the Chair thereof) in
its original form or with or subject to any
modification(s), addition(s) or condition(s)
approved or imposed by the High Court of
Ireland, be and are hereby approved and the
directors of CRH plc be and are hereby
authorized to take all such action as they
consider necessary or appropriate for carrying
each and any of the Schemes of Arrangement
into effect.”

36
CRH PROXY STATEMENT 2026

Proposal 9 – Approval of the
Proposed Cancellation of the
Preference Shares
The Board of Directors recommends
that Ordinary Shareholders and the
7% Preference Shareholders vote
FOR the proposal to approve the
Cancellation of the Preference
Shares.
Under the Articles, the 7% Preference
Shareholders are entitled to vote in respect
of a capital reduction of the Company and
will therefore be entitled to vote on
Proposal 9 with the Ordinary Shareholders,
voting as a single class (but not on the
other resolutions).
As of March 11, 2026, being the latest
practicable date prior to publication of this
Proxy Statement, the amount standing to the
portion of the Company’s share capital
account associated with the Preference Shares
is €1,170,940, being the aggregate nominal
value of all of the Preference Shares, with
€63,500 of this amount relating to the 5%
Preference Shares (the ‘5% Balance’), and
€1,107,440 of this amount relating to the 7%
Preference Shares (the ‘7% Balance’), (the
‘Preference Share Capital’).
In Proposal 9, the Ordinary Shareholders and
the 7% Preference Shareholders, voting as a
single class, are being asked to approve, by
special resolution, the cancellation of the
Preference Shares by way of a reduction of the
Preference Share Capital by:
(a)an amount equal to the 5% Balance if the
5% Preference Share Scheme becomes
effective; and
(b)an amount equal to the 7% Balance if the
7% Preference Share Scheme becomes
effective.
The entire balance of each class of Preference
Share will be cancelled if the corresponding
Scheme is passed by the respective class. If
approved by the requisite majorities, and
subject to confirmation by the Irish High Court,
the cancellation of the Preference Shares will
become effective simultaneous to the
applicable Schemes becoming effective.
Proposal 9 is conditional upon any of the
Schemes becoming effective.
Vote Required
Approval of Proposal 9, which is a special
resolution under Irish company law, requires
that at least 75% of the votes cast must be
cast “FOR” the resolution. Abstentions and
broker non-votes are not considered votes
cast and will not impact the outcome of the
vote on this Proposal.
The text of the resolution in respect of
Proposal 9 is as follows:
“As a special resolution, that subject to and
with the confirmation of the High Court of
Ireland (“Irish High Court”) in accordance with
Sections 84 and 85 of the Companies Act
2014:
(i)the share capital of the Company be
reduced by cancelling, extinguishing and
repaying all of the 50,000 5% Cumulative
Preference Shares of €1.27 each in the
capital of CRH (the “5% Preference
Shares”), in exchange for the payment of an
amount equal to €2.54 for each 5%
Preference Share, with a corresponding
reduction of: (A) an amount equal to the
nominal value of such 5% Preference
Shares to the Company’s share capital
account, and (B) an amount equal to the
premium over such nominal value to the
Company’s profits available for distribution;
and
(ii)the share capital of the Company be
reduced by cancelling, extinguishing and
repaying all of the 872,000 7% “A”
Cumulative Preference Shares of €1.27
each in the capital of CRH (the “7%
Preference Shares”), in exchange for the
payment of an amount equal to €3.556 for
each 7% Preference Share, with a
corresponding reduction of (A) an amount
equal to the nominal value of such 7%
Preference Shares to the Company’s share
capital account, and (B) an amount equal to
the premium over nominal value to the
Company’s profits available for distribution,
provided that each of the capital reduction
resolutions referred to in (i) and (ii) is
independently and severally approved and
provided further that in the event that the
confirmation of the Irish High Court is sought
and obtained in respect of only one of the
capital reduction resolutions referred to in (i) or
(ii), the validity of this resolution in respect of
the capital reduction so sought shall not be
limited or forfeited by virtue of the confirmation
of the Irish High Court in respect of the other
capital reduction referred to in (i) or (ii) not
being sought or obtained, or being sought and/
or obtained at a different time.”

37
CRH PROXY STATEMENT 2026

Proposal 10 – Approval of the
Variation to the Company’s
Authorized Share Capital by
the Removal of the Cancelled
Preference Shares
The Board of Directors recommends
that Ordinary Shareholders vote FOR
the proposal to vary the Company’s
authorized share capital by the
removal of any class(es) of
Preference Shares that are cancelled
pursuant to the Schemes.
The authorized share capital of CRH is
currently €401,297,940 divided into 150,000
5% Preference Shares, 872,000 7%
Preference Shares and 1,250,000,000
Ordinary Shares of €0.32 each. The Company
is seeking Ordinary Shareholder approval to
vary and remove from the Company’s
authorized share capital an amount equal to
the nominal value of any class(es) of
Preference Shares cancelled pursuant to the
Schemes, being (i) €190,500 in respect of the
5% Preference Shares, and (ii) €1,107,440 in
respect of the 7% Preference Shares.
Proposal 10 is conditional upon any of the
Schemes becoming effective. If one or both of
the Schemes is implemented, the variation to
CRH’s authorized share capital will become
effective immediately following any of the
Schemes becoming effective.
Vote Required
Approval of Proposal 10, which is an ordinary
resolution under Irish company law, requires
that more than 50% of the votes cast must be
cast “FOR” the resolution. Abstentions and
broker non-votes are not considered votes
cast and will not impact the outcome of the
vote on this Proposal.
The text of the resolutions in respect of
Proposal 10 is as follows:
As an ordinary resolution, that:
(i)  subject to the scheme of arrangement in
respect of the cancellation of the 5%
Cumulative Preference Shares of €1.27
each in the capital of the Company (the
“5% Preference Shares”) becoming
effective, the authorized share capital of
the Company be and is hereby varied and
diminished by €190,500 by the removal of
the 5% Preference Shares from the
authorized share capital of the Company;
and
(ii)  subject to the scheme of arrangement in
respect of the cancellation of the 7% “A”
Cumulative Preference Shares of €1.27
each in the capital of the Company (the
“7% Preference Shares”) becoming
effective, the authorized share capital of
the Company be and is hereby varied and
diminished by €1,107,440 by the removal
of the 7% Preference Shares from the
authorized share capital of the Company,
provided that each of the variations and
diminutions referred to in (i) and (ii) is
independently and severally approved, and
provided further that in the event of the
completion of only one of the schemes of
arrangement referred to in (i) or (ii), the validity
of this resolution in respect of the variation and
diminution regarding such scheme of
arrangement shall not be limited or forfeited by
virtue of the other scheme of arrangement
referred to in (i) or (ii) not completing, or
completing at a different time.”

38
CRH PROXY STATEMENT 2026

Proposal 11 – Approval of
Certain Amendments to the
Company’s Articles to Remove
References therein to any
Class(es) of Preference Shares
Cancelled in connection with
the proposed Preference
Share Cancellations
The Board of Directors recommends
that Ordinary Shareholders vote FOR
the amendments to the Articles
to delete references therein to any
class(es) of Preference Shares
cancelled in connection with the
proposed Preference Share
Cancellations.
The Company is seeking Ordinary Shareholder
approval to amend the Articles to (i) remove
references to any classes of Preference Shares
cancelled pursuant to any of the Schemes, (ii)
delete redundant provisions that relate to the
Preference Shares, and (iii) consequential
renumbering of and updates to cross
references in the Articles to reflect such
amendments. The proposed amendments also
include a new Article 16 to facilitate
implementation of the Schemes by providing
that (i) any Preference Shares issued or
transferred after the Voting Record Time (as
defined in the applicable Scheme) (if any) will
be bound by the terms of the applicable
Schemes, and (ii) the Directors of CRH are
granted authority to appoint an attorney to take
actions to implement the applicable Schemes.
The foregoing description of the proposed
amendments to the Articles is intended only as
a summary and is qualified in its entirety by
reference to the complete text of the proposed
amendments, which is attached to this Proxy
Statement as Annex D. We encourage you to
read the proposed amendments set out in
Annex D in their entirety before casting your
vote. Certain explanatory footnotes are
included in the proposed amendments to the
Articles described in Annex D to denote the
amendments which will apply in circumstances
where (i) both Schemes, and/or (ii) only one of
the Schemes, are implemented.
Proposal 11 is conditional upon one or both of
the Schemes becoming effective. If one or
both of the Schemes is implemented, the
applicable form of Articles will become
effective at the Effective Time.
Vote Required
Approval of Proposal 11, which is a special
resolution under Irish company law, requires
that at least 75% of the votes cast must be
cast “FOR” the resolution. Abstentions and
broker non-votes are not considered votes
cast and will not impact the outcome of the
vote on this Proposal.
The text of the resolutions in respect of
Proposal 11 is as follows:
“As a special resolution, that:
(i)  subject to the scheme of arrangement in
respect of the cancellation of the 5%
Cumulative Preference Shares of €1.27
each in the capital of the Company (the
”5% Preference Shares) becoming
effective, the Articles of Association of the
Company be and are hereby amended by
the deletion of the Articles regarding the
5% Preference Shares, and other related
changes, in the manner indicated in Annex
D of the Notice of Meeting and Proxy
Statement for the 2026 AGM; and
(ii)  subject to the scheme of arrangement in
respect of the cancellation of the 7% “A”
Cumulative Preference Shares of €1.27
each in the capital of the Company (the
“7% Preference Shares”) becoming
effective, the Articles of Association of the
Company be amended by the deletion of
the Articles regarding the 7% Preference
Shares, and other related changes, in the
manner indicated in Annex D of the Notice
of Meeting and Proxy Statement for the
2026 AGM,
provided that each of the amendments referred
to in (i) and (ii) is independently and severally
approved and provided further that in the event
of the completion of only one of the schemes
of arrangement referred to in (i) or (ii), the
validity of the resolution in respect of the
amendment regarding such scheme of
arrangement shall not be limited or forfeited by
virtue of the other scheme of arrangement
referred to in (i) or (ii) not completing, or
completing at a different time.”

39
CRH PROXY STATEMENT 2026

Proposal 12 – Approval of
an Amendment to the Articles
to Delete a Provision
Regarding Qualification
Shareholding Requirement for
Directors Set Forth Therein
The Board of Directors recommends
that shareholders vote FOR the
proposal to amend the Articles to
delete the qualification shareholding
requirement for Directors set forth
therein.
As previously disclosed, effective January 1,
2025, the Company adopted share ownership
guidelines for its NEOs and non-management
Directors to reinforce the alignment between
CRH executives and shareholders and foster a
long-term, ownership mindset. Pursuant to
these guidelines, non-management Directors
are expected to hold shares having a minimum
value equal to five times their cash retainer. In
addition, non-management Directors receive
an annual equity retainer, which for the fiscal
year 2025 was in the amount of $180,000. The
initial equity retainer for newly appointed non-
management Directors is pro-rated for service
for the year of appointment.
Article 87 of the Articles (‘Article 87’) currently
contains a separate requirement that a Director
hold alone, and not jointly with any other
person, 1,000 Ordinary Shares within two
months after his or her appointment or election
(which time period may be extended if trading
in the Company’s shares is prohibited at the
relevant time). The full text of Article 87 is set
out in Annex F to this Proxy Statement.
The Board believes that the share ownership
guidelines, in conjunction with the equity
retainer for non-management Directors,
provide for an appropriate alignment of
interests between Directors and the
Company’s shareholders, in a manner which is
consistent with U.S. market practice. The level
of shareholdings required of Directors pursuant
to Article 87 is significantly lower than the
Company’s share ownership guidelines.
Accordingly, Article 87 no longer serves a
distinct purpose. For these reasons, the Board
believes it is in the best interests of CRH and
its shareholders to adopt this proposed
amendment to the Articles.
The foregoing description of the proposed
amendment to the Articles is intended only as
a summary and is qualified in its entirety by
reference to the proposed amendment, which
is attached to this Proxy Statement as Annex
F. We encourage you to read the proposed
amendment set out in Annex F in its entirety
before casting your vote.
Proposal 12 is not conditional upon approval of
any of the other proposed amendments to the
Articles that are being voted upon at the AGM.
If Proposal 12 is approved by our shareholders
at the AGM, it will become effective
immediately.
Vote Required
Approval of Proposal 12, which is a special
resolution under Irish company law, requires
that at least 75% of the votes cast on this
resolution must be cast “FOR” the resolution.
Abstentions and broker non-votes are not
considered votes cast and will not impact the
outcome of the vote on this Proposal.
The text of the resolution in respect of
Proposal 12 is as follows:
“As a special resolution, that the Articles of
Association be and are hereby amended in the
manner provided at Annex F to the Notice of
Meeting and Proxy Statement for the 2026
AGM.”

40
CRH PROXY STATEMENT 2026

Corporate Governance
CRH is committed to a high standard of corporate governance and regularly reviews its governance structures and arrangements.

Governance Framework

Board of Directors

Collectively responsible for promoting the long-term sustainable success of CRH and generating value for shareholders. Its role is to provide leadership; to establish and monitor CRH’s purpose, values and strategy; to set CRH’s risk appetite and ensure that there is a robust framework of prudent and effective controls to enable risks and opportunities to be assessed and managed; and to ensure that there is effective dialogue with shareholders on all relevant matters.

The Board has established five Committees to assist in the execution of its responsibilities. The charters of each Committee are available on the CRH website, www.crh.com.

Acquisitions,
Divestments &
Finance Committee
Reviews the strategic
rationale and impact of
proposed acquisitions,
divestitures, large
capital expenditure
projects and advising
the Board on the
financial requirements
of CRH and on
appropriate funding
arrangements.
Audit Committee Provides governance and oversight of CRH’s financial reporting and monitoring and assessing CRH’s risk management and internal control systems.
Compensation
Committee
Sets and ensures that
CRH’s compensation
policies are fair and
responsible and that
they incentivize and
retain talent. The
Committee also
approves the
compensation
packages for the
Chair, Chief Executive
Officer and Executive
Officers.

Nomination &
Corporate
Governance
Committee
Monitors the Board’s
structure, size,
composition and
balance of skills to
ensure that the Board
can meet its strategic
objectives and
regulatory
responsibilities. It
monitors corporate
governance
developments, human
capital management
and employee
engagement.
Safety, Environment & Social Responsibility Committee Monitors and assesses performance in the areas of safety, climate change and sustainability and employee engagement and inclusion programs.

The Board has delegated responsibility for the management of CRH, through the Chief Executive Officer, to executive management.

Chief Executive Officer

The Chief Executive Officer has responsibility for full day-to-day operational and profit performance of CRH and accountability to the Board for all authority delegated to executive management. He is also responsible for executing strategy agreed with the Board and reporting regularly on the progress and performance of CRH.

The Global Leadership Team supports the Chief Executive Officer in executing his responsibilities.

Global Leadership Team
The Global Leadership Team is responsible for pursuing performance delivery and progressing CRH’s business strategy and climate-related agenda.

41
CRH PROXY STATEMENT 2026

Jim Mintern
Chief Executive Officer

+ See biography on page 19.

Pádraig Ó Ríordáin
Chief Legal and Corporate
Affairs Officer
Age: 60
Skills and experience: Pádraig
joined CRH in 2025. He has
over 30 years’ experience in
advising multinational and
domestic corporations across
the United States and Europe.
He was previously Chief Legal
Officer at Flutter Entertainment,
and prior to that, a partner at
Arthur Cox LLP for 20 years,
including eight years as
Managing Partner. He has also
served as Chairman of both the
Dublin Airport Authority and
The National Lottery in Ireland.
A Harvard Law School
graduate, Pádraig is a qualified
lawyer in both Ireland and New
York.
Education: BCL (Law), LL.M
(Law)

Nancy Buese
Chief Financial Officer
Age: 56
Skills and experience: Nancy
was appointed Chief Financial
Officer in May 2025. Prior to
joining CRH, Nancy served as
Executive Vice President and
Chief Financial Officer for the
Baker Hughes Company from
2022 until 2025. She also held
the role of Executive Vice
President and Chief Financial
Officer for the Newmont
Corporation from 2016 to
2022. Nancy is a certified
public accountant and a former
partner at Ernst & Young. She
has served on the Board of
Chubb Limited (NYSE: CB)
since 2023.
Education: BS/BA (Accounting
and Business Administration)

Kristin Lane
Chief Human Resources Officer
Age: 56
Skills and experience: Kristin
joined CRH in 2016. She has
held a number of senior
positions across our
operations, most recently as
Chief Human Resources Officer
of our Americas Division,
before being appointed to her
current role in July 2024.
Before joining CRH, Kristin held
various global HR roles in the
building products, retail,
distribution and management
consulting industries.
Education: BS

Randy Lake
Chief Operating Officer
Age: 60
Skills and experience: Randy
joined CRH in the Americas in
1996 and has held several senior
operating and leadership
positions across multiple areas of
the business, including CRH’s
architectural products and its
Materials business. Prior to his
current appointment, Randy
served as President of Americas
Materials from 2012 to 2020 and
Group Executive, Strategic
Operations from 2020 to 2021.
Randy is actively involved in the
Materials industry in North
America and served as Chairman
of the U.S. National Stone, Sand
& Gravel Association in 2018.
Education: BS (Business
Administration), MBA

Juan Pablo San Agustín
Chief Strategy Officer
Age: 57
Skills and experience: Juan
Pablo joined CRH in 2020. He
has over 25 years' experience
working in the building
materials industry across the
Americas and Europe. His
areas of expertise cover
strategic planning, M&A,
venture capital, digital
innovation and marketing.
Immediately prior to CRH, he
served as EVP of Strategic
Planning and New Business
Development at CEMEX.
Education: BS, MBA

Peter Buckley
President, International Division
Age: 60
Skills and experience: Peter
joined CRH in 2009 as Country
Manager, China. Since then, he
has held a variety of Senior
Vice President roles across
Asia-Pacific and Europe as well
as playing a senior leadership
role across our Ash Grove
Cement business, and in the
UK and Ireland. He was
President of CRH’s Europe
West region prior to taking up
his current role in 2024. Before
joining CRH, Peter held various
management positions globally
in the paper and packaging
industry.
Education: BComm

Philip Wheatley
Chief Development Officer
Age: 51
Skills and experience: Philip is
CRH’s Chief Development
Officer, with global responsibility
for CRH’s M&A activities. Philip
has over 18 years’ experience
with CRH, driving the company’s
growth through M&A and
strategic planning, and his roles
have included Chief Growth
Officer, Group Head of M&A,
Group Strategy and
Development Director and
Development Director for the
Company’s Materials business in
CRH’s International Division.
Before joining CRH, Philip held
various M&A and operating roles
in the financial services and
building materials industries.
Education: BA, ACA

Nathan Creech
President, Americas Division
Age: 50
Skills and experience: Nathan
joined CRH in the Americas in
2011 and has since served in a
number of business development
and executive leadership roles
including Vice President U.S.
Strategy & Development and
Senior Vice President, Central
Division of Americas Materials.
Prior to his current appointment,
Nathan served as President of
CRH’s Americas Building
Products platform from 2021 to
2023. Prior to joining CRH, he
held various operating and
strategy roles in the building
materials industry.
Education: BS (Business), MBA

Members of our Global Leadership Team are appointed to their roles and serve at the discretion of the Company, rather than for a specific term of office.

42
CRH PROXY STATEMENT 2026

Corporate Governance Guidelines
The Board has adopted Corporate Governance
Guidelines (the ‘Governance Guidelines’) as a
general framework to assist the Board in
carrying out its responsibility for the business
and affairs of CRH. The Governance
Guidelines, which are available on
www.crh.com, cover the role of the Board and
management, the qualifications and criteria
that the Nomination & Corporate Governance
Committee considers when considering
Director nominees, the composition of the
Board, and the structure, operations, duties
and responsibilities of the Board. The
Nomination & Corporate Governance
Committee reviews the Governance Guidelines
annually and recommends any changes for
approval by the Board.
Board Leadership and Structure
The roles of Chair and Chief Executive Officer
are not currently combined. The Chair is Richie
Boucher, who is an independent non-
management Director. Mr. Boucher was
appointed to this role in January 2020, having
joined the Board in March 2018. The Chief
Executive Officer is Jim Mintern, who was
appointed effective January 1, 2025.
There is a clear division of responsibilities
between the roles of the Chair and the Chief
Executive Officer, which is set out in the
Governance Guidelines.
The Board has also appointed a Senior
Independent Director, who chairs Board
meetings in the absence of the Chair and who
is available to shareholders who have concerns
that cannot be addressed through the Chair,
the Chief Executive Officer or the Chief
Financial Officer.
The Board regularly reviews the Board
structure to ensure that it remains appropriate
for CRH.
Director Independence
Pursuant to NYSE rules and listing standards,
in order for a Director to qualify as
“independent”, the Board must affirmatively
determine that the Director has no material
relationship with CRH that would impair the
Director’s independence. Our Board’s
guidelines for Director independence conform
to the independence requirements in the NYSE
rules and listing standards.
In addition, the Board considers all relevant
facts and circumstances when making an
independence determination, including all
relevant transactions, relationships and
arrangements among Board members, their
family members and the Company.
Each of our 12 Directors who will stand for
re-election at the 2026 AGM were determined
to be independent under the foregoing
requirements, except for Jim Mintern who was
not independent pursuant to NYSE rules and
listing standards because he is CRH’s Chief
Executive Officer. Patrick Decker, who served
as a Director from October 1, 2025 through
December 1, 2025, was also determined to be
independent under the foregoing requirements.
All members of the Audit, Compensation and
Nomination & Corporate Governance
Committees are independent and, in addition,
meet all additional applicable independence
tests of the NYSE rules and listing standards
and any additional standards imposed under
U.S. securities laws and the rules and
regulations of the SEC.
The Nomination & Corporate Governance
Committee reviews the independence of each
Director annually and makes recommendations
to the Board regarding independence.
Tenure of Directors
All Directors serve a one-year term, except that
the initial term for each Director runs from the
date of appointment until the next AGM, and
are subject to re-election by shareholders at
each AGM.
The Board does not believe that it should limit
the number of terms for which a person may
serve as a Director as they develop significant
insights into the Company and its operations
over time. Nonetheless, the Board keeps the
tenure of Directors under regular and rigorous
review to ensure there is an appropriate focus
on Board refreshment and mix of skills and
expertise relevant to the needs of the Board
and CRH.
Process for Board Refreshment and
Selection of Non-management
Directors
It is the policy of the Board that there is regular
refreshment of the Board and its Committees,
which ensures to the extent possible that the
collective experience, skills and diversity of the
Directors is reflected in its composition and the
composition of the Committees and Chair
roles, taking into account other requirements
such as Board succession planning and the
need for financial experts to be members of the
Audit Committee.
The Board plans for its own succession with
the assistance of the Nomination & Corporate
Governance Committee. The process to
identify, evaluate and appoint a non-
management Director with the suitable
experience, skills and time commitment takes
into account both the needs of the Company
and the diversity of background and
experience, tenure and skills of existing Board
members. The Board is committed to ensuring
that the Board and each Board Committee is
appropriately diverse in background and
experience, which is reflected in the
Governance Guidelines. The Board values
diversity of talents, skills, abilities and
experiences and believes that Board diversity
of all types enhances the performance of the
Board and provides significant benefits to the
Company. Accordingly, diversity in all its forms
is a core component that the Nomination &
Corporate Governance Committee takes into
account when selecting new Director
candidates.
The Nomination & Corporate Governance
Committee welcomes candidates for non-
management Directors recommended by
shareholders and will consider these
candidates in the same manner as other
candidates. Shareholder recommendations for
candidates for Director must include the same
information as required by CRH’s Articles for
shareholder Director nominees and be sent to
the Nomination & Corporate Governance
Committee, c/o Company Secretary, 42
Fitzwilliam Square, Dublin 2, D02 R279,
Ireland.
For additional information, see “How do I
submit director nominees or a shareholder
proposal at the 2027 AGM?” on page 87.

43
CRH PROXY STATEMENT 2026

Non-management Director
Appointment Process
•Non-management Director recruitment
processes are supported by an external
search firm;
•A skills matrix is maintained to identify
particular skills that would enhance the
Board or which might need to be replaced
following any Board transitions. The
composition and skills of the Board are also
reviewed as part of the annual Board
evaluation process;
•Potential candidate lists are collated based
on the skills and experience required by the
Board following input from the Nomination
& Corporate Governance Committee;
•The Nomination & Corporate Governance
Committee reviews candidate lists and
selects individuals for interview; and
•Once a preferred candidate is identified
other members of the Board are invited to
meet with them prior to formal
consideration of their appointment to the
Board.
All members of the Board retire annually at the
AGM, with those being eligible standing for re-
election each year. The Nomination &
Corporate Governance Committee and the
Board annually reviews the performance of
each non-management Director, including his
or her commitment to the role, whether he or
she has sufficient time to meet his or her
commitment to the Company and whether his
or her skills remain relevant and beneficial to
support the Board in fulfilling its duties, and
makes a recommendation to shareholders in
relation to their re-election.
Board Evaluation
The Nomination & Corporate Governance
Committee is responsible for conducting an
annual review of Board effectiveness, the
composition of the Board, the operation and
performance of the Chair, the Board and its
Committees, and the effectiveness of Board
communications. The Senior Independent
Director, who is a member of the Nomination &
Corporate Governance Committee, is generally
delegated responsibility by the Nomination &
Corporate Governance Committee to lead the
evaluation process on its behalf. Periodically,
the evaluation is supported by an external
service provider, as was the case for the
evaluation being completed in respect of 2025.
Director Orientation and
Continuing Education
The Chair arranges a tailored and comprehensive
orientation program with each new non-
management Director. New non-management
Directors are provided with extensive briefing
materials on the Company and its operations, the
procedures relating to the Board and its
Committees and their duties and responsibilities
as Directors under legislation and regulations that
apply to the Company.
Non-management Directors regularly receive
copies of research and analyses conducted on
the Company and the building materials sector,
and receive relevant industry, economic and
geopolitical updates. Directors are provided
with regular training on compliance and ethics
matters, while updates in relation to other
relevant matters, for example, changes in
applicable corporate law, are provided from
time to time.
In addition, Board site visits are leveraged to
gain a detailed understanding of CRH’s
business model and strategy.
Shareholder Engagement
Engagement with our investors helps us better
understand their views regarding our financial
performance and oversight of strategy and risk.
CRH’s independent Chair reached out to
shareholders representing approximately 40%
of CRH’s Ordinary Shares outstanding leading
to engagement with shareholders representing
approximately 25.6% of CRH’s Ordinary
Shares outstanding, with the independent
Chair participating in many of these
engagements, during which he outlined the
Board’s priorities and perspectives, and shared
updates on a wide range of topics, including:
•The safety and well-being of our people;
•Capital allocation policies and priorities;
•The Board’s processes for overseeing
succession planning; and
•Board composition, and focus areas for
refreshment.
The feedback from these meetings was
provided to the Board and relevant
Committees.
In addition, CRH held an Investor Day on
September 30, 2025 at which we showcased
how our strategy positions us to deliver growth
for our shareholders.
Employee Engagement and
Organization Culture
The results from organizational health surveys
are reported to the Board and the Safety,
Environmental & Social Responsibility (SESR)
Committee, while reports on the operation of
CRH’s Hotline are reported to the Audit
Committee and the SESR Committee.
Executive Succession Planning
Long-term executive succession planning is an
ongoing focus for the Board. The senior executive
team and the full Board routinely consider
potential candidates for senior leadership
positions under a range of timelines and
readiness scenarios. For internal executives, this
includes the skills and expertise of the individuals
and their development programs to support them
in their career progression.
On January 1, 2025, Jim Mintern was appointed
Chief Executive Officer, and Alan Connolly
assumed the role of Interim Chief Financial
Officer. Nancy Buese was appointed to the role of
Chief Financial Officer on May 12, 2025.
For the Chief Financial Officer succession
process, the Board engaged Egon Zehnder, an
external search agency, to advise on and support
the implementation of a rigorous program,
involving consideration of both internal and
external candidates.
Executive Sessions
The independent non-management Directors
meet periodically in executive sessions at
scheduled Board meetings. They may also
have other special meetings throughout the
year. These executive sessions are designed to
promote candor and discussion of matters in a
setting that is independent of executive
Directors. The Chair leads each of these
executive sessions.

44
CRH PROXY STATEMENT 2026

Committees of the Board
The Board has established five Committees to
assist in the execution of its responsibilities:
•Acquisitions, Divestments & Finance;
•Audit;
•Compensation;
•Nomination & Corporate Governance; and
•Safety, Environment & Social Responsibility.
Ad hoc committees and sub-committees are
formed from time to time by the Board to deal
with specific matters.
The responsibilities of each of the Board’s
Committees, which are summarized below, are
set out in detail in their respective Charters,
current copies of which are available on the CRH
website, www.crh.com.
Acquisitions, Divestments & Finance Committee

Chair	Members	Primary Responsibilities
Richie Boucher	Richard Fearon Johan Karlström Shaun Kelly Jim Mintern Christina Verchere
•Considering and approving acquisitions and divestitures and large capital expenditure projects up to agreed limits;
•Keeping the Board advised on the financial (including taxation) implications of Board decisions in relation to acquisitions;
•Approving guarantees related to bank financing provided by CRH up to certain limits; and
•Assisting management, at their request, in considering financial or taxation aspects of CRH’s affairs.

Number of Meetings in 2025
The Committee met 4 times during 2025.
Audit Committee

Chair	Members	Primary Responsibilities
Shaun Kelly*
Caroline Dowling
Richard Fearon*
Badar Khan
Siobhán Talbot*
Christina Verchere
ALL INDEPENDENT
*The Board has
determined that these
individuals are “Audit
Committee Financial
Experts” under
relevant SEC rules

•Monitoring the integrity of CRH’s financial statements, its periodic filings under the U.S. Securities Exchange Act of 1934, as amended (the ‘Exchange Act’), its annual report and financial statements prepared in accordance with Irish company law, earnings releases, and any other formal announcements relating to its financial performance, reviewing, and reporting to the
Board on, significant financial reporting issues and judgments which they contain, having regard to the matters communicated to it by the auditor;
•Monitoring the audit of the financial statements;
•Reviewing and discussing CRH’s annual audited financial statements, quarterly financial statements and SEC filings that contain such financial statements with management and the independent auditor, including reviewing CRH’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its annual and quarterly periodic filings with the SEC;
•Reviewing and discussing with management, internal audit and the independent auditor the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;
•Overseeing the processes by which management assesses and manages the Company’s exposure to risk, and reviewing and discussing the Company’s significant enterprise risk exposures, including cyber and information security, and the steps management has taken to monitor, address and mitigate such exposures;
•Establishing and overseeing procedures for the handling of complaints or concerns received by the Company regarding accounting, internal accounting controls, auditing or reporting matters and other ethics and compliance matters including alleged violations of the Company’s Code of Business Conduct and the confidential, anonymous submission by employees of the
Company of concerns regarding questionable accounting, auditing or reporting matters
•Keeping under review the adequacy of the Company’s compliance function;
•Monitoring and reviewing the effectiveness of the internal audit function in the context of the Company’s overall risk management system;
•Reviewing the effectiveness of the audit process and the independence and objectivity of the external auditors;
•Developing and monitoring the policy on non-audit services to be provided by the external auditor; and
•Approving the compensation and terms of engagement of the external auditor.

Number of Meetings in 2025
The Committee met 8 times during 2025.

45
CRH PROXY STATEMENT 2026

Compensation Committee

Chair	Members	Primary Responsibilities
Lamar McKay	Richie Boucher Richard Fearon Shaun Kelly Mary K. Rhinehart Siobhán Talbot ALL INDEPENDENT
•Reviewing the Company’s overall executive compensation approach and philosophy and overseeing the development of the Company’s compensation policies and programs, taking into account all factors which it deems necessary to meet the current and future needs of the Company;
•Reviewing and making recommendations to the Board with respect to incentive compensation and equity-based plans, including whether to adopt, amend or terminate any such plans;
•Approving the design of, and determining the financial and non-financial targets for, any short-term performance-related compensation programs operated by the Company and approving the total annual payments made under such programs. The Committee shall additionally review the design of all long-term equity compensation plans for approval by the Board and shareholders, as applicable;
•Reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluating his performance in light of those goals and objectives, and determining and approving the Chief Executive
Officer’s compensation level;
•Reviewing and approving the annual compensation of the Company’s executive officers;
•Periodically reviewing the form and amounts of the compensation of the non-management Directors and recommending any changes to the Board;
•Reviewing and approving any share ownership guidelines for non-management Directors and the Company’s executive officers;
•Establishing the selection criteria, selecting, appointing and setting the terms of reference for any compensation consultants who advise the Committee, and for obtaining reliable, up-to-date information about compensation in other comparable companies, subject to consideration by the Committee of all factors relevant to that person’s independence from management to the extent required under the NYSE rules and listing standards;
•Preparing such reports and other disclosure as may be required by applicable law and regulation to be prepared by the
Committee, including disclosure required under Item 407(e)(5) of Regulation S-K and disclosure required to be prepared by the Committee for inclusion in the Company’s annual proxy statement, and, where relevant, shall make recommendations to the Board with respect to any compensation-related proposals to be considered at the AGM, including say-on-pay and any compensation-related shareholder proposals; and
•Reviewing any compensation recovery or recoupment policy applicable to the Chief Executive Officer and other executive officers.

Number of Meetings in 2025
The Committee met 6 times during 2025.
Nomination & Corporate Governance Committee

Chair	Members	Primary Responsibilities
Richie Boucher	Badar Khan Lamar McKay Gillian L. Platt Mary K. Rhinehart Siobhán Talbot ALL INDEPENDENT
•Identifying and recommending for the approval of the Board: (i) candidates to fill Board vacancies as and when they arise;
and (ii) Board nominees to stand for re-election as Directors at the annual general or, as applicable, special meeting of shareholders;
•Reviewing the independence of each Director and making recommendations to the Board regarding independence;
•Considering succession planning for Directors and senior executives;
•Keeping under review the leadership needs of CRH, both management and non-management, with a view to ensuring the continued ability of the Company to compete effectively in the marketplace;
•Approving the terms of reference for any external person or agency engaged to facilitate the evaluation of Board performance and overseeing the annual performance evaluation process of Company management and of the Board, including its Committees;
•Developing, and recommending to the Board, corporate governance guidelines applicable or appropriate to CRH and keeping under review corporate governance developments (including ethics-related matters);
•Through the Chair of the Board or through the Chair of the Committee, ensuring that the Company maintains contact as appropriate with its principal shareholders about corporate governance matters;
•Reviewing the disclosures and statements made in any reports to shareholders on corporate governance contained in
CRH’s regulatory disclosures; and
•Reviewing and determining whether to approve any proposed transaction or ratify any transaction involving CRH and a related person which would be required to be disclosed under the rules of the SEC.

Number of Meetings in 2025
The Committee met 5 times during 2025.

46
CRH PROXY STATEMENT 2026

Safety, Environment & Social Responsibility Committee

Chair	Members	Primary Responsibilities
Mary K. Rhinehart	Caroline Dowling Johan Karlström Lamar McKay Jim Mintern Gillian L. Platt
•Overseeing and monitoring compliance with policies and procedures relating to employee health and safety, the environment and social responsibility;
•Monitoring performance against key safety performance indicators and considering the findings resulting from audits of safety performance across the Company;
•Considering the outcome of investigations from significant safety incidents and monitoring the implementation of any recommendations or corrective actions resulting from key findings;
•Reviewing and approving environmental and climate-related goals aligned with the Company’s strategy and objectives, as well as applicable legal or regulatory requirements;
•Monitoring progress in relation to the Company’s sustainability initiatives;
•Monitoring the progress of initiatives in the area of engagement and inclusion programs; and
•Reviewing and approving any reports on Safety, Environment and Social Responsibility in public documents such as the
Sustainability Performance Report.

Number of Meetings in 2025
The Committee met 4 times during 2025.

47
CRH PROXY STATEMENT 2026

Risk Oversight
Our Enterprise Risk Management (‘ERM’)
framework and processes enable the
consistent identification, assessment and
management of our main threats and
opportunities. Our ERM framework is
embedded across our business and helps
inform our people to assist them to take the
right risks for the right rewards in line with
CRH's appetite for risk.
The Board has delegated responsibility for
monitoring the effectiveness of the Company’s
risk management and internal control systems to
the Audit Committee.
Our leaders promote a risk-aware culture and
the adoption of recognized leading practices to
ensure robust risk management across CRH.
They are supported by a global community of
risk champions spanning all CRH functions and
operating companies, focused on promoting
more informed, more agile decision-making.
CRH's ERM team conducts a thorough bi-
annual risk assessment process, covering all
CRH functions and operating companies, with
senior leaders and their management teams.
To help ensure the quality and consistency of
our risk information, the CRH risk team has
undertaken an extensive program of
workshops, facilitating more than 60 sessions
during 2025.

Risk Governance Framework

Board of Directors
Ultimately responsible for strategy, risk and governance across CRH. Sets the risk appetite and ensures risks are being managed within appetite. Delegates responsibility to the Audit Committee.

SESR Committee
Responsible for monitoring
developments related to sustainability
risks including safety, health,
environment, climate and social
performance, and providing strategic
direction, oversight and risk assurance.

Audit Committee
Responsible for monitoring and
assessing the Company’s risk
management and internal control
systems. Receives regular updates on
risk management strategies, mitigation
and action plans. A key area of
responsibility and focus of the
Committee each year is to monitor
the financial reporting process.
Other CRH Committees Committees include: Acquisitions, Divestments & Finance; Compensation; and Nomination & Corporate Governance.

Global Leadership Team
Responsible for setting strategy, pursuing performance delivery and progressing our ambitious sustainability agenda. Delegates responsibility for risk strategy, oversight and governance to the Risk Committee.

Risk Committee
Responsible for setting risk strategy and overseeing our
governance model and how we identify, assess and manage the
principal and emerging global risks the Company encounters in the pursuit of our strategic objectives.

Other Leadership Councils
Responsible for overseeing aspects of strategy, policy, targets and objectives related to a particular priority area for the
Company, such as health and safety, climate and information
security

Regional Leadership Responsible for identifying and managing divisional risks, ensuring risk management frameworks are operating effectively and capturing upside of risk, where possible.		Risk Champion Network Embedded across businesses, functions and divisions. Responsible for integration of risk management frameworks, regular reporting of risks and sharing best practice mitigation.

First Line of Defense Operating company/business leaders are responsible for risk identification, management and ensuring that the control environment is robust.	Second Line of Defense CRH has various oversight functions which are responsible for providing subject matter expertise, defining standards and ensuring adherence.	Third Line of Defense CRH Internal Audit provides independent assurance over the control environment on a continuous basis.

48
CRH PROXY STATEMENT 2026

Sustainability Oversight
Board Oversight
Sustainability, including addressing the impact
of climate change, is embedded in CRH’s
strategy and an important enabler of our
leading performance model. The Board
recognizes the importance of addressing the
challenges of climate change and believes that
the Company is well placed to provide value-
driven solutions in the areas of water,
circularity and decarbonization, where CRH’s
connected portfolio of essential materials,
infrastructure products and value-added
services positions us to capture further value
and accelerate growth. Climate change and
sustainability are frequent discussion topics at
Board and Committee meetings, with the
Board and its Committees discussing various
aspects of CRH’s climate strategy, including
the linkage between CRH’s compensation
policies and practices and CRH’s sustainability
(and climate-related) objectives, stakeholder
expectations, the regulatory environment and
CRH’s carbon emissions reduction targets
throughout the year. Mitigating and managing
the impact of climate change presents
opportunities and challenges for both CRH and
our customers. These opportunities and
challenges form an integral part of discussions
on CRH’s strategy and business model, capital
allocation, risk management and sustainability
performance.
The SESR Committee, to which the Board has
delegated primary responsibility for monitoring
developments related to sustainability,
including climate, and providing strategic
direction, oversight and support to the Board
on these important topics, meets every
quarter. The Board monitors and oversees
progress against climate-related targets and
goals through detailed reports of discussions
and recommendations which are presented to
it by the SESR Committee following the
conclusion of each Committee meeting.
Management Responsibility
The Chief Executive Officer is responsible for
the operational and profit performance of the
Company and is accountable to the Board for
all authority delegated to executive
management. The Chief Executive Officer
executes strategy agreed with the Board and
regularly reports to the Board on the progress
and performance of CRH, including in relation
to climate-related matters. The Chief Executive
Officer is supported by the Global Leadership
Team, which is responsible for implementing
strategy, pursuing performance delivery and
progressing the Company’s sustainability and
climate-related agenda. Responsibility for
formulating and executing our climate strategy
sits with the Chief Operating Officer. The
Global Leadership Team receives support from
various executive-level committees and other
working groups and functions on sustainability
and climate-related issues. For more
information on CRH's organizational structure,
including how responsibilities feed through
each level, please see our Risk Governance
Framework on page 47.
Code of Business Conduct
The foundation of the CRH Compliance
Program is the Code of Business Conduct
(CoBC) and supporting policies, which set out
our standards of legal, honest and ethical
behavior. The CoBC also promotes compliance
with all applicable bribery & corruption laws
and all relevant SEC rules and regulations,
including disclosure requirements. The CoBC
is applicable to all employees of the Company,
including the Chief Executive Officer, our
Global Leadership Team and senior financial
officers. An electronic copy of the CoBC is
available on our website, www.crh.com.
CRH Hotline
CRH is committed to creating an atmosphere
where employees feel empowered and
comfortable to speak up when they have good
faith concerns. CRH has a Speak Up Policy,
which is available on our website in the relevant
languages of our operating companies. Our
Speak Up Policy outlines CRH’s commitment to
providing various ways to speak up, handling
those reports appropriately and confidentially and
treating all reporters with fairness and respect.
The Speak Up Policy also affirms our zero-
tolerance approach to retaliation or any form of
penalization for reporting good faith concerns.
CRH engages an external service provider to
administer an independent 24/7 multi-lingual
confidential “Hotline” facility that allows reporters
to make an anonymous report. CRH is committed
to supporting all persons, including current,
former and potential employees, customers,
independent contractors, suppliers and/or other
external stakeholders to raise good faith concerns
that may be relevant to the CoBC, inappropriate
or illegal behavior or violations of any CRH
policies or local laws. All concerns are handled
and investigated appropriately with suitable
actions taken based on investigation findings.
Both the Audit Committee and the SESR
Committee receive regular updates from Legal
and Compliance on the key insights gained from
the assessment of issues being raised via the
Hotline as well as the responses to, and actions
taken as a consequence of, issues being
reported.
Shareholder Communications
with the Board
Shareholders or interested parties desiring to
communicate directly with the Board as a
whole or with any individual Director (including
the Chair) may do so in writing addressed to
the intended recipient or recipients, c/o
Company Secretary, 42 Fitzwilliam Square,
Dublin 2, D02 R279, Ireland. The Office of the
Company Secretary reviews all such
communications and refers relevant
correspondence directly to a Director or the
Board following discussion with the Chair, as
appropriate.

49
CRH PROXY STATEMENT 2026

Compensation Discussion
& Analysis (CD&A)
Compensation Committee Report
The Compensation Committee has reviewed
and discussed this CD&A with management.
Based on its review and discussion with
management, the Compensation Committee
recommended to the Board that the CD&A
section be included in this Proxy Statement
and incorporated by reference into the 2025
Annual Report.
Submitted by the Compensation
Committee of the Board.
Lamar McKay (Chair)
Richie Boucher
Richard Fearon
Shaun Kelly
Mary K. Rhinehart
Siobhán Talbot

50
CRH PROXY STATEMENT 2026

Compensation
Discussion & Analysis

51
CRH PROXY STATEMENT 2026

Introduction
The CD&A describes:
•the Company’s executive compensation
philosophy and programs;
•how our compensation programs support
our long-term strategy and the long-term
interests of our shareholders;
•the Compensation Committee’s decision-
making processes; and
•information about the material elements of
compensation that are paid, awarded to, or
earned by our “Named Executive
Officers” (‘NEOs’).
Our NEOs consist of our Chief Executive
Officer, our Chief Financial Officer, our former
interim Chief Financial Officer, and the three
other most highly compensated executive
officers. Our NEOs for 2025 were:
As announced in September 2024, Jim Mintern
succeeded Albert Manifold as Chief Executive
Officer effective January 1, 2025. Alan Connolly
was appointed Interim Chief Financial Officer
following Mr. Mintern’s appointment as Chief
Executive Officer and served as Interim Chief
Financial Officer from January 1, 2025 to May 11,
2025, following which Mr. Connolly returned to his
previous role as Director of Strategic Finance. Ms.
Buese was subsequently appointed Chief
Financial Officer effective as of May 12, 2025.

Jim Mintern
Chief Executive Officer & Executive Director

Nancy Buese
Chief Financial Officer

Randy Lake
Chief Operating Officer

Peter Buckley
President, International Division

Nathan Creech
President, Americas Division

52
CRH PROXY STATEMENT 2026

A Message from the Compensation Committee
Company performance and incentive
outcomes are strongly aligned
Dear Shareholder,
2025 represented another record year for CRH, with our superior strategy, connected portfolio and leading performance continuing to deliver higher revenues, profits and margins. This was also reflected in our share price.
As members of the Compensation Committee
(the ‘Compensation Committee’ or, for the
purposes of the CD&A, the ‘Committee’) we
believe maintaining a compensation program
that aligns execution of CRH’s strategic goals
with shareholder value creation and
emphasizing a pay-for-performance
philosophy is a core component of CRH’s
continued success. Attracting, retaining and
motivating highly talented executives also
continues to be a key focus.
To support the Company in achieving these
aims, the Committee implemented an updated
compensation framework during 2025, which
is summarized on page 57 (the ‘2025
Compensation Framework’).
The Committee took a thoughtful approach to
designing and implementing this new program
considering relevant factors, including,
maintaining our emphasis on setting rigorous
goals and rewarding strong performance;
addressing the competitive pay differential
between CRH and the U.S. market and our
primary performance peers; supporting
executive transitions; retention in a competitive
talent market; and investor perspectives.
Recognizing Strong Performance
Outcomes for 2025
Incentive outcomes for 2025 under the 2025
Annual Incentive Plan based on the 2025
Compensation Framework and 2023
Performance Share Plan awards reflect a
strong performance against the rigorous
performance targets set by the Committee
and CRH’s continuing delivery of higher
revenues, profits and margins, driven by our
superior strategy and connected portfolio.
Executing Key Leadership
Transitions
Jim Mintern was appointed Chief Executive
Officer effective January 1, 2025. Mr.
Mintern’s compensation as Chief Executive
Officer appropriately incentivizes him to lead
CRH through its next chapter.
Nancy Buese succeeded Jim Mintern as Chief
Financial Officer effective May 12, 2025. Her
compensation package is summarized on
page 54.
Prior to Nancy's appointment, Alan Connolly
acted as Interim Chief Financial Officer. The
Board very much appreciates Alan's work
during this period.
Engaging with our Shareholders
CRH’s Board, including the members of this
Committee, maintains a proactive approach to
shareholder engagement, enabling us to better
understand investor perspectives and ensure
their feedback is appropriately considered in
CRH’s compensation program and other
practices.
We value engagement with our shareholders
on topics such as CRH's evolving pay
practices, the alignment with U.S. market and
peer standards, anticipated changes to the
compensation and relative performance peer
groups, and the Committee’s approach to
target-setting and metric selection in our
annual and long-term incentive plans. We very
much appreciate the support of shareholders,
reflected in the very strong votes in favor of
the 2025 Equity Incentive Plan and our ‘Say-
on-Pay’ vote at the 2025 AGM.
Conclusion
2025 was another year of strong performance
and value creation for shareholders, driven by
the efforts of all of our employees and the
exceptional leadership of Jim Mintern, our
Chief Executive Officer, and his senior
executive team. The compensation outcomes
for the executives reflect significant
performance against the rigorous targets
during the year. Thank you for your continued
support and engagement.
Lamar McKay (Chair)
Richie Boucher
Richard Fearon
Shaun Kelly
Mary K. Rhinehart
Siobhán Talbot
          , 2026

53
CRH PROXY STATEMENT 2026

  Executive Summary
2025 Performance Highlights
Revenues
$37.4B
+5%
(2024: $35.6B)
(2023: $34.9B)
Net Income
$3.8B
+8%
(2024: $3.5B)
(2023: $3.1B)
Adjusted EBITDA*
$7.7B
+11%
(2024: $6.9B)
(2023: $6.2B)
Dividend per share
$1.48
+6%
(2024: $1.40)
(2023: $1.33)
Diluted EPS
$5.51
+10%
(2024: $5.02)
(2023: $4.33)
CRH delivered another strong year of
performance in 2025, with Net income 8%
ahead of 2024 at $3.8 billion (2024: $3.5
billion) and Adjusted EBITDA* of $7.7 billion
(2024: $6.9 billion) 11% ahead. CRH's Diluted
EPS was 10% higher than 2024 at $5.51
(2024: $5.02). In addition, CRH’s share price
grew 35% from $92.52 per share on December
31, 2024 to $124.80 per share on December
31, 2025. CRH’s superior strategy, connected
portfolio and leading performance supported
this record outcome, while CRH’s strong cash
generation and disciplined approach to capital
allocation provides further opportunities to
create value for all of its shareholders.
The total dividend per share for 2025 was
increased by approximately 6%. As part of our
ongoing share buyback program, we
repurchased approximately 11.7 million
Ordinary Shares in 2025 (2024: 15.9 million) for
a total consideration of $1.2 billion (2024: $1.3
billion). On November 5, 2025, the Company
commenced a further tranche of $0.3 billion
which completed on February 17, 2026 and
the Board has extended the program with an
additional $0.3 billion tranche to be completed
no later than April 28, 2026. We will continue
to assess our share buyback program
throughout 2026, with further updates
throughout the year. The increase in our
dividend and continuation of our share
buyback program in 2025 demonstrates our
confidence in the outlook for our business and
our continued strong cash generation.
Summary of 2025
Compensation Outcomes
The Committee's approach to compensation
and the metrics used in the compensation
program to incentivize management reflect
CRH’s focus on continuous business
improvement, strong cash generation, efficient
and disciplined capital allocation, and support
the long-term performance of the Company, as
further summarized on page 57. A summary of
2025 compensation for our NEOs is set out on
pages 67 to 68.
Base Salary
Mr. Mintern’s base salary was increased by
75% to reflect his new role as Chief Executive
Officer, Ms. Buese did not receive any base
salary increase because she joined CRH in
2025, Mr. Buckley’s base salary increased by
23% to reflect the appointment to his current
role, and each of Messrs. Lake and Creech
received a salary increase of 4% in recognition
of their continued strong performance,
contribution and leadership of CRH.
2025 Annual Incentive Plan
Reflecting CRH’s strong performance in 2025
underpinned by our customer-centric strategy,
the financial metrics for the Annual Incentive
Plan (Diluted EPS, Cash Flow and Return on
Net Assets (‘RONA’)), were achieved at a level
of 135% of target. The Committee also
assessed that the performance of the NEOs
against their individual performance objectives,
accounting for 20% of their potential
opportunity under the Annual Incentive Plan,
was at a level which warranted a payout of
150% of target (see pages 59 to 60 for more
details). The combined outcome for the 2025
Annual Incentive Plan was a payout level of
138% of target.
2023 Performance Share Plan Award
The Performance Share Plan (‘PSP’) awards
made in 2023 were subject to performance
over the three-year period to December 31,
2025 (the 2023 award for Mr. Mintern is
assessed using the same performance period,
but does not vest until February 2028) and
have been assessed against the Cash Flow,
RONA, Relative Total Shareholder Return
(‘TSR’) and Sustainability Scorecard measures
set by the Committee in 2023.
The Committee is satisfied that the 98.75%
vesting of the award is appropriate and that
the value of these awards attributed to the
increase in share price over the period is due
to the Company’s underlying performance.
Note:
*Represents a non-GAAP financial measure.
See the discussion within 'Reconciliation of
Non-GAAP Figures' in Annex A for a definition
and reconciliation to the most directly
comparable GAAP measure.

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CRH PROXY STATEMENT 2026

Overall Incentive Outcome
The Committee is satisfied that there is a very strong alignment between the incentive outcomes outlined above for 2025, which were based on significant performance against the rigorous performance targets set by the Committee, and the performance of CRH. The Committee also took into account a number of factors, including feedback from other committees in relation to matters such as safety performance and culture, whether any extraneous factors outside the control of management had unduly influenced the outcome, and progress in relation to strategic objectives not captured by the financial measures used for compensation purposes. Based on this review, the Committee determined that no adjustment to incentive outcomes in respect of any of these matters was necessary.

2025 Compensation Snapshot
	Fixed	Performance-related Variable Compensation
NEO	Salary ($) (i)	Annual Incentive Plan (% of Target) (ii)	2023 PSP Award (% of Max) (iii)
Jim Mintern, Chief Executive Officer	1,750,000	138.00%	98.75%
Nancy Buese, Chief Financial Officer (iv)	1,000,000	138.00%	—
Randy Lake, Chief Operating Officer	1,578,000	138.00%	98.75%
Peter Buckley, President, International Division	1,042,455	138.00%	98.75%
Nathan Creech, President, Americas Division (v)	1,213,000	138.00%	98.75%
Alan Connolly, Former Interim Chief Financial Officer (vi)	597,720	138.00%	98.75%
Notes:
(i)The salaries for Mr. Buckley and Mr. Connolly for 2025 were set and paid in euro and have been converted to U.S. Dollars using the average Bloomberg composite rate for 2025.
(ii)The Annual Incentive Plan outcome for 2025 reflects target performance outcomes as measured under the 2025 Compensation Framework.
(iii)The 2023 PSP Award outcome for 2025 reflects maximum rather than target performance outcomes determined in accordance with the compensation policy approved by shareholders at the 2022 AGM and which expired at the end of 2024 (the ‘2022 Policy’).
(iv)Ms. Buese joined CRH and was appointed Chief Financial Officer effective May 12, 2025. In connection with her appointment, Ms. Buese received a one-time cash bonus of $1,000,000 and a one-time RSU grant with a grant date fair value equal to $2,000,000, vesting 50% in 2026 and 50% in 2027, subject to continued
employment.
(v)In connection with his support of the leadership transition and his continued efforts to drive performance and growth in the Americas, Mr. Creech received a one-time
RSU grant with a grant date fair value equal to $3,000,000, which will vest 100% in 2028, subject to continued employment.
(vi)Mr. Connolly served as Interim Chief Financial Officer from January 1, 2025 through May 11, 2025. In June 2025, for his service as Interim Chief Financial Officer, Mr.
Connolly received a one-time cash bonus of $200,000, to reflect market pay for the period of time Mr. Connolly held the Interim Chief Financial Officer role, and a one-
time RSU grant with a grant date fair value equal to $300,000, vesting 50% in 2026 and 50% in 2027 to recognize the support for transition of the role to Ms. Buese and is subject to continued employment.
Shareholder Engagement
We believe that it is important to maintain an open dialogue, and engage regularly, with shareholders on all aspects of our compensation program.
This includes engagement both before and, where relevant, after votes on compensation at AGMs to understand shareholders’ perspectives on our policies and practices.
This dialogue helps inform our decision-making considerations, which has been helpful as we align our program to U.S. market practices.
“Say-on-Pay” Results
CRH’s practice, which was approved by our shareholders at the 2025 AGM, is to conduct the advisory vote on “Say-on-Pay” annually. The table below summarizes the advisory vote on the “Say-on-Pay” resolution at the 2025 AGM in relation to the compensation paid to the NEOs of CRH. The
Say-on-Pay resolution is non-binding, but the Board and the Committee carefully considers the outcome of the advisory vote when making future compensation decisions.

Compensation-related Votes
	Year of AGM	% in Favor	% Against	% of Issued Ordinary Shares Voted
Compensation of NEOs	2025	94.57%	5.43%	74.06%

55
CRH PROXY STATEMENT 2026

Executive Compensation Philosophy and Objectives
We strive to create an executive compensation program that is fair, responsible and competitive, while attracting and retaining executives of the caliber necessary for CRH to compete in all of its markets.
Compensation Principles
Our executive compensation programs are designed to align the interests of our NEOs with our shareholders, underpinned by the following core principles:

Core Principles of our Compensation Arrangements

Alignment with Business Strategy
•Reward and motivate executives to perform in the long-term interests of shareholders;
•Foster entrepreneurship within the Company by rewarding the creation of shareholder value through organic and acquisitive growth;
•Provide a blend of fixed and variable compensation and short- and long-term incentives linked to the delivery of key business goals over the short- and long-term which are critical for the execution of the Company’s strategy; and
•Reflect the risk policies and appetite of the Company.

Consistency and Oversight
•Ensure that compensation structure remains consistent across the Company, given CRH's international footprint, with the Committee overseeing compensation policy across CRH; and
•Manage any conflicts of interest by having the Committee approve the compensation of the Chief Executive Officer and the executive officers and set the compensation for the non-management Directors within the limits approved by shareholders.

Pay for Performance
•Drive performance and link reward to the responsibilities and individual contribution of executives;
•Ensure that there is appropriate alignment between pay and performance by delivering a significant amount of total compensation through variable short- and long-term incentives linked to the delivery of key business objectives; and
•Ensure that total compensation is more variable (and, in particular, weighted towards long-term performance) for roles with greater levels of responsibility.

Shareholder Alignment
•Ensure the alignment of executive and shareholders’ interests through share-based incentive awards linked to the delivery of key strategic objectives and the creation of shareholder value. Our NEOs are also subject to share ownership guidelines.

Market Pay Competitiveness
•Ensure that compensation is market competitive, with regard to the size and complexity of CRH and the markets in which we operate, enabling the Company to recruit and retain talented executives, including establishing a new executive compensation peer group, which was developed in line with U.S. market best practice and was used to benchmark executive pay levels. The peer group, which was updated for 2025, is detailed on pages 63 to 64.

56
CRH PROXY STATEMENT 2026

Strong Compensation Governance (What We Do/What We Don’t Do)
Our compensation programs incorporate best practices that we believe drive performance, while mitigating risk and aligning the interests of our executives with those of our shareholders. The table below highlights the key features of our compensation practices.

Compensation Governance
What We Do

✔	Tie pay to performance by ensuring that a significant portion of NEO compensation is variable and performance-based
✔	Set challenging financial targets for incentive awards taking into consideration our business strategy, operating goals and the macro-environment
✔	Apply a market-based approach for determining target compensation
✔	Utilize performance-based awards as a primary element of our long-term incentives
✔	Require substantial share ownership under our share ownership guidelines for NEOs and non-management Directors
✔	Engage in risk mitigation by including balanced performance metrics in our compensation programs, clawback provisions and oversight to identify risk
✔	Prohibit transactions by our Directors and executive officers intended to hedge or offset the market value of CRH shares owned by them or pledging shares
✔	Maintain a robust clawback policy providing for the right to cancel or recoup incentive compensation in the event of financial restatements
✔	Engage in ongoing dialogue with shareholders related to executive compensation matters and consider the feedback received

What We Don’t Do
No excessive benefits or perquisites
No repricing of stock options or awards without shareholder approval

No excessive change of control benefits. Our NEOs’ compensatory arrangements do not provide for:
•automatic “single-trigger” vesting on long-term incentive awards;
•enhanced cash severance or similar change of control benefits, other than reasonable enhancements for our Chief Executive Officer and our new Chief
Financial Officer; or
•tax gross-ups (other than for certain Consolidated Omnibus Budget Reconciliation Act (COBRA) costs)

No resetting of financial targets established at the beginning of a performance period, other than adjustments to preserve the value of the incentive
No guaranteed bonuses or uncapped incentive award opportunities for NEOs
No payment of dividends or dividend equivalents on equity awards unless and until underlying awards vest

57
CRH PROXY STATEMENT 2026

2025 Overview of Pay Elements and Alignment to Strategy
The following table summarizes the key compensation elements of our NEOs in 2025. A significant portion of the NEOs’ compensation is linked to the delivery of key business goals over the short- and long-term which are critical to the execution of the Company’s strategy and the creation of shareholder value. In particular, in light of the criticality of Cash Flow and RONA to our Company’s strategy, we measure and incentivize the achievement of these metrics both annually and on a long-term basis through our annual bonus and equity incentive plans.
Each element of the NEOs’ packages is described in detail in the section titled “How Compensation Was Determined for 2025” on page 59.

Pay Element	Delivery	Purpose	2025 Performance Measures	Further Details/Alignment with Strategy
Fixed
Base Salary	Cash, fixed amount paid on a monthly basis	Market competitive salary helps to attract and retain key talent	_	Reviewed annually in light of individual performance, level of responsibility, knowledge and experience, competitive market compensation practice, and pay levels elsewhere in the Company
Variable (At Risk)
Annual Incentive Plan	Cash-based awards based on achievement of selected performance metrics
Reward the creation of
shareholder value through
operational excellence and
organic and acquisitive
growth. The Annual
Incentive Plan incentivizes
NEOs to deliver Company
and individual goals
that support long-term
value creation
			Operating Cash Flow (30%)	Operating Cash Flow is a measure of CRH’s ability to generate cash to fund organic and acquisitive growth and provide returns to our shareholders via dividends and share buybacks
			EPS (30%)	EPS is a measure of underlying profitability
			RONA (20%)	RONA is a measure of CRH's ability to create value through excellence in operational performance
			Sustainability/Strategic Measures (20%)	Sustainability/strategic measures enable a focus on specific factors aligned with CRH's short- and medium-term strategic objectives that promote long-term success

2025 Equity Incentive Plan - RSUs	Equity-based awards (totaling 40% of annual award under the 2025 Equity Incentive Plan) with three-year ratable vesting	Market competitive award helps to encourage retention	_	Reviewed annually in light of individual performance, level of responsibility, knowledge and experience, competitive market compensation practice, and pay levels elsewhere in the Company
2025 Equity Incentive Plan - PSUs	Equity-based awards (totaling 60% of annual award under the 2025 Equity Incentive Plan) with three-year cliff vesting based on achievement of selected performance metrics
Align the interests of key
management across
different businesses and
regions with those of
shareholders through an
interest in CRH shares
and by incentivizing
the achievement of long-
term performance goals
			Cash Flow (50%)	Cash flow is a measure of CRH’s ability to generate cash to fund organic and acquisitive growth and provide returns to our shareholders via dividends and share buybacks
			RONA (25%)	RONA is a measure of CRH's ability to create value through excellence in operational performance
			Relative TSR (25%)	TSR is a measure of shareholder return on investment in CRH and is measured relative to our peers

58
CRH PROXY STATEMENT 2026

The Role of Individual Performance
Individual performance informs the decision-making in relation to NEO base salaries, as well as the outcome of that element of the annual bonus linked to the achievement of strategic objectives. The Committee considered the following achievements and accomplishments of the NEOs in 2025:

Individual Performance
Name	Position	Achievements/Accomplishments in 2025

Jim Mintern	Chief Executive Officer and Executive Director
•Led the evolution of CRH’s strategy while delivering strong results, including ensuring that CRH met all necessary criteria for S&P 500 inclusion;
•Strong delivery of connected portfolio across all businesses creating incremental value including investment and acceleration of innovation and technology;
•Supported continuous performance improvement by embedding a culture of operational excellence, accelerating innovation and technology initiatives and delivered sustainable growth; and
•Strengthened organizational capacity through deep talent pipelines, effective succession planning, and key leadership transitions, supported by a culture of safety, engagement, and growth.

Nancy Buese	Chief Financial Officer
•Supported and enabled the development of a growth mindset and driving performance to achieve sustainable growth and increased value for shareholders; and
•Worked closely with colleagues to support the processes for succession and development while supporting a culture of safety, engagement and growth.

Randy Lake Peter Buckley Nathan Creech	Chief Operating Officer President, International Division President, Americas Division
•Strong delivery of connected portfolio across all businesses creating incremental value including aligning cross-functional teams while improving customer experience;
•Championed CRH’s continuous performance improvement, accelerating innovation and technology initiatives that contributed to sustainable growth and enhanced shareholder value; and
•Strengthened organizational capacity through deep talent pipelines, effective succession planning, and smooth leadership transitions, supported by a culture of safety, engagement, and growth — achieving higher retention and leadership readiness across CRH.

59
CRH PROXY STATEMENT 2026

How Compensation Was Determined for 2025
Base Salary
Base salaries of the NEOs are set taking into account:
•the scope of the NEO’s role and responsibilities;
•the individual’s skills, experience and performance;
•salary levels at the 2025 Compensation Peer Group; and
•pay and conditions elsewhere in the Company.
Base salary is normally reviewed annually with changes generally effective on January 1, although the Board or the Committee may make an out-of-
cycle increase if considered to be appropriate.
Mr. Mintern’s base salary was increased 75% to reflect his new role as Chief Executive Officer, Ms. Buese did not receive any base salary increase as she joined CRH in 2025, Mr. Buckley’s base salary was increased by 23% to reflect his appointment as President, International Division, and each of
Messrs. Lake and Creech received a base salary increase of 4% in recognition of their continued strong performance, contribution and leadership of
CRH. Details of Mr. Connolly’s compensation, who served as Interim Chief Financial Officer from January 1, 2025 to May 11, 2025 are set out on page 54.
The following table outlines the annual base salary of the NEOs in 2025 and 2024, as well as the year-over-year percentage increase in base salary.

Year-over-year change in base salary
Name	Position	2025 Salary ($)	2024 Salary ($)	Percentage Increase
Jim Mintern	Chief Executive Officer	1,750,000	1,000,219 (i)	75%
Nancy Buese	Chief Financial Officer	1,000,000	—	—
Randy Lake	Chief Operating Officer	1,578,000	1,521,520	4%
Peter Buckley	President, International Division	1,042,455 (i)	876,244 (i)	23%
Nathan Creech	President, Americas Division	1,213,000	1,170,000	4%
Note:
(i)The salary for Mr. Mintern was similarly set and paid in euro in 2024 and has been converted to U.S. Dollars using the average Bloomberg composite rate for 2024. The salary for Mr. Buckley was set and paid in euro and has been converted to U.S. Dollars using the average Bloomberg composite rate for the applicable year.
Annual Incentive Plan
CRH’s Annual Incentive Plan is designed to reward the creation of shareholder value through operational excellence and organic and acquisitive growth. The plan incentivizes the NEOs to deliver Company and individual goals that support long-term value creation.
At the beginning of each year, the Committee determines the threshold, target and maximum bonus payable for each NEO, together with the applicable performance metrics.
CRH’s Annual Incentive Plan for 2025 was based on a combination of financial targets and sustainability/strategic measures. The metrics for target payout, which is up to a maximum of 100% of the total annual bonus opportunity, are based on targets extracted from the 2025 budget set by the
Board in respect of each metric. The threshold level for bonus payouts in 2025 was for the achievement of 50% of target, whereas maximum payout is achieved for stretch performance of 200% of target. The relative weighting of the components of 2025 is set out on page 60.
When setting the targets for the Annual Incentive Plan, the Committee makes certain assumptions with respect to the year ahead and also compares the proposed targets to the outcomes for the previous year to ensure that the targets are sufficiently rigorous. The metrics in the plan are influenced by the economic cycle and other factors, such as ongoing portfolio management, government infrastructure spending programs and items outside of management's control which may not continue into the next financial year.
When reviewing performance against the Annual Incentive Plan, the Committee ensures that appropriate adjustments are applied to the financial targets to reflect significant development activity and actual exchange rates.
The financial targets for the 2025 Annual Incentive Plan, which represent 80% of the potential bonus opportunity, were set in early 2025.
Reflecting the strong performance in 2025 underpinned by CRH’s customer-centric strategy, the financial metrics for the Annual Incentive Plan, which accounted for 80% of the overall opportunity, were achieved at a level of 135% of target. The Committee assessed that the performance of the NEOs against their individual non-financial objectives, accounting for 20% of their potential opportunity under the Annual Incentive Plan, was at a level which warranted a payout of 150% of target. The combined payout level was, therefore, 138% of target.
In determining this outcome, the Committee also took into account a number of factors, including, feedback from other Committees in relation to matters such as safety performance and culture, whether any extraneous factors outside the control of management had unduly influenced the outcome, progress in relation to strategic objectives not captured by the financial measures used for compensation purposes, and the experience of key stakeholder groups (including employees). Based on this review, the Committee determined that no adjustment to incentive outcomes in respect of any of these matters was necessary.

60
CRH PROXY STATEMENT 2026

2025 Annual Incentive Plan – Targets & Achievement
		2025 Targets – Performance needed for payout at (i) (ii)
Measure	Weighting (% of total bonus)	Threshold	Target	Maximum	2025 Performance Achieved (iii)	Percentage of Target Awarded
Operating Cash Flow (iii)	30%	$3.62B	$4.26B	$4.77B	$4.67B	181%
Diluted EPS (iii)	30%	$4.63	$5.45	$6.10	$5.57	119%
RONA (iii)	20%	12.4%	14.4%	15.9%	14.1%	92%
Sustainability/Strategic	20%				See page 58	150%
Total	100%					138%
Notes:
(i)50% is earned at threshold, 100% at target and 200% at maximum, with a straight-line payout schedule between these points.
(ii)Targets have been adjusted to reflect significant development activity and actual exchange rates.
(iii)For the purposes of the Annual Incentive Plan, the Diluted EPS outcome in the table above aligns with Diluted EPS Pre-Impairment, a non-GAAP metric disclosed in the
2025 Annual Report. The Operating Cash Flow outcome in the table above differs from that disclosed in the 2025 Annual Report as the outcome achieved for 2025 is calculated by making the following adjustments to Adjusted EBITDA, a non-GAAP metric disclosed in this Proxy Statement and the 2025 Annual Report: deducting cash outflows on the purchases of property, plant and equipment, and intangibles; adding proceeds from disposal of long-lived assets; and adjusting for movement in trade working capital and gains/losses on disposal of long-lived assets. RONA is not disclosed elsewhere in this Proxy Statement or the 2025 Annual Report. RONA is an internal, pre‑finance, pre‑tax and pre‑impairment measure used by management to assess asset efficiency across CRH’s segments. RONA is calculated as operating income (excluding non‑cash impairment losses) divided by average net assets, defined as total assets less total liabilities, excluding equity‑accounted investments, interest receivable and payable, deferred and contingent consideration, Net Debt (a non-GAAP metric disclosed in the 2025 Annual Report), and tax‑related assets and liabilities. Average net assets are based on the trailing average of closing balances for the applicable period to reflect seasonality and timing of development activity.
The table below outlines the target bonus opportunity, the maximum bonus payable under the Annual Incentive Plan and the actual bonus paid to each NEO based on 2025 company and individual performance.

2025 Annual Incentive Plan – Payout
Name		Base Salary (i) ($)	Target Bonus % of Salary	Target Bonus Amount ($)	Maximum Potential Bonus ($)	Actual Bonus Earned Based on 2025 Performance (ii) ($)
	Position
Jim Mintern	Chief Executive Officer	1,750,000	150.0%	2,625,000	5,250,000	3,622,500
Nancy Buese	Chief Financial Officer	1,000,000	110.0%	1,100,000 (ii)	2,200,000 (ii)	973,184 (ii)
Randy Lake	Chief Operating Officer	1,578,000	125.0%	1,972,500	3,945,000	2,722,050
Peter Buckley	President, International Division	1,042,455	110.0%	1,146,701	2,293,401	1,582,447
Nathan Creech	President, Americas Division	1,213,000	110.0%	1,334,300	2,668,600	1,841,334
Alan Connolly	Former Interim Chief Financial Officer	597,720	60.0%	358,632	717,263	494,913
Note:
(i)The salaries for Mr. Buckley and Mr. Connolly were set and paid in euro in 2025 and have been converted to U.S. Dollar using the average Bloomberg composite rate for 2025.
(ii)The annual bonus received by Ms. Buese has been pro-rated to reflect the portion of the year for which she served as Chief Financial Officer (appointment was effective
May 12, 2025). The pro-rated Target Bonus Amount and Maximum Potential Bonus were $792,603 and $1,585,205, respectively.
2025 Long-Term Incentive Plan Awards
At the 2025 AGM, our shareholders approved the 2025 Equity Incentive Plan, which had previously been approved by the Board. The 2025 Equity
Incentive Plan replaced the 2014 Performance Share Plan and all other Board-approved share plans in operation (other than the Company’s Savings-
related Share Option and the Share Participation Schemes in operation in Ireland and the United Kingdom) and no further awards will be granted under those plans. An aggregate of 15 million of the Company’s Ordinary Shares was reserved for issuance under the 2025 Equity Incentive Plan.
The purpose and goal of our 2025 Equity Incentive Plan is to align the interests of the NEOs (and key management across different regions) with those of shareholders by incentivizing the achievement of long-term performance goals. Awards under the 2025 Equity Incentive Plan are granted in the form of PSUs (60% of the award), which vest based on performance over a period of three years, and RSUs (40% of the award), which vest ratably over a period of three years.
2025 Awards
In 2025, the Company granted RSU and PSU awards under the 2025 Equity Incentive Plan to each of the NEOs. The RSU and PSU awards provide each NEO with the right to receive CRH shares, subject to the fulfillment of certain timing, market, performance and service conditions, as relevant, over the applicable vesting period.
With respect to the RSUs, the awards vest ratably at 33.3% during the three-year period (May 2026, May 2027 and May 2028). With respect to the
PSUs, the performance conditions are designed to drive long-term shareholder value and consist of Cash Flow performance, RONA performance, and
Relative TSR performance, with the Cash Flow and RONA performance conditions being set by reference to CRH’s Strategic Plan. Each performance condition is measured over a three-year performance period ending on December 31, 2027, with performance determined by the Committee following completion of the performance period. The PSU awards vest on the third anniversary of the grant date, with the actual vesting percentage ranging from 0% to 200% based upon actual achievement of the performance conditions as further described below. The performance conditions have been structured to encourage high levels of performance, with payout dependent on performance relative to CRH’s Strategic Plan (in the case of the cumulative Cash Flow and RONA performance conditions) and performance relative to the Company’s Performance Peer Group for 2025 PSUs set
out on page 64 (in the case of Relative TSR). The payout percentage for each performance condition is interpolated for performance between the minimum threshold and maximum level of performance. The specific targets for the cumulative Cash Flow and RONA metrics have not been disclosed on the basis that they are competitively sensitive and disclosure would result in competitive harm.

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CRH PROXY STATEMENT 2026

In addition to their 2025 PSU and RSU awards, Ms. Buese, Mr. Creech and Mr. Connolly each received additional RSU awards, details of which are outlined in the table below. The additional RSU awards are one-off in nature and are not expected to be recurring under the 2025 Compensation
Framework, which emphasizes pay for performance.

2025 Awards to NEOs
	2025 Equity Incentive Plan Annual Awards (i)			Additional RSU Awards
Name	Target ($)	No. of PSUs (60% of Total Award)	No. of RSUs (40% of Total Award)	No. of RSUs Granted
Jim Mintern	10,237,500	67,433	44,955	—
Nancy Buese (ii)	4,000,000	26,347	17,565	21,956
Randy Lake	4,300,000	28,324	18,882	—
Peter Buckley	2,350,000	15,480	10,317	—
Nathan Creech (iii)	3,500,000	23,054	15,369	32,934
Alan Connolly (iv)	871,275	5,744	3,821	3,270
Notes:
(i)The target award value was converted to PSUs and RSUs on a 60:40 split based on the average close price over the 20-day trading period from April 14, 2025 through
May 9, 2025.
(ii)In connection with her appointment as Chief Financial Officer, Ms. Buese received a one-time RSU award, which will vest 50% in 2026 and 50% in 2027, subject to continued employment.
(iii)In connection with his support of the leadership transition and his continued efforts to drive performance and growth in the Americas, Mr. Creech received a one-time
RSU award, which will vest 100% in 2028, subject to continued employment
(iv)In connection with his service as Interim Chief Financial Officer from January 1, 2025 through May 11, 2025, Mr. Connolly received a one-time cash bonus of $200,000, to reflect market pay for the period of time Mr. Connolly held the Interim Chief Financial Officer role, and a one-time RSU grant with a grant date fair value equal to
$300,000, vesting 50% in 2026 and 50% in 2027 to recognize the support for transition of the role to Ms. Buese and is subject to continued employment.

2025 PSU Awards – Structure
Measures	Weighting	Threshold Level of Performance (50% Payout)	Target Level of Performance (100% Payout)	Maximum Level of Performance (200% Payout)
Cash Flow performance (i)	50%	> 80.0% of Plan	At Plan	> 112.0% of Plan
RONA performance (ii)	25%	Plan - 225bps	At Plan	Plan + 150bps
Relative TSR performance (iii)	25%	>25th percentile	>55th percentile	>75th percentile
Notes:
(i)The definition of Cash Flow performance differs from that disclosed in the 2025 Annual Report, and is defined as Adjusted EBITDA, a non-GAAP metric disclosed in this
Proxy Statement and the 2025 Annual Report; less gains/losses on disposal of long-lived assets; plus proceeds from disposal of long lived assets, less cash outflows on the purchases of property, plant and equipment, and intangibles; less net cash outflows for Interest and Tax.
(ii)Further information on how RONA is calculated for PSU awards is set out on page 60.
(iii)The methodology for calculating TSR assumes all dividends are reinvested on the ex-dividend date at the closing price on that day; the open and close price is based on the three-month average closing price on the last day before the start of the performance period and the final day of the performance period respectively. The
Performance Peer Group used to assess TSR performance for the 2025 PSU awards is set out on page 64. TSR performance is assessed on a weighted market capitalization basis.
(iv)Awards, to the extent that they vest, will be adjusted to accrue dividend equivalents based on dividends declared and paid in the period from the date of grant to the date of vesting.
Long-Term Incentives Earned in 2025 - 2014 Performance Share Plan Awards
Prior to the establishment of the 2025 Compensation Framework, CRH maintained a long-term equity incentive compensation program (the ‘2014
Performance Share Plan’). Awards (in the form of conditional share awards) normally vest based on performance over a period of not less than three years. The PSP awards granted to Mr. Mintern under the 2014 Performance Share Plan are assessed using the same performance periods as the other NEOs, but are subject to an additional vesting period ending on the fifth anniversary of the grant date.
2023 PSP Award – Performance Assessed 2025
In 2023, the Company granted PSP awards under the 2014 Performance Share Plan to each of the NEOs (other than Ms. Buese). The PSP awards provide each NEO with the right to receive CRH shares, subject to the fulfillment of certain market, performance and service conditions over the applicable vesting period. The performance conditions were designed to drive long-term shareholder value and consisted of Cash Flow performance,
RONA performance, TSR performance and certain sustainability scorecard measures, with the Cash Flow and RONA performance conditions being set by reference to CRH’s Strategic Plan and TSR performance relative to the tailored peer group set out on page 64. Each performance condition was measured over a three-year performance period ending on December 31, 2025, with performance determined by the Committee following completion of the performance period, with the actual vesting percentage ranging from 0 to 100% based upon actual achievement of the performance conditions as further described below.
The PSP awards made in 2023 have been assessed against the applicable targets set by the Committee in 2023. Performance against these targets has resulted in a 98.75% vesting level (see below for more details). When reviewing performance against the targets, the Committee considered a number of adjustments consistent with best practice, for example, the impact of significant development activity.
Overall Incentive Outcome
The Committee is satisfied that there is a very strong alignment between the incentive outcomes outlined above for 2025 and the performance of the
Company. The Committee also took into account a number of factors, including, feedback from other Board Committees in relation to matters such as safety performance and culture, whether any extraneous factors outside the control of management had unduly influenced the outcome and progress in relation to strategic objectives not captured by the financial measures used for compensation purposes. Based on this review, the
Committee determined that no adjustment to incentive outcomes in respect of any of these matters was necessary.

62
CRH PROXY STATEMENT 2026

2023 PSP Award Metrics

Cumulative Cash Flow
(45% of award) (i)
Vesting Level
100%
25%
0%
Vesting (% of element)
$6.8bn
$7.9bn
$9.7bn
Element vested at 100% (iv)

TSR vs. tailored peer group
(20% of award) (ii)
Vesting Level
100%
25%
0%
Vesting (% of element)
Median
Upper Quartile
Element vested at 100% (iv)

RONA (2025)
(20% of award) (iii)
Vesting Level
Vesting (% of element)
100%
25%
0%
10.3%
11.9%
13.1%
Element vested at 100% (iv)

Sustainability & Diversity (15% of award)
The Sustainability & Diversity component is comprised of: (i) 5% on driving carbon neutrality, (ii) 5% on progress toward a net zero built environment and (iii) 5% on creating an inclusive & diverse company.  The Compensation Committee approved a combined achievement level on these factors of
13.75%.
Notes:
(i)Cumulative Cash Flow is defined as net increase (decrease) in cash and cash equivalents, as reported under IFRS, adjusted to exclude:
•Dividends paid/received;
•Acquisition/investment expenditure;
•Proceeds from divestitures/disposals;
•Movements in working capital and other related matters;
•Share purchases/issues (scrip dividend, share options/payment expense);
•Financing cash flows (new loans, debt repayments, other); and
•Foreign exchange translation.
The Committee determined that it is appropriate to make these adjustments in order to remove items that it believes do not reflect the quality of management's operational performance or are largely outside of the Company's control. The Committee also retains the discretion to make further adjustments, for example, as a result of significant development activity during the performance period or a significant underspend or delay in budgeted capital expenditure, both ordinary and extraordinary.
(ii)The methodology for calculating TSR assumes all dividends are reinvested on the ex-dividend date at the closing price on that day; the open and close price is based on the three-month average closing price on the last day before the start of the performance period and the final day of the performance period respectively. For the
2023 awards, TSR performance is assessed on a weighted market capitalization basis. The peer group used to assess TSR performance for the 2023 PSP awards is set out below.
(iii)RONA is calculated on an IFRS basis in line with targets. Further information on how RONA is calculated for PSP awards is set out on page 60.
(iv)For the purposes of the 2023 awards, the cumulative cash flow for the three years ended December 31, 2025 was $9.7 billion based on financial reporting under IFRS.
TSR performance was in the upper quartile against the tailored peer group. RONA for the year ended December 31, 2025 was 13.1%.

2023 PSP Awards – Vesting Details
Name	Interests Held	Vesting Outcome (% of Max)	Interests Due to Vest / Vested	Date of Vesting	Assumed Share Price ($)(i)	Estimated Value ($)
Jim Mintern	52,115	98.75%	51,460	February 23, 2028	121.49	6,251,875
Nancy Buese	—	—	—	—	—	—
Randy Lake	74,700	98.75%	73,767	February 23, 2026	121.49	8,961,953
Peter Buckley	24,493	98.75%	24,186	February 24, 2026	121.49	2,938,357
Nathan Creech	64,984	98.75%	64,171	February 23, 2026	121.49	7,796,135
Alan Connolly	18,989	98.75%	18,752	February 23, 2026	121.49	2,278,180
Note:
(i)For the purposes of this table, the value of these awards has been estimated using a share price of $121.49 being the closing share price of our Ordinary Shares on
February 23, 2026.

Peer Group for 2014 Performance Share Plan Awards (i) (ii)

ACS	Heidelberg Materials	Saint Gobain	Vicat	Wienerberger
Buzzi	Holcim	Skanska	Vinci
Cemex	Martin Marietta	Titan Cement	Vulcan Materials
Note:
(i)  Boral was removed from the peer group for awards under the 2014 Performance Share Plan following its acquisition by Seven Group Holdings in 2024.
(ii)  Peer group applicable for 2023 PSP awards. See page 64 for details of the peer group that will apply for PSU awards in 2025.

63
CRH PROXY STATEMENT 2026

2025 Compensation Decision Process
Compensation Committee
The Committee consists of six non-
management Directors considered by the
Board to be independent under the applicable
NYSE standards. They bring a range of
experience of large organizations and public
companies, including experience in the area of
senior executive compensation, to enable the
Committee to fulfill its role. Their biographical
details are set out on pages 19 to 22.
The Committee operates under an agreed
charter, a copy of which is available on the
CRH website (www.crh.com), and its main
focus is to:
•review and approve the corporate goals and
objectives relevant to the compensation of
the Chief Executive Officer, evaluating his or
her performance in light of those goals and
objectives, and determine and approve the
Chief Executive Officer’s compensation
levels and outcomes;
•review and approve the compensation and
incentive compensation and equity-based
plans for executive officers; and
•approve the design of, and determine the
financial and non-financial targets for, any
short-term performance-related pay
schemes operated by the Company and
approve the total annual payments made
under such schemes. The Committee shall
additionally review the design of all long-
term share incentive plans for approval by
the Board and shareholders, as applicable.
In addition, the Committee oversees the
preparation of this CD&A.
In considering compensation levels for NEOs
particularly, the Committee takes into account
compensation trends in the countries in which
the Company operates. The Committee also
takes into consideration feedback which the
Company solicits and receives from
shareholders in relation to executive
compensation and receives advice and
recommendations from other committees in
relation to matters within the remit of these
committees which are relevant to
compensation considerations.
Compensation Consultants
In 2025, Semler Brossy Consulting Group LLC
(‘Semler Brossy’) acted as the Committee's
independent compensation consultant and did
not provide any other services to CRH. The
Committee has determined that Semler Brossy
is independent under the factors set forth in
the NYSE rules for compensation committee
advisors and that Semler Brossy does not have
connections with the Company that may impair
its independence. During 2025, Semler Brossy
provided the following compensation services:
•research and advice regarding
compensation trends, compensation design
and best practice and compensation levels
for executive officers and non-management
Directors in companies of similar size and
complexity;
•advice in relation to compensation matters
generally; and
•attendance at Committee meetings, when
required.
Management
Management supports the Committee by
providing information and analysis, and
regularly meets with our independent
compensation consultant to discuss
compensation initiatives and competitive
practices and to coordinate support for the
Committee.
The Chief Executive Officer is responsible for
recommending annual performance goals for
the Chief Financial Officer and the members of
the Global Leadership Team, and for
conducting annual performance evaluations
against such pre-established goals.
Based on performance and an assessment of
competitive pay levels, the Chief Executive
Officer makes recommendations to the
Committee for the compensation of other
senior executives.
Assessment of Competitive
Pay and Peer Group
Compensation Peer Group
The Committee reviews an assessment of
competitive pay for our NEOs relative to
market data. Our compensation consultant
develops market data appropriate for a
company of our size using a combination of
peer group data and market surveys. The
market data, in combination with consideration
of each NEO’s experience, responsibilities and
performance, assists the Committee in making
informed, market-based decisions regarding
our executive pay programs.
The Committee considered several factors in
selecting our peer group, including industry,
revenue size, geography and market
capitalization. The Committee reviews and
adjusts the peer group periodically on an as-
needed basis.
CRH benchmarks executive compensation
against multiple peer groups, to be used as a
reference point in making compensation
decisions. For the 2025 Compensation
Framework, the peer group consists of U.S.
publicly traded companies primarily within the
Materials and Industrials sector and with
market capitalizations within 3.2x to 0.2x of
CRH. In the aggregate, the compensation peer
group consists of 21 companies. The peer
group includes Martin Marietta and Vulcan
Materials even though they are below the
typical market capitalization size screens, as
both are also included in the Performance Peer
Group as described on page 64. Following a
review during 2025, Amrize and Smurfit
Westrock were added to the go-forward peer
group for 2026 decisions.

64
CRH PROXY STATEMENT 2026

Company	Market Capitalization (as of December 31, 2025) ($B) (i)
Caterpillar	268.1
Linde	199.1
Deere	125.9
Honeywell International	123.9
Eaton	123.7
General Dynamics	90.9
Trane Technologies	86.3
3M	85.0
Sherwin-Williams	80.3
Johnson Controls	73.2
Cummins	70.5
PACCAR	57.5
Carrier Global	44.5
Vulcan Materials	37.7
Martin Marietta Materials	37.6
Nucor	37.3
Amrize (ii)	30.7
PPG Industries	23.0
Smurfit Westrock (ii)	20.2
Dow	16.5
LyondellBasell	13.9
CRH	83.5
Note:
(i)Market capitalization figures derived from Bloomberg.
(ii)Amrize and Smurfit Westrock were added to the peer group during 2025 and will be used for go-forward decisions in 2026.
Performance Peer Group for 2025 PSUs
Due to the limited number of direct industry competitors that are publicly traded U.S. companies of an appropriate size to include in the compensation peer group, we use a distinct Performance Peer Group to measure relative TSR for our PSU awards. The group consists of 18 companies, two of which are also compensation peers (Vulcan Materials and Martin Marietta Materials).

Company	Market Capitalization (as of December 31, 2025) ($B)(i)
Vinci	82.0
Holcim	55.7
Saint Gobain	50.5
Heidelberg Materials	46.8
Vulcan Materials	37.7
Martin Marietta Materials	37.6
ACS	27.1
Mastec	17.2
Cemex	16.7
Carlisle Companies	13.4
Masco	13.2
Skanska	11.5
Advanced Drainage Systems	11.3
Owens Corning	9.2
Eagle Materials	6.6
Construction Partners	6.1
Fortune Brands Innovations	6.0
Knife River	4.0
Note:
(i)Market capitalization figures derived from Bloomberg.

65
CRH PROXY STATEMENT 2026

Governance Features of our
Executive Compensation Programs
Share Ownership Guidelines
To reinforce the alignment between CRH
Directors and executives and shareholders and
foster a long-term, ownership mindset, the
Company introduced share ownership
guidelines in line with U.S. market practice for
its NEOs and non-management Directors
effective January 1, 2025. Pursuant to this
policy, each covered individual is expected to
hold shares having a minimum value
denominated as a multiple of base salary or
retainer:
•Chief Executive Officer: six times annual
base salary
•Other NEOs: three times annual base salary
•Non-management Directors: five times
annual cash retainer
Owned shares, PSPs for which the
performance period has concluded but remain
subject to an additional vesting period, RSUs
and deferred shares are counted towards
meeting ownership guidelines. PSUs subject to
performance and unexercised options are
excluded. Each covered individual is expected
to meet the share ownership guidelines within
five years of their appointment to their covered
role, or within five years from the date of the
implementation of the updated policy (i.e. by
December 31, 2029). Until the guidelines are
met, executives are subject to a 75% net share
retention requirement on the vesting of any
PSUs or RSUs.
The Committee is comfortable that each of the
NEOs is in compliance with, or on track to
comply with, the shareholding guidelines.
Compensation Policies and Practices
as They Relate to Risk Management
The Committee has reviewed CRH’s executive
and employee compensation programs and
does not believe that the compensation
policies and practices encourage undue or
inappropriate risk taking or create risks that are
reasonably likely to have a material adverse
effect on the Company. The reasons for the
Committee’s determination include the
following:
•CRH structures its compensation program
to consist of both fixed and variable
components;
•CRH compensation programs are balanced
between a variety of measures, and both
short-term and long-term incentives are
designed to reward the execution of short-
term and long-term corporate strategies;
•CRH allocates compensation among base
salary, annual cash incentives, and long-
term incentives;
•CRH maintains internal controls over
financial reporting, which are designed to
prevent this information from being
manipulated by any employee, including our
executive officers;
•A significant portion of the compensation
paid to NEOs is in the form of equity awards
to align their interests with the interests of
shareholders; and
•As part of CRH’s Anti-Hedging and
Pledging Policy, hedging transactions
involving the Company’s equity securities
are prohibited so that CRH’s NEOs and
other employees cannot insulate
themselves from the effects of poor share
price performance.
Anti-Hedging and Pledging Policy
The Company prohibits Directors and
executive officers from directly or indirectly
engaging in hedging, short sales or any other
derivative transaction involving the use of
market investments to offset, manage the risk
of, hedge or leverage movement in the market
value of CRH’s Ordinary Shares.
In addition, Directors and executive officers
may not, at any time, directly or indirectly
pledge or otherwise encumber CRH’s Ordinary
Shares as collateral for indebtedness, including
by holding such shares in a margin account.
Tax Deductibility
Section 162(m) of the Internal Revenue Code
limits the amount that the Company may
deduct from our federal income taxes for
compensation paid to certain executive
officers, including NEOs, to $1 million per
executive officer per year. While the Committee
is mindful of the benefit to the Company of the
full tax deductibility of compensation, the
Committee believes that it should retain
flexibility in compensating our NEOs in a
manner that can best promote corporate
objectives and the interest of shareholders.
Therefore, the Committee may approve
compensation that may not be fully deductible
because of the limits of Section 162(m).
Timing of Equity Grants
The Company’s equity compensation practices
include consistent policies and procedures
with respect to the timing, structure, and
process for the grant of equity-based awards,
including for purposes of annual equity grants
to our NEOs. The grant date of annual equity
awards to our NEOs is generally shortly after
the release of CRH’s results for the prior year.
Equity awards are not spring-loaded or
otherwise timed to take advantage of material
non-public information.
Clawback Policy
In compliance with the requirements of the
Exchange Act, the rules promulgated
thereunder by the SEC and the NYSE listing
standards, the Company has adopted a
Clawback Policy that allows the Company to
recoup certain incentive-based compensation
from current and former executive officers
under certain circumstances. A copy of the
Policy is available as Exhibit 97.1 to the 2025
Annual Report (referred to therein as the Policy
Relating to Recovery of Erroneously Awarded
Compensation).
Other Elements of Our Executive
Compensation Programs
Other Employee Share Schemes
Irish-based NEOs are eligible to participate in
both an Irish Revenue Commissioners’
approved (i) Savings-related Share Option
Scheme (the ‘SAYE Scheme’) and (ii) Share
Participation Scheme (the ‘Participation
Scheme’) on terms consistent with all other
eligible employees in Ireland.
The SAYE Scheme is open to all eligible
employees in Ireland (with a parallel scheme
operating for eligible CRH employees in the UK
established on similar terms complying with the
UK Revenue requirements). Participants enter
into a savings contract to save up to €500
(£500 in the UK) per month from their net
salaries for a fixed term of three or five years
and at the end of the savings period they may
use the savings to exercise an option (granted
on commencement of the savings period) and
buy CRH shares at a discount of up to 15% of
the market price on the date of invitation to
participate in the scheme. Where the savings
contract entered for the purposes of the SAYE
Scheme is with a financial institution approved
in Ireland for that purpose, gains arising on the
exercise of the option are exempt from income
tax. The last grant under the SAYE Scheme
was in 2022 and no NEO has an outstanding
option.
Each Participation Scheme is open to all
employees of the relevant sponsoring
employing subsidiary in Ireland. Under a
Participation Scheme as operated by CRH
subsidiaries in Ireland, each eligible participant
may opt in to receive an allocation of up to
10% of their base salary (subject to a
maximum of €12,700) in CRH shares annually
(funded via a discretionary bonus payment,
which may be supplemented through
employee salary foregone), with the value of
such shares being free from income tax if
subsequently held in trust for a retention period
of at least three years. The shares are
purchased on the open market at market value
by a trustee, which then holds the acquired
shares for the duration of the retention period.
The Irish-based NEOs participated in the
Participation Scheme in 2025.
Benefits and Perquisites
The Compensation Committee’s policy is to set
benefit provisions at an appropriate market
competitive level taking into account market
practice, the level of benefits provided for other
employees in the Company, the NEO’s home
jurisdiction and the jurisdiction in which the
NEO is based.
For each of our NEOs, employment-related
benefits include the provision of security,
where deemed appropriate, the use of
company cars (or a car allowance), medical
insurance for the NEO and his/her family,
disability insurance and life insurance.

66
CRH PROXY STATEMENT 2026

Benefits may also be provided in relation to
legal fees incurred in respect of agreeing
service contracts, or similar agreements (for
which the Company may settle any tax
incurred by the NEO) and a gift on retirement.
Retirement Benefits
Mr. Mintern received a taxable non-
pensionable cash payment of 10% of salary in
lieu of a pension contribution.
Ms. Buese, Mr. Lake and Mr. Creech
participate in the CRH Americas 401(k) Plan, a
tax-qualified defined contribution plan in which
all U.S.-based employees, including the U.S.-
based NEOs, are eligible to participate on the
same terms. CRH Americas, Inc. (‘CRH
Americas’) provides matching contributions
equal to 100% of each employee's contribution
up to 5% of the employee's annual base salary
up to the applicable Code limit. Employee
contributions are 100% vested, while CRH
Americas contributions vest at a rate of 20%
per year, becoming fully vested after five years.
The CRH Americas 401(k) Plan also provides
for a discretionary profit-sharing component
where a percentage of base salary may be
contributed by the Company to the 401(k)
Plan. The 401(k) Plan is integral to the
Company's broader compensation and
benefits programs, aiming to attract, retain,
and motivate employees by offering
competitive retirement savings options. Ms.
Buese, Mr. Lake and Mr. Creech also
participate in a Supplemental Executive
Retirement Plan, the details of which are
provided on page 73.
Details in relation to the pension arrangements
of Mr. Mintern, Mr. Buckley and Mr. Connolly
are provided on page 72.
Employment Agreements
Each of our NEOs has entered into a written
employment agreement with the Company. For
a more complete description of the Company’s
obligations under the NEOs’ employment
agreements in the event of a termination of
employment or change in control, see the
section below titled “Payments Upon
Termination or in Connection with a Change in
Control” on pages 74 to 76.
Employment Agreement
with Mr. Mintern
Mr. Mintern’s employment agreement became
effective on August 6, 2025 (as amended from
time to time, the ‘Mintern Employment
Agreement’). It provides for compensation
generally in the form of (1) annual base salary,
including a taxable pension cash adjustment
equal to 10% of annual base salary, (2) an
annual target bonus opportunity of 150% of
base salary, with a maximum bonus of 300%
of base salary, (3) an annual equity incentive
with a total target grant date fair value of 585%
of his base salary, granted 60% in the form of
PSUs and 40% in the form of RSUs, and (4)
participation in CRH benefit plans and
programs.
The Mintern Employment Agreement contained
restrictive covenants which provided that Mr.
Mintern would not compete with CRH, nor
solicit its customers or employees for a period
of 12 months (or nine months in the case of
the non-compete) after the termination of
employment, less the number of weeks Mr.
Mintern was placed on garden leave pursuant
to the Mintern Employment Agreement.
Employment Agreement
with Ms. Buese
In connection with Ms. Buese’s appointment
as Chief Financial Officer, Ms. Buese entered
into an employment agreement, dated April 11,
2025 and effective May 12, 2025, with the
Company (the ‘Buese Employment
Agreement’).
It provides for compensation generally in the
form of (1) annual base salary, (2) an annual
target bonus opportunity of 110% of base
salary, with a maximum bonus of 220% of
base salary, and (3) participation in CRH
benefit plans.
Ms. Buese also entered into a protective
covenants agreement which provides that,
subject to applicable state law, Ms. Buese will
not engage in relevant competitive activity for a
period of nine months, nor solicit relevant
customers or employees for a period of 12
months after the termination of employment,
less the number of weeks Ms. Buese was
placed on garden leave pursuant to the Buese
Employment Agreement.
Employment Agreement
with Mr. Lake
Mr. Lake’s employment agreement became
effective on January 1, 2021 (the ‘Lake
Employment Agreement’). It provides for
compensation generally in the form of (1)
annual base salary, (2) an annual target bonus
opportunity of 100% of base salary, with a
maximum bonus of 200% of base salary, and a
requirement that 25% of any bonus earned
while serving on the Global Leadership Team
will be delivered in restricted shares (which
have been in the form of deferred shares under
the 2014 Deferred Share Bonus Plan (‘2014
DSBP’)) and (3) participation in CRH benefit
plans and a car allowance.
The Lake Employment Agreement contains
several restrictive covenants which provide that
Mr. Lake will not engage in relevant
competitive activity, nor solicit relevant
customers, vendors or employees.
Employment Agreement
with Mr. Creech
Mr. Creech’s employment agreement became
effective on January 1, 2021 (the ‘Creech
Employment Agreement’). It provides for
compensation generally in the form of (1)
annual base salary, (2) an annual target bonus
opportunity of 87.5% of base salary, with a
maximum bonus of 175% of base salary, and a
requirement that 25% of any bonus earned
while serving on the Global Leadership Team
will be delivered in restricted shares (which
have been in the form of deferred shares under
the 2014 DSBP) and (3) participation in CRH
benefit plans and a car allowance.
The Creech Employment Agreement contains
several restrictive covenants which provide that Mr.
Creech will not engage in relevant competitive
activity, nor solicit relevant customers, vendors,
suppliers, or employees for a period of 12 months
after the termination of employment, less the
number of weeks Mr. Creech was placed on
garden leave pursuant to the Creech Employment
Agreement.
Employment Agreement
with Mr. Buckley
Mr. Buckley entered into an employment
agreement on February 20, 2024 (the ‘Buckley
Employment Agreement’). It provides for
compensation generally in the form of (1)
annual base salary, including an 8% holiday
allowance, (2) an annual target bonus
opportunity of 87.5% of his base salary, with a
maximum bonus of 175% of base salary, with
a requirement that 25% of the discretionary
variable bonus will be delivered in deferred
shares, (3) a reasonable housing and mobility
allowance and (4) participation in CRH benefit
plans and use of a Company car or other
similar benefit in accordance with CRH’s car
policy, as well as a car allowance.
The Buckley Employment Agreement contains
several restrictive covenants which provide that
Mr. Buckley will not compete with CRH, nor
solicit its customers or employees for a period
of 12 months (or nine months in the case of
the non-compete) after the termination of
employment, less the number of weeks Mr.
Buckley was placed on garden leave pursuant
to the Buckley Employment Agreement.
Employment Agreement
with Mr. Connolly
Mr. Connolly entered into an employment
agreement on September 1, 2025 (the
‘Connolly Employment Agreement’). It provides
for compensation generally in the form of (1)
annual base salary, (2) an annual target bonus
opportunity of 60% of base salary, with a
maximum bonus of 120% of base salary and
(3) participation in CRH benefit plans and a
company car.
The Connolly Employment Agreement contains
several restrictive covenants which provide that
Mr. Connolly will not compete with CRH, nor
solicit its customers or employees for a period
of nine months (or six months in the case of
the non-compete) after the termination of
employment, less the number of weeks Mr.
Connolly was placed on garden leave pursuant
to the Connolly Employment Agreement.

67
CRH PROXY STATEMENT 2026

Executive Compensation
Executive Officer Compensation
The following tables show annual and long-term compensation, for services in all capacities to CRH, earned by the NEOs. These tables and the accompanying narratives should be read in conjunction with the CD&A, which provides a detailed overview of the methods used by CRH to compensate the NEOs.
Summary Compensation Table
The table below summarizes the total compensation paid to or earned by each of the NEOs in 2025 and, in the case of Mr. Mintern, includes compensation earned for the 2023 and 2024 fiscal years, and, in the case of Messrs. Lake, Buckley and Creech, includes compensation earned for the 2024 fiscal year.

Summary Compensation
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name & Principal Position	Year	Base Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jim Mintern Chief Executive Officer	2025	1,750,000	–	12,041,637	–	3,622,500	170,762	256,909	17,841,808
	2024	1,000,219	–	3,144,924	–	1,315,488	–	230,174	5,690,805
	2023	963,518	–	3,045,382	–	1,156,221	712,490	158,946	6,036,557
Nancy Buese Chief Financial Officer	2025	640,385	1,000,000	6,595,625	–	973,184	–	136,151	9,345,345
Randy Lake Chief Operating Officer	2025	1,578,000	–	5,556,252	–	2,722,050	75,840	340,019	10,272,161
	2024	1,521,520	–	4,186,800	–	2,251,241	77,344	327,699	8,364,604
Peter Buckley President, International Division	2025	1,042,455	–	2,997,735	–	1,582,447	–	270,428	5,893,065
	2024	876,244	–	1,768,223	–	1,134,429	35,122	250,538	4,064,556
Nathan Creech President, Americas Division	2025	1,213,000	–	7,644,780	–	1,841,334	30,168	263,297	10,992,579
	2024	1,170,000	–	3,466,780	–	1,514,741	28,611	256,474	6,436,606
Alan Connolly Former Interim Chief Financial Officer	2025	597,720	200,000	1,262,300	–	494,913	–	235,254	2,790,187
Notes:
1.As an FPI in fiscal year 2023, the Company was required to provide executive compensation disclosure on an individual basis only for Mr. Mintern in accordance with the requirements of Form 20-F. The Company determined that it no longer qualified as an FPI effective January 1, 2025, and Mr. Buckley, Mr. Creech and Mr. Lake
became NEOs for fiscal year 2024.
2.The amounts in column (c) reflect the base salary payments made to the NEOs during the fiscal year. The salaries for Mr. Buckley and Mr. Connolly were set and paid in euro in each of the years listed above and have been converted to U.S. Dollars using the average Bloomberg composite rate for the applicable year, where relevant. The salary for Mr. Mintern was also set and paid in euro in 2023 and 2024 and converted to U.S. Dollars using the average Bloomberg composite rate for the applicable year. The currency conversion results in apparent fluctuations in base salary from one year to the next.
3.In addition to the amounts earned under the 2025 Annual Incentive Plan, details of which are described on pages 59 to 60, the amounts in column (d) include the one-
time cash bonus payments to Ms. Buese ($1,000,000) in connection with her appointment as Chief Financial Officer in May 2025 and to Mr. Connolly ($200,000) to
reflect his service as Interim Chief Financial and to recognize the support for transition of the role to Ms. Buese and is subject to continued employment
4.The amounts in column (e) reflect the aggregate grant date fair value of awards made in the year reported, determined in accordance with FASB ASC Topic 718
(without any assumption for early forfeiture), of PSU and RSU awards, which are described in more detail on pages 60 to 61. The amounts also include one-time RSU grants with grant date fair values equal to (i) $2,000,000 to Ms. Buese in connection with her appointment as Chief Financial Officer, (ii) $3,000,000 to Mr. Creech,
further details of which are included on page 61 and (iii) $300,000 to Mr. Connolly following his service as Interim Financial Officer. The amount in column (e) includes
PSU awards based on an estimate of the expected value multiplied by the target number of shares comprising an award. Valuing the maximum number of PSU awards granted in 2025, the payout of which will be determined in February 2028 based on the Company’s performance in 2025-2027, the amounts reported above for 2025 are as follows:
Jim Mintern:$13,904,010
Nancy Buese:$5,432,488
Randy Lake:$5,840,126
Peter Buckley:$3,191,821
Nathan Creech:$4,753,504
Alan Connolly:$1,184,355
Assumptions used in the calculation of these amounts are included in note 16 to the audited financial statements for the fiscal year ended December 31, 2025, included in CRH’s 2025 Annual Report filed with the SEC on February 18, 2026.
5.The amounts in column (g) for 2025 reflect the cash earned by the NEOs in 2025 and to be paid in 2026 under the annual bonus arrangements discussed in further detail on pages 59 to 60.
6.The amounts in column (h) do not represent increased benefit accruals, but reflect changes in the actuarial valuations of legacy benefits accrued by the NEOs as participants in a contributory defined benefit plan. This disclosure aligns with SEC reporting requirements and reflects updates to assumptions and variations in the interest rates used to calculate the present values of these legacy benefits. As a result of past changes in Irish pension legislation, Mr. Mintern ceased accruing benefits under this plan in 2013, opting instead to receive a supplementary taxable non-pensionable cash supplement in lieu of pension benefits. Mr. Mintern’s cash supplement is limited to 10% of salary. These cash supplements are captured in column (i) above. Nil has been reported in column (h) where results equaled a negative value.
7.The amounts shown in column (i) for fiscal year 2025 reflect allowances, benefits and perquisites paid by the Company as follows:

68
CRH PROXY STATEMENT 2026

	Jim Mintern ($)	Nancy Buese ($)	Randy Lake ($)	Peter Buckley ($)	Nathan Creech ($)	Alan Connolly ($)
Car Expenses/Car Allowances	—	—	12,000	22,545	14,400	12,854
Health Allowances/Health Checks	3,607	—	—	12,960	—	5,467
Death & Disability Insurance Premiums	4,099	8,074	11,395	8,871	6,297	3,548
2025 Pension Allowance	175,000	—	—	—	—	211,888
401(k) Matching/Pension Contributions	—	—	17,500	—	17,500	—
Supplemental Executive Retirement Plan Contributions	—	128,077	298,100	—	225,100	—
Security Costs*	74,203	—	1,024	6,058	—	—
Mobility/Overseas Working Allowance (including Housing, Utilities, Resettlement and Other Allowances)	—	—	—	199,799	—	—
Tax Support/Tax Gross-Ups	—	—	—	20,193	—	780
Other Allowances (including Professional Subscriptions)	—	—	—	—	—	717
Notes:
*  The security costs reported reflect the third-party costs paid by CRH in connection with the provision of security at private residences. CRH considers these Company-
incurred costs as reasonable and necessary business expenditures as a result of the individual’s employment by CRH, but is reporting these amounts as compensation in accordance with applicable SEC rules.

69
CRH PROXY STATEMENT 2026

Grants of Plan-Based Awards
The following table details the grants of plan-based awards in 2025 to our NEOs:

Grants of plan-based awards in 2025
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
		Estimated Future Pay-outs Under Non- Equity Incentive Plan Award			Estimated Future Pay-outs Under Equity Incentive Plan Awards			All other Share Awards: Number of Shares or Share Units (#)	Grant Date Fair value of Share and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jim Mintern
Annual Bonus - Cash	02/10/2025	—	2,625,000	5,250,000	—	—	—	—	—
Annual Bonus - Deferred Shares	03/03/2025	—	—	—	—	—	—	6,771	676,849
2025 Equity Incentive Plan - RSUs	05/13/2025	—	—	—	—	—	—	44,955	4,412,783
2025 Equity Incentive Plan - PSUs	05/13/2025	—	—	—	33,717	67,433	134,866	—	6,952,005

Nancy Buese
Annual Bonus - Cash	05/12/2025	—	704,423	1,408,846	—	—	—	—	—
2025 Equity Incentive Plan - RSUs (Annual)	05/13/2025	—	—	—	—	—	—	17,565	1,724,180
2025 Equity Incentive Plan - RSUs (Appointment)	05/13/2025	—	—	—	—	—	—	21,956	2,155,201
2025 Equity Incentive Plan - PSUs	05/13/2025	—	—	—	13,174	26,347	52,694	—	2,716,244

Randy Lake
Annual Bonus - Cash	02/10/2025	—	1,972,500	3,945,000	—	—	—	—	—
Annual Bonus - Deferred Shares	03/03/2025	—	—	—	—	—	—	7,830	782,732
2025 Equity Incentive Plan - RSUs	05/13/2025	—	—	—	—	—	—	18,882	1,853,457
2025 Equity Incentive Plan - PSUs	05/13/2025	—	—	—	14,162	28,324	56,648	—	2,920,063

Peter Buckley
Annual Bonus - Cash	02/10/2025	—	1,146,701	2,293,401	—	—	—	—	—
Annual Bonus - Deferred Shares	03/03/2025	—	—	—	—	—	—	3,892	389,108
2025 Equity Incentive Plan - RSUs	05/13/2025	—	—	—	—	—	—	10,317	1,012,717
2025 Equity Incentive Plan - PSUs	05/13/2025	—	—	—	7,740	15,480	30,960	—	1,595,911

Nathan Creech
Annual Bonus - Cash	02/10/2025	—	1,334,300	2,668,600	—	—	—	—	—
Annual Bonus - Deferred Shares	03/03/2025	—	—	—	—	—	—	5,268	526,605
2025 Equity Incentive Plan - RSUs (Annual)	05/13/2025	—	—	—	—	—	—	15,369	1,508,621
2025 Equity Incentive Plan - RSUs (Retention)	05/13/2025	—	—	—	—	—	—	32,934	3,232,801
2025 Equity Incentive Plan - PSUs	05/13/2025	—	—	—	11,527	23,054	46,108	—	2,376,752

Alan Connolly
Annual Bonus - Cash	02/10/2025	—	358,632	717,263	—	—	—	—	—
2025 Equity Incentive Plan - RSUs (Annual)	05/13/2025	—	—	—	—	—	—	3,831	376,051
2025 Equity Incentive Plan - RSUs (Transition)	06/23/2025	—	—	—	—	—	—	3,270	294,071
2025 Equity Incentive Plan - PSUs	05/13/2025	—	—	—	2,872	5,744	11,488	—	592,178
Notes:
1.For each NEO, the amounts shown in columns (c), (d) and (e) reflect the portion of the annual bonus that would have been paid in cash if, respectively, threshold, target and maximum performance was achieved for the year.
2.The amounts shown in columns (f), (g) and (h) also reflect the threshold, target and maximum, respectively, levels of PSU awards payable if the performance measurements are satisfied in the period 2025-2027. These awards are discussed under the heading “2025 Awards” on pages 60 to 61.
3.The amounts in column (i) reflect, where relevant, the portion of the 2024 annual bonus that was deferred into shares for each of Mr. Mintern, Mr. Lake, Mr. Buckley and
Mr. Creech under the 2014 DSBP. The amounts also include: (i) each NEO’s annual RSU award, details of which are described on pages 60 to 61; (ii) in the case of Ms.
Buese, a one-time RSU award received in connection with her appointment as Chief Financial Officer, which will vest 50% in 2026 and 50% in 2027; (iii) in the case of
Mr. Creech, a one-time RSU award relating to his support with the leadership transition and his efforts to drive continued performance and growth in the Americas, which will vest 100% in 2028; and (iv) in the case of Mr. Connolly, a one-time RSU award, which will vest 50% in 2026 and 50% in 2027 to recognize the support for transition of the role to Ms. Buese, in each case, subject to continued employment; and
4.The amounts shown in column (j) reflect the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. For performance awards, the grant date fair value is based on price per share on the date of grant of $103.10.

70
CRH PROXY STATEMENT 2026

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows, for each of our NEOs, information with respect to the unexercised share options (columns (d), (e), (f) and (g)), share unit awards (columns (h) and (i)) that have not vested, and equity incentive plan awards (columns (j) and (k)) outstanding on December 31, 2025.

Outstanding Equity Awards at 2025 Fiscal Year-End
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
			Option Awards				Stock Awards
Name	Grant Date	Vesting Year (1)	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Price	Option Exp. Date	Number of Shares or Units that have not Vested (2)	Market Value of Shares or Units that have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (3)	Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights that have not Vested (4)

Jim Mintern
2022 PSP	05/03/2022	2027	—	—	—	—	—	—	61,785	7,710,745
2023 DSBP	03/07/2023	2026	—	—	—	—	14,372	1,793,626	—	—
2023 PSP	03/07/2023	2028	—	—	—	—	—	—	51,460	6,422,266
2024 DSBP	03/05/2024	2027	—	—	—	—	9,816	1,225,011	—	—
2024 PSP	03/05/2024	2029	—	—	—	—	—	—	30,676	3,828,305
2025 DSBP	03/03/2025	2028	—	—	—	—	6,813	850,286	—	—
2025 RSU	05/13/2025	2026	—	—	—	—	—	—	68,141	8,504,018
2025 RSU	05/13/2025	2027	—	—	—	—	15,142	1,889,768	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	15,142	1,889,768	—	—
2025 PSU	05/13/2025	2028	—	—	—	—	15,142	1,889,768	—	—

Nancy Buese
2025 PSU	05/13/2025	2028	—	—	—	—	—	—	26,624	3,322,637
2025 RSU	05/13/2025	2026	—	—	—	—	5,916	738,378	—	—
2025 RSU	05/13/2025	2027	—	—	—	—	5,916	738,378	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	5,916	738,378	—	—
2025 RSU	05/13/2025	2026	—	—	—	—	11,093	1,384,443	—	—
2025 RSU	05/13/2025	2027	—	—	—	—	11,093	1,384,442	—	—

Randy Lake
2022 RSS	04/07/2022	2027	—	—	—	—	65,758	8,206,598	—	—
2023 DSBP	03/07/2023	2026	—	—	—	—	17,064	2,129,525	—	—
2023 PSP	03/07/2023	2026	—	—	—	—	—	—	73,767	9,206,077
2024 DSBP	03/05/2024	2027	—	—	—	—	11,240	1,402,739	—	—
2024 PSP	03/05/2024	2027	—	—	—	—	—	—	42,713	5,330,535
2025 DSBP	03/03/2025	2028	—	—	—	—	7,879	983,301	—	—
2025 PSU	05/13/2025	2028	—	—	—	—	—	—	28,621	3,571,957
2025 RSU	05/13/2025	2026	—	—	—	—	6,360	793,740	—	—
2025 RSU	05/13/2025	2027	—	—	—	—	6,360	793,740	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	6,360	793,740	—	—

Peter Buckley
2023 PSP	03/07/2023	2026	—	—	—	—	—	—	24,187	3,018,494
2024 PSP	03/05/2024	2027	—	—	—	—	—	—	22,912	2,859,385
2025 DSBP	03/03/2025	2028	—	—	—	—	3,917	488,814	—	—
2025 PSU	05/13/2025	2028	—	—	—	—	—	—	15,643	1,952,193
2025 RSU	05/13/2025	2026	—	—	—	—	3,475	433,694	—	—
2025 RSU	05/13/2025	2027	—	—	—	—	3,475	433,694	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	3,475	433,694	—	—

71
CRH PROXY STATEMENT 2026

Nathan Creech
2023 DSBP	03/07/2023	2026	—	—	—	—	9,863	1,230,901	—	—
2023 PSP	03/07/2023	2026	—	—	—	—	—	—	64,172	8,008,644
2024 DSBP	03/05/2024	2027	—	—	—	—	7,564	943,951	—	—
2024 PSP	03/05/2024	2027	—	—	—	—	—	—	37,158	4,637,296
2025 DSBP	03/03/2025	2028	—	—	—	—	5,301	661,544	—	—
2025 PSU	05/13/2025	2028	—	—	—	—	—	—	23,296	2,907,354
2025 RSU	05/13/2025	2026	—	—	—	—	5,177	646,065	—	—
2025 RSU	05/13/2025	2027	—	—	—	—	5,177	646,065	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	5,177	646,065	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	33,280	4,153,328	—	—

Alan Connolly
2023 PSP	03/07/2023	2026	—	—	—	—	—	—	18,752	2,340,243
2024 PSP	03/05/2024	2027	—	—	—	—	—	—	10,990	1,371,495
2025 PSU	05/13/2025	2028	—	—	—	—	—	—	5,804	724,379
2025 RSU	05/13/2025	2026	—	—	—	—	1,290	161,043	—	—
2025 RSU	05/13/2025	2027	—	—	—	—	1,290	161,043	—	—
2025 RSU	05/13/2025	2028	—	—	—	—	1,290	161,043	—	—
2025 RSU	06/23/2025	2026	—	—	—	—	1,645	205,334	—	—
2025 RSU	06/23/2025	2027	—	—	—	—	1,645	205,334	—	—
Notes:
1.The vesting date for PSP and PSUs generally occurs in March of the relevant year and is subject to confirmation by the Committee. RSUs typically vest on the anniversary of the date of grant.
2.The amounts shown in columns (h) reflect (i) the number of outstanding awards under the Company’s 2014 DSBP, including adjustments for dividends accrued in the period since the date of grant; and (ii) the number of outstanding RSU awards, including adjustments for dividends accrued in the period since the date of grant, granted to each NEO.
3.The amounts shown in column (j) reflect the number of outstanding PSP and PSU awards (assuming maximum vesting), including adjustments for dividends accrued since the date of grant.
4.The market value of these has been estimated using a share price of $124.80, the closing share price of the Company’s Ordinary Shares on the NYSE on December 31,
2025.
Option Exercises and Shares Vested
The table below shows on an aggregated basis for each of the NEO information on (i) the exercise of options for the purchase of CRH shares; (ii) the vesting of shares, including deferred shares and PSP awards, during the last completed fiscal year.

Option Exercises and Shares Vested
(a)	(b)	(c)	(d)	(e)
	Option Awards		Share Awards
	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Jim Mintern, Chief Executive Officer	—	—	8,554	855,143
Nancy Buese, Chief Financial Officer	—	—	—	—
Randy Lake, Chief Operating Officer	—	—	134,937	13,696,796
Peter Buckley, President, International Division	—	—	27,278	2,791,358
Nathan Creech, President, Americas Division	—	—	60,563	6,179,934
Alan Connolly, Former Interim Chief Financial Officer	—	—	22,298	2,281,754
Notes:
1.The amounts shown in column (d) represents the number of shares vested under CRH’s 2014 DSBP and 2014 Performance Share Plan.
2.The amounts shown in column (e) have been calculated by multiplying the number of units vested by the closing price of CRH shares on the date of vesting.

72
CRH PROXY STATEMENT 2026

Pension Benefits
The following table provides information regarding pension benefits for our NEOs for fiscal year 2025.

Pension Benefits
(a)	(b)	(c)	(d)	(e)
Name	Plan Name	Number of years credited service	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
Jim Mintern, Chief Executive Officer (1)	Roadstone Group Pension Scheme	19.98	2,835,454	—
	SE Pension Scheme	1.70	1,304,900	—
Peter Buckley, President, International Division (2)	Roadstone Group Pension Scheme	7.25	113,860	—
	Pension Plan 1	7.00	178,229	—
Alan Connolly, Former Interim Chief Financial Officer	Roadstone Group Pension Scheme	19.15	1,756,592	—
	SE Pension Scheme	2.78	919,548	—
Notes:
1.The Irish Finance Act 2006 established a cap on pension provisions by introducing penalty tax charges on pension entitlements above a certain level. The cap in the
Finance Act 2006 was subsequently reduced in the Finance Act 2011 and again in the Finance (No. 2) Act 2013. At the time, Mr. Mintern was accruing benefits as a participant in a contributory defined benefit plan, based on an accrual rate of 1/60th of Pensionable Salary (defined as basic salary less 0.75 times the Contributory
State Pension) for each year of pensionable service and designed to provide two‑thirds of career average salary at retirement for full service. As a result of the legislative changes, Mr. Mintern opted for an arrangement whereby his pension is capped in line with the provisions of the Finance Act (No. 2) Act 2013, with no further accrual of member pension being made after this date.
2.The pension plan of Stichting CRH Pensioenfonds is structured as a Collective Defined Contribution (CDC) scheme, which combines elements of both defined benefit
(average pay) and defined contribution pensions. Mr. Buckley is the only NEO who participates in this plan. As a CDC scheme, the pension plan operates with a fixed employer and employee contribution, while pension accrual is ambition-based. The accrual rate in 2025 is 1.875% of salary above €18,475 (2025), but it may annually be adjusted depending on the expected yield on the premium. Participants do not bear individual investment risk. Instead, investment and longevity risks are shared collectively within the fund. If the fund’s financial position allows, pensions may be increased through indexation. In cases of financial shortfall, pension accruals may be reduced, and, in extreme cases, even existing pensions could be adjusted downward. In addition, the pension plan consists of the following components:
•Retirement pension: Accrued based on a percentage of the pensionable salary.
•Partner pension: 70% of the accrued retirement pension.
•Orphan’s pension: 14% of the accrued retirement pension.
•Premium waiver in case of disability: Pension accrual continues based on the degree of disability.
The pension is set to commence on the first day of the month in which the participant reaches the age of 68, unless taken earlier (subject to reduction) or deferred (up to a maximum of 70 years). The plan allows for early retirement from the age of 60, with an actuarial reduction applied, and provides the option to convert retirement pension into additional partner pension and vice versa. The maximum applicable salary amounts to €137,800. All assets and liabilities of Stichting CRH Pensioenfonds are maintained by Het Nederlandse Pensioenfonds (HNPF) in an account separate from other assets and liabilities of HNPF.
3.The amount shown in column (d) reflects the total value of the relevant NEOs pension arrangements as of December 31, 2025 and, as the pension benefit arrangements for each of the NEOs listed are set in euro, have been converted into U.S. Dollars using the average Bloomberg composite exchange rate for 2025. The amount in column (d) reflects the valuation method and use the assumptions that are included in note 20 to the Company’s audited financial statements for the fiscal year ended
December 31, 2025, included in the 2025 Annual Report.

73
CRH PROXY STATEMENT 2026

2025 Nonqualified Deferred Compensation
Ms. Buese, Mr. Lake and Mr. Creech participate in the CRH Americas, Inc. Supplemental Executive Retirement Plan (the ‘SERP’) on the same terms as other participants in the SERP. The SERP, which is an unfunded, nonqualified deferred compensation plan, provides supplemental savings benefits to selected officers and key employees of CRH Americas which are not otherwise payable or cannot otherwise be provided under formulas provided by CRH Americas’ tax-qualified plans due to limitations imposed by the Code. The SERP supplements the savings and retirement contributions that
CRH Americas makes under CRH’s U.S. tax-qualified 401(k) Plan to provide a combined benefit totaling up to 20% of a participant's base salary.
For participants employed on the last day of the calendar year, CRH Americas credits the participant’s account with an amount that, together with any matching or profit-sharing contribution under the 401(k) Plan, does not exceed 20% of the participant’s base salary. Annually, participant’s accounts are credited with interest using a notional interest rate as outlined in the plan document.
Participants are vested in their account balances after completing five years of service. Participants may elect a lump sum distribution or annual installment payments of up to five years, provided that a participant who separates from service before reaching retirement age (which, for purposes of the SERP is 55) will receive a lump sum distribution. The following table provides information regarding the nonqualified deferred compensation plan benefits for Ms. Buese, Mr. Lake and Mr. Creech for fiscal year 2025.

2025 Nonqualified Deferred Compensation
(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last FY ($)	Company Contributions in Last FY ($)	Aggregate Earnings in the Last FY ($)	Aggregate Withdrawals/ Distributions in the Last FY ($)	Aggregate Balance at Last FY End ($)
Nancy Buese, Chief Financial Officer	—	128,077	—	—	128,077
Randy Lake, Chief Operating Officer	—	298,100	232,527	—	4,107,967
Nathan Creech, President, Americas Division	—	225,100	92,496	—	1,740,619
Notes:
1.The amounts shown in column (c) reflect the amount contributed by the Company in 2025. These amounts are also included in the “All Other Compensation” column in the “Summary Compensation Table” on page 67.
2.The amounts shown in column (d) reflect the amount accrued in 2025 from interests or other earnings. The above market interest rate earnings are also included in the
“Change in Pension Value and Non-qualified Compensation Earnings” column in the “Summary Compensation Table” on page 67 as follows: Nancy Buese: $nil; Randy
Lake: $75,840; Nathan Creech: $30,168.

74
CRH PROXY STATEMENT 2026

Payments Upon Termination or in Connection with a Change in Control
This section describes and estimates payments that could be made to the NEOs under different termination events. The estimated payments would be made under the terms of the relevant employment contracts, incentive compensation and benefits programs. The amounts in the table below are calculated as if the events occurred as of December 31, 2025 and assumes that the price of CRH’s shares is the closing price as of December 31,
2025 ($124.80).
Severance Benefits Under Employment Agreements
The following section describes the severance benefits under each of our NEOs’ employment agreements. Messrs. Connolly and Buckley do not have contractual severance protections under their respective employment agreements.
Mr. Mintern
Pursuant to the Mintern Employment Agreement, Mr. Mintern is entitled to resign within 24 months of a “Change in Control” (as defined therein) if the
Change in Control has resulted, or will result, in (i) a material diminution of his position, authority, duties or responsibilities in relation to the Company, in each case, from those in effect immediately before the Change in Control, (ii) a reduction in his then prevailing base salary, target annual bonus or annual target long-term incentive opportunity, in each case, from those in effect immediately before the Change in Control or (iii) a requirement to relocate his primary workplace more than 50 miles from his principal place of employment immediately prior to the Change in Control; provided that no such entitlement will arise unless Mr. Mintern notifies the Company in writing within 60 days of the initial occurrence of such event and the
Company fails to cure such event within 30 days of such notification. Upon such resignation, he is entitled to (x) three times his base salary, (y) three times his target bonus and (z) pro-rated bonus for the year of termination, subject to his execution and non-revocation of a release of all claims.
Ms. Buese
Pursuant to the Buese Employment Agreement, upon a termination of employment without “cause” or resignation for “good reason” (each as defined in the Buese Employment Agreement) outside the two-year period following a Change in Control (as defined in the 2025 Equity Incentive Plan) (such two-year period, the ‘Change in Control Period’), Ms. Buese is entitled to the following severance payments and benefits subject to her execution and non-revocation of a release of claims against the Company and continued compliance with restrictive covenants:
•one times the sum of the effective base salary and target bonus;
•a pro-rated bonus for the year of termination based on the number of weeks of employment during that year; and
•the cost of Ms. Buese’s COBRA premiums for 12 months, grossed-up for taxes.
Upon a termination of employment without “cause” or resignation for “good reason” during the Change in Control Period, Ms. Buese is entitled to the following severance payments and benefits subject to her execution and non-revocation of a release of claims and continued compliance with restrictive covenants:
•two times the sum of the effective base salary and target bonus;
•a pro-rated bonus for the year of termination based on the number of weeks of employment during that year; and
•the cost of Ms. Buese’s COBRA premiums for 18 months, grossed-up for taxes.
Messrs. Lake and Creech
Pursuant to the Lake Employment Agreement and the Creech Employment Agreement, in connection with a termination without “cause,” each of
Messrs. Lake and Creech is entitled to the following severance payments and benefits subject to the execution and non-revocation of a release of claims against the Company and continued compliance with restrictive covenants:
•52 weeks of the effective base salary, less the number of weeks Mr. Lake or Mr. Creech was placed on garden leave (if any);
•a pro-rated target bonus based on the number of weeks of severance paid;
•a pro-rated target bonus for the year of termination based on the number of weeks of employment during that year; and
•the cost of COBRA premiums for the same number of weeks as cash severance provided, grossed-up for taxes.
All of the cash payments described above for a termination without “cause” and quantified in the table below will also be paid to Messrs. Lake and
Creech upon resignation, subject to the execution and non-revocation of a release of claims and continued compliance with restrictive covenants.
In addition, Messrs. Mintern, Lake, Creech and Connolly and Ms. Buese’s employment agreements provide for notice periods ranging from six to 12 months, of which the Company may at its sole discretion choose to provide payment in lieu.
Death and Disability Benefits Under Insurance Policies and Employment Agreements
Messrs. Mintern and Connolly are both entitled to death and disability payments pursuant to the terms of their employment agreements.  In the event of death, each of Messrs. Mintern and Connolly is entitled to payment of three times his then current base salary (for a termination on December 31,
2025, these payments would total $5,250,000 and $1,793,159, respectively).  In the event of disability, each of Messrs. Mintern and Connolly is entitled to receive 2/3 of his then current base salary less the state disability pension, in each case, subject to the terms of the applicable insurance policy (for a termination on December 31, 2025, these payments would total $1,166,667 and $398,480, respectively).
Ms. Buese and Messrs. Lake and Creech are entitled to death and disability payments under the Company’s applicable insurance policies. In the event of death, each of Ms. Buese and Messrs. Lake and Creech is eligible for a target coverage of $5,000,000, provided through a combination of the Company’s group term life insurance plans and individual policies paid by the Company. In the event of a termination due to disability, under the applicable executive disability insurance programs, Ms. Buese is entitled to monthly disability payments until age 65 (for a termination on December
31, 2025, these payments would total $3,573,500) and each of Messrs. Lake and Creech is entitled to monthly disability payments until age 65 plus additional monthly disability payments for the lesser of 60 months or until age 67 (for a termination on December 31, 2025, these payments would total $4,639,350 and $8,637,400, respectively).
Mr. Buckley is entitled to death and disability payments under the Company’s insurance policy maintained for Dutch employees. In the event of a termination due to death or disability, Mr. Buckley is entitled to payments equal to two times his then current base salary (for a termination on December 31, 2025, this payment would be $2,084,910).

75
CRH PROXY STATEMENT 2026

Treatment of Equity Awards Under Equity Plans
The treatment of outstanding equity awards is covered by the relevant equity plan and the applicable award agreements as described below.
2025 Equity Incentive Plan
The following description sets forth the treatment of equity awards granted under the 2025 Equity Incentive Plan in the event of a termination of the
NEO’s employment. As of December 31, 2025, all the NEOs have RSUs and PSUs outstanding under the 2025 Equity Incentive Plan.
RSUs:
•Upon a termination of employment by the Company without “cause” or by the NEO for “good reason” (each as defined in the 2025 Equity Incentive
Plan), other than during the Change in Control Period, a pro-rata portion of the RSU that would have vested on the next vesting date will remain outstanding and eligible to vest as if the NEO had remained continuously employed through such vesting date.
•Upon a Change in Control, if the RSUs are not assumed, continued or substituted in connection with such Change in Control, they will become immediately vested prior to the Change in Control.
•Upon a Change in Control, if the RSUs are assumed, continued or substituted in connection with such Change in Control in accordance with the
2025 Equity Incentive Plan, they will remain outstanding and will accelerate and vest in full upon a termination Company without “cause” or by the
NEO for “good reason” during the Change in Control Period.
•Upon a termination of employment due to death or disability, all unvested RSUs will accelerate and vest in full.
•Upon a termination of employment due to retirement (a voluntary termination by the NEO after the NEO (x) has reached age 60 and (y) has provided five years of service to the Company), the RSUs will remain outstanding and continue to vest as if the NEO had remained continuously employed through each vesting date.
PSUs:
•Upon a termination of employment by the Company without “cause” or by the NEO for “good reason,” other than during the Change in Control
Period, a pro-rata portion of the PSUs will remain outstanding and eligible to vest based on the actual performance level.
•Upon a Change in Control, if the PSUs are not assumed, continued or substituted in connection with such Change in Control, the PSUs will vest immediately prior to such Change in Control at the greater of the target and the actual level of performance as of the date of such Change in
Control.
•Upon a Change in Control, if the PSUs are assumed, continued or substituted in connection with such Change in Control in accordance with the
2025 Equity Incentive Plan, they will remain outstanding and will accelerate and vest in full at the greater of the target and the actual level of performance upon a termination of employment by the Company without “cause” or by the NEO for “good reason” during the Change in Control
Period.
•Upon a termination of employment due to death or disability, the PSUs accelerate and vest in full at the target level of performance (or such greater level as determined by the Committee in its sole discretion).
•Upon a termination of employment due to retirement, a pro-rata portion of the PSUs will remain eligible to vest based on the actual performance level, as if the NEO had remained continuously employed through the vesting date.
2014 Performance Share Plan
The 2014 Performance Share Plan provides for termination protections in certain circumstances as described below. As of December 31, 2025, all of the NEOs except Ms. Buese held awards of performance shares under the 2014 Performance Share Plan.
•Upon a termination of employment due to (i) ill health, injury or disability or (ii) the employing company ceasing to be a member of the Company group, awards under the 2014 Performance Share Plan will vest pro-rata based on actual performance.
2013 Restricted Share Plan
The 2013 Restricted Share Plan provides for termination protections in certain circumstances as described below. As of December 31, 2025, only Mr.
Lake held awards under the 2013 Restricted Share Plan.
•Upon a termination of employment due to (i) ill health, injury or disability or (ii) the employing company ceasing to be a member of the Company group, Mr. Lake’s RSU awards granted under the 2013 Restricted Share Plan will vest pro-rata.

76
CRH PROXY STATEMENT 2026

Payments Upon Termination or in Connection with a Change of Control
The following table shows the potential incremental value of payments to each NEO upon certain termination situations, including in the event of a change in control of CRH, assuming a December 31, 2025 termination date and, where applicable, using the closing price on December 31, 2025 ($124.80).

Maximum Value of Payments
	(a)	(b)	(c)	(d)	(e)	(f)	(g)
	Name	Benefit or Payment	Resignation With Good Reason or Involuntary Termination Without Cause Absent a Change in Control ($)	Resignation With Good Reason or Involuntary Termination Without Cause in Connection with a Change In Control ($)	Disability ($)	Death ($)	Retirement ($)
(1)	Jim Mintern	Cash Payments	—	16,747,500	—	—	—
(2)		Unvested PSUs	2,834,673	16,630,826	16,630,826	8,504,018	2,834,673
(3)		Unvested RSUs	1,206,345	5,669,303	5,669,303	5,669,303	5,669,303
(4)		Health & Welfare Benefits	—	—	—	—	—
(1)	Nancy Buese	Cash Payments	2,317,992	3,662,800	—	—	—
(2)		Unvested PSUs	1,107,546	3,322,637	3,322,637	3,322,637	1,107,546
(3)		Unvested RSUs	1,355,116	4,984,018	4,984,018	4,984,018	4,984,018
(4)		Health & Welfare Benefits	49,450	74,175	—	—	—
(1)	Randy Lake	Cash Payments	5,523,000	5,523,000	—	—	—
(2)		Unvested PSUs	1,190,652	15,350,658	15,350,658	3,571,957	1,190,652
(3)		Unvested RSUs	506,689	8,519,307	8,519,307	2,381,221	2,381,221
(4)		Health & Welfare Benefits	50,322	50,322	—	—	—
(1)	Peter Buckley	Cash Payments	—	—	—	—	—
(2)		Unvested PSUs	650,731	6,462,890	6,462,890	1,952,193	650,731
(3)		Unvested RSUs	276,852	1,301,083	1,301,083	1,301,083	1,301,083
(4)		Health & Welfare Benefits	—	—	—	—	—
(1)	Nathan Creech	Cash Payments	3,881,600	3,881,600	—	—	—
(2)		Unvested PSUs	969,118	13,154,061	13,154,061	2,907,354	969,118
(3)		Unvested RSUs	1,296,187	6,091,522	6,091,522	6,091,522	6,091,522
(4)		Health & Welfare Benefits	45,915	45,915	—	—	—
(1)	Alan Connolly	Cash Payments	—	—	—	—	—
(2)		Unvested PSUs	241,460	3,728,193	3,728,193	724,379	241,460
(3)		Unvested RSUs	210,814	893,798	893,798	893,798	893,798
(4)		Health & Welfare Benefits	—	—	—	—	—
Notes:
1.For Mr. Mintern, the amounts in column (d) reflect a termination of employment in the event he resigns within 24 months of a Change in Control if such Change in
Control has resulted or will result in certain diminution of position, authority, duties or responsibilities, reduction in certain compensation elements or a requirement to relocate more than 50 miles from his principal place of employment, in each case, as further described above.
2.As of December 31, 2025, Mr. Buckley is retirement eligible under the 2025 Equity Incentive Plan.
3.The amounts in row (4) reflect payments of COBRA premiums for medical, dental, and vision coverage.
Non-management Director Compensation
Details of the compensation paid to non-management Directors in 2025 are set out on page 23.
Compensation Committee Interlocks and Insider Participation
The members of the Committee during fiscal year 2025 were Lamar McKay, Richie Boucher, Caroline Dowling, Richard Fearon, Johan Karlström, Shaun
Kelly, Gillian L. Platt, Mary K. Rhinehart and Siobhán Talbot, all of whom were determined by the Board to be independent. No member of the Compensation
Committee has been an executive officer or employee of the Company, and, other than described on page 83 with respect to Ms. Talbot and her immediate family member’s employment with a wholly owned subsidiary, no member of the Compensation Committee had any relationships during fiscal year 2025 requiring disclosure by the Company under applicable SEC rules requiring disclosure of certain relationships and related party transactions. No member of the
Compensation Committee or the Board served during fiscal year 2025 as an executive officer of another entity at which one of the Company’s executive officers served as a director or member of such entity’s compensation committee (or other committee serving an equivalent function).

77
CRH PROXY STATEMENT 2026

CEO Pay Ratio
For fiscal year 2025, the ratio of our Chief Executive Officer’s Annual Total Compensation to the median employee’s Annual Total Compensation was
303:1.
To identify our median employee, we used the following methodology, material assumptions, adjustments and estimates:
•SEC rules permit us to use the same median employee for up to three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. In the event of such a change, SEC rules permit us to use another employee whose compensation is substantially similar to the original median employee based on the compensation measure used to select the original median employee. For purposes of calculating annual total compensation under SEC rules, the Company identified a median employee as of October 1, 2024 (the ‘Determination Date’).
•As of the Determination Date, we employed approximately 79,791 employees worldwide, including those employed on a full-time, part-time, seasonal or temporary basis, which includes 45,665 associates in the United States, 4,082 associates in Canada and 30,044 associates who reside outside of the United States and Canada in 35 countries. In calculating the pay ratio, we excluded, under the de minimis exception to the pay ratio rule, employees in 21 countries as follows: Ukraine (903), Hungary (838), Spain (500), Mexico (377), Sweden (315), Serbia (292), Malaysia
(88), Estonia (49), Croatia (49), China (48), Other Corporate Entities (39), India (27), Isle of Man (273), Austria (20), Singapore (20), Luxembourg
(15), Italy (14), United Arab Emirates (7), Czech Republic (7), Norway (6), New Zealand (4), representing 4.6% of our total global workforce as of the
Determination Date.
•The median employee identified as of the Determination Date had a variation in their circumstances. Accordingly, the Company revisited the data from the Determination Date and selected a substitute median employee as of Determination Date whose compensation was next closest to the original median employee’s compensation value and calculated total compensation for such employee using the same methodology. We identified our median employee as of the Determination Date by comparing a consistently applied compensation measure consisting of salary, wages and incentive fees, as reflected in our payroll records and as reported to the local tax authorities (the ‘Estimated Compensation’) for all employees, excluding our Chief Executive Officer, who were employed by us on the Determination Date. No cost-of-living adjustments were made. No eligible employees were removed due to tenure. To ensure accuracy and stability, we expanded the range by selecting 13 employees above and 13 employees below the initially calculated median employee. From this population, we identified the employee closest to the median who has not had a job change (promotion/demotion) within the full fiscal year and has not experienced a significant year-over-year compensation variability due to variable compensation elements. For this determination, the actual median employee was identified to fit these criteria.
•For non-U.S. employees, we converted their Estimated Compensation to U.S. Dollars from the applicable local currency using the October 1, 2024 exchange rate.
•After identifying the median employee based on Estimated Compensation, we calculated Annual Total Compensation (as defined below) for that employee using the same methodology we used for our NEOs as set forth in the 2025 Summary Compensation Table on page 67.
•The Annual Total Compensation of our Chief Executive Officer was $17,841,808 and the Annual Total Compensation of our median employee, other than our Chief Executive Officer, was $58,919.
The SEC’s rules for identifying the median compensated associate and calculating the pay ratio based on that associate’s Annual Total Compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their associate populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different associate populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
The above information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of
Regulation S-K (‘Annual Total Compensation’) of our median associate and the Annual Total Compensation of our Chief Executive Officer has been provided as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K.

78
CRH PROXY STATEMENT 2026

Pay Versus Performance
The following table sets forth certain information with respect to the Company’s financial performance and the compensation paid to our NEOs for the fiscal years ended on December 31, 2025, December 31, 2024 and December 31, 2023.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
					Value of Initial Fixed $100 Investment(7) Based On:
Fiscal Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(4)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)(4)(5)	CRH Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(6)	Net Income ($ in millions)	Adjusted EBITDA* ($ in millions)(7)
2025	17,841,808	29,683,003	7,858,667	13,043,472	262.13	109.10	3,780	7,681
2024	13,582,146	39,593,471	6,157,742	12,319,603	191.52	98.70	3,521	6,930
2023	13,760,706	46,251,328	6,036,557	10,816,925	140.89	98.74	3,072	6,176
2022	11,475,917	(3,236,277)	4,419,756	2,084,718	77.57	87.73	3,889	5,388
Notes:
*Represents a non-GAAP financial measure. See the discussion within ‘Reconciliation of Non-GAAP Figures’ in Annex A for a definition and reconciliation to the most directly comparable GAAP measure.
(1)The principal executive officer (‘PEO’) for fiscal year 2025 was Mr. Mintern. The PEO for fiscal years 2022 to 2024 was Mr. Manifold. Mr. Manifold retired from his role as the PEO with effect from December 31, 2024. As an FPI in fiscal year 2023, the Company was required to provide executive compensation disclosure on an individual basis only for Mr. Manifold and Mr. Mintern in accordance with the requirements of Form 20-F. In fiscal year 2024, the Company determined that it no longer qualified as an FPI effective January 1, 2025, and Mr. Buckley, Mr. Creech and Mr. Lake became NEOs in fiscal year 2024. Accordingly, for fiscal year 2023, only the compensation details of Mr. Mintern are included in the Non-PEO NEO details above.
(2)In calculating the compensation actually paid amounts reflected in these columns, the fair value or change in fair value, as applicable, of the equity award adjustments included in such calculations was computed in accordance with FASB ASC Topic 718. This valuation assumption used to calculate such fair values did not materially differ from those disclosed at the time of grant
(3)To calculate the Compensation Actually Paid (CAP) for the PEO, the following adjustments were made to the Summary Compensation Table (SCT) total compensation, calculated in accordance with the SEC methodology for determining CAP for each year shown:

		Adjustments to SCT
Fiscal Year	SCT Total for PEO ($)	Less: Grant Date Fair Value of Awards Reported in FY SCT ($)	Less/Plus: Change in Pension Value ($)	Plus: Pension Service Cost and Associated Prior Service Cost ($)	Plus: Year-End Fair Value of Awards granted in FY that are outstanding and unvested as of end of FY ($)	Plus: Vesting Date Fair Value of Awards that are granted and vested in the same FY ($)	Plus: Change in Fair Value of Prior Year Awards outstanding and unvested as of end of FY ($)	Plus/Less: Change in Fair Value of Prior Year Awards that vested in FY ($)	Less: Prior Year Awards that fail to meet vesting conditions during FY ($)	Plus: Dividends or other earnings paid on all awards in FY prior to vesting date ($)	CAP for PEO ($)
2025	17,841,808	(12,041,637)	(170,762)	62,000	18,585,927	—	4,599,854	58,386	—	747,427	29,683,003
2024	13,582,146	(8,307,724)	(50,929)	—	8,060,676	—	19,527,637	2,699,758	—	4,081,907	39,593,471
2023	13,760,706	(8,086,438)	(857,367)	—	9,553,746	—	26,063,718	2,328,964	—	3,487,998	46,251,328
2022	11,475,917	(6,658,789)	—	86,153	3,553,806	—	(9,963,460)	(2,050,846)	—	320,943	(3,236,277)
Notes:
(4)The non-PEO NEOs represent the following individuals for each of the years shown:
•2025: Nancy Buese (Current Chief Financial Officer), Randy Lake (Chief Operating Officer), Peter Buckley (President, International Division), Nathan Creech
(President, Americas Division), and Alan Connolly (Former Interim Chief Financial Officer).
•2024: Jim Mintern (Current Chief Executive Officer and Former Chief Financial Officer), Randy Lake (Chief Operating Officer), Peter Buckley (President, International
Division) and Nathan Creech (President, Americas Division).
•2022 and 2023: Jim Mintern (Current Chief Executive Officer and Former Chief Financial Officer).
(5)To calculate the CAP for the non-PEO NEOs, the following adjustments were made to SCT total compensation, calculated in accordance with the SEC methodology for determining CAP for each year shown:

79
CRH PROXY STATEMENT 2026

		Adjustments to SCT
Fiscal Year	SCT Total for Non-PEO NEOs ($)	Less: Grant Date Fair Value of Awards Reported in FY SCT ($)	Less/Plus: Change in Pension Value ($)	Plus: Pension Service Cost and Associated Prior Service Cost ($)	Plus: Year-End Fair Value of Awards granted in FY that are outstanding and unvested as of end of FY ($)	Plus: Vesting Date Fair Value of Awards that are granted and vested in the same FY ($)	Plus/Less: Change in Fair Value of Prior Year Awards outstanding and unvested as of end of FY ($)	Plus/Less: Change in Fair Value of Prior Year Awards that vested in FY ($)	Less: Prior Year Awards that fail to meet vesting conditions during FY ($)	Plus: Dividends or other earnings paid on all awards in FY prior to vesting date ($)	CAP for Non-PEO NEOs ($)
2025	7,858,667	(4,811,338)	—	11,876	7,082,193	—	2,169,468	435,976	—	296,630	13,043,472
2024	6,157,742	(3,141,682)	(8,781)	21,776	3,034,406	—	4,780,449	792,058	—	683,635	12,319,603
2023	6,036,557	(3,045,382)	(712,490)	47,571	3,623,851	—	4,000,348	391,772	—	474,698	10,816,925
2022	4,419,756	(2,352,655)	—	60,937	1,243,102	—	(974,832)	(446,574)	—	134,984	2,084,718
Notes:
(6)The selected peer group is the S&P 500 Materials Section. The comparison of TSRs assumes that $100 was invested on December 31, 2021 in Ordinary Shares and the S&P 500 Index and that dividends were reinvested when and as paid.
(7)Our company-selected measure, which is the measure we believe represents the most important financial performance not otherwise presented in the table above that we use to link CAP to our NEOs for fiscal year 2025 to our Company’s performance, is Adjusted EBITDA*. Adjusted EBITDA* is a key driver of CRH’s financial performance and is widely used by investors, shareholders and other stakeholders in their assessment of CRH’s performance. It also drives all long-term financial metrics (Cash Flow and RONA) and all short-term financial metrics (Cash Flow, EPS and RONA).
*Represents a non-GAAP financial measure. See the discussion within ‘Reconciliation of Non-GAAP Figures’ in Annex A for a definition and reconciliation to the most directly comparable GAAP measure.
The items listed below represents an unranked list of the performance measures we consider most important in linking compensation actually paid to our NEOs to Company performance for the fiscal year ended December 31, 2025:

Most Important Performance Measures for PEO and Non-PEO NEOs(8)
Adjusted EBITDA*
Cash Flow
RONA
Note:
(8)The most important performance measures include our company selected measure and the two financial metrics used for long-term incentive awards with performance-
based vesting, as described in our CD&A.
The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s TSR, as well as the relationship between our TSR and the TSR of our peer group:

Compensation Actually Paid vs. Total Shareholder Return
$262.13
$191.52
$140.89
$77.57
$87.73
$98.74
$98.70
$109.10
$46.3M
$39.6M
$29.7M
$10.8M
$12.3M
$13.0M
$2.1M
-$3.2M
2022
2023
2024
2025
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
CRH TSR
Peer Group TSR

80
CRH PROXY STATEMENT 2026

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s Net
Income:

Compensation Actually Paid vs. Net Income
$3,889M
$3,072M
$3,521M
$3,780M
$46.3M
$39.6M
$29.7M
$10.8M
$12.3M
$13.0M
$2.1M
-$3.2M
2022
2023
2024
2025
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Net Income

The following chart illustrates the relationship between CAP for our PEO and the average CAP for our Non-PEO NEOs against the Company’s
Adjusted EBITDA:

Compensation Actually Paid vs. Adjusted EBITDA
$5,388M
$6,176M
$6,930M
$7,681M
$46.3M
$39.6M
$29.7M
-$3.2M
$2.1M
$10.8M
$12.3M
$13.0M
2022
2023
2024
2025
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEOs)
Adjusted EBITDA

81
CRH PROXY STATEMENT 2026

Share Ownership Information
Shareholdings of Certain Owners and Management
The table below shows the total number of our Ordinary Shares beneficially owned by (i) each of our Directors and NEOs, (ii) all those known by us to
beneficially own more than 5% of our Ordinary Shares and (iii) all of our Directors and executive officers as a group, as of          , 2026. Unless
otherwise indicated, (i) each beneficial owner listed below has sole voting and dispositive power over the securities held and (ii) the address of each beneficial owner listed in the following table is c/o CRH, Stonemason’s Way, Rathfarnham, Dublin 16, D16 KH51, Ireland.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days.

Security Ownership (i)
Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Held (v)	Percent of Outstanding Shares
Non-management Directors
Richie Boucher	26,593	*
Lamar McKay	5,976	*
Caroline Dowling	2,976	*
Richard Fearon	145,776	*
Johan Karlström	3,976	*
Shaun Kelly	5,976	*
Badar Khan	4,476	*
Gillian L. Platt	3,133	*
Mary K. Rhinehart	3,272	*
Siobhán Talbot	9,526	*
Christina Verchere	2,976	*
Executive Officers
Jim Mintern	57,612	*
Nancy Buese	16,833	*
Randy Lake	106,892	*
Peter Buckley	171,367	*
Nathan Creech	149,919	*
Kristin Lane	19,581	*
Pádraig Ó Ríordáin	3,980	*
Juan Pablo San Agustín	51,807	*
Philip Wheatley	53,156	*
Total Directors and Executive Officers as a Group (20 persons)	845,803	*
Greater Than 5% Beneficial Owners
Vanguard (ii)	79,117,624	11.8%
BlackRock Inc. (iii)	45,908,063	6.9%
Fidelity (iv)	36,156,016	5.4%
Notes:
*Indicates person has beneficial ownership of less than 1%.
(i)For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any Ordinary Shares that such person has the right to acquire within 60 days of the date of determination.
(ii)Based solely on the Schedule 13G/A filed by The Vanguard Group and its affiliates (‘Vanguard’) with the SEC on January 7, 2026. Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such Ordinary Shares. The address for Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(iii)Based solely on the Schedule 13G filed by BlackRock, Inc. and its affiliates (‘BlackRock’) with the SEC on January 21, 2026. The address for BlackRock is 50 Hudson
Yards, New York, New York 10001.
(iv)Based solely on the Schedule 13G filed by FMR LLC and its affiliates (‘Fidelity’) and Abigail P. Johnson with the SEC on November 12, 2024. The address of each of these individuals and entities is c/o FMR LLC, 245 Summer Street, Boston, Massachusetts 02210. The following entities beneficially own shares of Ordinary Shares:
FIAM LLC, Fidelity Diversifying Solutions LLC, Fidelity Institutional Asset Management Trust Company, Fidelity Management & Research Company LLC, Fidelity
Management Trust Company, and Strategic Advisers LLC.
(v)Includes the number of Ordinary Shares underlying RSUs that vest within 60 days of          , 2026, as applicable, excluding dividend equivalent units that will vest in that period.
Section 16(a) Reports
Section 16(a) of the Exchange Act and SEC rules require our Directors, executive officers, and beneficial owners of more than 10% of our Ordinary Shares to file reports of their ownership and changes in ownership of our Ordinary Shares with the SEC. Based solely on our review of the reports filed during 2025 and questionnaires from our Directors and executive officers, we determined that no Director, executive officer, or beneficial owner of more than 10% of our Ordinary Shares failed to file an ownership report on a timely basis during 2025.

82
CRH PROXY STATEMENT 2026

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes information, as of December 31, 2025, relating to our equity compensation plans pursuant to which grants of options, restricted share awards, performance share awards, deferred share awards or other rights to acquire our Ordinary Shares may be granted from time to time.

Plan Category	(A) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(B) Weighted - Average Exercise Price of Outstanding Options, Warrants and Rights ($) (3)	(C) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (4)
Equity compensation plans approved by security holders (1)	7,270,122	35.07	14,632,632
Equity compensation plans not approved by security holders (2)	271,883	—	—
Total	7,542,005	35.07	14,632,632
Notes:
(1)Includes the 2025 Equity Incentive Plan, the 2014 Performance Share Plan, the Company’s Savings-related Share Option Schemes and the Irish Share Participation
Schemes, each of which has been approved by the shareholders. No further awards may be granted under the 2014 Performance Share Plan. For a description of these plans, please see pages 60 to 62 and 65.
(2)Includes the 2014 DSBP and the 2013 Restricted Share Plan. No further awards will be granted under the 2014 DBSP or the 2013 Restricted Share Plan.
(3)The weighted average exercise price of outstanding options, warrant and rights excludes awards under the 2025 Equity Incentive Plan, the 2014 Performance Share
Plan, the 2013 Restricted Share Plan and the 2014 DSBP because awards under such plans do not have an exercise price.
(4)The Company has an aggregate of 14.6 million Ordinary Shares available for issuance under equity compensation plans, comprised of 13.3 million Ordinary Shares available for issuance pursuant to the 2025 Equity Incentive Plan and 1.3 million shares available for issuance pursuant to the Savings-related Share Option that may be offered by CRH’s Irish and UK employing entities.
Related Party Transactions
We have a written policy and procedures with respect to the review, approval and monitoring of any proposed transactions with related persons.
Under this policy, all related person transactions are prohibited unless approved by the Nomination & Corporate Governance Committee, which will approve a transaction only if it determines that the transaction is not inconsistent with the interests of the Company and its shareholders. In addition, the CoBC, which sets forth standards applicable to all employees, officers and directors of the Company, requires that all employees, officers and directors must disclose all potential conflicts of interest and promptly take actions to eliminate a conflict when the Company so requests.
If it is inappropriate for the Nomination & Corporate Governance Committee to review and consider the approval of a proposed related party transaction for reasons of conflict of interests or otherwise, then the proposed transaction will be approved by another independent body of the
Board. In addition, if a proposed related party transaction involves a related party who is a member of the Nomination & Corporate Governance
Committee (or such alternate independent body considering such transaction) or an immediate family member thereof, such Director may not participate in any discussion or vote regarding approval or rejection of such transaction, although such director may be counted in determining the presence of a quorum at a meeting to review such transaction.
The Nomination & Corporate Governance Committee has delegated authority to the Chair of the Committee to approve certain transactions subject to the policy. A summary of any new transactions approved by the Chair is provided to the Nomination & Corporate Governance Committee for its
review at its next scheduled meeting.
Transactions with Related Persons
BlackRock
Based on a Schedule 13G filed with the SEC, BlackRock held more than 5% of CRH’s outstanding ordinary shares during 2025. During 2025, CRH had an approximate daily balance of $429,000,000 in a money market fund managed by BlackRock, for which BlackRock received fees of approximately $316,000 based on the amounts invested. Additionally, one of the Company’s wholly-owned subsidiary’s pension scheme investments are managed through BlackRock which resulted in approximately $16,000 of fees. These transactions with BlackRock have been conducted in the ordinary course of business and on customary terms negotiated on an arm’s-length basis, and they have been approved in line with the Company’s policy on transactions with related persons.
Fidelity
Based on a Schedule 13G filed with the SEC, Fidelity held more than 5% of CRH’s outstanding ordinary shares during 2025. During 2025, certain recordkeeping and other administrative services for the 401(k) employee contribution and employer match programs in the United States were managed by Fidelity which resulted in approximately $1,202,000 of fees. In addition, in connection with the migration of the administration of its equity incentive plans to Fidelity, CRH received a transition assistance payment of $350,000. These transactions with Fidelity have been conducted in the ordinary course of business and on customary terms negotiated on an arm’s-length basis, and they have been approved in line with the
Company’s policy on transactions with related persons.
Extech Building Materials
During fiscal year 2025, Extech Building Materials (‘Extech’) purchased building materials totaling approximately $6,988,000 from certain of our wholly-owned subsidiaries. Extech is majority owned by the family of Bob Feury, CRH’s former Chief Culture & People Officer, who owns a minority equity stake in Extech. Mr. Feury’s father, Robert Feury Sr., is a director and part owner of Extech, his brother, Tim Feury, is Extech’s chief executive and part owner and his brother, Brian Feury, is Extech’s chief operating officer and part owner. These transactions with Extech were conducted on an arm’s-length basis in the ordinary course of business and they have been approved in line with the Company’s policy on transactions with related persons.

83
CRH PROXY STATEMENT 2026

Familial Employment Relationships
An immediate family member (as defined by Item 404 of Regulation S-K) of Siobhán Talbot, one of our non-management Directors, is employed by an indirect wholly owned subsidiary of the Company in an operational role.  In 2025, the immediate family member received total compensation in the amount of approximately $130,000, inclusive of salary, overtime, annual bonus and certain benefits in the ordinary course. Decisions as to the immediate family member’s compensation are based on merit and made pursuant to the Company’s compensation policies and practices applicable to other similarly situated employees. The immediate family member’s employment and related compensation has been approved in line with the
Company’s policy on transactions with related persons.
Keaton Clay, the son-in-law of Randy Lake, our Chief Operating Officer, is employed by Oldcastle Infrastructure, an indirect wholly owned subsidiary of the Company, in a sales representative role. In 2025, Mr. Clay received total compensation in the amount of approximately $138,500, inclusive of salary, annual bonus and certain benefits in the ordinary course. Decisions as to Mr. Clay’s individual compensation are based on merit and made pursuant to the Company’s compensation policies and practices applicable to other similarly situated employees. Mr. Clay’s employment and related compensation has been approved in line with the Company’s policy on transactions with related persons.
Insider Trading Arrangements and Policies
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing transactions in our securities by our Directors and employees, as well as by
CRH itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our 2025 Annual Report.
IMAGE PLACEHOLDER

84
CRH PROXY STATEMENT 2026

General Information
This Proxy Statement relates to the solicitation
of votes or proxies by CRH, on behalf of the
Board, for use at the Company’s 2026 AGM
and at any adjournment or postponement of
such meeting. The Company bears the cost of
solicitation of proxies by the Company. In
addition to this mailing, our Directors,
executive officers, and employees in the
ordinary course of their employment, without
special compensation other than
reimbursement of expenses, may solicit
proxies personally, electronically, by telephone,
or with additional mailings. We are paying D.F.
King a fee of approximately $40,750 for
assistance with soliciting proxies. We may also
reimburse intermediaries, fiduciaries,
custodians, and brokerage houses, for their
expenses incurred in forwarding these
materials to the beneficial owners of shares
held in their names.
The Company’s website address is
www.crh.com. We include website addresses
throughout this Proxy Statement for reference
only. The information contained in, or available
through, these websites is not part of, or
incorporated by reference into, this Proxy
Statement. Addresses, including electronic
addresses provided in this Proxy Statement,
are provided solely for the purposes so
specified. You may not use any electronic
address provided in this Proxy Statement or
other proxy materials to communicate with the
Company for any purpose other than those
expressly stated herein or therein.
What is the date, time and location
of the 2026 AGM?
The 2026 AGM of CRH will be held at the
Royal Marine Hotel, Marine Road, Dun
Laoghaire, Co. Dublin, Ireland at 11:00 a.m.
(Dublin) on Thursday, May 7, 2026.
Where can I locate information
regarding the 2026 AGM?
Information regarding the 2026 AGM, including
a copy of this Proxy Statement, our 2025
Annual Report, proxy card (together, the ‘Proxy
Materials’), the Irish Statutory Accounts and
copies of any other documentation relating to
the 2026 AGM is available on the CRH
website, www.crh.com. To access these
documents, please select AGM under
“Shareholder Center” in the Investors section
of the website.
What is the “Notice-and-Access”
model and why did the Company
elect to use it?
We are making this Proxy Statement and 2025
Annual Report available to Ordinary
Shareholders on the Internet under the SEC’s
Notice-and-Access model. On or
about          , 2026, we will mail to all
shareholders (as of the close of business on
the Record Date) a Notice of Internet
Availability in lieu of mailing a full printed set of
the Proxy Materials. Accordingly, on or
about          , 2026, our Proxy Materials are
first being made available to our shareholders
on www.envisionreports.com/CRH. The Notice
of Internet Availability includes instructions for
accessing an electronic copy of the Proxy
Materials on the internet and for how to vote.
The Notice of Internet Availability also includes
instructions on how to request a full set of
printed Proxy Materials.
We believe the electronic method of delivery
under the Notice of Internet Availability model
will decrease postage and printing expenses,
expedite delivery of Proxy Materials to you, and
reduce our environmental impact, and we
encourage you to take advantage of the
availability of the Proxy Materials on the
Internet. If you received the Notice of Internet
Availability but would like to receive a full
printed set of the Proxy Materials in the mail,
you may follow the instructions in the Notice of
Internet Availability for requesting such
materials.
Why did I receive a Notice in the
mail regarding the Notice of Internet
Availability of Proxy Materials instead
of a full set of printed Proxy Materials?
Under rules adopted by the SEC, we are
making the Proxy Materials available to our
shareholders primarily through the Internet
(“Notice-and-Access”). On or about          ,
2026, we will mail the Notice of Internet
Availability to holders of our Ordinary Shares at
the Record Date (7:00 p.m. (Dublin)/3:00 p.m.
(New York) on Wednesday, March 11, 2026,
other than to those shareholders who
previously requested electronic or paper
delivery of communications from us. The
Notice of Internet Availability contains
instructions on how to access an electronic
copy of our Proxy Materials, including this
Proxy Statement and our 2025 Annual Report
to shareholders. The Notice of Internet
Availability also contains instructions on how to
request a paper copy of the Proxy Materials.
We believe that this process will allow us to
provide you with the information you need in a
timely manner, while conserving natural
resources and lowering the costs of printing
and distributing our Proxy Materials.
Can I access proxy materials
on the Internet?
The Notice of Internet Availability will provide
you with instructions for viewing our proxy
materials for the 2026 AGM at
www.envisionreports.com/CRH. You may elect
to receive an e-mail, which will provide a link to
these documents on the internet instead of
waiting to receive the Notice of Internet
Availability to access the Proxy Materials.
Can I vote my shares by filling out
and returning the Notice of Internet
Availability?
No. The Notice of Internet Availability only
identifies the items to be voted on at the 2026
AGM. You cannot vote by marking the Notice
of Internet Availability and returning it. The
Notice of Internet Availability provides
instructions on how to cast your vote. For
additional information, see “How do I vote my
shares and what are the voting deadlines?”
Why didn’t I receive a Notice of
Internet Availability in the mail
regarding the internet availability
of the Proxy Materials?
We are providing some of our shareholders,
including shareholders who have previously
requested to receive paper copies of the Proxy
Materials, with paper copies of the Proxy
Materials instead of a Notice of Internet
Availability. In addition, we are providing the
Proxy Materials by e-mail to those
shareholders who have previously elected
delivery of the proxy materials electronically.
Those shareholders should have received an e-
mail containing a link to the website where
those materials are available and a link to the
proxy voting website.
Why are there two sets of Financial
Statements covering the same fiscal
period?
CRH's 2025 Annual Report contains financial
statements for 2025 prepared in accordance
with U.S. GAAP and filed with the SEC on
Form 10-K on February 18, 2026.
CRH is required under the Irish Companies Act
2014 to prepare financial statements in
accordance with IFRS as adopted by the
European Union (the ‘Irish Statutory
Accounts’). A copy of the Irish Statutory
Accounts for 2025, including the reports of our
Directors and auditors thereon, is available on
the Company's website, www.crh.com, under
the heading "Shareholder Center", and will be
laid before the 2026 AGM.

85
CRH PROXY STATEMENT 2026

What is the Record Date for
the 2026 AGM?
The Record Date for the 2026 AGM is 7:00
p.m. (Dublin)/3:00 p.m. (New York) on
Wednesday, March 11, 2026 for Ordinary
Shareholders and, 7:00 p.m. (Dublin)/2:00p.m.
(New York) on Sunday, May 3, 2026 for 7%
Preference Shareholders, and references to
Record Date in this Proxy Statement shall be
construed accordingly.
A shareholder must hold their interest in CRH
Ordinary Shares or 7% Preference Shares (see
“How do I know what category of shareholder I
am?”) on the applicable Record Date in order
to exercise their right to participate and vote at
the 2026 AGM, and any change after the
applicable Record Date shall be disregarded in
determining the right of that person to attend
and vote at the meeting.
The Record Date is earlier than the date of the
2026 AGM. Accordingly, if a shareholder
acquires Ordinary Shares or 7% Preference
Shares after the applicable Record Date, they
may vote those shares only if they are
appointed as a proxy to do so from the person
who held the shares on the applicable Record
Date.
If the meeting is adjourned, any change to the
Record Date (and/or voting deadlines) will be
communicated to shareholders by the
Company.
Who can vote at the 2026 AGM?
You can vote at the 2026 AGM if you were a
Ordinary Shareholder in the Company at 7:00
p.m. (Dublin)/3:00 p.m. (New York) on
Wednesday, March 11, 2026, or for the
purposes of Proposal 9 only, a 7% Preference
Shareholder at 7.00 p.m. (Dublin)/2:00p.m.
(New York) on Sunday, May 3, 2026.
The 7% Preference Shareholders are entitled
to vote in respect of a capital reduction of the
Company and will therefore be entitled to vote
on Proposal 9 at the 2026 AGM with the
Ordinary Shareholders, voting as a single
class, but the 7% Preference Shareholders are
unable to vote on any other Proposals at the
2026 AGM.
The 5% Preference Shareholders are not
entitled to vote on any Proposals at the 2026
AGM. The 5% Preference Shareholders are
entitled to vote at the 5% Preference Share
Scheme Meeting, and the 7% Preference
Shareholders are entitled to vote at the 7%
Preference Share Scheme Meeting. Separate
notices and related materials have been sent to
the Preference Shareholders in respect of the
Scheme Meetings.
As of March 11, 2026, there were 669,399,849
Ordinary Shares outstanding (excluding
Treasury Shares), each of which entitles the
holder to one vote for each matter to be voted
on at the 2026 AGM.
How do I know what category
of shareholder I am?
‘Registered shareholders’ refers to persons
listed on the register of members (i.e. those
shareholders whose shareholding is evidenced
by their Statement of Holding and who do not
hold their interests in shares as street name
holders or DI holders).
‘Street name holders’ refers to persons who
hold their interests in CRH shares in a
brokerage account or via a broker, bank or
other nominee that is a participant in DTC.
‘DI holders’ refers to holders of CRH UK
Depository Interests entered in the register of
DI Holders of the Company.
References to ‘shareholder’ in this “General
Information” section refers to registered
shareholders, street name holders and DI
holders.
How do I vote?
The process for appointing a proxy and/or
voting in connection with the Proposals to be
voted on at the 2026 AGM depends on how
you hold your shares (see “How do I know
what category of shareholder I am?”).
The information in this section in respect of
voting procedures for street name holders and
DI holders (see further below) is for guidance
only and such persons should consult their
stockbroker or the intermediary through which
they acquired their shares at the earliest
opportunity for further information on the
processes and timelines for submitting proxies
and voting instructions for the 2026 AGM.
1. Registered shareholders:
Registered shareholders at the Record Date
may vote by proxy or in person.
Voting by proxy
Registered shareholders may vote by proxy in
advance of the deadline for voting of 11:00
a.m. (Dublin)/6:00 a.m. (New York) on May 5,
2026 by using any one of the following
methods:
(i)online by visiting www.envisionreports.com/
CRH or scanning the QR code and following
the instructions on their proxy card; or
(ii)by mail, if a registered shareholder received
printed Proxy Materials, by following the
instructions on their proxy card and
returning their completed proxy card in the
postage-paid envelope accompanying their
proxy materials.
A registered shareholder may also appoint a
proxy by delivering their proxy card (or a proxy
in the form set out in Section 184 of the
Companies Act 2014) to the Company
Secretary, CRH, 42 Fitzwilliam Square, Dublin
2, D02 R279, Ireland, to be received no later
than 11:00 a.m. (Dublin)/6:00 a.m. (New York)
on May 5, 2026. A proxy is not required to be
a shareholder of the Company.
Registered shareholders eligible to attend and
vote at the 2026 AGM may exercise their right
to vote at the 2026 AGM by appointing one or
more proxies, who need not be a shareholder,
to attend, speak and vote instead of the
registered shareholder. Registered
shareholders may appoint the Chair of the
2026 AGM or another individual, who need not
be a shareholder of the Company, as their
proxy. Appointment of a proxy does not
preclude shareholders from attending and
voting at the 2026 AGM should they
subsequently wish to do so.
In the case of joint holders, the vote of the
senior holder who tenders a vote, whether in
person or by proxy, will be accepted to the
exclusion
of the votes of the other registered
shareholder(s) and, for this purpose, seniority
will be determined by the order in which the
names stand in the register of members.
Voting in person
Registered shareholders may alternatively
attend the 2026 AGM in person to vote in
person.
2. Street name holders:
Only those street name holders holding Ordinary
Shares on the Record Date are entitled to vote on
the Proposals in respect of such shares.
Voting by proxy
Street name holders may direct their broker,
bank or other nominee on how to vote their
shares by following the instructions for voting
on the voting instruction form provided by their
broker, bank or other nominee. If a street name
holder does not direct their broker, bank or
other nominee on how to vote their shares on
their voting instruction form, their shares will
not be voted at the 2026 AGM on certain
matters (see “What are broker non-votes and
what effect do they have?”). Please note that
the deadline for voting by street name holders
is 4:59 a.m. (Dublin) on May 5, 2026/11:59
p.m. (New York) on May 4, 2026. We
encourage street name holders to
communicate their voting decisions to their
broker, bank or other nominee by the time
prescribed by their broker, bank or other
nominee well in advance of this deadline to
ensure that their vote will be counted.
Voting in person
If a street name holder wishes to vote in
person at the 2026 AGM, they must obtain a
legal proxy from their broker, bank or other
nominee and present it to the Company
Secretary or other Company representative, at
the 2026 AGM.
3. DI holders:
DI holders on the Record Date are entitled to
provide voting instructions to Computershare
U.K. in respect of the number of DIs registered
in their name(s) at that time.

86
CRH PROXY STATEMENT 2026

Voting by proxy
DI holders may direct Computershare U.K. to
vote the shares represented by their DIs in two
ways:
(A)By Internet—CREST. Issue an instruction
through the CREST electronic voting
appointment service using the procedures
described in the CREST manual (available
from www.euroclear.com). CREST personal
members or other CREST sponsored
members, and those CREST members who
have appointed a voting service provider,
should refer to their CREST sponsor or
voting services provider, who will be able to
take the appropriate action on their behalf.
For instructions made using the CREST
service to be valid, the appropriate CREST
message (a CREST Voting Instruction) must
be properly authenticated in accordance
with the specifications of Euroclear U.K. &
International Limited (‘EUI’) and must
contain the information required for such
instructions, as described in the CREST
Manual. The message, regardless of
whether it relates to the voting instruction or
to an amendment to the instruction given to
Computershare U.K., must be transmitted
so as to be received by the Company’s
agent (ID 3RA50) by no later than 11:00
a.m. (Dublin)/6:00 a.m. (New York) on May
4, 2026.
The time of receipt will be taken to be the
time (as determined by the timestamp
applied to the CREST Voting Instruction by
the CREST applications host) from which
the Company’s agent is able to retrieve the
CREST Voting Instruction by inquiry to
CREST in the manner prescribed by
CREST. EUI does not make available
special procedures in CREST for any
particular messages. Normal system timings
and limitations apply to the transmission of
a CREST Voting Instruction. It is the
responsibility of the CREST member to take
(or to procure that the CREST sponsor or
voting service provider takes) such action
necessary to ensure that a CREST Voting
Instruction is transmitted by any particular
time. CREST members and, where
applicable, their CREST sponsors or voting
service providers, are referred to those
sections of the CREST Manual concerning
practical limitations of the CREST system
and timings.
(B)By Mail. Complete and return a Form of
Instruction to Computershare U.K. by
posting it to Computershare Investor
Services PLC, The Pavilions, Bridgwater
Road, Bristol, BS99 6ZY, United Kingdom.
To be effective, all Forms of Instruction
must be received by Computershare U.K.
by 11:00 a.m. (Dublin)/6:00 a.m. (New York)
on May 5, 2026. Computershare U.K., as
the depositary, will then make arrangements
to vote your underlying shares according to
your instructions.
Voting in person
DI holders who wish to attend and vote at the
2026 AGM in person must obtain a Letter of
Representation from their broker or nominee
and then provide this letter by e-mail to
Computershare U.K. at
ukallditeam2@computershare.co.uk by 11:00
a.m. (Dublin)/6:00 a.m. (New York) on May 4,
2026. Computershare U.K., on behalf of
Computershare Trust Company N.A., will then
provide the DI holder with a separate Letter of
Representation which will confirm the amount
of Ordinary Shares they will represent, allowing
the DI Holder to attend, speak and vote at the
2026 AGM.
DI holders must bring the Letter of
Representation and present it to the Company
Secretary or other Company representative at
the 2026 AGM. Any DI holders that do not
follow the above process will be unable to vote
their Ordinary Shares in person at the 2026
AGM.
How do I vote if I’m a 7% Preference
Shareholder?
Under the Articles, 7% Preference
Shareholders are entitled to vote in respect of
a capital reduction of the Company and will
therefore be entitled to vote on Proposal 9 at
the AGM with the Ordinary Shareholders,
voting as a single class, but the 7% Preference
Shareholders are not entitled to vote on any
other Proposals at the AGM.The process for
appointing a proxy and/or voting in connection
with the Proposals to be proposed at the 2026
AGM depends on how you hold your shares.
Holders of CREST Depository Interests (‘CDIs’)
through the CREST system and/or participants
of the Euroclear Bank system (the ‘EB System’)
(‘EB Participants’) should carefully review the
document titled “Proxy Voting - Important
Information”, which is available on the CRH
website, www.crh.com. The information in this
section in respect of voting procedures for EB
Participants and CDI holders (see further
below) is for guidance only and such persons
should consult their stockbroker or the
intermediary through which they acquired their
7% Preference Shares at the earliest
opportunity for further information on the
processes and timelines for submitting proxies
and voting instructions for the 2026 AGM.
Registered 7% Preference
Shareholders:
Registered 7% Preference Shareholders whose
name appears on the register of members of
CRH (i.e. those who hold their 7% Preference
Shares directly on the register of members and
who therefore do not hold their interests in 7%
Preference Shares through the EB System or
as CDIs through the CREST System) may vote
by proxy or in person.
Voting by proxy
Registered 7% Preference Shareholders may
vote by proxy in advance of the deadline for
voting of 11:00 a.m. (Dublin)/6:00 a.m. (New
York) on May 5, 2026 by using any one of the
following methods:
(i)online by visiting
www.eproxyappointment.com
or scanning the QR code and following the
instructions on their proxy card; or
(ii)by mail, if a registered 7% Preference
Shareholder received printed Proxy
Materials, by following the instructions on
their proxy card and returning their
completed proxy card in the postage-paid
envelope accompanying their proxy
materials.
A registered 7% Preference Shareholder may
also appoint a proxy by delivering their proxy
card (or a proxy in the form set out in Section
184 of the Companies Act 2014) to The
Company Secretary, CRH, 42 Fitzwilliam
Square, Dublin 2, D02 R279, Ireland, to be
received no later than 11:00 a.m. (Dublin)/6:00
a.m. (New York) on May 5, 2026. A proxy is
not required to be a shareholder of the
Company. Registered 7% Preference
Shareholders eligible to attend and vote at the
2026 AGM may exercise their right to vote at
the 2026 AGM by appointing one or more
proxies, who need not be a member, to attend,
speak and vote instead of the registered 7%
Preference Shareholder.
Registered 7% Preference Shareholders may
appoint the Chair of the 2026 AGM or another
individual, who need not be a member(s) of the
Company, as their proxy. Appointment of a
proxy does not preclude members from
attending and voting at the 2026 AGM should
they subsequently wish to do so. In the case of
joint holders, the vote of the senior who
tenders a vote, whether in person or by proxy,
will be accepted to the exclusion of the votes
of the other registered 7% Preference
Shareholder(s) and, for this purpose, seniority
will be determined by the order in which the
names stand in the register of members.
Voting in person
Registered 7% Preference Shareholders may
alternatively attend the 2026 AGM in person to
vote in person.
Holdings in Uncertificated Form as an
EB Participant:
7% Preference Shareholders who hold
interests in the 7% Preference Shares through
a participant account in the EB System can
submit proxy appointments (including voting
instructions) electronically in the manner
described in the document issued by Euroclear
Bank entitled ‘Euroclear Bank as issuer CSD
for Irish corporate securities’ and available on
the Euroclear website (www.euroclear.com).

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CRH PROXY STATEMENT 2026

7% Preference Shareholders holding their
interests through the EB System or the CREST
System will need to comply with any additional
voting deadlines imposed by the respective
service offerings. All relevant persons are
recommended to consult with their
stockbroker or other intermediary at the
earliest opportunity.
Holdings in Uncertificated Form via
CDIs:
7% Preference Shareholders who hold
interests in the 7% Preference Shares as CDIs
in the CREST system may vote by (i) sending
electronic voting instructions to Euroclear Bank
via Broadridge Financial Solutions Limited
(‘Broadridge’); or (ii) appointing a proxy via the
Broadridge Global Proxy Voting service. There
is no facility to offer a letter of representation/
appoint a corporate representative other than
through the submission of third-party proxy
appointment instructions through Broadridge.
What are broker non-votes and what
effect do they have?
Broker non-votes occur when nominees, such
as banks and brokers holding shares in “street
name” on behalf of beneficial owners, do not
receive voting instructions from the beneficial
holders. If that happens, the nominees may
vote those shares only on matters deemed
“routine” by NYSE. On “non-routine” matters,
nominees cannot vote unless they receive
voting instructions from beneficial owners. If
your nominee elects to vote your shares on
some but not all matters, it will result in a
“broker non-vote” for the matters on which the
broker does not vote.
The proposals at the 2026 AGM that are
considered “routine” matters are: Proposal 3
— (a) Ratification of Appointment of Deloitte
U.S. as Auditor; and (b) Authority to Set
Auditor Compensation; Proposal 4— Authority
to allot Shares; Proposal 5—Disapplication of
Pre-emption Rights; Proposal 6— Authority to
Purchase Own Shares; and Proposal 7—To
Re-Issue Treasury Shares.
The remaining proposals being considered at
the 2026 AGM are considered “non-routine”
matters. Therefore, if your shares are held in
“street name” and you do not provide
instructions as to how your shares are to be
voted on Proposals 1, 2, 8, 9, 10, 11 and 12,
your broker will not be able to vote your shares
on these non-routine proposals.
What constitutes a quorum?
As provided by the Company’s Articles, two
shareholders present in person or by proxy
who have the right to attend and vote at the
meeting constitutes a quorum at the AGM.
Abstentions and broker “non-votes” are
counted as present for the purposes of
determining whether a quorum exists.
Can I revoke my proxy or change
my vote after I have voted?
Yes. If you are a registered shareholder and
previously voted by Internet, scanning a QR
Code or mail, you may revoke your proxy or
change your vote by:
•voting at a later date by Internet or scanning
the QR code as set forth above before the
closing of proxy deadline;
•mailing a proxy card that is properly signed
and dated with a later date than your
previous vote and that is received no later
than the proxy deadline;
•attending the 2026 AGM in Dublin and
voting during the meeting; or
•sending a written notice of revocation to the
Company Secretary, CRH, 42 Fitzwilliam
Square, Dublin 2, D02 R279, Ireland or by
e-mail to companysecretarysoffice@crh.com
before the commencement of the meeting.
If you are a street name holder, you must
contact the holder of record to revoke a
previously authorized proxy.
UK DI Holders should contact Computershare
U.K. for instructions on how to revoke their
proxies or change their vote.
How are resolutions put
to a vote decided?
All resolutions at the 2026 AGM will be put to a
poll. Pursuant to Section 190(b) of the
Companies Act 2014, where a poll is taken at
the Annual General Meeting, a shareholder,
present in person or by proxy, holding more
than one share need not cast all his/her votes
in the same way.
If I attend the 2026 AGM in person,
what do I need to bring?
Persons attending the 2026 AGM should bring
photographic identification to verify their
identify and present it to the Company
Secretary or other Company representative at
the 2026 AGM.
Persons attending the 2026 AGM (other than
registered holders attending in person) must
also bring the proxy or other document
evidencing their authority to attend and vote at
the 2026 AGM (see also “How do I vote?”) and
present it to the Company Secretary or other
Company representative at the 2026 AGM.
During the meeting, persons attending in
person may not use cameras, smart phones or
other audio, video or electronic recording
devices, unless expressly authorized by the
Chair of the meeting.
How do I submit director nominees
or a shareholder proposal at the
2027 AGM?
Any eligible shareholder who intends to present a
proposal at the 2027 Annual General Meeting
(‘2027 AGM’) and who wishes to have a proposal
included in CRH’s proxy statement for that annual
meeting pursuant to SEC Rule 14a-8 must deliver
the proposal to the Company Secretary on or
before November 27, 2026 and must satisfy the
rules and regulations of the SEC to be eligible for
inclusion in the proxy statement for that meeting.
As the rules of the SEC make clear, simply
submitting a proposal does not guarantee its
inclusion.
To be eligible for consideration at the 2027 AGM,
any Director nomination or proposal of other
business (other than a proposal pursuant to Rule
14a-8) by a shareholder must comply with the
procedures and other requirements specified in
CRH’s Articles, as amended from time to time.
Any Director nomination or other proposal that is
a proper subject for consideration would be
required to be received by the Company
Secretary not earlier than January 8, 2027 and
not later than 5:00 p.m. at CRH’s principal
executive offices on February 8, 2027.
Notice provided by shareholders under the
SEC’s Rule 14a-19 who intend to solicit
proxies in support of nominees (other than the
Company’s nominees) submitted pursuant to
our Articles must be received by March 8,
2027 and must comply with the requirements
of our Articles and the additional requirements
of Rule 14a-19(b).
Please note that the advance notice
requirements of Rule 14a-19 do not override or
supersede any longer advance notice
requirements or any other requirements in our
Articles.
All submissions to, or requests of, the
Company Secretary should be made to CRH’s
principal executive offices at Stonemason’s
Way, Rathfarnham, Dublin 16, D16 KH51,
Ireland, or via e-mail at
companysecretarysoffice@crh.com. Please
ensure that receipt of all submissions is
confirmed.
How do I obtain more information
about CRH?
A copy of our 2025 Annual Report to
shareholders accompanies this Proxy
Statement.
We will furnish without charge to each person
whose proxy is being solicited in connection
with the Annual Meeting, upon request of any
such person, a copy of our Annual Report on
Form 10-K for the year ended December 31,
2025, as filed with the SEC, including the
consolidated financial statements and notes
thereto, excluding exhibits. Written requests
for copies of such report should be directed
to the Company Secretary and should be
made to CRH’s principal executive offices at
Stonemason’s Way, Rathfarnham, Dublin 16,
D16 KH51, Ireland, or via e-mail at
companysecretarysoffice@crh.com. Copies of
any exhibit to the Annual Report on Form 10-K
will be forwarded upon receipt of a written
request to our Investor Relations department at
such address, subject to a reasonable charge
for copying and mailing.

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CRH PROXY STATEMENT 2026

In addition, you may also obtain, free of
charge, a copy of our 2025 Annual Report on
Form 10-K, our Corporate Governance
Guidelines, our Code of Business Conduct and
the charters for our Acquisitions, Divestments
& Finance, Audit, Compensation, Nomination &
Corporate Governance and Safety,
Environment & Social Responsibility
Committees by writing to CRH, c/o Company
Secretary, 42 Fitzwilliam Square, Dublin 2, D02
R279, Ireland, or via e-mail at
companysecretarysoffice@crh.com.
These documents, as well as other information
about CRH, are also available on our website
at www.crh.com.
Householding
SEC rules permit a single Notice of Internet
Availability or full set of Proxy Materials to be
sent to shareholders sharing the same last
name and household mailing address, unless
contrary instructions are provided by the
impacted shareholders prior to the mailing
date. Each shareholder continues to receive a
separate proxy card. This procedure is referred
to as householding. While the Company does
not household its mailings to its shareholders
of record, a number of brokerage firms with
account holders who are Company
shareholders have instituted householding. In
these cases, a single Notice of Internet
Availability will be delivered to multiple
shareholders sharing the same last name and
household mailing address unless contrary
instructions have been received from the
affected shareholders. Any shareholder can
receive an emailed copy of this Proxy
Statement and the 2025 Annual Report on the
CRH website, www.crh.com.
Once a shareholder has received notice from
his or her broker that the broker will be
householding communications to the
shareholder’s address, householding will
continue until the shareholder is notified
otherwise or until the shareholder revokes his
or her consent. If at any time a shareholder no
longer wishes to participate in householding
and would prefer to receive a separate Proxy
Statement and the 2025 Annual Report, he or
she should notify his or her broker.
Shareholders who hold their shares through a
bank, broker or other nominee who currently
receive multiple copies of the Proxy Materials
at their address and would like to request
householding of their communications should
contact their broker.

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CRH PROXY STATEMENT 2026

Annex A – Reconciliation of
Non-GAAP Financial Measures
1. Adjusted EBITDA & Adjusted EBITDA Margin
Adjusted EBITDA is defined as earnings from continuing operations before interest, taxes, depreciation, depletion, amortization, Loss on impairments, gain/loss on divestitures and investments, Income/loss from equity method investments, substantial acquisition-related costs, and pension expense/
income excluding current service cost component. It is quoted by management in conjunction with other GAAP and non-GAAP financial measures to aid investors in their analysis of the performance of the Company. Adjusted EBITDA by segment is monitored by management in order to allocate resources between segments and to assess performance.
Adjusted EBITDA margin is calculated by expressing Adjusted EBITDA as a percentage of Total revenues.
Reconciliation to its most directly comparable GAAP measure is presented below:

in $ millions	2025	2024	2023
Net income	3,790	3,521	3,072
(Income) loss from equity method investments (i)	(26)	108	17
Income tax expense	1,041	1,085	925
Gain on divestitures and investments (ii)	(1)	(250)	—
Pension income excluding current service cost component (ii)	(21)	(7)	(3)
Other interest, net (ii)	(7)	(1)	5
Interest expense	810	612	376
Interest income	(146)	(143)	(206)
Depreciation, depletion and amortization	2,156	1,798	1,633
Loss on impairments (i)	40	161	357
Substantial acquisition-related costs (iii)	45	46	–
Adjusted EBITDA	7,681	6,930	6,176

Total revenues	37,447	35,572	34,949
Net income margin	10.1%	9.9%	8.8%
Adjusted EBITDA margin	20.5%	19.5%	17.7%
Notes:
(i)For the year ended December 31, 2025, the Loss on impairments totaled $40 million, principally related to International Solutions. For the year ended December 31, 2024, the total impairment loss comprised $0.35 billion, principally related to the Architectural Products reporting unit within International Solutions and the equity method investment in China. For the year ended
December 31, 2023, the total impairment loss comprised $62 million within Americas Materials Solutions and $295 million within International Solutions.
(ii)Gain on divestitures and investments, pension income excluding current service cost component and other interest, net have been included in Other nonoperating income (expense), net in the
Consolidated Statements of Income.
(iii)Represents expenses associated with non-routine substantial acquisitions, which meet the criteria for being separately reported in Note 3 “Acquisitions” in Item 8. “Financial Statements and
Supplementary Data” in the 2025 Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 18, 2026, as well as other acquisition costs of an extraordinary nature. Expenses in 2025 and 2024 primarily include legal, consulting and other tax expenses related to these acquisitions.

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CRH PROXY STATEMENT 2026

Source Data

In millions, except per share data	€	$
2015 EBITDA (as defined) (i)	2,219
Less: EBITDA (as defined) from divested businesses
Europe Distribution (i)	(171)
Americas Distribution (i)	(140)
Building Envelope (ii)	(121)
	1,787
2015 IFRS based EBITDA (as defined) (iii) (iv)		1,983

2025 Adjusted EBITDA* per the Annual Report on Form 10-K		7,681
10-Year CAGR		15%

2015 Diluted EPS (i)	0.89
2015 IFRS Diluted EPS (iii) (iv)		0.98

2025 U.S. GAAP Diluted EPS per the Annual Report on Form 10-K		5.51
10-Year CAGR		19%
(i)As reported under IFRS in the Annual Report on Form 20-F for 2015.
(ii)The results for Building Envelope stated are under IFRS and were not previously separately reported in external filings.
(iii)Effective from January 1, 2020, CRH changed its reporting currency from euro to U.S. Dollar. Reported results for 2015 have been translated from euro to U.S. Dollar using the
2015 average exchange rate of $1.1095 to €1.
(iv)The adjustments required to reflect these metrics under U.S. GAAP have not been quantified. No material differences have been identified that would impact trends calculated in accordance with U.S. GAAP in comparison to IFRS.

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CRH PROXY STATEMENT 2026

Annex B – Part I – 5% Preference
Share Scheme of Arrangement
The information contained in Annexes B and C of this Proxy Statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, and is included solely to comply with the requirements of the Companies Act 2014 in order to provide the information required under such laws applicable to the Preference Shareholders.
SCHEME OF ARRANGEMENT
THE HIGH COURT
IN THE MATTER OF
CRH PUBLIC LIMITED COMPANY
AND IN THE MATTER OF THE COMPANIES ACT 2014
SCHEME OF ARRANGEMENT
UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014
BETWEEN CRH PUBLIC LIMITED COMPANY AND THE 5% PREFERENCE SHARE SCHEME SHAREHOLDERS
(AS HEREINAFTER DEFINED)
PRELIMINARY:
(A)CRH is a public limited company incorporated in Ireland under the Act with registration number 12965.
(B)The authorised share capital of CRH at the date of this 5% Preference Share Scheme is €401,297,940 divided into 150,000 5% Cumulative
Preference Shares of €1.27 each, 872,000 7% “A” Cumulative Preference Shares of €1.27 each and 1,250,000,000 Ordinary Shares of €0.32 each. As of the Latest Practicable Date, (i) 705,043,723 Ordinary Shares have been issued and are credited as fully paid and the remainder are unissued, (ii) 50,000 5% Cumulative Preference Shares have been issued and are credited as fully paid and the remainder are unissued, and (iii)
872,000 7% “A” Cumulative Preference Shares have been issued and are credited as fully paid.
(C)The purpose of the 5% Preference Share Scheme is to provide for the cancellation of all 5% Preference Share Scheme Shares, pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Act and Sections 84 and 85 of the Act, in consideration for a cash payment of the 5%
Cancellation Consideration to the 5% Preference Share Scheme Shareholders, and to take certain steps to facilitate the foregoing, including the cancellation of the listing and admission to trading of the 5% Preference Shares on Euronext Growth Dublin.
(D)All references are to Dublin (Ireland) time unless otherwise stated.
(E)The explanatory statement required to be furnished pursuant to Section 452 of the Act is set out in “Part II - 5% Preference Share Scheme of
Arrangement Explanatory Statement” of Annex B to the Proxy Statement and was also issued to the 5% Preference Shareholders on              ,
2026 as part of the 5% Preference Share Scheme Circular.

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CRH PROXY STATEMENT 2026

The Scheme of Arrangement
1.Definitions

In this 5% Preference Share Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:
“5% Cancellation Consideration”	has the meaning given to it in Clause 3.1;
“5% Preference Share Cancellation”
the cancellation of all of the 50,000 issued and outstanding 5% Preference Shares to be implemented pursuant to the 5% Preference Share Scheme, and the related Reduction of Capital, in exchange for a cash payment of the 5% Cancellation Consideration;

“5% Preference Share Court Hearing”	the hearing by the Irish High Court at which the application is made to sanction the proposed 5% Preference Share Scheme under Section 453(2)(c) of the Act;
“5% Preference Share Form of Proxy”	the form of proxy for the 5% Preference Share Scheme Meeting, which has been issued to 5% Preference Shareholders on , 2026 as part of the 5% Preference Share Scheme Circular;
“5% Preference Share Scheme Record Time”
11:59 pm (Dublin) on the last Business Day before the Effective Date (or such other day and/or time as is specified as the record time for determining those 5% Preference Shares that will be subject to the 5%
Preference Share Scheme);

“5% Preference Share Scheme Circular”
the document distributed to the 5% Preference Shareholders on          , 2026 in respect of the 5%
Preference Share Scheme containing (i) this 5% Preference Share Scheme Document, (ii) the notice of the 5% Preference Share Scheme Meeting, (iii) an explanatory statement as required by Section 452 of the Act with respect to the 5% Preference Share Scheme (as also set out in ‘Part II - 5% Preference
Share Scheme of Arrangement Explanatory Statement’ of Annex B to the Proxy Statement), (iv) the 5%
Preference Share Form of Proxy, and (v) the accompanying cover letter;

“5% Preference Share Scheme Document”
this document, as set out in ‘Part I – 5% Preference Share Scheme of Arrangement’ of Annex B to the
Proxy Statement, and as also distributed to 5% Preference Shareholders as part of the 5% Preference
Share Scheme Circular;

“5% Preference Share Scheme Meeting”
the meeting of the 5% Preference Shareholders convened pursuant to the authority of the Board under
Section 450(1) of the Act (and any adjournment of such meeting), to be held at 10:30 a.m., or if later, immediately after the conclusion or adjournment of the preceding 7% Preference Share Scheme Meeting on May 21, 2026 at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland for
the purposes of considering and, if thought fit, approving the 5% Preference Share Scheme (with or without any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court)),
notice of which was sent to the 5% Preference Shareholders on                  , 2026 and is part of the 5%
Preference Share Scheme Circular;

“5% Preference Share Scheme Order”
the order or orders of the Irish High Court under Section 453 of the Act sanctioning the 5% Preference
Share Scheme and, if applicable, confirming the Reduction of Capital which forms part of it under
Sections 84 and 85 of the Act;

“5% Preference Share Scheme Shareholders”	Holders of 5% Preference Share Scheme Shares;
“5% Preference Share Scheme Shares”	any 5% Preference Shares in issue at the 5% Preference Share Scheme Record Time;
“5% Preference Share Scheme” or “5% Preference Share Scheme of Arrangement”
this proposed scheme of arrangement under Chapter 1 of Part 9 of the Act, and the Reduction of Capital,
with or subject to any modifications, addition(s) or condition(s) approved or imposed by the Irish High
Court and agreed to by CRH in relation to the cancellation of the 5% Preference Share Scheme Shares;

“5% Preference Shareholders”	Holders of the 5% Preference Shares;
“5% Preference Shares”	the 50,000 5% Cumulative Preference Shares of €1.27 each in the share capital of CRH (ISIN: IE0001827264), admitted to trading on Euronext Growth Dublin;
“7% Cancellation Consideration”	€3.556 for each 7% Preference Share cancelled pursuant to the 7% Preference Share Scheme;
“7% Preference Share Scheme” or “7% Preference Share Scheme of Arrangement”
the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act, and the related reduction of capital, with or subject to any modifications, addition(s) or condition(s) approved or imposed by the Irish
High Court and agreed to by CRH in relation to the cancellation of the 7% Preference Shares;

“7% Preference Share Scheme Circular”
the document distributed to the 7% Preference Shareholders on                  , 2026 in respect of the 7%
Preference Share Scheme containing (i) the 7% Preference Share Scheme Document, (ii) the notice of the
7% Preference Share Scheme Meeting, (iii) an explanatory statement as required by Section 452 of the
Act with respect to the 7% Preference Share Scheme (as also set out in ‘Part II - 7% Preference Share
Scheme of Arrangement Explanatory Statement’ of Annex C to the Proxy Statement), (iv) the form of proxy, and (v) the accompanying cover letter;

“7% Preference Share Scheme Document”
the document as set out in ‘Part I – 7% Preference Share Scheme of Arrangement’ of Annex C to the
Proxy Statement, and as also distributed to 7% Preference Shareholders as part of the 7% Preference
Share Scheme Circular;

“7% Preference Share Scheme Meeting”
the meeting of the 7% Preference Shareholders convened pursuant to the authority of the Board under
Section 450(1) of the Act (and any adjournment of such meeting), to be held at 10:00 a.m. on May 21,
2026 at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland for the purposes of considering and, if thought fit, approving the 7% Preference Share Scheme (with or without any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court), notice of which
was sent to the 7% Preference Shareholders on                  , 2026 and is part of the 7% Preference
Share Scheme Circular;

“7% Preference Shareholders”	Holders of the 7% Preference Shares;

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CRH PROXY STATEMENT 2026

“7% Preference Shares”
the 7% “A” Cumulative Preference Shares of €1.27 each in the share capital of CRH (ISIN
IE0001827603), currently admitted to trading on the LSE but expected to be delisted from the LSE on
April 20, 2026;

“Act”	the Companies Act 2014 of Ireland (as amended);
“AGM”	the annual general meeting of CRH (and any adjournment thereof) to be held at 11:00 a.m. (Dublin) on Thursday, May 7, 2026 at the Royal Marine Hotel, Marine Road, Dún Laoghaire, Co. Dublin, Ireland;
“AGM Voting Record Time”	7:00 p.m. (Dublin)/3:00 p.m. (New York) on March 11, 2026 for Ordinary Shareholders, and 7:00 p.m. (Dublin)/2:00 p.m. (New York) on May 3, 2026 for 7% Preference Shareholders;
“Articles”	the articles of association of CRH as at the date of the 5% Preference Share Scheme Circular;
“Belgian Law Rights”	the fungible co-ownership rights governed by Belgian law over a pool of book-entry interests in securities of the same issue (i.e. as can be identified by an ISIN) which the EB Participants hold;
“Board of Directors” or “Board”	the board of directors of CRH from time to time;
“Broadridge”	Broadridge Financial Solutions Limited;
“Business Day”	any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland, London or in New York are authorised or required by law or executive order to be closed;
“Cancellation Consideration”	the 5% Cancellation Consideration and the 7% Cancellation Consideration
“CDIs”	an English law security issued by the CREST Depository that represents a CREST member’s interest in a 5% Preference Share (including the Belgian Law Rights in respect of a 5% Preference Share);
“Company” or “CRH”	CRH plc, a public limited company incorporated under the Act with registration number 12965 and having its registered office at 42 Fitzwilliam Square, Dublin 2, D02 R279, Ireland;
“CREST Depository”	CREST Depository Limited, a subsidiary of Euroclear UK & International (“EUI”) (or any successor or assignee of it in such capacity from time to time);
“DWT”	Irish dividend withholding tax;
“EB” or “Euroclear Bank”	Euroclear Bank S.A./N.V., an international central depository system based in Belgium;
“EB Nominee”
Euroclear Nominees Limited, a wholly owned subsidiary of Euroclear Bank, established under the laws of
England and Wales with registration number 02369969 (or any such successor or assignee of it in such capacity from time to time);

“EB Participant”	a participant in the EB System that has entered into an agreement to participate in the EB System subject to the EB Terms and Conditions;
“EB System”
the securities settlement system operated by Euroclear Bank and governed by Belgian law (or any successor or assignee of it in such capacity from time to time) or any replacement for such system from time to time;

“EB Terms and Conditions”	the document issued by Euroclear Bank entitled “Terms and Conditions governing use of Euroclear” dated June 2025;
“Effective Date”	the date on which the 5% Preference Share Scheme becomes effective in accordance with its terms;
“Effective Time”	the time on the Effective Date at which the 5% Preference Share Scheme Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies;
“Euro” or “€”	euro, the lawful currency of Ireland;
“Euronext”
the corporate group consisting of Euronext N.V., a company with limited liability (“naamloze venootschap”) organised under the laws of the Netherlands, Euronext Brussels, Euronext Dublin,
Euronext Lisbon, Euronext Paris and Oslo Børs and/or any other subsidiary of Euronext N.V., as the context may require;

“Euronext Dublin”
the Irish Stock Exchange plc, trading as Euronext Dublin incorporated and registered in Ireland under the
Act with registered number 539157 (or any successor or assignee of it in such capacity from time to time);

“Euronext Growth Dublin”	a Euronext Growth market operated by Euronext Dublin;
“Euronext Growth”	a multilateral trading facility within the scope of Article 4(1)(22) of MiFID II operated by the respective Euronext Market Undertakings with the commercial name “Euronext Growth”;
“Holder”
in relation to any Ordinary Share and/or Preference Share, the Member whose name is entered in the
Register of Members as the holder of that share and any Joint Holder, including any person(s) entitled by transmission;

“Irish High Court”	the High Court of Ireland;
“Irish Revenue”	the Revenue Commissioners of Ireland, the Irish Government agency responsible for customs, excise, taxation and related matters;
“Joint Holder(s)”	the Members whose names are entered in the Register of Members as the joint holders of a 5% Preference Share and includes any person(s) entitled by transmission;
“Latest Practicable Date”	March 11, 2026;
“LSE”
the London Stock Exchange Group plc or the market conducted by it, as the context requires, or any successor or assignee of it in such capacity from time to time or any replacement for such system from time to time;

“Members”	the members of CRH as entered in the Register of Members at any relevant date and “Member” will be interpreted accordingly;

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CRH PROXY STATEMENT 2026

“Ordinary Shareholders”	a Holder of Ordinary Shares;
“Ordinary Shares”	the ordinary shares of €0.32 each in the share capital of CRH;
“Overseas Shareholders”	a 5% Preference Shareholder who is resident in, ordinarily resident in, or a citizen of a jurisdiction outside of Ireland;
“Preference Shares”	the 5% Preference Shares and the 7% Preference Shares;
“Preference Shareholders”	the 5% Preference Shareholders and the 7% Preference Shareholders;
“Preference Share Scheme Circular(s)”	the 5% Preference Share Scheme Circular and/or the 7% Preference Share Scheme Circular, as the context so requires;
“Proxy Statement”
the 2026 Notice of Meeting and Proxy Statement issued to Ordinary Shareholders and 7% Preference
Shareholders (and made available to 5% Preference Shareholders for information purposes only)
on                , 2026 and available on CRH’s website at www.crh.com/investors/shareholder-meetings;

“Reduction of Capital”
the reduction of the share capital of CRH by the cancellation of the 5% Preference Share Scheme Shares to be effected as part of the 5% Preference Share Scheme as referred to in Clause 2 of this 5%
Preference Share Scheme;

“Register of Members”	the register of members of CRH which is maintained pursuant to Section 169 of the Act;
“Registrar”
Computershare Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin
24, D24 AK82, Ireland, or such other registrar as may be appointed by the Company from time to time;

“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland;
“Regulatory Information Service”	a regulatory information service as defined in the Irish Takeover Rules;
“Restricted Jurisdiction”	any jurisdiction in respect of which it would be unlawful for the 5% Preference Share Scheme Circular to be released, published or distributed, in whole or in part;
“Restricted Overseas Shareholder”
a 5% Preference Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any 5% Preference Shareholder whom CRH believes to be in, or resident in, a Restricted Jurisdiction;

“Scheme Document(s)”	the 5% Preference Share Scheme Document and/or the 7% Preference Share Scheme Document, as the context so requires;
“Scheme Meeting(s)”	the 5% Preference Share Scheme Meeting and/or the 7% Preference Share Scheme Meeting as the context so requires;
“Scheme(s)” or “Scheme(s) of Arrangement”	the 5% Preference Share Scheme and/or the 7% Preference Share Scheme, as the context so requires;
“Tax Treaty Country”	a country which has signed a Double Taxation Agreement with Ireland;
“TCA”	Taxes Consolidation Act 1997;
“Voting Record Time”	7:00 p.m. (Dublin) on May 17, 2026 or, if the 5% Preference Share Scheme Meeting is adjourned, on the day that is four days before the day appointed for the adjourned meeting;
and unless otherwise specified, references to Clauses are Clauses of this 5% Preference Share Scheme.
2. Cancellation of the 5% Preference Share Scheme Shares
Pursuant to Sections 84 to 86 and Chapter 1 of Part 9 of the Act and Article 54 of the Articles, and upon and with effect from the Effective Time, the issued share capital of CRH shall be reduced by cancelling and extinguishing all of the 5% Preference Share Scheme Shares, and thereby reducing the amount standing to the credit of the Company’s preference share capital account by an amount equal to the nominal value of the
5% Preference Share Scheme Shares at the Effective Time, being a sum of €63,500.
3. Consideration for the Cancellation of the 5% Preference Share Scheme Shares
3.1In consideration for the cancellation of the 5% Preference Share Scheme Shares pursuant to Clause 2, the Company shall pay to (or procure the payment to) each Holder of 5% Preference Share Scheme Shares (as appearing on the Register of Members at the 5%
Preference Share Scheme Record Time) an amount in cash equal to €2.54 in respect of each 5% Preference Share Scheme Share cancelled (the “5% Cancellation Consideration”) (without interest and less any applicable withholding taxes (if any) as may be required by law), in accordance with Clause 4 of this 5% Preference Share Scheme. The Company shall procure that the 5% Cancellation
Consideration is distributed to such Holders of the 5% Preference Share Scheme Shares within 14 days of the Effective Date in accordance with Clause 4 of this Scheme.
3.2The 5% Cancellation Consideration represents a premium of 100% to the nominal value of each 5% Preference Share, with such premium above nominal value to be paid from the Company’s profits available for distribution, and the nominal value to be paid by repayment of capital. The 5% Cancellation Consideration comprises the entire amount payable in respect of the cancellation of the 5% Preference
Shares and there is no separate entitlement or payment in respect of any dividend entitlement unpaid or otherwise accrued up to and including the Effective Time.
3.3Neither CRH nor its agents shall be liable to any 5% Preference Share Scheme Shareholder for any cash payment, dividends or distributions with respect to the 5% Preference Share Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.
4.Settlement of the 5% Cancellation Consideration
4.1Not later than 14 days after the Effective Date, the 5% Cancellation Consideration to which any 5% Preference Share Scheme
Shareholder is entitled under the 5% Preference Share Scheme will be distributed in the following manner:
(a)in the case of 5% Preference Share Scheme Shares which at the 5% Preference Share Scheme Record Time are in registered form, in accordance with the provisions of Clause 4.3 of this 5% Preference Share Scheme, by means of a SEPA payment to the

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CRH PROXY STATEMENT 2026

5% Preference Shareholder’s nominated bank account for CRH distributions in respect of the 5% Preference Shares (unless such
Holder of the 5% Preference Share Scheme Shares notifies the Registrar in writing prior to the 5% Preference Share Scheme
Record Time revoking that mandate and requesting that the 5% Cancellation Consideration be paid by cheque, in the same manner as those without a bank mandate in place or to an alternate bank account) or, absent a bank mandate being recorded on the Register of Members by the 5% Preference Share Scheme Record Time, by the despatch of cheques payable in Euro (€) for the sums payable to them, in accordance with Clause 3.1 of this 5% Preference Share Scheme and Article 137 of the Articles; or
(b)in the case of 5% Preference Share Scheme Shares which at the 5% Preference Share Scheme Record Time are in unregistered form (i.e. held through the EB System), by electronically transferring the sum to Euroclear Bank and the cash to which the 5%
Preference Share Scheme Shareholder is entitled will be paid in euro (€) by means of the EB System.
4.2As from the 5% Preference Share Scheme Record Time, each holding of 5% Preference Share Scheme Shares credited to any securities clearance account in the EB System shall be disabled and all 5% Preference Share Scheme Shares will be removed from the EB System in due course.
4.3Consideration payable to 5% Preference Shareholders with dividend bank mandates shall be paid by means of SEPA. All despatches of cheques required to be made pursuant to this 5% Preference Share Scheme shall be effected by sending the same through the post in prepaid envelopes addressed to the Holders entitled thereto at their respective registered addresses as appearing in the Register of
Members at the 5% Preference Share Scheme Record Time (or, in the case of Joint Holders, at the registered address of that one of the
Joint Holders whose name stands first in the said Register of Members in respect of such joint holding at the 5% Preference Share
Scheme Record Time) or in accordance with any special instructions regarding communications, and neither CRH nor its respective agents shall be responsible for any loss or delay in the transmission of any cheques sent in accordance with this Clause 4.3, which shall be sent at the risk of persons entitled thereto.
4.4All cheques drawn in accordance with this Clause 4 shall be in Euro (€) and, subject to Clause 4.5, shall be made payable to the 5%
Preference Share Scheme Shareholder or, in the case of Joint Holders, to that one Joint Holder who is the first named Holder of the 5%
Preference Share Scheme Shares concerned, or as otherwise properly directed by the persons entitled thereto, and the despatch of any such cheque shall be a complete discharge to CRH for the moneys represented thereby.
4.5Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any 5% Preference Share
Scheme Shares and other instructions given to CRH by Holders of the 5% Preference Shares shall, unless notice of revocation of such instructions is received by the Registrar prior to the 5% Preference Share Scheme Record Time, be deemed to be an effective mandate or instruction to CRH to pay and dispatch the 5% Cancellation Consideration payable under Clause 3 in accordance with such mandate.
5.Certificates for 5% Preference Share Scheme Shares
With effect from the Effective Date, (i) except for the payment obligations required to be made under Clause 4, Euroclear Bank shall be instructed to disable the entitlements to 5% Preference Share Scheme Shares of Holders of 5% Preference Share Scheme Shares in unregistered form and
(ii) any certificates or other statements of ownership representing 5% Preference Share Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of CRH to deliver up such certificates and/or statements to CRH as CRH may direct.
6.Conditions of the 5% Preference Share Scheme of Arrangement
The 5% Preference Share Scheme will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:
(a)approval of the 5% Preference Share Scheme by the 5% Preference Shareholders who represent at least 75% in value of the members present and voting either in person or by proxy at the 5% Preference Share Scheme Meeting, and with the quorum of at least two persons holding or representing in person or by proxy at least one-third in nominal value of the 5% Preference Shares in issue being satisfied at the 5% Preference Share Scheme Meeting;
(b)each of Proposals 8, 9, 10 and 11 (set out in the Proxy Statement) are duly passed by the requisite majorities of Ordinary
Shareholders (and 7% Preference Shareholders, voting with the Ordinary Shareholders, in respect of Proposal 9 only) at the AGM
(or any adjournment of such meeting);
(c)the sanction by the Irish High Court of the 5% Preference Share Scheme (with or without any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court) pursuant to section 453 of the Act, and the confirmation of the
Reduction of Capital involved therein by the Irish High Court;
(d)the delivery of a copy of the 5% Preference Share Scheme Order, together with the minute required by Section 86 of the Act, to the Registrar of Companies for registration in accordance with Section 454 of the Act, and registration of the 5% Preference Share
Scheme Order and minute confirming the Reduction of Capital by the Registrar of Companies; and
(e)the Board not having resolved to abandon, discontinue and/or withdraw the 5% Preference Share Scheme prior to the 5%
Preference Share Court Hearing.
7.Delisting from Euronext Growth Dublin
In connection with the cancellation of the 5% Preference Shares, the Company has applied to Euronext Growth Dublin for the cancellation of the listing and admission to trading of the 5% Preference Shares on Euronext Growth Dublin, with such delisting being subject to receipt of the requisite approvals for the cancellation of the 5% Preference Shares at the AGM and the 5% Preference Share Scheme Meeting. If the 5%
Preference Share Scheme becomes effective, approval by the requisite majority of 5% Preference Shareholders of the 5% Preference Share
Scheme shall be deemed to be their consent to the cancellation of the listing and admission to trading of the 5% Preference Shares from
Euronext Growth Dublin. If the 5% Preference Share Scheme becomes effective, the delisting from Euronext Growth Dublin is expected to take effect on or around the Effective Time.
8.Overseas Shareholders
8.1The provisions of Clauses 2, 3 and 4 shall be subject to any prohibition or condition imposed by law.

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CRH PROXY STATEMENT 2026

8.2Notwithstanding the provisions of Clause 8.1, CRH retains the right to permit the release, publication or distribution of the 5% Preference
Share Scheme Circular (or any parts thereof) and/or the Proxy Statement to any Restricted Overseas Shareholder who satisfies CRH (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction, or require compliance with any governmental or other consent or any registration, filing or other formality that CRH is unable to comply with or which CRH regards as unduly onerous to comply with.
9.The Effective Time
This 5% Preference Share Scheme shall become effective as soon as a copy of the 5% Preference Share Scheme Order and a copy of the minute required by Section 86 of the Act have been delivered to the Registrar of Companies for registration and registered by the Registrar of
Companies. This is subject to CRH not having agreed prior to the Effective Date, with the consent of the Irish High Court (where required), not to proceed with the 5% Preference Share Scheme and in such case all undertakings given to the Irish High Court in respect of this 5% Preference
Share Scheme shall be deemed to have lapsed with immediate effect.
10. Modification
CRH may consent on behalf of all persons concerned to any modification of or addition to this 5% Preference Share Scheme or any condition that the Irish High Court may approve or impose.
11. Costs
The costs of the 5% Preference Share Scheme, including costs of the preparation, approval and implementation of the 5% Preference Share
Scheme, will be paid by CRH.
12. Governing Law
This 5% Preference Share Scheme shall be governed by, and construed in accordance with, the laws of Ireland. CRH and the 5% Preference
Share Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.
Date:                , 2026

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CRH PROXY STATEMENT 2026

Annex B – Part II – 5% Preference Share
Scheme Of Arrangement Explanatory
Statement
The information contained in Annexes B and C of this Proxy Statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, and is included solely to comply with the requirements of the
Companies Act 2014 in order to provide the information required under such laws applicable to Preference Shareholders (in compliance with Section 452 of the Companies Act 2014). This “5% Preference Share Scheme of Arrangement Explanatory
Statement” sets out the explanatory statement in respect of the 5% Preference Share Scheme for the purposes of Section 452 of the Act.
Capitalised terms used but not defined in this “5% Preference Share Scheme of Arrangement Explanatory Statement” have the meaning ascribed to such terms in the “5% Preference Share Scheme of Arrangement”. To each 5% Preference Share Scheme Shareholder at the 5% Preference Share
Scheme Meeting. Recommended Cancellation of the 5% Preference Shares to be implemented by way of a Scheme of Arrangement under Chapter 1 of Part 9 of the Act, and a capital reduction under Sections 84 and 85 of the Act.
1.Overview
1.1On March 13, 2026, following a review of its LSE Ordinary Share listing as well as its preference share capital structure, CRH announced its intention to delist the Ordinary Shares and 7% Preference Shares from the LSE, and subject to approval by Ordinary Shareholders and
Preference Shareholders, to cancel the 5% Preference Shares and 7 Preference Shares. As part of that review, the Board carefully considered, amongst other factors, the additional cost and regulatory and administrative obligations arising from retaining the 5%
Preference Shares and the 7% Preference Shares. Following completion of the review, the Board concluded that it is in the best interests of CRH and its Ordinary Shareholders and Preference Shareholders as a whole to seek to simplify the Company’s share capital structure, and reduce certain regulatory and administrative obligations applicable to it, by retiring CRH’s two classes of legacy Preference Shares
(and delisting the 5% Preference Shares from Euronext Growth Dublin) in exchange for cash consideration, subject to approval of the
Ordinary Shareholders and the Preference Shareholders.
1.2The total par value of the issued and outstanding legacy Preference Shares is €1,170,940, and there has been very little reported trading in the Preference Shares over the past decade, leaving the Preference Shareholders with limited opportunity to sell their shares. The proposed cancellations of the Preference Shares will provide the Preference Shareholders with the opportunity to convert their illiquid assets into cash at a significant premium. CRH is required to comply with various administrative and regulatory requirements associated with the Preference Shares. CRH believes that these compliance and other administrative burdens are disproportionate to the value of the
Preference Shares and the small percentage of the Company’s total issued share capital that they represent (approximately .5%) as of the
Latest Practicable Date. The Board believes that the cancellations of the Preference Shares, if implemented, would yield a number of efficiencies for CRH and its shareholders, through simplifying the Company’s capital structure and streamlining applicable regulatory requirements, while providing an opportunity to Preference Shareholders to monetize their holdings.
1.3CRH proposes to cancel its two classes of Preference Shares (the “Preference Share Cancellations”) pursuant to two separate schemes of arrangement under Chapter 1 of Part 9 of the Act. A scheme of arrangement is a court-approved arrangement between a company and its shareholders carried out in accordance with the Act. The Preference Share Cancellations will also involve the associated reduction of capital under the Act to cancel the Preference Shares. Each of the Schemes of Arrangement and the related reduction of capital require the approval of the Irish High Court.
1.4The 5% Preference Shares are currently admitted to trading on Euronext Growth Dublin. The 7% Preference Shares are currently admitted to trading on the LSE but will be delisted with effect from 8:00 a.m. (UK time) on April 20, 2026. The last day of trading of the 7%
Preference Shares on the LSE will be April 17, 2026.
1.5The Preference Share Cancellations are subject to certain conditions set forth in the Schemes of Arrangement and will become effective only after all such conditions have been satisfied or, if allowed by law, waived. Each Preference Share Cancellation will require, among other things: (i) approval at the AGM of each of Proposals 8, 9, 10 and 11 (as set out in the Proxy Statement), (ii) approval by the applicable class of Preference Shareholders at the Scheme Meetings, and (iii) the sanction of the applicable Scheme, and the confirmation of the applicable reduction of capital, by the Irish High Court.
1.6Subject to the satisfaction or, if allowed by law, waiver of the conditions, at the Effective Time, all Preference Shares will be cancelled pursuant to Sections 84 to 86 of the Act in accordance with the terms of each Scheme. The conditions to each of the Preference Share
Cancellations are set out in Clause 6 of the applicable Scheme Document.
1.7Under the terms of the proposed Schemes each class of Preference Shareholders will receive cancellation consideration of an amount equal to 40 times the annual dividend per Preference Share. This reflects a value determined by reference to the annual dividend per
Preference Share capitalized at a rate of 2.5156% or approximately 100bps below the 30-year Bund rate as of March 12, 2026. Under the terms of the proposed Schemes: (i) the 5% Preference Shareholders will receive the 5% Cancellation Consideration, representing 200% of the nominal value per share, and (ii) the 7% Preference Shareholders will receive the 7% Cancellation Consideration, representing 280% of the nominal value per share. The premium above nominal value will be paid from the Company’s profits available for distribution, and the nominal value will be paid by way of repayment of capital. The Cancellation Consideration comprises the entire amount payable in respect of the cancellation of the Preference Shares and there is no separate entitlement or payment in respect of any dividend entitlement unpaid

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CRH PROXY STATEMENT 2026

or otherwise accrued up to and including the Effective Time. The total aggregate payment in consideration for the cancellation of the
Preference Shares will be €3.23 million (approximately $3.75 million). Given historic low levels of trading for the Preference Shares on their respective exchanges (including predecessor exchanges), it is not possible to identify the market value of the Preference Shares and the extent to which the Cancellation Consideration amounts to a premium to the market value of the Preference Shares. However, the Board believes that the Cancellation Consideration represents a significant premium to the value of the Preference Shares.
1.8The Company has applied to the UK Financial Conduct Authority (the “FCA”) and the LSE respectively for the listing of the 7% Preference
Shares on the official list of the FCA to be cancelled and for the admission to trading of the 7% Preference Shares on the Main Market of the LSE to be cancelled, with such delisting to become effective from 8:00 a.m. (UK time) on April 20, 2026. The Company has also applied to Euronext Growth Dublin for the cancellation of the listing and admission to trading of the 5% Preference Shares on Euronext
Growth Dublin, with such delisting being subject to receipt of the requisite approvals for the cancellation of the 5% Preference Shares at the AGM and the 5% Preference Share Scheme Meeting. If the 5% Preference Share Scheme becomes effective, the delisting from
Euronext Growth Dublin is expected to take effect on or around the Effective Time.
1.9The text of each Scheme of Arrangement is set out in full in Part I of Annex B and Annex C of the Proxy Statement and in the applicable
Preference Share Scheme Circular.
The 5% Preference Share Scheme
1.10If the requisite approvals are obtained at the AGM and the 5% Preference Share Scheme Meeting, CRH will apply to the Irish High Court to set a date for the hearing to sanction the 5% Preference Share Scheme under Section 453(2)(c) of the Act and to confirm the
Reduction of Capital. Legal notices advertising the date of the 5% Preference Share Court Hearing will be published following the application by CRH.
1.11If the 5% Preference Share Scheme is implemented, at the Effective Time (i) the 5% Preference Shares will be automatically cancelled, and extinguished in exchange for a cash payment of the 5% Cancellation Consideration to the 5% Preference Share Scheme
Shareholders, (ii) the Company’s capital will be reduced pursuant to Sections 84 to 86 of the Act by the cancellation of an amount standing to the credit of the Company’s preference share capital account equal to the nominal value of the 5% Preference Shares as at the Effective Time (being an amount equal to €63,500), (iii) the Articles will be amended to remove references to the 5% Preference Shares and to include a new Article to facilitate implementation of the 5% Preference Share Scheme, (iv) the authorised share capital of the
Company will be varied by the removal of the aggregate amount associated with the 5% Preference Shares, being an amount equal to
€190,500, and (v) the listing and the admission to trading of the 5% Preference Shares on Euronext Growth Dublin will be cancelled.
1.12Provided the conditions to the 5% Preference Share Scheme are satisfied or, if permitted by law, waived, the 5% Preference Share
Scheme is expected to take effect in accordance with its terms as soon as a copy of the 5% Preference Share Scheme Order sanctioning the 5% Preference Share Scheme together with the minute required by Section 86(1) of the Act have been delivered to the Registrar of
Companies for registration and registered by the Registrar of Companies. As at the Latest Practicable Date, the 5% Preference Share
Scheme is expected to become effective before the end of July 2026. The timing depends on a number of factors including the availability of the Irish High Court to hear the application to sanction the 5% Preference Share Scheme and, if sanctioned, the date the 5%
Preference Share Scheme Order is delivered to and registered by the Registrar of Companies.
1.13Upon the 5% Preference Share Scheme becoming effective, it will be binding on all 5% Preference Shareholders, irrespective of whether or not they attended or voted on the relevant resolutions at the 5% Preference Share Scheme Meeting, or whether they voted in favour of or against the 5% Preference Share Scheme.
1.14The effectiveness of the 5% Preference Share Scheme will be notified to Ordinary Shareholders and Preference Shareholders by (i) an
announcement through a Regulatory Information Service, with such announcement being made available on the Company’s website, and/
or (ii) in such other manner as the Irish High Court might direct.
1.15The expected dates set out above are subject to change at the discretion of the Board, and any such change will be announced on the
Company’s website and (where required) in the manner set out in (i) and/or (ii) above.
2.Consents and Meetings
2.1The 5% Preference Share Scheme Meeting is being convened pursuant to the authority of the Board to seek the approval of the 5%
Preference Share Scheme by the 5% Preference Shareholders as of the Voting Record Time. The 5% Preference Share Scheme Meeting
is to be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on May 21, 2026 at 10:30 a.m. (Dublin),
or if later, immediately after the conclusion or adjournment of the preceding 7% Preference Share Scheme Meeting.
2.2Notice of the 5% Preference Share Scheme Meeting was distributed to the 5% Preference Shareholders on                , 2026 and forms
part of the 5% Preference Share Scheme Circular. Entitlement to notice of and/or to vote at the 5% Preference Share Scheme Meeting will be determined by reference to the Register of Members at the Voting Record Time. The purpose of the 5% Preference Share Scheme
Meeting is to consider and vote on the 5% Preference Share Scheme. The Irish High Court can only sanction the 5% Preference Share
Scheme, and the 5% Preference Share Scheme can only be effective, if it, among other things, is approved by the necessary majority of
5% Preference Shareholders at the 5% Preference Share Scheme Meeting.
2.3In addition to requiring approval at the 5% Preference Share Scheme Meeting, implementation of the 5% Preference Share Scheme also requires approval by the Ordinary Shareholders (and the 7% Preference Shareholders, voting with the Ordinary Shareholders as a single class, for the purposes of Proposal 9 only) of Proposals 8, 9, 10 and 11 at the AGM which are necessary to effect and to implement the
5% Preference Share Scheme, as described below. The AGM is to be held at the Royal Marine Hotel, Marine Road, Dún Laoghaire, Co.
Dublin, Ireland on May 7, 2026 at 11:00 a.m. (Dublin), and the Proxy Statement was made available to Ordinary Shareholders and the 7%
Preference Shareholders and, for information only, to the 5% Preference Shareholders on                , 2026, and is available here:
www.crh.com/investors/shareholder-meetings. Entitlement to notice of and/or to vote at the AGM will be determined by reference to the
Register of Members at the AGM Voting Record Time.
2.4The 5% Preference Shares carry limited voting rights, and the Holders of the 5% Preference Shares are not entitled to attend and vote at general meetings unless their dividends are in arrears, or in other limited circumstances. As such, the 5% Preference Shareholders are not

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CRH PROXY STATEMENT 2026

entitled to vote on the resolutions proposed at the AGM, but rather will vote on the 5% Preference Share Scheme at the 5% Preference
Share Scheme Meeting.
2.5As of the Latest Practicable Date, 50,000 5% Preference Shares were issued and outstanding and there were 37 registered members in respect of the 5% Preference Shares whose names were registered in the Register of Members.
3.The 5% Preference Share Scheme Meeting
3.1The 5% Preference Share Scheme Meeting has been convened for 10:30 a.m. (Dublin), or if later, immediately after the conclusion or adjournment of the preceding 7% Preference Share Scheme Meeting, on May 21, 2026 to enable the 5% Preference Share Scheme
Shareholders to consider and, if thought fit, approve the 5% Preference Share Scheme.
3.2To be passed, the resolution to approve the 5% Preference Share Scheme requires the approval of 5% Preference Shareholders representing at least 75% in value of the 5% Preference Share Scheme Shares held by such holders at the Voting Record Time voting in person or by proxy. The quorum for the 5% Preference Share Scheme Meeting (or at any adjournment of such meeting) shall be at least two persons holding or representing by proxy at least one-third in nominal value of the 5% Preference Shares.
3.3At the 5% Preference Share Scheme Meeting, voting will be by poll and not by a show of hands, and each holder of 5% Preference Share
Scheme Shares as at the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each 5% Preference
Share Scheme Share held as of the Voting Record Time.
4.The AGM
4.1In addition to the 5% Preference Share Scheme Meeting, the AGM will take place for the Ordinary Shareholders (and the 7% Preference
Shareholders, voting with the Ordinary Shareholders as a single class, for the purposes of Proposal 9 only) to consider and, if thought fit, approve Proposals 8 through 11 at the AGM in connection with the Preference Share Cancellations (which in the case of a special resolution require a vote in favour of not less than three-fourths (75%) of the votes cast in person or by proxy, and in respect of an ordinary resolution requires a simple majority (>50%) of the votes cast in person or by proxy).
4.2The Proposals to be voted upon are set out in full on pages 31 to 38 of the Proxy Statement. In summary, at the AGM, Ordinary
Shareholders (and 7% Preference Shareholders, voting with the Ordinary Shareholders as a single class, for the purposes of Proposal 9 only) will be asked to approve: (i) the Schemes and to authorise the directors of CRH to give effect to the Schemes (as described in
Proposal 8), (ii) the capital reduction relating to the cancellation of any class(es) of Preference Shares cancelled pursuant to the Schemes
(Proposal 9), (iii) a variation in CRH’s authorised share capital to remove any cancelled class(es) of Preference Shares (Proposal 10), and
(iv) certain amendments to the Articles to remove references to any class(es) of Preference Shares cancelled pursuant to the Schemes
(Proposal 11), in each case, subject to (A) the applicable Scheme being approved by the requisite majorities at the applicable Scheme
Meeting, (B) the Irish High Court sanctioning the applicable Scheme and confirming the applicable Reduction of Capital, and (C) each of
Proposals 8 to 11 being approved by the requisite majorities at the AGM.
5.5% Preference Share Irish High Court Hearing
5.1If the requisite approvals are obtained at the AGM and the 5% Preference Share Scheme Meeting, the 5% Preference Share Court
Hearing to sanction the 5% Preference Share Scheme is expected to be held before the end of July 2026, subject to the discretion of the
Irish High Court. All 5% Preference Shareholders of record are entitled to attend the 5% Preference Share Court Hearing in person, or may be represented by counsel or a solicitor at their own expense to support or oppose the sanctioning of the 5% Preference Share
Scheme.
6.Interests Held by CRH Directors and Executive Officers and the effect of the 5% Preference Share Scheme on their Interests
6.1No director or executive officer of the Company holds any interests in the 5% Preference Shares, or has any substantial interests, directly or indirectly, in the matters relating to the Preference Share Cancellations. The effect of the 5% Preference Share Scheme on the interests of the CRH directors, does not differ from its effect on the like interests of other persons.
7.Amendment or Termination
7.1The 5% Preference Share Scheme may be amended, modified or supplemented at any time before or after its approval at the 5%
Preference Share Scheme Meeting. However, after approval at the 5% Preference Share Scheme Meeting, no amendment, modification or supplement may be made or effected to the 5% Preference Share Scheme that legally requires further approval by the 5% Preference
Shareholders without obtaining such approval.
7.2At the 5% Preference Share Court Hearing, the Irish High Court may impose such conditions as it deems appropriate in relation to the 5%
Preference Share Scheme. The Board of Directors may consent on behalf of all persons concerned to any modification of or addition to the 5% Preference Share Scheme or any condition that the Irish High Court may approve or impose. The Irish High Court would be unlikely to approve or impose any modification of, or addition to, or a condition to, the 5% Preference Share Scheme which might be materially adverse to the interests of the 5% Preference Shareholders, unless such 5% Preference Shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide in its discretion whether or not a further meeting or meetings of the 5% Preference Shareholders should be held in these circumstances. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board of Directors, is of such a nature or importance that it requires the consent of
5% Preference Shareholders at a further meeting or meetings, the Board of Directors will not take the necessary steps to enable the 5%
Preference Share Scheme to become effective unless and until such consent is obtained.
8.Settlement, Listing and Dealings
8.1The Company has applied to Euronext Growth Dublin for the cancellation of the listing and admission to trading of the 5% Preference
Shares on Euronext Growth Dublin, with such delisting being subject to receipt of the requisite approvals for the cancellation of the 5%
Preference Shares at the AGM and the 5% Preference Share Scheme Meeting. If the 5% Preference Share Scheme becomes effective, the last day of dealings in the 5% Preference Shares on Euronext Growth Dublin is currently expected to be on or around the Effective
Date. No transfers of 5% Preference Shares will be registered after this date.
8.2Where, at the 5% Preference Share Scheme Record Time, a person holds 5% Preference Shares in registered form, payment of the 5%
Cancellation Consideration will be paid in accordance with Clause 3 and Clause 4 of the 5% Preference Share Scheme Document by
cheque payable in Euro (€) for the sums payable to them dispatched by ordinary prepaid post save that 5% Preference Shareholders that

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hold their 5% Preference Shares in registered form and have a valid bank mandate in place with the Registrar for the purposes of receiving 5% Preference Share distributions into that bank account, will receive cash due under the 5% Preference Share Scheme into that bank account as described in Clauses 3 and 4 of the 5% Preference Share Scheme Document.
8.3Where, at the 5% Preference Share Scheme Record Time, a 5% Preference Shareholder holds 5% Preference Shares in unregistered form (i.e. through the EB System), the 5% Cancellation Consideration to which such 5% Preference Shareholder is entitled will be paid in
Euro (€) by means of the EB System by CRH procuring the electronic transfer of the sum payable to Euroclear Bank as described in
Clauses 3 and 4 of the 5% Preference Share Scheme Document.
9.Tax Information in Respect of the 5% Preference Share Scheme
THE TAX CONSIDERATIONS SUMMARISED BELOW ARE FOR GENERAL INFORMATION ONLY AND ARE IN RESPECT OF TAX
CONSIDERATIONS OF THE SCHEMES ONLY. EACH 5% PREFERENCE SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX
ADVISER AS TO THE PARTICULAR TAX CONSEQUENCES THAT MAY APPLY TO SUCH PREFERENCE SHAREHOLDER.
Irish Tax Considerations
Scope of Summary
9.1The following is a summary of the material Irish tax considerations applicable to the persons who are the ultimate owners of the 5%
Preference Shares for Irish tax purposes and references to “5% Preference Shareholders” in this summary in paragraph 9 should be read accordingly.
9.2References to “Non-Irish Holders” in this paragraph 9 are to 5% Preference Shareholders who: are the absolute beneficial owners of their
5% Preference Shares; are neither resident (nor, in the case of individuals, ordinarily resident) in Ireland for Irish tax purposes; and the 5%
Preference Shares have not at any time been (i) used in or for the purposes of a trade carried on by that 5% Preference Shareholder through an Irish branch or agency; nor (ii) used, held or acquired for use by or for the purposes of such branch or agency.
9.3This summary is based on existing Irish tax law and the published practice of the Irish Revenue in or around the date of this document.
Changes in law and/or administrative practice may result in a change in the Irish tax considerations described below, possibly with retrospective effect. Furthermore, we can provide no assurances that the tax consequences contained in this summary will not be challenged by the Irish Revenue or will be sustained by an Irish court if they were to be challenged. This summary does not constitute legal or tax advice and is intended only as a general guide. The summary is not exhaustive, and 5% Preference Shareholders should consult their own tax advisors regarding the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions)
of the acquisition, ownership and disposal of 5% Preference Shares pursuant to the Schemes. The summary applies only to certain categories of person and, in particular, may not apply to such persons as dealers in securities, trustees, insurance companies, collective investment schemes, persons who acquired their 5% Preference Shares or, who are deemed to have acquired their 5% Preference
Shares, by virtue of an office or employment (performed or carried on to any extent in Ireland) or entities associated with the Company
(being entities (i) which are, directly or indirectly, entitled to more than 50% of the ownership rights, voting power or profits of the
Company (or entities in which the Company holds such an entitlement), (ii) which have definite influence in the Company (or entities in which the company has such influence); or (iii) where a third entity has such entitlements or influence in respect of another entity and the
Company).
9.4The law or practice of Irish Revenue may change, prospectively or retroactively, which could increase, reduce or mitigate possible tax consequences for 5% Preference Shareholders.  Also, the assumed practices may not be issued by the Irish Revenue.  The position under current Irish law is uncertain and CRH makes no assurances on the tax position for Preference Shareholders.
9.5PREFERENCE SHAREHOLDERS WHO ARE IN ANY DOUBT ABOUT THEIR TAX POSITION AND / OR MAY BE SUBJECT TO TAXATION
IN ANY JURISDICTION OTHER THAN IRELAND ARE STRONGLY RECOMMENDED TO CONSULT AN APPROPRIATELY QUALIFIED
INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.
Irish Capital Gains Tax
Non-Irish resident shareholders
9.6In general, a non-Irish 5% Preference Shareholder should not be within the charge to Irish capital gains tax, referred to as “Irish CGT”, or corporation tax on chargeable gains (as applicable) on the disposal of their 5% Preference Shares pursuant to the 5% Preference Share
Scheme.
9.7A 5% Preference Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, be liable to Irish CGT on any chargeable gain realised on the disposal of their 5% Preference Shares during the period in which the individual is a non-resident.
Irish resident shareholders
9.85% Preference Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their 5% Preference
Shares in or for the purposes of a trade carried on by the 5% Preference Shareholder in Ireland through a branch or agency, or whose 5%
Preference Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their 5% Preference
Shares pursuant to the Schemes.
9.9For the purpose of Irish CGT, an Irish Holder should be treated as having made a disposal of their 5% Preference Shares for consideration of an amount equal to the cash received for the cancellation of the 5% Preference Shares pursuant to the Scheme. This may, subject to the Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT.  Irish CGT applies a rate of 33% on any chargeable gain (subject to any available exemption or relief).
Irish Dividend Withholding Tax
9.10Payments made by CRH to 5% Preference Shareholders under the Schemes for the redemption, repayment or purchase of its 5%
Preference Shares will not be subject to DWT in Ireland where the arrangement does not form part of a scheme the main purpose of which is to enable the owner of the shares to participate in the profits of the company without receiving a dividend. Unless exempted, any dividends or other relevant distributions paid by CRH to 5% Preference Shareholders under the Schemes will be subject to withholding at the standard rate of income tax (currently 25%). The withholding tax requirement will not apply to distributions paid to certain categories

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of Irish resident 5% Preference Shareholders or to distributions paid to certain categories of non-Irish resident 5% Preference
Shareholders.
9.11The following Irish resident 5% Preference Shareholders, inter alia, are exempt from withholding if, on a timely basis in advance of the payment of any relevant dividend they make an appropriate declaration of entitlement to exemption to CRH:
(a) Irish resident companies;
(i)pension schemes approved by the Irish Revenue;
(ii) qualifying fund managers or qualifying savings managers in relation to approved retirement funds or approved minimum retirement funds;
(iii) PRSA administrators who receive the relevant distribution as income arising in respect of PRSA assets;
(iv) qualifying employee share ownership trusts;
(v) collective investment undertakings;
(vi) tax-exempt charities;
(vii) designated brokers receiving the distribution for special portfolio investment accounts;
(viii )any person who is entitled to exemption from income tax under Schedule F on dividends in respect of an investment in whole or in part of payments received in respect of a civil action or from the Personal Injuries Assessment Board for damages in respect of mental or physical infirmity;
(ix)certain qualifying trusts established for the benefit of an incapacitated individual and/or persons in receipt of income from such a qualifying trust;
(x)any person entitled to exemption to income tax under Schedule F by virtue of section 192(2) of the TCA;
(xi)unit trusts to which section 731(5)(a) of the TCA applies; and
(xii)certain Irish Revenue-approved amateur and athletic sport bodies.
9.12The following non-resident 5% Preference Shareholders are exempt from withholding if they make to CRH, in advance of payment of any dividend, an appropriate declaration of entitlement to exemption:
(a)persons (other than a company) who (i) are neither resident nor ordinarily resident in Ireland and (ii) are resident for tax purposes in (a) a Tax Treaty Country or (b) an EU member state other than Ireland;
(bcompanies not resident in Ireland which are resident in an EU member state or a Tax Treaty Country and are not controlled, directly or indirectly, by an Irish resident or Irish residents;
(c)companies not resident in Ireland which are directly or indirectly controlled by a person or persons who are, by virtue of the law of a Tax Treaty Country or an EU member state, resident for tax purposes in a Tax Treaty Country or an EU member state other than Ireland and which are not controlled directly or indirectly by persons who are not resident for tax purposes in a Tax Treaty Country or EU member state;
(d)companies not resident in Ireland, the principal class of shares of which is substantially and regularly traded on a recognised stock exchange in a Tax Treaty Country or an EU member state including Ireland or on an approved stock exchange; or
(e)companies not resident in Ireland that are 75% subsidiaries of a single company, or are wholly-owned by two (2) or more companies, in either case the principal classes of shares of which is or are substantially and regularly traded on a recognised stock exchange in a Tax Treaty Country or an EU member state including Ireland or on an approved stock exchange.
9.13In the case of an individual non-Irish resident 5% Preference Shareholder resident in an EU member state or Tax Treaty Country, the declaration must be accompanied by a current certificate of tax residence from the tax authorities in the 5% Preference Shareholder’s country of residence. In the case of both an individual and corporate non-Irish resident 5% Preference Shareholder resident in an EU member state or Tax Treaty Country, the declaration must also contain an undertaking that he, she or it will advise the Company accordingly if he, she or it ceases to meet the conditions to be entitled to the DWT exemption. No declaration is required if the 5%
Preference Shareholder is a 5% parent company in another EU member state in accordance with section 831 of the TCA.
9.14Investors who hold their shares through a qualifying intermediary should make the appropriate declaration of entitlement to exemption on a timely basis to that intermediary.
Irish Stamp Duty
9.155% Preference Shareholders will not be chargeable to Irish stamp duty on the disposal of their 5% Preference Shares under the 5%
Preference Share Scheme.
10.Overseas Shareholder
10.1As regards Overseas Shareholders, the 5% Preference Share Scheme may be affected by the laws of the relevant jurisdictions. Such
Overseas Shareholders should inform themselves about and observe any applicable legal requirements. It is the responsibility of Overseas
Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.
10.2This explanatory statement has been prepared for the purposes of complying solely with the laws of Ireland, in particular with Section 452 of the Act, and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland. Overseas Shareholders are encouraged to consult their local tax advisor.

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11.5% Preference Share Forms of Proxy
11.15% Preference Shareholders who hold their 5% Preference Shares in their own name as of the date of this document have been sent a
5% Preference Share Form of Proxy for the 5% Preference Share Scheme Meeting. 5% Preference Shareholders are strongly encouraged to complete and return their 5% Preference Share Forms of Proxy as soon as possible.
12.Action to be Taken
12.1You will find enclosed with the 5% Preference Share Scheme Circular (i) the full terms of the 5% Preference Share Scheme of
Arrangement, (ii) the formal notice of the 5% Preference Share Scheme Meeting, and (iii) the 5% Preference Share Form of Proxy for use
at the 5% Preference Share Scheme Meeting. Your attention is drawn to the “Notes” section at the end of the notice of the 5% Preference
Share Scheme Meeting.
12.2It is important that as many votes as possible are cast at the 5% Preference Share Scheme Meeting so that the Irish High Court may be satisfied that there is a fair and reasonable representation of the opinion of 5% Preference Shareholders as of the Voting Record Time
when it is considering whether to sanction the 5% Preference Share Scheme. In addition, the quorum required for the 5% Preference
Share Scheme Meeting (or at any adjournment of such meeting) shall be at least two persons holding or representing in person or by proxy at least one-third in nominal value of the 5% Preference Shares. You are therefore strongly encouraged to complete and return your
5% Preference Share Form of Proxy in accordance with the deadlines set out below.
Registered Shareholders
12.3For 5% Preference Shareholders whose name appears on the Register of Members (i.e. those who hold their 5% Preference Shares directly on the Register of Members and who therefore do not hold their interests in 5% Preference Shares as Belgian Law Rights through the EB System or as CDIs through the CREST securities settlement system (“CREST”), you may appoint a proxy by completing the enclosed 5% Preference Share Form of Proxy. To be valid, the 5% Preference Share Form of Proxy must be delivered in writing, together with any power of attorney or other authority under which it is signed or a certified copy thereof to the Registrar by post to Computershare
Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland in the enclosed reply paid envelope or by hand during normal business hours by no later than 10.30 a.m, (Dublin) on May 19, 2026 (being 48 hours prior to the 5%
Preference Share Scheme Meeting).
12.45% Preference Shareholders who wish to submit proxies by electronic means may do so up to the same deadline (i.e. not later than 48 hours prior to the meeting) by visiting www.exproxyappointment.com or scanning the QR code and following the instructions on the 5%
Preference Share Form of Proxy. 5% Preference Shareholders who have any queries in relation to the proxy appointment process, do not receive a 5% Preference Share Form of Proxy by post, or who wish to be sent paper copies of documents relating to the 5% Preference
Share Scheme Meeting, should contact the Registrar (Computershare Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest
Business Campus, Dublin 24, D24 AK82, Ireland or telephone (+353 (1) 6968467)). The completion of a 5% Preference Share Form of
Proxy will not preclude you from attending the 5% Preference Share Scheme Meeting and voting in person, if you wish to do so.
Holdings in Uncertificated Form as an EB Participant
12.55% Preference Shareholders who hold interests in the 5% Preference Shares through a participant account in the EB System can submit electronic voting instructions in the manner described in the document issued by Euroclear Bank entitled ‘Euroclear Bank as issuer CSD for Irish corporate securities’ and available on the Euroclear Bank website (www.euroclear.com).
12.6EB Participants can either send:  electronic voting instructions to instruct EB Nominees to, either itself, or by appointing the Chair of the
5% Preference Share Scheme Meeting as a proxy to:
• vote in favour of the 5% Preference Share Scheme;
• vote against the 5% Preference Share Scheme;
• abstain in respect of the 5% Preference Share Scheme; and/or
• give a discretionary vote to the Chair of the 5% Preference Share Scheme Meeting in respect of the 5% Preference Share Scheme;
or
• give a proxy voting instruction to appoint a third party (other than EB Nominee or the Chair of the 5% Preference Share Scheme),
who may be a corporate representative or the EB Participant themselves, to attend the meeting and vote the number of 5%
Preference Shares specified in the proxy voting instruction by providing Euroclear Bank with the proxy details as requested in its notification (e.g. proxy first name, proxy last name, proxy address). There is no facility to offer a letter of representation or to appoint a corporate representative other than through submission of third party proxy appointment instructions.
Further detail in relation to the procedures for voting in respect of shares held through an EB Participant is set out in the “Notes” section in the Notice of the 5% Preference Share Scheme Meeting. While the voting deadline will be confirmed by Euroclear Bank and notified by it to EB Participants, Euroclear Bank will, wherever practical, aim to have a voting instruction deadline of one hour prior to the Company’s proxy appointment deadline (being 48 hours before the time appointed for the 5% Preference Share Scheme Meeting or any adjournment thereof).
Holdings through CDIs in CREST
12.7As of the Latest Practicable Date, no 5% Preference Shareholders hold their interests in 5% Preference Shares through CDIs, but the information below has been included in the event this changes before the Voting Record Time.
12.8Voting instructions for 5% Preference Shareholders who hold interests in the 5% Preference Shares as CDIs in the CREST system are to be received via Broadridge. Further details on this service are set out on the ‘All you need to know about SRD II in Euroclear UK & Ireland’
webpage of the Euroclear Bank website (www.euroclear.com) which is accessible to CREST participants (see section CREST International
Service – Proxy voting).

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CRH PROXY STATEMENT 2026

12.9CDI holders will be required to use the EUI proxy voting service facilitated by the Broadridge Global Proxy Voting service in order to receive meeting announcements and send back voting instructions, as required. To facilitate client set up, CDI holders who wish to participate in the proxy voting service, will need to complete a Meetings and Voting Client Set-up Form (CRT408), a copy of which is available on the Euroclear Bank website (www.euroclear.com) which is accessible to CREST participants. Completed application forms should be returned to EUI by an authorised signatory with another relevant authorised signatory copied in for verification purposes using the following email address:  uk-membership@euroclear.com. Fully completed and returned application forms will be shared with
Broadridge by EUI. This will enable Broadridge to contact a shareholder and share further detailed information on the service offering and initiate the process for granting their access to the Broadridge platform.
12.10Further detail in relation to the procedures for voting in respect of shares held through CDIs is set out in the “Notes” section in the Notice of the 5% Preference Share Scheme Meeting. While the voting deadline will be confirmed by, or on behalf of Euroclear UK (by Broadridge)
and notified by them to CDI holders, the voting deadline for holders of CDIs in respect of the 5% Preference Share Scheme Meeting is expected to be two Business Days prior to Euroclear Bank’s voting instruction deadline.
12.115% Preference Shareholders should consult with their stockbroker or other intermediary at the earliest opportunity for further information on the processes and timelines for submitting proxies and voting instructions for the 5% Preference Share Scheme Meeting through the respective systems.
12.12If you have any queries in relation to action to be taken, please contact the Registrar, Computershare Investor Services (Ireland) Limited,
3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland, on (+353 (1) 6968467) between 9.00 a.m. and 5.00 p.m.
Monday to Friday (other than bank holidays in Ireland). For legal reasons, the Registrar will not be able to provide advice on the merits of the cancellation itself or give financial, legal or tax advice.
13.Further Information
13.1The terms of the 5% Preference Share Scheme are set out in full in “Part I – The 5% Preference Share Scheme of Arrangement” of Annex
B to the Proxy Statement and the 5% Preference Share Scheme Circular.
13.2Further information regarding the Preference Share Cancellations is set out in the FAQs Regarding the LSE Delisting and Preference Share
Cancellations at Annex E of the Proxy Statement, which are available on the Company’s website, www.crh.com under the heading
“Shareholder Center”.
14.Board Recommendation
14.1The Board considers the Preference Share Cancellations to be in the best interests of CRH and its Ordinary Shareholders and Preference
Shareholders as a whole. Your vote is very important. Whether or not you plan to attend the 5% Preference Share Scheme Meeting, please take appropriate action to make sure your 5% Preference Shares are represented and voted at the 5% Preference Share Scheme
Meeting.
14.2Accordingly, the Board unanimously recommends that you vote “FOR” the approval of the 5% Preference Share Scheme at the 5%
Preference Share Scheme Meeting.

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CRH PROXY STATEMENT 2026

Annex C – Part I – 7% Preference
Share Scheme of Arrangement
The information contained in Annexes B and C of this Proxy Statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, and is included solely to comply with the requirements of the
Companies Act 2014 in order to provide the information required under such laws applicable to the Preference Shareholders.
SCHEME OF ARRANGEMENT
THE HIGH COURT
IN THE MATTER OF
CRH PUBLIC LIMITED COMPANY
AND IN THE MATTER OF THE COMPANIES ACT 2014
SCHEME OF ARRANGEMENT
UNDER CHAPTER 1 OF PART 9 OF THE COMPANIES ACT 2014
BETWEEN CRH PUBLIC LIMITED COMPANY AND THE 7% PREFERENCE SHARE SCHEME SHAREHOLDERS
(AS HEREINAFTER DEFINED)
PRELIMINARY:
(A)CRH is a public limited company incorporated in Ireland under the Act with registration number 12965.
(B)The authorised share capital of CRH at the date of this 7% Preference Share Scheme is €401,297,940 divided into 150,000 5% Cumulative
Preference Shares of €1.27 each, 872,000 7% “A” Cumulative Preference Shares of €1.27 each and 1,250,000,000 Ordinary Shares of €0.32 each.  As of the Latest Practicable Date, (i) 705,043,723 Ordinary Shares have been issued and are credited as fully paid and the remainder are unissued, (ii) 50,000 5% Cumulative Preference Shares have been issued and are credited as fully paid and the remainder are unissued, and (iii)
872,000 7% “A” Cumulative Preference Shares have been issued and are credited as fully paid.
(C)The purpose of the 7% Preference Share Scheme is to provide for the cancellation of all 7% Preference Share Scheme Shares pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Act and Sections 84 and 85 of the Act, in consideration for a cash payment of the 7%
Cancellation Consideration to the 7% Preference Share Scheme Shareholders, and to take certain steps to facilitate the foregoing.
(D)All references are to Dublin (Ireland) time unless otherwise stated.
(E)The explanatory statement required to be furnished pursuant to Section 452 of the Act is set out in “Part II - 7% Preference Share Scheme of
Arrangement Explanatory Statement” of Annex C to the Proxy Statement, and was also issued to the 7% Preference Shareholders on                ,
2026 as part of the 7% Preference Share Scheme Circular.

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CRH PROXY STATEMENT 2026

1.The Scheme of Arrangement
1.1 Definitions

In this 7% Preference Share Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:
“5% Cancellation Consideration”	€2.54 for each 5% Preference Share cancelled pursuant to the 5% Preference Share Scheme;
“5% Preference Share Scheme” or “5% Preference Share Scheme of Arrangement”
the proposed scheme of arrangement under Chapter 1 of Part 9 of the Act, and the related reduction of capital, with or subject to any modifications, addition(s) or condition(s) approved or imposed by the Irish
High Court and agreed to by CRH in relation to the cancellation of the 5% Preference Shares;

“5% Preference Share Scheme Circular”
the document distributed to the 5% Preference Shareholders on                , 2026 in respect of the 5%
Preference Share Scheme containing (i) the 5% Preference Share Scheme Document, (ii) the notice of the
5% Preference Share Scheme Meeting, (iii) an explanatory statement as required by Section 452 of the
Act with respect to the 5% Preference Share Scheme (as also set out in ‘Part II - 5% Preference Share
Scheme of Arrangement Explanatory Statement’ of Annex B to the Proxy Statement), (iv) the form of proxy, and (v) the accompanying cover letter;

“5% Preference Share Scheme Document”
the document as set out in ‘Part I – 5% Preference Share Scheme of Arrangement’ of Annex B to the
Proxy Statement, and as also distributed to 5% Preference Shareholders as part of the 5% Preference
Share Scheme Circular;

“5% Preference Shareholders”	Holders of the 5% Preference Shares;
“5% Preference Shares”	the 50,000 5% Cumulative Preference Shares of €1.27 each in the share capital of CRH (ISIN: IE0001827264), admitted to trading on Euronext Growth Dublin;
“7% Cancellation Consideration”	has the meaning given to it in Clause 3.1;
“7% Preference Share Cancellation”
the cancellation of all of the 872,000 issued and outstanding 7% Preference Shares to be implemented pursuant to the 7% Preference Share Scheme, and the related Reduction of Capital in exchange for a cash payment of the 7% Cancellation Consideration;

“7% Preference Share Court Hearing”	the hearing by the Irish High Court at which the application is made to sanction the proposed 7% Preference Share Scheme under Section 453(2)(c) of the Act;
“7% Preference Share Forms of Proxy”
the form of proxy for the 7% Preference Share Scheme Meeting and the form of proxy for the AGM, and
“7% Preference Share Forms of Proxy” shall mean any of them, which have been issued to 7%
Preference Shareholders on                  , 2026 as part of the 7% Preference Share Scheme Circular;

“7% Preference Share Scheme Circular”
the document distributed to the 7% Preference Shareholders on                , 2026 in respect of the 7%
Preference Share Scheme containing (i) this 7% Preference Share Scheme Document, (ii) the notice of the 7% Preference Share Scheme Meeting, (iii) an explanatory statement as required by Section 452 of the Act with respect to the 7% Preference Share Scheme (as also set out in ‘Part II - 7% Preference
Share Scheme of Arrangement Explanatory Statement’ of Annex C to the Proxy Statement), (iv) the 7%
Preference Share Forms of Proxy, and (v) the accompanying cover letter;

“7% Preference Share Scheme Document”
this document, as set out in ‘Part I – 7% Preference Share Scheme of Arrangement’ of Annex C to the
Proxy Statement, and as also distributed to 7% Preference Shareholders as part of the 7% Preference
Share Scheme Circular;

“7% Preference Share Scheme Meeting”
the meeting of the 7% Preference Shareholders convened pursuant to the authority of the Board under
Section 450(1) of the Act (and any adjournment of such meeting), to be held at 10:00 a.m. on May 21,
2026 at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland for the purposes of considering and, if thought fit, approving the 7% Preference Share Scheme (with or without any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court)), notice of which
was sent to the 7% Preference Shareholders on                  , 2026 and is part of the 7% Preference
Share Scheme Circular;

“7% Preference Share Scheme Order”
the order or orders of the Irish High Court under Section 453 of the Act sanctioning the 7% Preference
Share Scheme and, if applicable, confirming the Reduction of Capital which forms part of it under
Sections 84 and 85 of the Act;

“7% Preference Share Scheme Record Time”
11:59 pm (Dublin) on the last Business Day before the Effective Date (or such other day and/or time as is specified as the record time for determining those 7% Preference Shares that will be subject to the 7%
Preference Share Scheme);

“7% Preference Share Scheme Shares”	any 7% Preference Shares in issue at the 7% Preference Share Scheme Record Time;
“7% Preference Share Scheme Shareholders”	Holders of the 7% Preference Share Scheme Shares;
“7% Preference Share Scheme” or “7% Preference Share Scheme of Arrangement”
this proposed scheme of arrangement under Chapter 1 of Part 9 of the Act, and the Reduction of Capital,
with or subject to any modifications, addition(s) or condition(s) approved or imposed by the Irish High
Court and agreed to by CRH in relation to the cancellation of the 7% Preference Share Scheme Shares;

“7% Preference Shareholders”	Holders of the 7% Preference Shares;
“7% Preference Shares”
the 7% “A” Cumulative Preference Shares of €1.27 each in the share capital of CRH (ISIN
IE0001827603), currently admitted to trading on the LSE but expected to be delisted from the LSE on
April 20, 2026;

“Act”	the Companies Act 2014 of Ireland (as amended);
“AGM”	the annual general meeting of CRH (and any adjournment thereof) to be held at 11:00 a.m. (Dublin) on Thursday, May 7, 2026 at the Royal Marine Hotel, Marine Road, Dún Laoghaire, Co. Dublin, Ireland;

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CRH PROXY STATEMENT 2026

“AGM Voting Record Time”	7:00 p.m. (Dublin)/3:00 p.m. (New York) on March 11, 2026 for Ordinary Shareholders, and 7:00 p.m. (Dublin)/2:00 p.m. (New York) on May 3, 2026 for 7% Preference Shareholders;
“Articles”	the articles of association of CRH as at the date of the 7% Preference Share Scheme Circular;
“Belgian Law Rights”	the fungible co-ownership rights governed by Belgian law over a pool of book-entry interests in securities of the same issue (i.e. as can be identified by an ISIN) which the EB Participants hold;
“Board of Directors” or “Board”	the board of directors of CRH from time to time;
“Broadridge”	Broadridge Financial Solutions Limited;
“Business Day”	any day, other than a Saturday, Sunday, public holiday or a day on which banks in Ireland, London or in New York are authorised or required by law or executive order to be closed;
“Cancellation Consideration”	the 5% Cancellation Consideration and the 7% Cancellation Consideration;
“CDIs”	an English law security issued by the CREST Depository that represents a CREST member’s interest in a 7% Preference Share (including the Belgian Law Rights in respect of a 7% Preference Share);
“Company” or “CRH”	CRH plc, a public limited company incorporated under the Act with registration number 12965 and having its registered office at 42 Fitzwilliam Square, Dublin 2, D02 R279, Ireland;
“CREST Depository”	CREST Depository Limited, a subsidiary of Euroclear UK & International Limited (“EUI”) (or any successor or assignee of it in such capacity from time to time);
“DWT”	Irish dividend withholding tax;
“EB” or “Euroclear Bank”	Euroclear Bank S.A./N.V., an international central depository system based in Belgium;
“EB Nominee”
Euroclear Nominees Limited, a wholly owned subsidiary of Euroclear Bank, established under the laws of
England and Wales with registration number 02369969 (or any such successor or assignee of it in such capacity from time to time);

“EB Participant”	a participant in the EB System that has entered into an agreement to participate in the EB System subject to the EB Terms and Conditions;
“EB System”
the securities settlement system operated by Euroclear Bank and governed by Belgian law (or any successor or assignee of it in such capacity from time to time) or any replacement for such system from time to time;

“EB Terms and Conditions”	the document issued by Euroclear Bank entitled “Terms and Conditions governing use of Euroclear” dated June 2025;
“Effective Date”	the date on which the 7% Preference Share Scheme becomes effective in accordance with its terms;
“Effective Time”	the time on the Effective Date at which the 7% Preference Share Scheme Order and a copy of the minute required by Section 86 of the Act are registered by the Registrar of Companies;
“Euro” or “€”	euro, the lawful currency of Ireland;
“Euronext”
the corporate group consisting of Euronext N.V., a company with limited liability (“naamloze venootschap”) organised under the laws of the Netherlands, Euronext Brussels, Euronext Dublin,
Euronext Lisbon, Euronext Paris and Oslo Børs and/or any other subsidiary of Euronext N.V., as the context may require;

“Euronext Dublin”
the Irish Stock Exchange plc, trading as Euronext Dublin incorporated and registered in Ireland under the
Act with registered number 539157 (or any successor or assignee of it in such capacity from time to time);

“Euronext Growth Dublin”	a Euronext Growth market operated by Euronext Dublin;
“Euronext Growth”	a multilateral trading facility within the scope of Article 4(1)(22) of MiFID II operated by the respective Euronext Market Undertakings with the commercial name “Euronext Growth”;
“Holder”
in relation to any Ordinary Share and/or Preference Share, the Member whose name is entered in the
Register of Members as the holder of that share and any Joint Holder, including any person(s) entitled by transmission;

“Irish High Court”	the High Court of Ireland;
“Irish Revenue”	the Revenue Commissioners of Ireland, the Irish Government agency responsible for customs, excise, taxation and related matters;
“Joint Holder(s)”	the Members whose names are entered in the Register of Members as the joint holders of a 7% Preference Share and includes any person(s) entitled by transmission;
“Latest Practicable Date”	March 11, 2026;
“LSE”
the London Stock Exchange Group plc or the market conducted by it, as the context requires, or any successor or assignee of it in such capacity from time to time or any replacement for such system from time to time;

“Members”	the members of CRH as entered in the Register of Members at any relevant date and “Member” will be interpreted accordingly;
“Ordinary Shareholders”	a Holder of Ordinary Shares;
“Ordinary Shares”	the ordinary shares of €0.32 each in the share capital of CRH;
“Overseas Shareholders”	a 7% Preference Shareholder who is resident in, ordinarily resident in, or a citizen of a jurisdiction outside of Ireland;
“Preference Shares”	the 5% Preference Shares and the 7% Preference Shares;

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CRH PROXY STATEMENT 2026

“Preference Shareholders”	the 5% Preference Shareholders and the 7% Preference Shareholders;
“Preference Share Scheme Circular(s)”	the 5% Preference Share Scheme Circular and/or the 7% Preference Share Scheme Circular, as the context so requires;
“Proxy Statement”
the 2026 Notice of Meeting and Proxy Statement issued to Ordinary Shareholders and 7% Preference
Shareholders (and made available to 5% Preference Shareholders for information purposes only)
on            , 2026 and available on CRH’s website at www.crh.com/investors/shareholder-meetings;

“Reduction of Capital”
the reduction of the share capital of CRH by the cancellation of the 7% Preference Share Scheme Shares to be effected as part of the 7% Preference Share Scheme as referred to in Clause 2 of this 7%
Preference Share Scheme;

“Register of Members”	the register of members of CRH which is maintained pursuant to Section 169 of the Act;
“Registrar”
Computershare Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin
24, D24 AK82, Ireland, or such other registrar as may be appointed by the Company from time to time;

“Registrar of Companies”	the Registrar of Companies in Dublin, Ireland;
“Regulatory Information Service”	a regulatory information service as defined in the Irish Takeover Rules;
“Restricted Jurisdiction”	any jurisdiction in respect of which it would be unlawful for the 7% Preference Share Scheme Circular to be released, published or distributed, in whole or in part;
“Restricted Overseas Shareholder”
a 7% Preference Shareholder (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any 7% Preference Shareholder whom CRH believes to be in, or resident in, a Restricted Jurisdiction;

“Scheme Document(s)”	the 5% Preference Share Scheme Document and/or the 7% Preference Share Scheme Document, as the context so requires;
“Scheme Meeting(s)”	the 5% Preference Share Scheme Meeting and/or the 7% Preference Share Scheme Meeting as the context so requires;
“Scheme(s)” or “Schemes of Arrangement”	the 5% Preference Share Scheme and/or the 7% Preference Share Scheme, as the context so requires;
“Tax Treaty Country”	a country which has signed a Double Taxation Agreement with Ireland;
“TCA”	Taxes Consolidation Act 1997;
“Voting Record Time”	7:00 p.m. (Dublin) on May 17, 2026 or, if the 7% Preference Share Scheme Meeting is adjourned, on the day that is four days before the day appointed for the adjourned meeting;
and unless otherwise specified, references to Clauses are Clauses of this 7% Preference Share Scheme.
2. Cancellation of the 7% Preference Share Scheme Shares
Pursuant to Sections 84 to 86 and Chapter 1 of Part 9 of the Act and Article 54 of the Articles, and upon and with effect from the Effective Time, the issued share capital of CRH shall be reduced by cancelling and extinguishing all of the 7% Preference Share Scheme Shares, and thereby reducing the amount standing to the credit of the Company’s preference share capital account by an amount equal to the nominal value of the
7% Preference Share Scheme Shares at the Effective Time, being a sum of €1,107,440.
3. Consideration for the Cancellation of the 7% Preference Share Scheme Shares
3.1In consideration for the cancellation of the 7% Preference Share Scheme Shares pursuant to Clause 2, the Company shall pay to (or procure the payment to) each Holder of 7% Preference Share Scheme Shares (as appearing on the Register of Members at the 7%
Preference Share Scheme Record Time) an amount in cash equal to €3.556 in respect of each 7% Preference Share Scheme Share cancelled (the “7% Cancellation Consideration”) (without interest and less any applicable withholding taxes (if any) as may be required by law), in accordance with Clause 4 of this 7% Preference Share Scheme. The Company shall procure that the 7% Cancellation
Consideration is distributed to such Holders of the 7% Preference Share Scheme Shares within 14 days of the Effective Date in accordance with Clause 4 of this Scheme.
3.2The 7% Cancellation Consideration represents a premium of 180% to the nominal value of each 7% Preference Share, with such premium above nominal value to be paid from the Company’s profits available for distribution, and the nominal value to be paid by repayment of capital. The 7% Cancellation Consideration comprises the entire amount payable in respect of the cancellation of the 7% Preference
Shares and there is no separate entitlement or payment in respect of any dividend entitlement unpaid or otherwise accrued up to and including the Effective Time.
3.3Neither CRH nor its agents shall be liable to any 7% Preference Share Scheme Shareholder for any cash payment, dividends or distributions with respect to the 7% Preference Share Scheme Shares delivered to a public official in compliance with any abandoned property, escheat or law permitting attachment of money or property or similar law.
4. Settlement of the 7% Cancellation Consideration
4.1Not later than 14 days after the Effective Date, the 7% Cancellation Consideration to which any 7% Preference Share Scheme
Shareholder is entitled under the 7% Preference Share Scheme will be distributed in the following manner:
(a)in the case of 7% Preference Share Scheme Shares which at the 7% Preference Share Scheme Record Time are in registered form, in accordance with the provisions of Clause 4.3 of this 7% Preference Share Scheme, by means of a SEPA payment to the
7% Preference Shareholder’s nominated bank account for CRH distributions in respect of the 7% Preference Shares (unless such
Holder of the 7% Preference Share Scheme Shares notifies the Registrar in writing prior to the 7% Preference Share Scheme
Record Time revoking that mandate and requesting that the 7% Cancellation Consideration be paid by cheque in the same manner as those without a bank mandate in place,or to an alternate bank account) or, absent a bank mandate being recorded on the Register of Members by the 7% Preference Share Scheme Record Time, by the  despatch of cheques payable in Euro (€) for the sums payable to them, in accordance with Clause 3.1 of this 7% Preference Share Scheme and Article 137 of the Articles; or

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(b)in the case of 7% Preference Share Scheme Shares which at the 7% Preference Share Scheme Record Time are in unregistered form (i.e. held through the EB System), by electronically transferring the sum to Euroclear Bank and the cash to which the 7%
Preference Share Scheme Shareholder is entitled will be paid in euro (€) by means of the EB System.
4.2As from the 7% Preference Share Scheme Record Time, each holding of 7% Preference Share Scheme Shares credited to any securities clearance account in the EB System shall be disabled and all 7% Preference Share Scheme Shares will be removed from the EB System in due course.
4.3Consideration payable to 7% Preference Shareholders with dividend bank mandates shall be paid by means of SEPA. All despatches of cheques required to be made pursuant to this 7% Preference Share Scheme shall be effected by sending the same through the post in prepaid envelopes addressed to the Holders entitled thereto at their respective registered addresses as appearing in the Register of
Members at the 7% Preference Share Scheme Record Time (or, in the case of Joint Holders, at the registered address of that one of the
Joint Holders whose name stands first in the said Register of Members in respect of such joint holding at the 7% Preference Share
Scheme Record Time) or in accordance with any special instructions regarding communications, and neither CRH nor its respective agents shall be responsible for any loss or delay in the transmission of any cheques sent in accordance with this Clause 4.3, which shall be sent at the risk of persons entitled thereto.
4.4All cheques drawn in accordance with this Clause 4 shall be in Euro (€) and, subject to Clause 4.5, shall be made payable to the 7%
Preference Share Scheme Shareholder or, in the case of Joint Holders to that one Joint Holder who is the first named Holder of the 7%
Preference Share Scheme Shares concerned, or as otherwise properly directed by the persons entitled thereto, and the despatch of any such cheque shall be a complete discharge to CRH for the moneys represented thereby.
4.5Each mandate in force on the Effective Date relating to the payment of dividends or other distributions on any 7% Preference Share
Scheme Shares and other instructions given to CRH by Holders of the 7% Preference Share shall, unless notice of revocation of such instructions is received by the Registrar prior to the 7% Preference Share Scheme Record Time, be deemed to be an effective mandate or instruction to CRH to pay and dispatch the 7% Cancellation Consideration payable under Clause 3 in accordance with such mandate.
5.Certificates for 7% Preference Share Scheme Shares
5.1With effect from the Effective Date, (i) except for the payment obligations required to be made under Clause 4, Euroclear Bank shall be instructed to disable the entitlements to 7% Preference Share Scheme Shares of Holders of 7% Preference Share Scheme Shares in
unregistered form, and (ii) any certificates or other statements of ownership representing 7% Preference Share Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of CRH to deliver up such certificates and/or statements to CRH as CRH may direct.
6.Conditions of the 7% Preference Share Scheme of Arrangement
6.1The 7% Preference Share Scheme will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:
(a)approval of the 7% Preference Share Scheme by the 7% Preference Shareholders who represent at least 75% in value of the members present and voting either in person or by proxy at the 7% Preference Share Scheme Meeting, and with the quorum of at least two persons holding or representing in person or by proxy at least one-third in nominal value of the 7% Preference Shares in issue being satisfied at the 7% Preference Share Scheme Meeting;
(b)each of Proposals 8, 9, 10 and 11 (set out in the Proxy Statement) are duly passed by the requisite majorities of Ordinary
Shareholders (and 7% Preference Shareholders, voting with the Ordinary Shareholders, in respect of Proposal 9 only) at the AGM
(or any adjournment of such meeting);
(c)the sanction by the Irish High Court of the 7% Preference Share Scheme (with or without any modification(s), addition(s) or condition(s) approved or imposed by the Irish High Court) pursuant to section 453 of the Act, and  the confirmation of the
Reduction of Capital involved therein by the Irish High Court;
(d)the delivery of a copy of the 7% Preference Share Scheme Order, together with the minute required by Section 86 of the Act, to the Registrar of Companies for registration in accordance with Section 454 of the Act, and registration of the 7% Preference Share
Scheme Order and minute confirming the Reduction of Capital by the Registrar of Companies; and
(e)the Board not having resolved to abandon, discontinue and/or withdraw the 7% Preference Share Scheme prior to the 7%
Preference Share Court Hearing.
7.Overseas Shareholders
7.1The provisions of Clauses 2, 3 and 4 shall be subject to any prohibition or condition imposed by law.
7.2Notwithstanding the provisions of Clause 7.1, CRH retains the right to permit the release, publication or distribution of the 7% Preference
Share Scheme Circular (or any parts thereof) and/or the Proxy Statement to any Restricted Overseas Shareholder who satisfies CRH (in its sole discretion) that doing so will not infringe the laws of the relevant Restricted Jurisdiction, or require compliance with any governmental or other consent or any registration, filing or other formality that CRH is unable to comply with or which CRH regards as unduly onerous to comply with.
8.The Effective Time
This 7% Preference Share Scheme shall become effective as soon as a copy of the 7% Preference Share Scheme Order and a copy of the minute required by Section 86 of the Act have been delivered to the Registrar of Companies for registration and registered by the Registrar of
Companies. This is subject to CRH not having agreed prior to the Effective Date, with the consent of the Irish High Court (where required), not to proceed with the 7% Preference Share Scheme and in such case all undertakings given to the Irish High Court in respect of this 7% Preference
Share Scheme shall be deemed to have lapsed with immediate effect.
9. Modification
CRH may consent on behalf of all persons concerned to any modification of or addition to this 7% Preference Share Scheme or any condition that the Irish High Court may approve or impose.

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10. Costs
The costs of the 7% Preference Share Scheme, including costs of the preparation, approval and implementation of the 7% Preference Share
Scheme, will be paid by CRH.
11.Governing Law
This 7% Preference Share Scheme shall be governed by, and construed in accordance with, the laws of Ireland. CRH and the 7% Preference
Share Scheme Shareholders hereby agree that the Irish High Court shall have exclusive jurisdiction to hear and determine any suit, action or proceeding or to settle any dispute which may arise in relation thereto and the sanction thereof.
Date:                  , 2026

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CRH PROXY STATEMENT 2026

Annex C – Part II – 7% Preference Share
Scheme Of Arrangement Explanatory
Statement
The information contained in Annexes B and C of this Proxy Statement is not required to be included pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, and is included solely to comply with the requirements of the
Companies Act 2014 in order to provide the information required under such laws applicable to Preference Shareholders (in compliance with Section 452 of the Companies Act 2014).
This “7% Preference Share Scheme of Arrangement Explanatory Statement” sets out the explanatory statement in respect of the 7% Preference
Share Scheme for the purposes of Section 452 of the Act. Capitalised terms used but not defined in this “7% Preference Share Scheme of
Arrangement Explanatory Statement” have the meaning ascribed to such terms in the “7% Preference Share Scheme of Arrangement”. To each 7%
Preference Share Scheme Shareholder at the 7% Preference Share Scheme Meeting. Recommended Cancellation of the 7% Preference Shares to be
implemented by way of a Scheme of Arrangement under Chapter 1 of Part 9 of the Act, and a capital reduction under Sections 84 and 85 of the Act.
1.Overview
1.1On March 13, 2026, following a review of its LSE Ordinary Share listing as well as its preference share capital structure, CRH announced its intention to delist the Ordinary Shares and 7% Preference Shares from the LSE, and subject to approval by Ordinary Shareholders and
Preference Shareholders, to cancel the 5% Preference Shares and the 7% Preference Shares. As part of the review, the Board carefully considered, amongst other factors, the additional cost and regulatory and administrative obligations arising from retaining the 5%
Preference Shares and the 7% Preference Shares. Following completion of the review, the Board concluded that it is in the best interests of CRH and its Ordinary Shareholders and Preference Shareholders as a whole to seek to simplify the Company’s share capital structure, and reduce certain regulatory and administrative obligations applicable to it, by retiring CRH’s two classes of legacy Preference Shares
(and delisting the 5% Preference Shares from Euronext Growth Dublin), in exchange for cash consideration, subject to approval of the
Ordinary Shareholders and the Preference Shareholders.
1.2The total par value of the issued and outstanding legacy Preference Shares is €1,170,940, and there has been very little reported trading in the Preference Shares over the past decade, leaving the Preference Shareholders with limited opportunity to sell their shares. The proposed cancellations of the Preference Shares will provide the Preference Shareholders with the opportunity to convert their illiquid assets into cash at a significant premium. CRH is required to comply with various administrative and regulatory requirements associated with the Preference Shares. CRH believes that these compliance and other administrative burdens are disproportionate to the value of the
Preference Shares and the small percentage of the Company’s total issued share capital that they represent (approximately .5%) as of the
Latest Practicable Date. The Board believes that the cancellations of the Preference Shares, if implemented, would yield a number of efficiencies for CRH and its shareholders, through simplifying the Company’s capital structure and streamlining applicable regulatory requirements, while providing an opportunity to Preference Shareholders to monetize their holdings.
1.3CRH proposes to cancel its two classes of Preference Shares (the “Preference Share Cancellations”) pursuant to two separate schemes of arrangement under Chapter 1 of Part 9 of the Act. A scheme of arrangement is a court-approved arrangement between a company and its shareholders carried out in accordance with the Act. The Preference Share Cancellations will also involve the associated reduction of capital under the Act to cancel the Preference Shares. Each of the Schemes of Arrangement and the related reduction of capital require the approval of the Irish High Court.
1.4The 5% Preference Shares are currently admitted to trading on Euronext Growth Dublin. The 7% Preference Shares are currently admitted to trading on the LSE but will be delisted with effect from 8:00 a.m. (UK time) on April 20, 2026. The last day of trading of the 7%
Preference Shares on the LSE will be April 17, 2026.
1.5The Preference Share Cancellations are subject to certain conditions set forth in the Schemes of Arrangement and will become effective only after all such conditions have been satisfied or, if allowed by law, waived. Each Preference Share Cancellation will require, among other things, (i) approval  at the AGM of each of Proposals 8, 9, 10 and 11 (as set out in the Proxy Statement), (ii) approval by the applicable class of Preference Shareholders at the Scheme Meetings, and (iii) the sanction of the applicable Scheme, and the confirmation of the applicable reduction of capital, by the Irish High Court.
1.6Subject to the satisfaction or, if allowed by law, waiver of the conditions, at the Effective Time, all Preference Shares will be cancelled pursuant to Sections 84 to 86 of the Act in accordance with the terms of each Scheme. The conditions to each of the Preference Share
Cancellations are set out in Clause 6 of the applicable Scheme Document.
1.7Under the terms of the proposed Schemes each class of Preference Shareholders will receive cancellation consideration of an amount equal to 40 times the annual dividend per Preference Share. This reflects a value determined by reference to the annual dividend per
Preference Share capitalized at a rate of 2.5156% or approximately 100bps below the 30-year Bund rate as of March 12, 2026. Under the terms of the proposed Schemes: (i) the 5% Preference Shareholders will receive the 5% Cancellation Consideration, representing 200% of the nominal value per share, and (ii) the 7% Preference Shareholders will receive the 7% Cancellation Consideration, representing 280% of the nominal value per share. The premium above nominal value will be paid from the Company’s profits available for distribution, and the nominal value will be paid by way of repayment of capital. The Cancellation Consideration comprises the entire amount payable in respect of the cancellation of the Preference Shares and there is no separate entitlement or payment in respect of any dividend entitlement unpaid or otherwise accrued up to and including the Effective Time. The total aggregate payment in consideration for the cancellation of the
Preference Shares will be €3.23 million (approximately $3.75 million). Given historic low levels of trading for the Preference Shares on their

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CRH PROXY STATEMENT 2026

respective exchanges (including predecessor exchanges), it is not possible to identify the market value of the Preference Shares and the extent to which the Cancellation Consideration amounts to a premium to the market value of the Preference Shares. However, the Board believes that the Cancellation Consideration represents a significant premium to the value of the Preference Shares.
1.8The Company has applied to the UK Financial Conduct Authority (the “FCA”) and the LSE respectively for the listing of the 7% Preference
Shares on the official list of the FCA to be cancelled and for the admission to trading of the 7% Preference Shares on the Main Market of the LSE to be cancelled, with such delisting to become effective from 8:00 a.m. (UK time) on April 20, 2026. The Company has also applied to Euronext Growth Dublin for the cancellation of the listing and admission to trading of the 5% Preference Shares on Euronext
Growth Dublin, with such delisting being subject to receipt of the requisite approvals for the cancellation of the 5% Preference Shares at the AGM and the 5% Preference Share Scheme Meeting. If the 5% Preference Share Scheme becomes effective, the delisting from
Euronext Growth Dublin is expected to take effect on or around the Effective Time.
1.9The text of each Scheme of Arrangement is set out in full in Part I of Annex B and Annex C of the Proxy Statement and in the applicable
Preference Share Scheme Circular.
The 7% Preference Share Scheme
1.10If the requisite approvals are obtained at the AGM and the 7% Preference Share Scheme Meeting, CRH will apply to the Irish High Court to set a date for the hearing to sanction the 7% Preference Share Scheme under Section 453(2)(c) of the Act and to confirm the
Reduction of Capital. Legal notices advertising the date of the 7% Preference Share Court Hearing will be published following the application by CRH.
1.11If the 7% Preference Share Scheme is implemented, at the Effective Time (i) the 7% Preference Shares will be automatically cancelled and extinguished in exchange for a cash payment of the 7% Cancellation Consideration to the 7% Preference Share Scheme Shareholders, (ii)
the Company’s capital will be reduced pursuant to Sections 84 to 86 of the Act by the cancellation of an amount standing to the credit of the Company’s preference share capital account equal to the nominal value of the 7% Preference Shares as at the Effective Time (being an amount equal to €1,107,440, (iii) the Articles will be amended to remove references to the 7% Preference Shares and to include a new
Article to facilitate implementation of the 7% Preference Share Scheme, and (iv) the authorised share capital of the Company will be varied by the removal of the aggregate amount associated with the 7% Preference Shares, being an amount equal to €1,107,440.
1.12Provided the conditions to the 7% Preference Share Scheme are satisfied or, if permitted by law, waived, the 7% Preference Share
Scheme is expected to take effect in accordance with its terms as soon as a copy of the 7% Preference Share Scheme Order sanctioning the 7% Preference Share Scheme together with the minute required by Section 86(1) of the Act have been delivered to the Registrar of
Companies for registration and registered by the Registrar of Companies. As at the Latest Practicable Date, the 7% Preference Share
Scheme is expected to become effective before the end of July 2026. The timing depends on a number of factors including the availability of the Irish High Court to hear the application to sanction the 7% Preference Share Scheme and, if sanctioned, the date the 7%
Preference Share Scheme Order is delivered to and registered by the Registrar of Companies.
1.13Upon the 7% Preference Share Scheme becoming effective, it will be binding on all 7% Preference Shareholders, irrespective of whether or not they attended or voted on the relevant resolutions at the 7% Preference Share Scheme Meeting, or whether they voted in favour of or against the 7% Preference Share Scheme.
1.14The effectiveness of the 7% Preference Share Scheme will be notified to Ordinary Shareholders and Preference Shareholders by (i) an
announcement through a Regulatory Information Service, with such announcement being made available on the Company’s website, and/
or (ii) in such other manner as the Irish High Court might direct.
1.15The expected dates set out above are subject to change at the discretion of the Board, and any such change will be announced on the
Company’s website and (where required) in the manner set out in (i) and/or (ii) above.
2. Consents and Meetings
2.1The 7% Preference Share Scheme Meeting is being convened pursuant to the authority of the Board to seek the approval of the 7%
Preference Share Scheme by the 7% Preference Shareholders as of the Voting Record Time. The 7% Preference Share Scheme Meeting
is to be held at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland on May 21, 2026 at 10:00 a.m. (Dublin).
2.2Notice of the 7% Preference Share Scheme Meeting was distributed to the 7% Preference Shareholders on                  , 2026, and forms
part of the 7% Preference Share Scheme Circular. Entitlement to notice of and/or to vote at the 7% Preference Share Scheme Meeting will be determined by reference to the Register of Members at the Voting Record Time. The purpose of the 7% Preference Share Scheme
Meeting is to consider and vote on the 7% Preference Share Scheme. The Irish High Court can only sanction the 7% Preference Share
Scheme and the 7% Preference Share Scheme can only be effective if it, among other things, is approved by the necessary majority of
7% Preference Shareholders at the 7% Preference Share Scheme Meeting.
2.3In addition to requiring approval at the 7% Preference Share Scheme Meeting, implementation of the 7% Preference Share Scheme also requires approval by the Ordinary Shareholders (and the 7% Preference Shareholders voting with the Ordinary Shareholders as a single class, for the purposes of Proposal 9 only) of Proposals 8, 9, 10 and 11 at the AGM which are necessary to effect and to implement the
7% Preference Share Scheme, as described below. The AGM is to be held at the Royal Marine Hotel, Marine Road, Dún Laoghaire, Co.
Dublin, Ireland on  May 7, 2026 at 11:00 a.m. (Dublin), and the Proxy Statement was made available to Ordinary Shareholders and the 7%
Preference Shareholders and for information only to the 5% Preference Shareholders on                  , 2026, and is available here:
www.crh.com/investors/shareholder-meetings. Entitlement to notice of and/or to vote at the AGM will be determined by reference to the
Register of Members at the AGM Voting Record Time. Under the Articles, 7% Preference Shareholders are entitled to vote in respect of a capital reduction of the Company and will therefore be entitled to vote on Proposal 9 at the AGM with the Ordinary Shareholders, voting as a single class. The 7% Preference Shareholders are not entitled to vote on any other Proposals at the AGM.
2.4As of the Latest Practicable Date, 872,000 7% Preference Shares were issued and outstanding and there were 292 registered members in respect of the 7% Preference Shares whose names were registered in the Register of Members.
3. The 7% Preference Share Scheme Meeting
3.1The 7% Preference Share Scheme Meeting has been convened for 10:00 a.m. (Dublin) on May 21, 2026 to enable the 7% Preference
Share Scheme Shareholders to consider and, if thought fit, approve the 7% Preference Share Scheme.

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3.2To be passed, the resolution to approve the 7% Preference Share Scheme requires the approval of 7% Preference Shareholders representing at least 75% in value of the 7% Preference Share Scheme Shares held by such holders at the Voting Record Time voting in person or by proxy. The quorum for the 7% Preference Share Scheme Meeting (or at any adjournment of such meeting), shall be at least two persons holding or representing by proxy at least one-third in nominal value of the 7% Preference Shares.
3.3At the 7% Preference Share Scheme Meeting, voting will be by poll and not by a show of hands, and each holder of 7% Preference Share
Scheme Shares as at the Voting Record Time who is present (in person or by proxy) will be entitled to one vote for each 7% Preference
Share Scheme Share held as of the Voting Record Time.
4. The AGM
4.1In addition to the 7% Preference Share Scheme Meeting, the AGM will take place for the Ordinary Shareholders (and the 7% Preference
Shareholders, voting with the Ordinary Shareholders as a single class, for the purpose of Proposal 9 only) to consider and, if thought fit, approve Proposals 8 through 11 at the AGM in connection with the Preference Share Cancellations (which in the case of a special resolution require a vote in favour of not less than three-fourths (75%) of the votes cast in person or by proxy, and in respect of an ordinary resolution requires a simple majority (>50%) of the votes cast in person or by proxy).
4.2The Proposals to be voted upon are set out in full on pages 31 to 38 of the Proxy Statement.  In summary, at the AGM, Ordinary
Shareholders (and 7% Preference Shareholders, voting with the Ordinary Shareholders as a single class, for the purposes of Proposal 9 only) will be asked to approve: (i) the Schemes and to authorise the directors of CRH to give effect to the Schemes (as described in
Proposal 8), (ii) the capital reduction relating to the cancellation of any class(es) of Preference Shares cancelled pursuant to the Schemes
(Proposal 9), (iii) a variation in CRH’s authorised share capital to remove any cancelled class(es) of Preference Shares (Proposal 10), and
(iv) certain amendments to the Articles to remove references to any class(es) of Preference Shares cancelled pursuant to the Schemes
(Proposal 11), in each case, subject to (A) the applicable Scheme being approved by the requisite majorities at the applicable Scheme
Meeting, (B) the Irish High Court sanctioning the applicable Scheme and confirming the applicable Reduction of Capital, and (C) each of
Proposals 8 to 11 being approved by the requisite majorities at the AGM.
5. 7% Preference Share Irish High Court Hearing
5.1If the requisite approvals are obtained at the AGM and the 7% Preference Share Scheme Meeting, the 7% Preference Share Court
Hearing to sanction the 7% Preference Share Scheme is expected to be held before the end of July 2026, subject to the discretion of the
Irish High Court. All 7% Preference Shareholders of record are entitled to attend the 7% Preference Share Court Hearing in person, or may be represented by counsel or a solicitor at their own expense to support or oppose the sanctioning of the 7% Preference Share
Scheme.
6.Interests Held by CRH Directors and Executive Officers and the effect of the 7% Preference Share Scheme on their Interests
6.1No director or executive officer of the Company holds any interests in the 7% Preference Shares, or has any substantial interests, directly or indirectly, in the matters relating to the Preference Share Cancellations. The effect of the 7% Preference Share Scheme on the interests of the CRH directors, does not differ from its effect on the like interests of other persons.
7.Amendment or Termination
7.1The 7% Preference Share Scheme may be amended, modified or supplemented at any time before or after its approval at the 7%
Preference Share Scheme Meeting. However, after approval at the 7% Preference Share Scheme Meeting, no amendment, modification or supplement may be made or effected to the 7% Preference Share Scheme that legally requires further approval by the 7% Preference
Shareholders without obtaining such approval.
7.2At the 7% Preference Share Court Hearing, the Irish High Court may impose such conditions as it deems appropriate in relation to the 7%
Preference Share Scheme.  The Board of Directors may consent on behalf of all persons concerned to any modification of or addition to the 7% Preference Share Scheme or any condition that the Irish High Court may approve or impose.  The Irish High Court would be unlikely to approve or impose any modification of, or addition to, or a condition to, the 7% Preference Share Scheme which might be materially adverse to the interests of the 7% Preference Shareholders, unless such 7% Preference Shareholders were informed of any such modification, addition or condition. It would be a matter for the Irish High Court to decide in its discretion whether or not a further meeting or meetings of the 7% Preference Shareholders should be held in these circumstances. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Board of Directors, is of such a nature or importance that it requires the consent of
7% Preference Shareholders at a further meeting or meetings, the Board of Directors will not take the necessary steps to enable the 7%
Preference Share Scheme to become effective unless and until such consent is obtained.
8.Settlement, Listing and Dealings
8.1The Company has applied to the FCA and the LSE for the listing of the 7% Preference Shares on the official list of the FCA to be cancelled and for the 7% Preference Shares to cease to be admitted to trading on the Main Market of the LSE. It is expected that the delisting from the LSE will become effective from 8:00 a.m. (UK time) on April 20, 2026, such that the last day of dealings in the 7% Preference Shares on the LSE will be April 17, 2026.
8.2Where, at the 7% Preference Share Scheme Record Time, a person holds 7% Preference Shares in registered form, payment of the 7%
Cancellation Consideration will be paid in accordance with Clause 3 and Clause 4 of the 7% Preference Share Scheme Document by
cheque payable in Euro (€) for the sums payable to them dispatched by ordinary prepaid post save that 7% Preference Shareholders that hold their 7% Preference Shares in registered form and have a valid bank mandate in place with the Registrar for the purposes of receiving 7% Preference Share distributions into that bank account, will receive cash due under the 7% Preference Share Scheme into that bank account as described in Clause 3 and 4 of the 7% Preference Share Scheme Document.
8.3Where, at the 7% Preference Share Scheme Record Time, a 7% Preference Shareholder holds 7% Preference Shares in unregistered form (i.e. through the EB System), the 7% Cancellation Consideration to which such 7% Preference Shareholder is entitled will be paid in
Euro (€) by means of the EB System by CRH procuring the electronic transfer of the sum payable to Euroclear Bank as described in
Clauses 3 and 4 of the 7% Preference Share Scheme Document.
9. Tax Information in Respect of the 7% Preference Share Scheme

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THE TAX CONSIDERATIONS SUMMARISED BELOW ARE FOR GENERAL INFORMATION ONLY AND ARE IN RESPECT OF TAX
CONSIDERATIONS OF THE SCHEMES ONLY. EACH 7% PREFERENCE SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISER
AS TO THE PARTICULAR TAX CONSEQUENCES THAT MAY APPLY TO SUCH PREFERENCE SHAREHOLDER.
Irish Tax Considerations
Scope of Summary
9.1The following is a summary of the material Irish tax considerations applicable to the persons who are the ultimate owners of the 7%
Preference Shares for Irish tax purposes and references to “7% Preference Shareholders” in this summary in paragraph 9 should be read accordingly.
9.2References to “Non-Irish Holders” in this paragraph 9 are to 7% Preference Shareholders who: are the absolute beneficial owners of their
7% Preference Shares; are neither resident (nor, in the case of individuals, ordinarily resident) in Ireland for Irish tax purposes; and the 7%
Preference Shares have not at any time been (i) used in or for the purposes of a trade carried on by that 7% Preference Shareholder through an Irish branch or agency; nor (ii) used, held or acquired for use by or for the purposes of such branch or agency.
9.3This summary is based on existing Irish tax law and the published practice of the Irish Revenue in or around the date of this document.
Changes in law and/or administrative practice may result in a change in the Irish tax considerations described below, possibly with retrospective effect. Furthermore, we can provide no assurances that the tax consequences contained in this summary will not be challenged by the Irish Revenue or will be sustained by an Irish court if they were to be challenged.  This summary does not constitute legal or tax advice and is intended only as a general guide. The summary is not exhaustive, and 7% Preference Shareholders should consult their own tax advisors regarding the Irish tax consequences (and tax consequences under the laws of other relevant jurisdictions)
of the acquisition, ownership and disposal of 7% Preference Shares pursuant to the Schemes. The summary applies only to certain categories of person and, in particular, may not apply to such persons as dealers in securities, trustees, insurance companies, collective investment schemes, persons who acquired their 7% Preference Shares or, who are deemed to have acquired their 7% Preference
Shares, by virtue of an office or employment (performed or carried on to any extent in Ireland) or entities associated with the Company
(being entities (i) which are, directly or indirectly, entitled to more than 50% of the ownership rights, voting power or profits of the
Company (or entities in which the Company holds such an entitlement), (ii) which have definite influence in the Company (or entities in which the Company has such influence); or (iii) where a third entity has such entitlements or influence in respect of another entity and the
Company).
9.4The law or practice of Irish Revenue may change, prospectively or retroactively, which could increase, reduce or mitigate possible tax consequences for 7% Preference Shareholders.  Also, the assumed practices may not be issued by the Irish Revenue.  The position under current Irish law is uncertain and CRH makes no assurances on the tax position for Preference Shareholders.
9.5PREFERENCE SHAREHOLDERS WHO ARE IN ANY DOUBT ABOUT THEIR TAX POSITION AND / OR MAY BE SUBJECT TO TAXATION
IN ANY JURISDICTION OTHER THAN IRELAND ARE STRONGLY RECOMMENDED TO CONSULT AN APPROPRIATELY QUALIFIED
INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.
Irish Capital Gains Tax
Non-Irish resident shareholders
9.6In general, a non-Irish 7% Preference Shareholder should not be within the charge to Irish capital gains tax, referred to as “Irish CGT”, or corporation tax on chargeable gains (as applicable) on the disposal of their 7% Preference Shares pursuant to the 7% Preference Share
Scheme.
9.7A 7% Preference Shareholder who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, be liable to Irish CGT on any chargeable gain realised on the disposal of their 7% Preference Shares during the period in which the individual is a non-resident.
Irish resident shareholders
9.87% Preference Shareholders that are resident or ordinarily resident in Ireland for Irish tax purposes or that have used their 7% Preference
Shares in or for the purposes of a trade carried on by the 7% Preference Shareholder in Ireland through a branch or agency, or whose 7%
Preference Shares were used or held or acquired for use by or for the purposes of such a branch or agency (each an “Irish Holder”) will, subject to the availability of any exemptions and reliefs, generally be within the charge to Irish CGT on the disposal of their 7% Preference
Shares pursuant to the Schemes.
9.9For the purpose of Irish CGT, an Irish Holder should be treated as having made a disposal of their 7% Preference Shares for consideration of an amount equal to the cash received for the cancellation of the 7% Preference Shares pursuant to the Scheme. This may, subject to the
Irish Holder’s individual circumstances and any available exemption or relief, give rise to a chargeable gain (or allowable loss) for the purposes of Irish CGT. Irish CGT applies a rate of 33% on any chargeable gain (subject to any available exemption or relief).
Irish Dividend Withholding Tax
9.10Payments made by CRH to 7% Preference Shareholders under the Schemes for the redemption, repayment or purchase of its 7%
Preference Shares will not be subject to DWT in Ireland where the arrangement does not form part of a scheme the main purpose of which is to enable the owner of the shares to participate in the profits of the company without receiving a dividend. Unless exempted, any dividends or other relevant distributions paid by CRH to 7% Preference Shareholders under the Schemes will be subject to withholding at the standard rate of income tax (currently 25%).
9.11The withholding tax requirement will not apply to distributions paid to certain categories of Irish resident 7% Preference Shareholders or to distributions paid to certain categories of non-Irish resident 7% Preference Shareholders.
The following Irish resident 7% Preference Shareholders, inter alia, are exempt from withholding if, on a timely basis in advance of the payment of any relevant dividend they make an appropriate declaration of entitlement to exemption to CRH:
(a)Irish resident companies;
(i)pension schemes approved by the Irish Revenue;

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(ii)qualifying fund managers or qualifying savings managers in relation to approved retirement funds or approved minimum retirement funds;
(iii)PRSA administrators who receive the relevant distribution as income arising in respect of PRSA assets;
(iv)qualifying employee share ownership trusts;
(v)collective investment undertakings;
(vi)tax-exempt charities;
(vii)designated brokers receiving the distribution for special portfolio investment accounts;
(viii)any person who is entitled to exemption from income tax under Schedule F on dividends in respect of an investment in whole or in part of payments received in respect of a civil action or from the Personal Injuries Assessment Board for damages in respect of mental or physical infirmity;
(ix)certain qualifying trusts established for the benefit of an incapacitated individual and/or persons in receipt of income from such a qualifying trust;
(x)any person entitled to exemption to income tax under Schedule F by virtue of section 192(2) of the TCA;
(xi)unit trusts to which section 731(5)(a) of the TCA applies; and
(xii)certain Irish Revenue-approved amateur and athletic sport bodies.
9.12The following non-resident 7% Preference Shareholders are exempt from withholding if they make to CRH, in advance of payment of any dividend, an appropriate declaration of entitlement to exemption:
(a)persons (other than a company) who (i) are neither resident nor ordinarily resident in Ireland and (ii) are resident for tax purposes in (a) a Tax Treaty Country or (b) an EU member state other than Ireland;
(b)companies not resident in Ireland which are resident in an EU member state or a Tax Treaty Country and are not controlled, directly or indirectly, by an Irish resident or Irish residents;
(c)companies not resident in Ireland which are directly or indirectly controlled by a person or persons who are, by virtue of the law of a Tax Treaty Country or an EU member state, resident for tax purposes in a Tax Treaty Country or an EU member state other than
Ireland and which are not controlled directly or indirectly by persons who are not resident for tax purposes in a Tax Treaty Country or EU member state;
(d)companies not resident in Ireland, the principal class of shares of which is substantially and regularly traded on a recognised stock exchange in a Tax Treaty Country or an EU member state including Ireland or on an approved stock exchange; or
(e)companies not resident in Ireland that are 75% subsidiaries of a single company, or are wholly-owned by two (2) or more companies, in either case the principal classes of shares of which is or are substantially and regularly traded on a recognised stock exchange in a Tax Treaty Country or an EU member state including Ireland or on an approved stock exchange.
9.13In the case of an individual non-Irish resident 7% Preference Shareholder resident in an EU member state or Tax Treaty Country, the declaration must be accompanied by a current certificate of tax residence from the tax authorities in the 7% Preference Shareholder’s country of residence.  In the case of both an individual and corporate non-Irish resident 7% Preference Shareholder resident in an EU member state or Tax Treaty Country, the declaration must also contain an undertaking that he, she or it will advise the Company accordingly if he, she or it ceases to meet the conditions to be entitled to the DWT exemption.  No declaration is required if the 7%
Preference Shareholder is a 5% parent company in another EU member state in accordance with section 831 of the TCA.
9.14Investors who hold their shares through a qualifying intermediary should make the appropriate declaration of entitlement to exemption on a timely basis to that intermediary.
Irish Stamp Duty
9.157% Preference Shareholders will not be chargeable to Irish stamp duty on the disposal of their 7% Preference Shares under the 7%
Preference Share Scheme.
10.Overseas Shareholders
10.1As regards Overseas Shareholders, the 7% Preference Share Scheme may be affected by the laws of the relevant jurisdictions.  Such
Overseas Shareholders should inform themselves about and observe any applicable legal requirements.  It is the responsibility of
Overseas Shareholders to satisfy themselves as to the full observance of the laws of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, or the compliance with other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction.
10.2This explanatory statement has been prepared for the purposes of complying solely with the laws of Ireland, in particular with Section 452 of the Act, and the information disclosed may be different from that which would have been disclosed if this document had been prepared in accordance with the laws of jurisdictions outside Ireland.  Overseas Shareholders are encouraged to consult their local tax advisor.
11. 7% Preference Share Forms of Proxy
11.17% Preference Shareholders who hold their 7% Preference Shares in their own name as of the date of this document have been sent  7%
Preference Share Forms of Proxy for the 7% Preference Share Scheme Meeting and the AGM. 7% Preference Shareholders are strongly encouraged to complete and return their 7% Preference Share Forms of Proxy as soon as possible.
12. Action to be Taken
12.1You will find enclosed with the 7% Preference Share Scheme Circular, (i) the full terms of the 7% Preference Share Scheme of
Arrangement, (ii) the formal notice of the 7% Preference Share Scheme Meeting, and (iii) the 7% Preference Share Form of Proxy for use
at the 7% Preference Share Scheme Meeting. Your attention is drawn to the “Notes” section at the end of the notice of the 7% Preference
Share Scheme Meeting.
12.2It is important that as many votes as possible are cast at the 7% Preference Share Scheme Meeting so that the Irish High Court may be satisfied that there is a fair and reasonable representation of the opinion of 7% Preference Shareholders as of the Voting Record Time

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when it is considering whether to sanction the 7% Preference Share Scheme. In addition, the quorum required for the 7% Preference
Share Scheme Meeting (or at any adjournment of such meeting) shall be at least two persons holding or representing in person or by proxy at least one-third in nominal value of the 7% Preference Shares. You are therefore strongly encouraged to complete and return your
7% Preference Share Form of Proxy in accordance with the deadlines set out below.
12.3Further information regarding voting at the AGM in respect of Proposal 9 can be found in the Proxy Statement. Your attention is drawn to the General Information section of the Proxy Statement on pages 84 to 88.
Registered Shareholders
12.4For 7% Preference Shareholders whose name appears on the Register of Members (i.e. those who hold their 7% Preference Shares directly on the Register of Members and who therefore do not hold their interests in 7% Preference Shares as Belgian Law Rights through the EB System or as CDIs through the CREST securities settlement system (“CREST”), you may appoint a proxy by completing the enclosed 7% Preference Share Form of Proxy for the 7% Preference Share Scheme Meeting. To be valid, the 7% Preference Share Form of Proxy must be delivered in writing, together with any power of attorney or other authority under which it is signed or a certified copy thereof to the Registrar by post to Computershare Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin
24, D24 AK82, Ireland in the enclosed reply paid envelope or by hand during normal business hours by no later than 10:00 a.m. (Dublin)
on May 19, 2026 (being 48 hours prior to the 7% Preference Share Scheme Meeting).
12.57% Preference Shareholders who wish to submit proxies by electronic means may do so up to the same deadline (i.e. not later than 48 hours prior to the meeting) by visiting www.exproxyappointment.com or scanning the QR code and following the instructions on the 7%
Preference Share Form of Proxy for the 7% Preferernce Share Scheme Meeting. 7% Preference Shareholders who have any queries in relation to the proxy appointment process, do not receive a 7% Preference Share Form of Proxy by post, or who wish to be sent paper copies of documents relating to the 7% Preference Share Scheme Meeting, should contact the Registrar, (Computershare Investor
Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland or telephone (+353 (1) 6968467)).
The completion of a 7% Preference Share Form of Proxy will not preclude you from attending the 7% Preference Share Scheme Meeting and voting in person, if you wish to do so.
Holdings in Uncertificated Form as an EB Participant
12.67% Preference Shareholders who hold interests in the 7% Preference Shares through a participant account in the EB System can submit electronic voting instructions in the manner described in the document issued by Euroclear Bank entitled ‘Euroclear Bank as issuer CSD for Irish corporate securities’ and available on the Euroclear Bank website (www.euroclear.com).
12.7EB Participants can either send: electronic voting instructions to instruct EB Nominees to either itself, or by appointing the Chair of the 7%
Preference Share Scheme Meeting as a proxy to:
• vote in favour of the 7% Preference Share Scheme;
• vote against the 7% Preference Share Scheme;
• abstain in respect of the 7% Preference Share Scheme; and/or
• give a discretionary vote to the Chair of the 7% Preference Share Scheme Meeting in respect of the 7% Preference Share Scheme;
or
• give a proxy voting instruction to appoint a third party (other than EB Nominee or the Chair of the 7% Preference Share Scheme),
who may be a corporate representative or the EB Participant themselves, to attend the meeting and vote the number of 7%
Preference Shares specified in the proxy voting instruction by providing Euroclear Bank with the proxy details as requested in its notification (e.g. proxy first name, proxy last name, proxy address). There is no facility to offer a letter of representation or to appoint a corporate representative other than through submission of third party proxy appointment instructions.
12.8Further detail in relation to the procedures for voting in respect of shares held through an EB Participant is set out in the “Notes” section in the Notice of the 7% Preference Share Scheme Meeting. While the voting deadline will be confirmed by Euroclear Bank and notified by it to EB Participants, Euroclear Bank will, wherever practical, aim to have a voting instruction deadline of one hour prior to the Company’s proxy appointment deadline (being 48 hours before the time appointed for the 7% Preference Share Scheme Meeting or any adjournment thereof.)
Holdings through CDIs in CREST
12.9Voting instructions for 7% Preference Shareholders who hold interests in the 7% Preference Shares as CDIs in the CREST system are to be received via Broadridge. Further details on this service are set out on the ‘All you need to know about SRD II in Euroclear UK & Ireland’
webpage of the Euroclear Bank website (www.euroclear.com) which is accessible to CREST participants (see section CREST International
Service – Proxy voting).
12.10CDI holders will be required to use the EUI proxy voting service facilitated by the Broadridge Global Proxy Voting service in order to receive meeting announcements and send back voting instructions, as required. To facilitate client set up, CDI holders who wish to participate in the proxy voting service, will need to complete a Meetings and Voting Client Set-up Form (CRT408), a copy of which is available on the Euroclear Bank website (www.euroclear.com) which is accessible to CREST participants. Completed application forms should be returned to EUI by an authorised signatory with another relevant authorised signatory copied in for verification purposes using the following email address: uk-membership@euroclear.com. Fully completed and returned application forms will be shared with
Broadridge by EUI. This will enable Broadridge to contact a shareholder and share further detailed information on the service offering and initiate the process for granting their access to the Broadridge platform.
12.11Further detail in relation to the procedures for voting in respect of shares held through CDIs is set out in the “Notes” section in the Notice of the 7% Preference Share Scheme Meeting. While the voting deadline will be confirmed by, or on behalf of Euroclear UK (by Broadridge)
and notified by them to CDI holders, the voting deadline for holders of CDIs in respect of the 7% Preference Share Scheme Meeting is expected to be two Business Days prior to Euroclear Bank’s voting instruction deadline.

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12.127% Preference Shareholders should consult with their stockbroker or other intermediary at the earliest opportunity for further information on the processes and timelines for submitting proxies and voting instructions for the 7% Preference Share Scheme Meeting through the respective systems.
12.13If you have any queries in relation to action to be taken, please contact the Registrar, Computershare Investor Services (Ireland) Limited,
3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland, on (+353 (1) 6968467) between 9.00 a.m. and 5.00 p.m.
Monday to Friday (other than bank holidays in Ireland). For legal reasons, the Registrar will not be able to provide advice on the merits of the cancellation itself or give financial, legal or tax advice.
13.Further Information
13.1The terms of the 7% Preference Share Scheme are set out in full in “Part I – The 7% Preference Share Scheme of Arrangement” of Annex
C to the Proxy Statement and the 7% Preference Share Scheme Circular.
13.2Further information regarding the Preference Share Cancellations is set out in the FAQs Regarding the LSE Delisting and Preference Share
Cancellations at Annex E of the Proxy Statement, which are available on the Company’s website, www.crh.com under the heading
“Shareholder Centre”.
14.Board Recommendation
14.1The Board considers the Preference Share Cancellations to be in the best interests of CRH and its Ordinary Shareholders and Preference
Shareholders as a whole.  Your vote is very important.  Whether or not you plan to attend the 7% Preference Share Scheme Meeting, please take appropriate action to make sure your 7% Preference Shares are represented and voted at the 7% Preference Share Scheme
Meeting.
14.2Accordingly, the Board unanimously recommends that you vote “FOR” the approval of the 7% Preference Share Scheme at the 7%
Preference Share Scheme Meeting.

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Annex D – Proposal 11 – Approval of
Certain Amendments to the Articles to
Remove References therein to any
Class(es) of Proposed Preference Shares
Cancelled in connection with the
Proposed Preference Share Cancellations
The proposed amendments to the Company’s Articles are to (i) remove references to any classes of Preference Shares cancelled pursuant to any of the Schemes, (ii) delete redundant provisions that relate to the Preference Shares, (iii) insert a new Article 16 to facilitate implementation of the Schemes, and (iv) reflect consequential renumbering of and updates to cross references in the Articles to reflect such amendments. Certain explanatory footnotes are included in the proposed amendments to the Articles described in Annex D to denote the amendments which will apply in circumstances where (i) both
Schemes, and/or (ii) only one of the Schemes, are implemented.
An indication of the amendments made is set out as follows:

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CAPITAL AND SHARES

4. The capital of the Company is €401,297,400 400,000,000[3] divided into 150,000 5% Cumulative Preference Shares of €1.27 each, 872,000 7% "A" Cumulative Preference Shares of €1.27 each and 1,250,000,000 Ordinary Shares of €0.32 each.[4]

4A. Subject to the provisions of the Act, an Ordinary Share shall be deemed to be a Redeemable Share on, and from the time of, the existence or creation of an agreement, transaction or trade between the Company and any third party pursuant to which the Company acquires or will acquire Ordinary Shares, or an interest in Ordinary Shares, from such third party. In these circumstances, the acquisition of such Ordinary Shares or an interest in such Ordinary Shares by the Company, save where acquired otherwise than for valuable consideration in accordance with the Act, shall constitute the redemption of a Redeemable Share in accordance with the Act. No resolution, whether special or otherwise, shall be required to be passed to deem any ordinary share a Redeemable Share.

5. The said five per cent. (5%) Cumulative Preference Shares shall confer on the holders thereof the rights and privileges following, that is to say:

(a) the right out of the profits which the Company shall determine to distribute by way of dividend to a fixed cumulative preferential dividend at the rate of five per cent. (5%) per annum on the capital for the time being paid up or credited as paid up on the said shares during the period in respect of which the said dividend is declared;

(b) the right in a winding up to repayment of the capital paid up or credited as paid up on the said shares and to payment of all arrears of the said fixed cumulative preferential dividend (whether earned or declared or not) down to the commencement of the winding-up in priority to the repayment of the amount of capital paid up or credited as paid up on any other shares in the capital of the Company.

Subject to the foregoing the said Preference Shares shall not confer any further right to participate in profits or assets and the holders of the said Preference Shares shall have no right to receive notice of or to be present or to vote either in person or by proxy at any general meeting by virtue or in respect of their holdings of such Preference Shares unless their fixed preferential dividend shall be six months in arrears or unless a Resolution is proposed for the winding up of the Company or otherwise affecting the rights or privileges of the holders of such Preference Shares.

6. The following provisions shall have effect in regard to the said seven per cent. (7%) "A" Cumulative Preference Shares of €1.27 each (hereinafter called ""A" Preference Shares"):

(i) The "A" Preference Shares shall carry the right to a fixed cumulative preferential dividend at the rate of seven per cent. (7%) per annum on the capital for the

[3] Note: This amount will be amended to (i) €401,107,440 if only the 5% Preference Share Scheme is implemented, (ii) €401,234,440 if only the 7% Preference Share Scheme is implemented, and (iii) €400,000,000 if both the 5% Preference Share Scheme and the 7% Preference Share Scheme is implemented.

[4] Note: The reference to 5% Preference Shares in this article will be deleted if the 5% Preference Share Scheme is implemented, and the reference to 7% Preference Shares in this article will be deleted if the 7% Preference Share Scheme is implemented.

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time being paid up or credited as paid up thereon during the period in which the said dividend is declared.

(ii) The "A" Preference Shares shall rank for such dividend next after the said 150,000 five per cent. (5%). Cumulative Preference Shares and in priority to the Ordinary Shares for the time being of the Company.

(iii) The "A" Preference Shares shall carry the right in a winding-up to repayment of capital paid up or credited as paid up thereon and to payment of all arrears of the said fixed cumulative preferential dividend (whether earned or declared or not) down to the commencement of the winding up net after the said 150,000 five per cent. (5%).

Cumulative Preference Shares and in priority to the Ordinary Shares for the time being of the Company.

(iv) Save as aforesaid the "A" Preference Shares shall not confer any further right to participate in profits or assets.

(v) The "A" Preference Shares shall not confer on the holders thereof the right to receive notice of or to attend or vote either in person or by proxy at any general meeting of the Company by virtue or in respect of their holdings thereof unless:

(A) At the date of the notice convening the meeting the dividend thereon is six months in arrears and so that for this purpose the dividend on such Shares shall be deemed to be payable half-yearly on the 5th day of April and the 5th day of October in each year, or

(B) The business of the meeting includes the consideration of a resolution for reducing the capital of the Company or for the sale of the undertaking of the Company, or for the winding up of the Company, or for increasing the borrowing powers of the Company, or for altering its objects, or for varying or abrogating any of the special rights or privileges attached to any Preference Shares, in which case they shall only be entitled to vote on any such resolutions.

(vi) That the Company shall be entitled to create further new "A" Preference Shares ranking in all respects pari passu with the said 872,000 seven per cent. (7%) "A" Cumulative Preference Shares but not in priority thereto.

7. Subject to the provisions of Section 108 of the Act, the Company shall have the power to redeem any Preference Shares issued by it prior to the 5th May, 1959.

5. 8. [5][6][7]Subject to the provisions of Chapter 6 of Part 3 and Chapter 5 of Part 17 of the Act and the other provisions of this Article, the Company may:

(a) pursuant to Section 66(4) of the Act, issue any shares of the Company which are to be redeemed or are liable to be redeemed at the option of the Company or the shareholder on such terms and in such manner as may be determined by the Company

[5] Note: Article 5 will only be deleted if the 5% Preference Share Scheme is implemented.
[6] Note: Article 6 will only be deleted if the 7% Preference Share Scheme is implemented.
[7] Note: Article 7 will only be deleted if the both the 5% Preference Share Scheme and the 7% Preference Share Scheme is implemented.

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CRH PROXY STATEMENT 2026

CANCELLATION OF PREFERENCE SHARES

16. [8]

(a) In these Articles, the "Schemes" means the two schemes of arrangement dated March 27, 2026 as included in Part I of Annex B and Annex C of the 2026 Proxy Statement, and as sent to the holders of the Preference Shares as part of the Scheme Circular (as defined in the applicable Scheme) and to be entered into between the Company and each of (i) the holders of the 5% Preference Share Scheme Shares (as defined in the Scheme relating to the 5% Cumulative Preference Shares) (which comprise the 5% Cumulative Preference Shares of the Company that are cancelled pursuant to the Scheme relating to such shares), and (ii) the holders of the 7% Preference Share Scheme Shares (as defined in the Scheme relating to the 7% "A" Cumulative Preference Shares) (which comprise the 7% "A" Cumulative Preference Shares that are cancelled pursuant to the Scheme relating to such shares), in each case, under Chapter 1 of Part 9 of the Act in its original form or with or subject to any modification, addition or condition approved or imposed by the Irish High Court and terms and expressions defined in the applicable Scheme and (if not so defined) in the Scheme Circular circulated with each Scheme under Section 452 of the Act shall have the same meanings in this Article.

(b) Notwithstanding any other provision of these Articles, if the Company allots and issues any 5% Cumulative Preference Shares and/or 7% "A" Cumulative Preference Shares (the "**Preference Shares**") on or after the Voting Record Time (as defined in the applicable Scheme) and prior to the 5% Preference Share Scheme Record Time and/or the 7% Preference Share Scheme Record Time, such shares shall be allotted and issued subject to the terms of the applicable Scheme and the holder or holders of those shares shall be bound by the applicable Scheme accordingly.

(c) Notwithstanding any other provision of these Articles, if any new Preference Shares of the Company are allotted or issued to any person on or after the 5% Preference Share Scheme Record Time and/or the 7% Preference Share Scheme Record Time (as applicable) or any Preference Shares are transferred to any person on or after the the 5% Preference Share Scheme Record Time and/or the 7% Preference Share Scheme Record Time (as applicable), such shares shall be deemed to be 5% Preference Share Scheme Shares and/or 7% Preference Share Scheme Shares (as applicable), (and shall be treated as though they were 5% Preference Share Scheme Shares or 7% Preference Share Scheme Shares (as applicable) at the 5% Preference Share Scheme Record Time and/or the 7% Preference Share Scheme Record Time, as applicable) and shall be cancelled and/or become subject to certain arrangements as specified in the applicable Scheme at the applicable Effective Time (as defined in the applicable Scheme) in accordance with the terms of the applicable Scheme and shall otherwise be subject to the terms of the applicable Scheme.

(d) In order to give effect to any such cancellation or arrangements required by this Article 16, the Directors may appoint any person (including any officer or employee of the Company, and/or the Registrar), as attorney or agent for the holders of the 5% Preference Share Scheme Shares and/or the 7% Preference Share Scheme Shares (as applicable) to do everything necessary to cancel the applicable 5% Preference Share Scheme Shares and/or the 7% Preference Share Scheme Shares (as applicable) and to give effect to the Schemes and do all such other things and execute and deliver all such documents and/or electronic communications as may, in the opinion of such attorney and/or agent, be necessary or desirable to cancel the applicable Scheme Shares and give full effect to the transactions contemplated by the applicable Schemes without the need for any further action being required to give effect thereto.

[8] **Note:** If both the 5% Preference Share Scheme and the 7% Preference Share Scheme are implemented, Article 16 will be inserted as proposed in the marked-up text to refer to both of the Schemes. If only one Scheme is implemented, this Article will only refer to the Scheme that is implemented and the applicable class of Preference Shares to be cancelled, and the Article will be amended accordingly to delete reference to the Scheme that was not implemented and to make any other consequential changes

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CRH PROXY STATEMENT 2026

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CRH PROXY STATEMENT 2026

INDEX

CRH
public limited company

	Article No.
ACCOUNTS	139 — 143
AUDIT	146
BORROWING POWERS	90
CALLS ON SHARES	22 — 28
CAPITAL AND SHARES	
Amount [10]	4
~~5% Cumulative Preference~~	~~5~~
~~7% "A" Cumulative Preference~~	~~6~~
Alteration of	52 — 55
CAPITALISATION OF PROFITS AND RESERVES	144 — 145
CERTIFICATES	~~16~~15
CHAIR	116
CONTROL	3
CORPORATIONS ACTING BY REPRESENTATIVES	85
DIRECTORS	
Advance Notice	108
Alternate	102
Appointment	110, 112
Chair	116
Chief Executive or Managing Director	122 — 124
Committees of	117 — 120
Deputy Chair	116
Disqualification	103

[10] Note: If only one Scheme is implemented, the deletion will be in relation to the applicable cancelled preference share class.

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CRH PROXY STATEMENT 2026

Article No.
Financial Assistance for purchase of - prohibited	~~15~~14 —
Forfeiture	40 — 47
Issue with Special Rights	~~9~~8
Lien	18 — 21
Options	~~11~~10
Purchase of own	~~8~~5, — 8A
Redeemable	4A, — ~~8~~6
~~Redemption of Preference Shares~~	~~7~~
[11]Transfer	29 — 34
Transmission	35 — 39
Treasury Shares - re-issue of	8B
Trust - not recognised	~~13~~12
Warrants	~~11~~10
THE CLEARING AND SETTLEMENT SYSTEM	17
VOTES OF MEMBERS	73 — 84
WINDING UP	151 — 152

[11] Note: This reference will only be deleted if both the 5% Preference Share Scheme and the 7% Preference Share Scheme are implemented.

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CRH PROXY STATEMENT 2026

Annex E – FAQs for shareholders holding
5% Preference Shares and/or 7%
Preference Shares in connection with the
LSE Delisting and Preference Shares
Cancellations
SECTION 1: GENERAL
Capitalised terms used in this FAQ document shall have the meaning ascribed to such terms in the Notice of AGM and Proxy Statement
2026 (the “Proxy Statement”), available on the Company’s website (Shareholder Center - CRH).
1. How do I know if my holding in CRH plc is in the form of Preference Shares
‘Preference Shareholders’ refers to persons who hold CRH’s 5% Preference Shares and/or 7% Preference Shares. This is distinct and separate from a holding of CRH’s Ordinary Shares.
You can hold Preference Shares in two ways:
(i)directly as a registered shareholder, with your name being listed on CRH’s Register of Members, and with your holding being evidenced in documentary form, (for example, by a dividend voucher issued to you by Computershare, or by a Statement of Holding issued to you by Computershare on request), and your dividends being paid to you by Computershare. Documentation received by you from
Computershare will indicate which class of Preference Share you own; or
(ii)indirectly through a broker, custodian or nominee, holding as a Euroclear Bank participant (i.e. a participant in the Euroclear Bank clearing system used for the preference shares), and with your dividends being paid to you by your broker, custodian or nominee.
You should contact your broker, custodian, nominee, or your financial adviser, if you are unsure if you own Preference Shares.
2.What changes are happening to the Preference Shares?
Following a review of CRH’s London Stock Exchange (‘LSE’) listings and preference share capital structure, the Board has determined that it is in the best interests of the Company and shareholders:
(i)to delist the 7% Preference Shares from the LSE and to seek shareholder approval for the 7% Preferences Shares to be cancelled; and
(ii)to seek shareholder approval for the 5% Preference Shares to be cancelled and for the 5% Preference Shares to be delisted from
Euronext Growth Dublin (‘EGD’) in connection with such cancellation.
The cancellation of the Preference Shares, if approved by shareholders, will be carried out by way of court-approved schemes of arrangement.
See Section 3 below for further information. The delisting of the 7% Preference Shares from the LSE does not require shareholder approval. The delisting of the 5% Preference Shares from EGD will occur if shareholder and court approval for the cancellation of the 5% Preference Shares is obtained.
SECTION 2:  THE 7% PREFERENCE SHARE DELISTING
1.What is the LSE Delisting?
CRH has announced that it has applied for the cancellation of the listing of its 7% Preference Shares on the Official List of the FCA, and the
cancellation of the admission to trading of those shares on the main market for listed securities of the LSE. This will take effect at the same time as the equivalent delisting of CRH’s Ordinary Shares from the LSE (collectively with the delisting of the 7% Preference Shares, the ‘LSE Delisting’).
In practice, this means that, following the LSE Delisting, it will no longer be possible to trade 7% Preference Shares on the LSE, or on any other stock exchange. As discussed further below in Section 3, there will be an opportunity for holders of the 7% Preference Shares to convert their preference shares into cash at a premium price pursuant to the proposed cancellation of the 7% Preference Shares.
The delisting of the 7% Preference Shares is independent of the proposal to cancel the 7% Preference Shares, and will occur whether or not the cancellation of the 7% Preference Shares becomes effective.
This FAQ document has been prepared for shareholders holding Preference Shares in connection with the LSE Delisting, and the cancellation of the Preference Shares.  A separate FAQ document for shareholders holding Ordinary Shares in connection with the LSE Delisting is available at
https://www.crh.com/investors/ordinary-shareholders/.
2.When will the LSE Delisting take effect?
It is expected that the LSE Delisting will become effective from 8:00 a.m. (UK time) on April 20, 2026, such that the last day of trading of 7%
Preference Shares on the LSE will be April 17, 2026.

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CRH PROXY STATEMENT 2026

3.Why is CRH implementing the LSE Delisting?
As part of the review of its listing structure, CRH carefully considered, amongst other things, the level of trading activity for its ordinary shares on the LSE as well as the additional cost, and regulatory and administrative obligations arising from retaining the LSE listing and concluded that it is in the best interests of the Company and its shareholders to proceed with the LSE Delisting.
4. If the cancellation of the 7% Preference Shares is not approved after the delisting of the 7% Preference Shares becomes effective, will the 7% Preference Shares be listed on another exchange?
If the proposed cancellation of the 7% Preference Shares does not become effective, the Board does not intend to apply for a listing of the 7%
Preference Shares on another stock exchange. Consequently, it will only be possible to sell or transfer 7% Preference Shares in an off-market transaction following the LSE Delisting. You should contact your financial adviser for further information in relation to off-market transactions.
5. Why is CRH delisting the 7% Preference Shares from the LSE, irrespective of the outcome of the proposal to cancel the 7% Preference
Shares, whereas the 5% Preference Shares will only be delisted if the cancellation of the 5% Preference Shares becomes effective?
The 7% Preference Shares are being delisted from the LSE as CRH has determined to cancel all of its listings on the LSE, regardless of whether the cancellation of the 7% Preference Shares becomes effective. No shareholder approval is required in connection with the LSE Delisting.
The delisting of the 5% Preference Shares from EGD will only occur if the cancellation of the 5% Preference Shares becomes effective, as shareholder approval is required for the delisting. The shareholder approval for the delisting from EGD is being sought as part of the approval of the scheme to cancel the 5% Preference Shares.
6.Can I vote on the LSE Delisting at the 2026 AGM?
No shareholder approval is required for the LSE Delisting under the UK Listing Rules.  Following a period of consultation, the Board has determined that the LSE Delisting is in the best interests of the Company and shareholders.  Please refer to Questions 2 and 3 for more information.
7.Will the LSE Delisting impact how I receive my dividends?
No, the LSE Delisting will not impact how you receive your dividends. You will receive your dividends in the same way you normally do. However, please refer to Question 10 in Section 3 in relation to how the cancellation of the 7% Preference Shares will impact dividend payments.
8.Can I continue to hold my 7% Preference Shares indirectly through a broker, custodian, nominee or other intermediary in the EB
System following the delisting of the 7% Preference Shares from the LSE?
Whether you may continue to hold your 7% Preference Shares through a broker, custodian, nominee or other intermediary in the same manner as you currently hold your 7% Preference Shares will be dependent on whether the intermediaries (brokers, custodians and nominees) will continue to support holdings through the securities settlement system operated by Euroclear Bank following the LSE Delisting. You should contact the intermediary through which you hold your 7% Preference Shares for further information. Please refer to Section 3 for further information on this.
SECTION 3: THE PREFERENCE SHARE CANCELLATIONS AND DELISTING OF THE 5% PREFERENCE SHARES
1. What are the Preference Share Cancellations?
In addition to the delisting of the 7% Preference Shares from the LSE, CRH is also proposing to cancel the 5% Preference Shares and the 7%
Preference Shares in exchange for a premium cash consideration payment. Further details regarding the terms of the cancellations of the
Preference Shares are set out on pages 31 to 38 of the Proxy Statement.
2. What will happen as a result of the Preference Share Cancellations?
If any of the proposed cancellations of the Preference Shares become effective, the applicable class of Preference Shares will be cancelled and extinguished and will cease to exist, and the holders of such Preference Shares will receive cash consideration in exchange for such cancellation
(as detailed further in Question 5 below).
3.Why are the Preference Shares being cancelled?
The Board believes that the proposed cancellations, if implemented, would result in a number of benefits for CRH and its shareholders, including reducing certain administrative obligations and streamlining applicable regulatory requirements, while providing an opportunity to the preference shareholders to monetize their holdings.
4.When are the cancellations of the Preference Shares expected to become effective?
The cancellations of the Preference Shares are expected to be completed in mid-2026, subject to obtaining the required shareholder and court approvals. No assurance can be provided as to when or if the cancellations will be completed.
5.If the cancellations of the Preference Shares are approved, when will I receive the consideration for the cancellation of my Preference
Shares?
Preference Shareholders will receive a premium cash consideration payment within 14 days of the cancellation of a class of Preference Shares becoming effective. The payment will be made in the same manner as dividend payments are typically made, unless Preference Shareholders provide written instructions to the Company’s Registrar, Computershare, by the applicable scheme record time (being 11:59 p.m. (Dublin) on the last business day before the applicable scheme becomes effective), revoking any existing  mandates in place and providing updated mandate instructions.
6. How has the consideration payment for the cancellation of the preference shares been calculated?
The proposed cancellations would be in exchange for a cash payment of an amount equal to 40 times the annual dividend per preference share.
This amount has been calculated by capitalizing the annual dividend payable at a rate of 2.5156%, approximately 100bps below the yield on a 30-
year German bond (the “Bund”) as at March 12, 2026. This is calculated by dividing the annual dividend per share by a rate of 2.5156%. The payments would be €2.54 per share in respect of the 5% Preference Shares, representing 200% of nominal value, and €3.556 per share in respect of the 7% Preference Shares, representing 280% of nominal value, with both classes having a nominal value of €1.27.

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CRH PROXY STATEMENT 2026

7. When and where will the AGM and scheme meetings be held?
Please refer to pages 32 and 84 of the Proxy Statement for further details of the time, date and location of the AGM and Preference Share scheme meetings. Please also refer to Questions 9 and 13 in relation to who can vote at the meetings.
8. Why are Preference Shareholders being asked to vote at a Scheme Meeting?
It is proposed that the cancellation of the Preference Shares will be carried out by way of two separate schemes of arrangement under Irish law.
Irish law requires that three separate shareholders meetings are held in connection with the cancellations, the two Scheme Meetings and the
AGM, to approve resolutions in connection with the cancellation of the Preference Shares.
The Board have convened (i) a scheme meeting of the 5% Preference Shareholders to obtain their approval of the scheme of arrangement regarding the cancellation of the 5% Preference Shares (including the delisting from EGD ), and (ii) a scheme meeting of the 7% Preference
Shareholders to obtain their approval of the scheme of arrangement regarding the cancellation of the 7% Preference Shares.
It will not be possible to complete the cancellation of any class of Preference Shares unless the requisite shareholder approvals have been obtained at the applicable Scheme Meetings, and at the AGM. Approval of the Irish High Court is also required in respect of the cancellation of each class of Preference Shares.
If you are a Preference Shareholder, you will receive a notice of scheme meeting, an explanatory statement in relation to the resolutions proposed, the terms of the Scheme, and a proxy card allowing you to cast your vote in respect of the resolution proposed at the Scheme Meeting. At the respective Scheme Meetings, the Preference Shareholders will be asked to vote on, and if they see fit approve, the cancellation of the applicable class of Preference Shares.
If the relevant shareholder approvals are obtained in relation to the cancellation of the Preference Shares, CRH will apply to the Irish High Court to sanction one or both of the schemes of arrangements (as applicable).
9.Can Preference Shareholders vote at the AGM?
7% Preference Shareholders are entitled to vote in respect of a capital reduction of the Company and will therefore be entitled to vote on
Proposal 9 at the AGM, with the ordinary shareholders, which relates to the reduction to the Company’s capital in connection with the cancellation of any class of Preference Shares. 7% Preference Shareholders will not have the right to vote on any other resolutions at the AGM.
5% Preference Shareholders do not have the right to vote on any of the resolutions proposed at the AGM.
10.What will happen to any dividends at the time the Preference Shares Cancellations take effect?
Nothing will happen in respect of any dividend rights or entitlements at the time the cancellations of the Preference Shares take place. There is no separate entitlement or payment in respect of any dividend unpaid or otherwise accrued up to and including the time at which the applicable cancellation becomes effective. The cash consideration payment that is being paid to Preference Shareholders in connection with the cancellation of the Preference Shares comprises the entire amount payable in respect of the cancellation of the Preference Shares.
11. What are the tax implications for me if my Preference Shares are cancelled pursuant to the proposed cancellations?
In general, Preference Shareholders who are resident in Ireland (or those who are ordinarily resident in Ireland or have used their shares in connection with a trade carried on in Ireland through a branch or agency) should generally be subject to Irish capital gains tax (“Irish CGT”) or Irish corporation tax at a rate of 33% on any chargeable gain arising on the disposal of their Preference Shares pursuant to the cancellations. This is subject to any available exemptions and reliefs.
Preference Shareholders who are not resident in Ireland should not generally be subject to Irish CGT or Irish corporation tax on chargeable gains on the disposal of their Preference Shares pursuant to the cancellations.
The cash payment that is being paid to Preference Shareholders in connection with the cancellations should not be subject to Irish dividend withholding tax. Further, Preference Shareholders should not be chargeable to Irish stamp duty on the disposal of their Preference Shares pursuant to the cancellations of the Preference Shares.
You should consult your own tax advisor regarding the tax consequences of the Cancellation in your particular circumstances. Please refer to pages 31 to 34 of the Proxy Statement for further information.
12.What will happen if the proposed Preference Share cancellations do not complete?
If the proposed cancellations of the Preference Shares are not approved at the AGM, and/or by the applicable Preference Shareholders at the
Scheme Meetings, the Company will not be able to implement the proposed cancellations, no payment of consideration for the cancellation will be made to Preference Shareholders and the Preference Shareholders will continue to hold the Preference Shares in the same manner as they currently do today, save that the 7% Preference Shares will no longer be listed on the LSE as a result of the LSE Delisting.
13.Who can attend and vote at the Scheme Meetings?
The record date for the Scheme Meetings is 7.00 p.m. (Irish time) on Sunday, May 17, 2026.
Registered Preference Shareholders
If you hold your Preference Shares directly on the CRH register of members and you are listed on CRH’s register of members at the record date, you are entitled to receive notice of, attend, speak, and vote at the applicable Scheme Meeting and any adjournments thereof.
Such registered holders may appoint a proxy by completing the Form of Proxy in accordance with the instructions printed thereon in connection with the cancellation of the applicable class of Preference Shares. To be valid, the Forms of Proxy must be delivered to the Registrar by post no later than 48 hours prior to the meeting (i.e. 10.00 a.m. (Irish Time) on May 19, 2026, for the Scheme Meeting in respect of the 7% Preference
Shares, and 10.30 a.m. (Irish Time) on May 19, 2026, for the Scheme Meeting in respect of the 5% Preference Shares).
Preference Shareholders who hold in registered form and who wish to submit proxies by electronic means may do so up to the same deadline
(i.e. not later than 48 hours prior to the meeting) by visiting (www.eproxyappointment.com) or scanning the QR code and following the instructions on the Form of Proxy. Preference Shareholders who have any queries in relation to the proxy appointment process should contact the Registrar
(Computershare Investor Services (Ireland) Limited, 3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland or telephone
(+353 (1) 6968467)).

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CRH PROXY STATEMENT 2026

Interests held through a participant account in the Euroclear Bank System
Preference Shareholders who hold interests in the Preference Shares through a participant account in the Euroclear Bank System (i.e. the
Euroclear Bank clearing system used for the preference shares), can submit electronic voting instructions in the manner described in the document issued by Euroclear Bank entitled ‘Euroclear Bank as issuer CSD for Irish corporate securities’ and available on the Euroclear Bank website (www.euroclear.com).
EB participants can send electronic voting instructions to instruct Euroclear Nominees to appoint either itself (or another named person) or the
Chair of the applicable Scheme Meeting as a proxy to vote in relation to the cancellation of the Preference Shares.
Euroclear Bank’s voting instruction deadline is expected to be 9.00 a.m. (Irish Time) on May 19, 2026 for the Scheme Meeting in respect of the
7% Preference Shares, and 9.30 a.m. (Irish Time) on May 19, 2026, for the Scheme Meeting in respect of the 5% Preference Shares).
Interests held via CREST Depository Interests (“CDIs”) through the CREST clearing system
Voting instructions for Preference Shareholders who hold interests in the Preference Shares as CDIs in the CREST system are to be received via
Broadridge. Further details on this service are set out on the ‘All you need to know about SRD II in Euroclear UK & Ireland’ webpage of the
Euroclear Bank website (www.euroclear.com) which is accessible to CREST participants (see section CREST International Service – Proxy voting).
Holders of CDIs will be required to use the CREST operator’s proxy voting service facilitated by the Broadridge Global Proxy Voting service in order to receive meeting announcements and send back voting instructions, as required. To facilitate client set up, holders of CDIs  who wish to participate in the proxy voting service, will need to complete a Meetings and Voting Client Set-up Form (CRT408), a copy of which is available on the Euroclear Bank website (www.euroclear.com) which is accessible to CREST participants. Completed application forms should be returned to
EUI by an authorised signatory with another relevant authorised signatory copied in for verification purposes using the following email address:
uk-membership@euroclear.com. Fully completed and returned application forms will be shared with Broadridge by EUI. This will enable
Broadridge to contact a shareholder and share further detailed information on the service offering and initiate the process for granting their access to the Broadridge platform.
The voting deadline for holders of CDIs in respect of the Scheme Meetings is expected to be two business days prior to Euroclear Bank’s voting instructions deadline.
Preference Shareholders should consult with their stockbroker or other intermediary at the earliest opportunity for further information on the processes and timelines for submitting proxies and voting instructions for the Scheme Meetings through the respective systems.
Preference Shareholders who hold their interests through CDIs and/or an EB participant in the Euroclear Bank System wishing to attend, speak, ask questions and vote at a Scheme Meeting must arrange to have themselves appointed as their own proxy as explained in the notes to the notice convening the Scheme Meetings which will be issued to each Preference Shareholder.
If you have any queries in relation to action to be taken, please contact the Registrar, Computershare Investor Services (Ireland) Limited. For legal reasons, the Registrar will not be able to provide advice on the merits of the cancellation itself or give financial, legal or tax advice.
If you are unsure of any of the information provided, please contact your financial advisor or broker for further information.
For further information, please refer to pages 97 to 103 of Annex B and pages 110 to 116 of Annex C of the Proxy Statement.
14.If the cancellation of the 5% Preference Shares is not approved, will the listing of the 5% Preference Shares on EGD be cancelled?
The cancellation of the listing of the 5% Preference Shares on EGD will only occur if the cancellation of the 5% Preference Shares becomes effective.
15.If the 5% Preference Share Cancellation is approved, when will the delisting of the 5% Preference Shares from EGD take place?
If the cancellation of the 5% Preference Shares is approved and becomes effective, it is proposed that the delisting of the 5% Preference Shares from EGD will take effect from 7:00 a.m. (Irish time) on the date after the date on which the cancellation of the 5% Preference Shares becomes effective (expected to be in mid-2026). An announcement with further information regarding the scheme effective date will be released by the
Company at a later date.
SECTION 4: PREFERENCE SHAREHOLDER SUPPORTS
Helplines are available as set out below. Please contact the service appropriate to your query.  Please also note that shareholder helpline operators cannot give financial, tax, investment or legal advice.
A.General Queries on the Delisting of the 7% Preference Shares and the Preference Share Cancellations
If you have a query which is not addressed by the answers to the questions in sections 1 to 3 above, you can contact a toll-free CRH helpline as follows:
Telephone:Ireland (+353) 1800 948 270
United Kingdom (+44) 0800 029 4526
Updates to the operation of this helpline will be advised on the following page on the CRH website, www.crh.com/investors/preference-shareholders.
Please note that the operators of the CRH helpline will not be in a position to provide technical assistance in relation to the delisting of the 7%
Preference Shares and/or the Preference Share Cancellations.  They will also not be able to deal with queries from Registered Holders in relation to the day to day management of their shareholding – see B below for the correct contact details.
**Lines are open 9.00 a.m. to 5:30 p.m. (Irish time), Monday to Friday (excluding public holidays in England and Wales).
B.Preference Shareholders who hold their shares in directly on the CRH Register of Members (and not through a broker, custodian, nominee or other intermediary)* with queries in relation to the day-to-day management of their Preference Share holdings (such as account balances, dividend payments, address changes, etc.) should contact Computershare Investor Services (Ireland) Limited as follows:

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CRH PROXY STATEMENT 2026

Address:Computershare Investor Services (Ireland) Limited
3100 Lake Drive,
Citywest Business Campus,
Dublin 24
D24 AK82
Ireland.
Telephone:(+353 (1) 6968467), (calls to this helpline from outside Ireland are charged at the applicable international rates)**
Email:webcorres@computershare.co.uk
Website:www.investorcentre.com/ie
*Preference shareholders who hold preference shares through a broker, custodian, nominee or other intermediary should contact the relevant intermediary with queries on the day to day management of their holdings.
**Lines are open 8:30 a.m. to 5:30 p.m. (Irish time), Monday to Friday (excluding public holidays).

130
CRH PROXY STATEMENT 2026

Annex F – Proposal 12 – Proposed
Amendments to Articles of Association
The proposed amendment to the Company’s Articles includes the deletion of Article 87 in its entirety and consequential renumbering of and updates to cross references in the Articles.
The full text of Article 87 is set out as follows:
87.The qualification of a Director shall be the holding alone and not jointly with any other person of 1,000 Ordinary Shares in the capital of the
Company and Ordinary Shares shall also be deemed to be held by a Director for the purposes of this Article, where the Director holds an interest in such Ordinary Shares through a central securities depository. A Director may act before acquiring his qualification but must acquire the same within two months (with such time period to be extended if trading in the Company’s shares is prohibited at the relevant time) after his appointment or election.
An indication of the deletion of Article 87 and update to the cross reference in Article 102 is set out as follows:

131
CRH PROXY STATEMENT 2026

CRH
1350 Avenue of the Americas
New York
NY 10019
USA
E-mail: mail@crh.com
Telephone: +353 1 404 1000
Website: www.crh.com
Registered Office
42 Fitzwilliam Square
Dublin 2
D02 R279
Ireland
E-mail: crh42@crh.com
Telephone: +353 1 634 4340
CRH® is a registered trademark of CRH
PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

VOTE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2026 Annual General Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN ON THE REVERSE SIDE, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR each of the Director nominees listed in Proposal 1 and FOR Proposals 2 - 12.

	For	Against	Abstain
1(a) - Richie Boucher	☐	☐	☐
1(b) - Caroline Dowling	☐	☐	☐
1(c) - Richard Fearon	☐	☐	☐
1(d) - Johan Karlström	☐	☐	☐
1(e) - Shaun Kelly	☐	☐	☐
1(f) - Badar Khan	☐	☐	☐
1(g) - Lamar McKay	☐	☐	☐
1(h) - Jim Mintern	☐	☐	☐
1(i) - Gillian L. Platt	☐	☐	☐
1(j) - Mary K. Rhinehart	☐	☐	☐
1(k) - Siobhán Talbot	☐	☐	☐
1(l) - Christina Verchere	☐	☐	☐

	For	Against	Abstain
2. Consideration of Named Executive Officer Compensation for 2025 ("Say-on-Pay")	☐	☐	☐
3. By separate resolutions:			
(a) Ratification of Appointment of Deloitte U.S. as Auditor;	☐	☐	☐
(b) Authority to set Auditor Compensation	☐	☐	☐
4. Authority to Allot Shares	☐	☐	☐
5. Disapplication of Pre-emption Rights	☐	☐	☐
6. Authority to Purchase Own Shares	☐	☐	☐
7. Authority to Re-issue Treasury Shares	☐	☐	☐
8. Preference Shares Cancellation: Approval of Schemes of Arrangement	☐	☐	☐
9. Preference Shares Cancellation: Approval of Reduction of Capital	☐	☐	☐
10. Preference Shares Cancellation: Approval of Variation to the Company's Authorized Share Capital	☐	☐	☐
11. Preference Shares Cancellation: Approval of Amendments to Articles	☐	☐	☐
12. Amendments to Articles: Deletion of Qualification Shareholding Requirement for Directors	☐	☐	☐

1 U P X

0486DF

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Meeting Materials

The formal Notice of Meeting and Proxy Statement, which includes further details on the proposals to be considered at the 2026 Annual General Meeting, is available on the Company's website, *www.crh.com/investors/shareholder-meetings*, together with copies of the Company's 2025 Annual Report and the Company's Irish Statutory Accounts.

▼ **IF VOTING BY MAIL, SIGN BELOW, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — CRH plc

Proxy Solicited by Board of Directors for Annual General Meeting — May 7, 2026

I/We the undersigned being an Ordinary Shareholder(s) of the Company HEREBY APPOINT the Chair of the meeting with full power of substitution or ____ (see note 1 below) as my/our proxy to vote for me/us and on my/our behalf at the Annual General Meeting of the Company to be held at 11:00 am (Dublin) on May 7, 2026 and at any adjournment thereof. I/We direct my/our proxy to attend, speak and vote on the proposals set out in the Notice of Meeting and Proxy Statement as instructed and in respect of other proposals that may arise at the meeting as the proxy thinks fit.

This proxy may be exercised in respect of all/_______________ shares registered in my/our name(s).

This proxy, when properly executed, will be voted in the manner directed herein by the shareholder. Unless otherwise directed, and in respect of any other resolutions proposed during the meeting, the proxy will vote as he/she thinks fit or abstain from voting.

In the case of registered joint holders (i) only one need sign, and (ii) the vote of the senior holder who tenders a vote, whether in person or by proxy or (in the case of a corporation) by authorized representative, will alone be counted. For this purpose seniority will be determined by the order in which the names appear in the register of shareholders of CRH plc in respect of the joint holding.

1. If it is desired to appoint another person as proxy, the words "the Chair of the meeting" should be deleted and the name and address of the proxy, who need not be a member of the Company, inserted instead and initialed. Please note that proxies may be asked to present identification.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign your name exactly as it appears on this Proxy Card. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Where the appointer is a body corporate this form must be under seal or signed by a duly authorized officer of attorney of the body corporate.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 (joint holder) — Please keep signature within the box.
/ /

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

CRH

Attendance Card

CRH plc (the "**Company**") would like to inform you that the Annual General Meeting ("**AGM**") of the Company will be held at **the Royal Marine Hotel, Marine Road, Dun Laoghaire, Co. Dublin, Ireland** on Thursday, May 7, 2026 at 11.00 a.m. (Dublin)

Please bring this card with you to the AGM and present it at Shareholder registration/accreditation.

Shareholder Reference Number

7% Preference Shareholders Form of Proxy for the Annual General Meeting ("AGM") to be held on May 7, 2026

Cast your Proxy online...**It's fast, easy and secure!**

www.eproxyappointment.com or scan the QR code

You will be asked to enter the Control Number, Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions.

Control Number: 921344

SRN:

PIN:

The formal Notice of Meeting and Proxy Statement, which includes further details on the proposals to be considered at the 2026 AGM, is available on the Company's website, www.crh.com/investors/shareholder-center/agm, together with copies of the Company's 2025 Annual Report and the Company's Irish Statutory Accounts.

To be effective, votes must be lodged with the Company's Registrar at: Computershare Investor Services (Ireland) Limited, P.O. Box 13030, 3100 Lake Drive, Citywest Business Campus, Dublin 24, D24 AK82, Ireland or through the voting website, see above, by Tuesday, May 5, 2026 at 11.00 a.m. (Dublin)

Explanatory Notes:

1. A copy of the the formal Notice of Meeting and Proxy Statement is available on www.crh.com/investors/shareholder-center/agm. As set out in the Notice of Meeting and Proxy Statement, the 7% Preference Shareholders are being asked to vote only on Proposal 9 in the Notice of Meeting and Proxy Statement as this proposal relates to a reduction of the Company's capital to cancel the Preference Shares (the "7% Preference Shares").
2. Every 7% "A" Cumulative Preference Shareholder has the right to appoint some other person(s) of their choice, who need not be a 7% Preference Shareholder, as his/her proxy to exercise all or any of his/her rights, to attend and vote in respect of Proposal 9 on their behalf at the AGM. A 7% Preference Shareholder may appoint more than one proxy to attend and vote at the AGM in respect of shares held in different securities accounts. A 7% Preference Shareholder acting as an intermediary on behalf of one or more clients may grant a proxy to each of its clients or their nominees provided each proxy is appointed to exercise rights attached to different 7% Preference Shares held by the 7% Preference Shares. If the proxy is being appointed in relation to less than your full voting entitlement please enter in the box next to the proxy holder's name (see reverse) the number of 7% Preference Shares in relation to which they are authorised to act as your proxy. If left blank, your proxy will be deemed to be authorised in respect of your full voting entitlement (or if this proxy form has been issued in respect of a designated account for a 7% Preference Shareholder, the full voting entitlement for that designated account). If a poll is taken at the AGM, a 7% Preference Shareholder present in person or proxy, holding more than one share, is not required to cast all their votes in the same way.
3. To appoint more than one proxy, an additional proxy form(s) may be obtained by contacting the Registrar's helpline on +353 1 696 8467 or you may photocopy the reverse only of this form. Please indicate in the box next to the proxy holder's name (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.
4. To be effective, the completed Form of Proxy, together with any power of attorney or other authority under which it is executed, or a certified copy thereof, must be deposited with the Registrar of the Company before the deadline set out above. A 7% Preference Shareholder wishing to appoint a proxy by electronic means may do so on the Registrar's website www.eproxyappointment.com. Details of the requirements are set out in the box above. A 7% Preference Shareholder who wishes to appoint more than one proxy by electronic means must contact the Registrar by sending an email to clientservices@computershare.ie
5. The 'Vote Abstain' option overleaf is provided to enable you to abstain on the resolution. However, it should be noted that a 'Vote Abstain' is not a vote in law and will not be counted in the calculation of the proportion of the votes 'For' and 'Against' the resolution.
6. Entitlement to attend and vote on Proposal 9 at the AGM and the number of votes which may be cast thereat will be determined by reference to the Register of Members of the Company at 7:00 p.m. (Dublin Time) on May 3, 2026 (or in the case of an adjournment as at the close of business on the day which is four days before the date of the adjourned meeting). Changes to entries on the Register of Members after that time shall be disregarded in determining the rights of any person to attend and vote at the AGM.
7. All proxy voting instructions whether submitted directly by way of a completed Form of Proxy to the address of CRH's Registrar above (in the case of holders of 7% Preference Shares in book-entry form on the Company's Register of Members) or through the Euroclear System (in the case of EB Participants) or CREST (in the case of holders of CDIs) must be received by the Company's Registrar by no later than 11.00 a.m. on May 5, 2026 (or, in the case of an adjournment, no later than 48 hours before the time fixed for holding the adjourned meeting). Persons holding interests in 7% Preference Shares through the Euroclear System or CREST (via a holding in CDIs) will also need to comply with any additional voting deadlines imposed by the respective service offerings. All persons affected are recommended to consult with their stockbroker or other intermediary at the earliest opportunity.
8. The above is how your address appears on the Register of Members. If this information is incorrect please call the Registrar's helpline on +353 1 696 8467 to request a change of address form or go to www.investorcentre.com/ie to use the online Investor Centre service.
9. Any alterations made to this form should be initialled.

Kindly Note: This form is issued only to the addressee(s) and is specific to the unique designated account printed hereon. This personalised form is not transferable between different (i) account holders; or (ii) uniquely designated accounts. CRH plc and Computershare Investor Services (Ireland) Limited accept no liability for any instruction that does not comply with these conditions.

All Holders

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Poll Card To be completed **only** at the AGM if a Poll is called.

Proposal - The Board of Directors recommend a vote FOR Proposal 9.

	For	Against	Abstain
9. Preference Shares Cancellation: Approval of Reduction of Capital.			

Signature

Form of Proxy

Please use a **black** ink pen. Mark with an **X** inside the box as shown in this example. [X]

You can also instruct your proxy not to vote on a resolution by inserting an "**X**" in the withhold box.

I/We the undersigned being a 7% Preference Shareholder(s) of the Company hereby appoint the Chair of the meeting, with full power of substitution, OR the following person

*	**

Shareholder Reference Number

as my/our proxy to attend and vote in respect of my/our full voting entitlement*** on my/our behalf on any matter on which 7% Preference Shareholders are entitled to vote at the AGM of the Company to be held at **the Royal Marine Hotel, Marine Road, Dun Laoghaire, Co. Dublin, Ireland** at 11.00 a.m. (Dublin) on May 7, 2026 and at any adjourned meeting thereof.

FOLD HERE I/We direct that my/our vote(s) be cast on the specified resolution as indicated by an X in the appropriate box. FOLD HERE

* Please leave this box blank if you have selected the Chair. Do not insert your own name(s). Please include an address if you have selected a person other than the Chair.

** Please leave this box blank if you are appointing a proxy in respect of your full voting entitlement. If you are appointing the proxy in relation to less than your full voting entitlement, please insert the number of shares in relation to which they are authorised to act.

*** For the appointment of more than one proxy, please refer to Explanatory Notes 2 and 3 (see front).

☐ Please tick here to indicate if this proxy appointment is one of multiple appointments being made.

Proposal - The Board of Directors recommend a vote FOR Proposal 9.

	For	Against	Abstain
9. Preference Shares Cancellation: Approval of Reduction of Capital.			

I/We would like my/our proxy to vote on Proposal 9 proposed at the AGM as indicated on this form. Unless otherwise instructed, the proxy may vote as he or she sees fit or abstain in relation to any business of the meeting.

Signature

Date

DD / MM / YY

In the case of a corporation, this proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary)

EXT3129 01 CRHI